WRL FREEDOM PREMIER(SM)
                               VARIABLE ANNUITY

                                 Issued Through
                           WRL SERIES ANNUITY ACCOUNT
                                       By
                  WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO
PROSPECTUS
MAY 1, 2001

     This prospectus gives you important information about the WRL Freedom Premier(SM), a flexible payment variable accumulation deferred annuity contract. Please read this prospectus and the fund prospectuses before you invest and keep them for future reference. This Contract is available to individuals as well as to certain groups and individual retirement plans. This Contract is not available in all states.

     You can put your money into 33 investment choices: a fixed account and 32 subaccounts of the WRL Series Annuity Account. Money you put in a subaccount is invested exclusively in a single mutual fund portfolio. Your investments in the portfolios are not guaranteed. You could lose your money. Money you direct into the fixed account earns interest at a rate guaranteed by Western Reserve.

     The 32 portfolios we currently offer through the subaccounts under this Contract are:

                                    AEGON/TRANSAMERICA SERIES FUND, INC.*

 Munder Net50 (formerly, WRL Goldman Sachs Small Cap)**              GE U.S. Equity
 Van Kampen Emerging Growth (formerly, WRL VKAM Emerging Growth)     Great Companies -- America(SM)
 T. Rowe Price Small Cap                                             Salomon All Cap
 Pilgrim Baxter Mid Cap Growth                                       C.A.S.E. Growth
 Alger Aggressive Growth                                             Dreyfus Mid Cap
 Third Avenue Value                                                  NWQ Value Equity
 Value Line Aggressive Growth                                        T. Rowe Price Dividend Growth
 GE International Equity                                             Dean Asset Allocation
 Janus Global***                                                     LKCM Strategic Total Return
 Gabelli Global Growth                                               J.P. Morgan Real Estate Securities
 Great Companies -- Global(2)                                        Federated Growth & Income
 Great Companies -- Technology(SM)                                   AEGON Balanced
 Janus Growth                                                        AEGON Bond
 LKCM Capital Growth                                                 J.P. Morgan Money Market
 Goldman Sachs Growth

                                VARIABLE INSURANCE PRODUCTS FUND (VIP)
 Fidelity VIP Equity-Income Portfolio -- Service Class 2
                             VARIABLE INSURANCE PRODUCTS FUND II (VIP II)
 Fidelity VIP II Contrafund(R) Portfolio -- Service Class 2
                            VARIABLE INSURANCE PRODUCTS FUND III (VIP III)
 Fidelity VIP III Growth Opportunities Portfolio -- Service Class 2

* Prior to May 1, 2001, this fund was known as the WRL Series Fund, Inc. Because of the fund's name change, we have deleted "WRL" from each portfolio's name. However, when we refer to the fund's subaccounts, we will continue to use "WRL" in front of each subaccount name.
** From May 1, 2001 to May 28, 2001, this portfolio will be available for investment only to Contract owners who purchased the Contract before May 1, 2001. Effective May 29, 2001, subject to shareholder approval, this portfolio will have a new investment objective, after which time the portfolio will become available for investment to all Contract owners.
*** This portfolio is available for investment only to Contract owners who purchased the Contract before September 1, 2000.

     If you would like more information about the WRL Freedom Premier,SM you can obtain a free copy of the Statement of Additional Information ("SAI") dated May 1, 2001. Please call us at 1-800-851-9777, Ext. 6538 (Monday - Friday 8:00
a.m. - 7:00 p.m. Eastern Time), or write us at: Western Reserve, Administrative Office -- Annuity Department, P.O. Box 9051, Clearwater, Florida 33758-9051. A registration statement, including the SAI, has been filed with the Securities and Exchange Commission ("SEC") and is incorporated herein by reference. The SEC maintains a web site (www.sec.gov) that contains the prospectus, the SAI, material incorporated by reference and other information. The table of contents of the SAI is included at the end of this prospectus.

PLEASE NOTE THAT THE CONTRACT AND THE FUNDS:
o ARE NOT BANK DEPOSITS
o ARE NOT FEDERALLY INSURED
o ARE NOT ENDORSED BY ANY BANK OR GOVERNMENT AGENCY
o ARE NOT GUARANTEED TO ACHIEVE THEIR GOAL
o INVOLVE RISKS, INCLUDING POSSIBLE LOSS OF PREMIUM

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

TABLE OF CONTENTS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

DEFINITIONS OF SPECIAL TERMS .............................................     1

SUMMARY ..................................................................     4

ANNUITY CONTRACT FEE TABLE ...............................................    11

EXAMPLES .................................................................    13

 1.  THE ANNUITY CONTRACT ................................................    15
     The Contract ........................................................    15
     Other Contracts .....................................................    16

 2.  ANNUITY PAYMENTS (THE INCOME PHASE) .................................    16
     Annuity Payment Options Under the Contract ..........................    16
     Fixed Annuity Payment Options .......................................    17
     Variable Annuity Payment Options ....................................    18
     Guaranteed Minimum Income Benefit Rider .............................    19

 3.  PURCHASE ............................................................    22
     Contract Issue Requirements .........................................    22
     Premium Payments ....................................................    22
     Initial Premium Requirements ........................................    22
     Additional Premium Payments .........................................    23
     Maximum Premium Payments ............................................    23
     Allocation of Premium Payments ......................................    24
     Right to Cancel Period ..............................................    24
     Annuity Value .......................................................    25
     Accumulation Units ..................................................    25

 4.  INVESTMENT CHOICES ..................................................    25
     The Separate Account ................................................    25
     The Fixed Account ...................................................    29
     Transfers ...........................................................    29
     Dollar Cost Averaging Program .......................................    30
     Asset Rebalancing Program ...........................................    31
     Telephone or Fax Transactions .......................................    31
     Third Party Investment Services .....................................    32

 5.  EXPENSES ............................................................    33
     Mortality and Expense Risk Charge ...................................    33
     Administrative Charge ...............................................    33
     Guaranteed Minimum Income Benefit Rider Charges .....................    33
     Annual Contract Charge ..............................................    34
     Transfer Charge .....................................................    34
     Loan Processing Fee .................................................    34
     Premium Taxes .......................................................    34
     Federal, State and Local Taxes ......................................    35
     Surrender Charge ....................................................    35
     Portfolio Management Fees ...........................................    39
     Reduced or Waived Charges and Expenses to Employees .................    39

 6.  TAXES ................................................................   39
     Annuity Contracts in General .........................................   39
     Qualified and Nonqualified Contracts .................................   40
     Partial and Complete Surrenders -- Nonqualified Contracts ............   41
     Multiple Contracts ...................................................   41
     Diversification and Distribution Requirements ........................   41
     Partial and Complete Surrenders -- Qualified Contracts ...............   42
     Taxation of Death Benefit Proceeds ...................................   42
     Annuity Payments .....................................................   43
     Transfers, Assignments or Exchanges of Contracts .....................   43
     Separate Account Charges .............................................   44
     Possible Tax Law Changes .............................................   44

 7.  ACCESS TO YOUR MONEY .................................................   44
     Partial and Complete Surrenders ......................................   44
     Delay of Payment and Transfers .......................................   45
     Systematic Partial Surrenders ........................................   46
     Contract Loans for Certain Qualified Contracts .......................   46

 8.  PERFORMANCE ..........................................................   48

 9.  DEATH BENEFIT ........................................................   49
     Payments on Death ....................................................   49
     Standard Death Benefit (Option A) ....................................   51
     Compounding Minimum Death Benefit (Option B) .........................   51
     Effect of Adjusted Partial Surrender on Certain Death Benefits .......   52
     Alternate Payment Elections Before the Maturity Date .................   52

10.  OTHER INFORMATION ....................................................   53
     Ownership ............................................................   53
     Annuitant ............................................................   53
     Beneficiary ..........................................................   53
     Assignment ...........................................................   53
     Western Reserve Life Assurance Co. of Ohio ...........................   53
     The Separate Account .................................................   54
     Exchanges ............................................................   54
     Voting Rights ........................................................   55
     Distribution of the Contracts ........................................   55
     Non-Participating Contract ...........................................   56
     Variations in Contract Provisions ....................................   56
     IMSA .................................................................   56
     Legal Proceedings ....................................................   56
     Financial Statements .................................................   56

TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION ..............   57

APPENDIX A
 CONDENSED FINANCIAL INFORMATION ..........................................   58

APPENDIX B
 HISTORICAL PERFORMANCE DATA ..............................................   81

DEFINITIONS OF SPECIAL TERMS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

 accumulation       The period between the Contract date and the maturity date
 period             while the Contract is in force.
                    ------------------------------------------------------------
 accumulation       An accounting unit of measure we use to calculate subaccount
 unit value         values during the accumulation period.
                    ------------------------------------------------------------
 administrative     Our administrative office and mailing address is P.O. Box
 office             9051, Clearwater, Florida 33758-9051. Our street address is
                    570 Carillon Parkway, St. Petersburg, Florida 33716. Our
                    phone number is 1-800-851-9777.
                    ------------------------------------------------------------
 age                The issue age is the annuitant's age on his/her birthday
                    immediately preceding the Contract date. Attained age is the issue age plus the number of completed Contract years. When we use the term "age" in this prospectus, it has the same
                    meaning as "attained age" in the Contract.
                    ------------------------------------------------------------
 annuitant          The person you named in the application (or later changed), to receive annuity payments. The annuitant may be changed as provided in the Contract's death benefit provisions and
                    annuity provision.
                    ------------------------------------------------------------
 annuity unit       An accounting unit of measure we use to calculate annuity
 value              payments from the subaccounts after the maturity date.

                    ------------------------------------------------------------
 annuity value      The sum of the separate account value and the fixed account value at the end of any valuation period.
                    ------------------------------------------------------------
 beneficiary(ies)   The person(s) you elect to receive the death benefit
                    proceeds under the Contract.
                    ------------------------------------------------------------
 cash value         The annuity value less any applicable premium taxes, any
                    surrender charge, and any Guaranteed Minimum Income Benefit
                    Rider charge.
                    ------------------------------------------------------------
 Code               The Internal Revenue Code of 1986, as amended.
                    ------------------------------------------------------------
 Contract date      The later of the date on which the initial premium payment is received, or the date that the properly completed
                    application is received, at Western Reserve's administrative office. It is also the date when, depending on your state of residence, we allocate your premium payment(s) either to the reallocation account or to the fixed account and the
                    subaccounts you selected on your application. We measure
                    Monthiversaries, Contract years and Contract anniversaries from the Contract date.
                    ------------------------------------------------------------
 death report day   The valuation date on which we have received both proof of death of the owner who is the annuitant and your
                    beneficiary's election regarding payment.
                    ------------------------------------------------------------
 fixed account      An option to which you can direct your money under the
                    Contract, other than the separate account. It provides a
                    guarantee of principal and interest. The assets supporting the fixed account are held in the general account. The fixed account is not available in all states.
                    ------------------------------------------------------------
 fixed account      During the accumulation period, your Contract's value in the
 value              fixed account.
                    ------------------------------------------------------------
 funds              Investment companies which are registered with the U.S.
                    Securities and Exchange Commission. The Contract allows you to invest in the portfolios of the funds through our
                    subaccounts. We reserve the right to add other registered
                    investment companies to the Contract in the future.
                    ------------------------------------------------------------
 in force           Condition under which the Contract is active and the owner is entitled to exercise all rights under the Contract.
                    ------------------------------------------------------------
 maturity date      The date on which the accumulation period ends and annuity payments begin. The latest maturity date is the annuitant's
                    95th birthday.
                    ------------------------------------------------------------
 Monthiversary      The same day in the month as the Contract date. When there is no date in a calendar month that coincides with the
                    Contract date, the Monthiversary is the first day of the
                    next month.
                    ------------------------------------------------------------
 NYSE               New York Stock Exchange.
                    ------------------------------------------------------------
 nonqualified       Contracts issued other than in connection with retirement
 Contracts          plans.
                    ------------------------------------------------------------
 owner              The person(s) entitled to exercise all rights under the
 (you, your)        Contract. The annuitant is the owner unless the application states otherwise, or unless a change of ownership is made at a later time. Joint owners may be named, provided the joint owners are husband and wife. Joint ownership is not
                    available in all states.
                    ------------------------------------------------------------
 portfolio          A separate investment portfolio of a fund.
                    ------------------------------------------------------------
 premium            Amounts paid by an owner or on the owner's behalf to Western
 payments           Reserve as consideration for the benefits provided by the
                    Contract. When we use the term "premium payment" in this
                    prospectus, it has the same meaning as "net premium payment"
                    in the Contract, which means the premium payment less any
                    applicable premium taxes.
                    ------------------------------------------------------------
 qualified          Contracts issued in connection with retirement plans that
 Contracts          qualify for special federal income tax treatment under the
                    Code.
                    ------------------------------------------------------------
 reallocation       The WRL J.P. Morgan Money Market subaccount.
 account
                    ------------------------------------------------------------
 reallocation date  The date shown on the schedule page of your Contract when we reallocate all annuity value held in the reallocation
                    account to the fixed account and subaccounts you selected.
                    We place your premium in the reallocation account only if
                    your state requires us to return the full premium in the
                    event you exercise your right to cancel. In all other
                    states, the reallocation date is the Contract date.
                    ------------------------------------------------------------
 separate account   WRL Series Annuity Account, a separate account composed of subaccounts established to receive and invest premium
                    payments not allocated to the fixed account.
                    ------------------------------------------------------------
 separate account   During the accumulation period, your Contract's value in the separate account, which equals the sum of the values in each subaccount.
                    ------------------------------------------------------------
 subaccount         A subdivision of the separate account that invests
                    exclusively in the shares of a specified portfolio and
                    supports the Contracts. Subaccounts corresponding to each
                    portfolio hold assets under the Contract during the
                    accumulation period. Other subaccounts corresponding to each portfolio will hold assets after the maturity date if you
                    select a variable annuity payment option.
                    ------------------------------------------------------------
 surrender          The termination of a Contract at the option of the owner.
                    ------------------------------------------------------------
 valuation date/    Each day on which the NYSE is open for trading, except when
 business day       a subaccount's corresponding portfolio does not value its
                    shares. Western Reserve is open for business on each day
                    that the NYSE is open. When we use the term "business day,"
                    it has the same meaning as valuation date.
                    ------------------------------------------------------------
 valuation period   The period of time over which we determine the change in the value of the subaccounts in order to price accumulation
                    units and annuity units. Each valuation period begins at the close of normal trading on the NYSE (currently 4:00 p.m.
                    Eastern Time on each valuation date) and ends at the close of normal trading of the NYSE on the next valuation date.
                    ------------------------------------------------------------
 Western Reserve    Western Reserve Life Assurance Co. of Ohio.
 (we, us, our)
                    ------------------------------------------------------------

SUMMARY
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     THE SECTIONS IN THIS SUMMARY CORRESPOND TO SECTIONS IN THIS PROSPECTUS, WHICH DISCUSS THE TOPICS IN MORE DETAIL. PLEASE READ THE ENTIRE PROSPECTUS CAREFULLY.

1. THE ANNUITY CONTRACT

     The WRL Freedom Premier(SM) is a flexible payment variable accumulation deferred annuity contract (the "Contract") offered by Western Reserve. It is a contract between you, as the owner, and Western Reserve, a life insurance company. The Contract provides a way for you to invest on a tax-deferred basis in the subaccounts of the separate account and the fixed account. We intend the Contract to be used to accumulate money for retirement or other long-term investment purposes.

     The Contract allows you to direct your money into any of the 32 subaccounts. Each subaccount invests exclusively in a single portfolio of a fund. The money you invest in the subaccounts will fluctuate daily based on the portfolio's investment results. The value of your investment in the subaccounts is not guaranteed and may increase or decrease. You bear the investment risk for amounts you invest in the subaccounts.

     You can also direct money to the fixed account. Amounts in the fixed account earn interest annually at a fixed rate that is guaranteed by us never to be less than 3%, and may be more. We guarantee the interest, as well as principal, on money placed in the fixed account. The fixed account is not available in all states.

     You can transfer money between any of the investment choices during the accumulation period, subject to certain limits on transfers from the fixed account.

     The Contract also allows you to select a compounding minimum death benefit (see page 51) and a Guaranteed Minimum Income Benefit Rider (see page 19).

     The Contract, like all deferred annuity contracts, has two phases: the "accumulation period" and the "income phase." During the accumulation period, earnings accumulate on a tax-deferred basis and are taxed as ordinary income when you take them out of the Contract. The income phase starts on the maturity date when you begin receiving regular payments from your Contract. The money you can accumulate during the accumulation period, as well as the annuity payment option you choose, and whether you choose the Guaranteed Minimum Income Benefit Rider, will largely determine the amount of any income payments you receive during the income phase.

2. ANNUITY PAYMENTS (THE INCOME PHASE)

     The Contract allows you to receive income under one of five annuity payment options. You may choose from fixed payment options or variable payment options. If you select a variable payment option, the dollar amount of the payments you receive may go up or down depending on the investment results of the portfolios you invest in at that time, reduced by the separate account annuitization charge. You cannot annuitize before your Contract's fifth anniversary.

     You may also elect a rider for an extra charge that guarantees a minimum amount of income payments if you annuitize under one of the rider's variable payment options. See Guaranteed Minimum Income Benefit Rider on page 19.

3. PURCHASE

     You can buy this Contract with $5,000 ($1,000 for traditional or Roth IRAs and $50 for other qualified Contracts) or more under most circumstances. You can add as little as $50 at any time during the accumulation period. We allow premium payments up to a total of $1,000,000 per Contract year without prior approval. There is no limit on the total premium payments you may make during the accumulation period.

4. INVESTMENT CHOICES

     You can invest your money in any of the 32 fund portfolios by directing it to the corresponding subaccount. The portfolios are described in the fund prospectuses. The portfolios now available to you under the Contract are:

                     AEGON/TRANSAMERICA SERIES FUND, INC.*

    [ ] Munder Net50 **                   [ ] GE U.S. Equity
    [ ] Van Kampen Emerging Growth        [ ] Great Companies -- America(SM)
    [ ] T. Rowe Price Small Cap           [ ] Salomon All Cap
    [ ] Pilgrim Baxter Mid Cap Growth     [ ] C.A.S.E. Growth
    [ ] Alger Aggressive Growth           [ ] Dreyfus Mid Cap
    [ ] Third Avenue Value                [ ] NWQ Value Equity
    [ ] Value Line Aggressive Growth      [ ] T. Rowe Price Dividend Growth
    [ ] GE International Equity           [ ] Dean Asset Allocation
    [ ] Janus Global***                   [ ] LKCM Strategic Total Return
    [ ] Gabelli Global Growth             [ ] J.P. Morgan Real Estate Securities
    [ ] Great Companies -- Global(2)      [ ] Federated Growth & Income
    [ ] Great Companies -- Technology(SM) [ ] AEGON Balanced
    [ ] Janus Growth                      [ ] AEGON Bond
    [ ] LKCM Capital Growth               [ ] J.P. Morgan Money Market
    [ ] Goldman Sachs Growth

                     VARIABLE INSURANCE PRODUCTS FUND (VIP)

    Fidelity VIP Equity-Income Portfolio -- Service Class 2

                  VARIABLE INSURANCE PRODUCTS FUND II (VIP II)

    Fidelity VIP II Contrafund(R) Portfolio -- Service Class 2

                 VARIABLE INSURANCE PRODUCTS FUND III (VIP III)

    Fidelity VIP III Growth Opportunities Portfolio -- Service Class 2

* Prior to May 1, 2001, this fund was known as the WRL Series Fund, Inc. Because of the fund's name change, we have deleted "WRL" from each portfolio's name. However, when we refer to the fund's subaccounts, we will continue to use "WRL" in front of each subaccount name.
** From May 1, 2001 to May 28, 2001, this portfolio will be available for investment only to Contract owners who purchased the Contract before May 1, 2001. Effective May 29, 2001, subject to shareholder approval, this portfolio will have a new investment objective, after which time the portfolio will become available for investment to all Contract owners.
*** This portfolio is available for investment only to Contract owners who purchased the Contract before September 1, 2000.

     Depending upon market conditions, you can make or lose money in any of these subaccounts. We reserve the right to offer other investment choices in the future.

     You can also allocate your premium payments to the fixed account. Unless otherwise required by state law, we will limit your allocations or transfers to the fixed account if the fixed account value following the allocation or transfer would exceed $500,000. The fixed account is not available in all states. Residents of Washington, Oregon, New Jersey and Massachusetts may not direct or transfer any money to the fixed account.

     TRANSFERS. You have the flexibility to transfer assets within your Contract. At any time during the accumulation period you may transfer amounts among the subaccounts and between the subaccounts and the fixed account. Certain restrictions apply.

5. EXPENSES

     We do not take any deductions from premium payments at the time you buy the Contract. You invest the full amount of each premium payment in one or more of the investment choices.

     During the accumulation period, we deduct a daily mortality and expense risk charge of 1.00% (1.25% if you select the compounding minimum death benefit) and a daily administrative charge of 0.40% each year from the money you have invested in the subaccounts. During the income phase, if you elect a variable annuity payment option, we will deduct a daily separate account annuitization charge from your subaccount assets equal to an annual rate of 1.40% in place of the mortality and expense risk and administrative charges.

     During the accumulation period, we deduct an annual Contract charge of $30 from the annuity value on each Contract anniversary and at the time of surrender. We currently waive this charge if either your annuity value, or the total premiums you have paid us, minus all partial surrenders, equals or exceeds $50,000 on the Contract anniversary when this charge is payable. However, we will deduct this charge from your annuity value if you surrender your Contract completely.

     We impose a $10 charge per transfer if you make more than 12 transfers among the subaccounts per Contract year.

     We may deduct state premium taxes, which currently range from 0% to 3.50%, when you make your premium payment(s), if you surrender the Contract or partially surrender its value, if we pay out death benefit proceeds, or if you begin to receive regular annuity payments. We only charge you premium taxes in those states that require us to pay premium taxes.

     If you make a partial surrender or surrender your Contract completely, we will deduct a surrender charge for premium payments surrendered within seven years after we receive the premium payment. This charge is 7% of the amount that must be surrendered if the surrender occurs within 24 months or less of our receipt of the premium payment, and then declines gradually to 6% -- 25 through 36 months; 5% -- 37 through 48 months; 4% -- 49 through 60 months; 3% -- 61 through 72 months; 2% -- 73 through 84 months; and no surrender charge -- 85 months or more.

     When we calculate surrender charges, we treat partial surrenders as coming first from the oldest premium payment, then the next oldest and so forth. For partial surrenders or systematic partial surrenders you make in any Contract year, we will waive all or a portion of the surrender charge on partial surrenders up to the maximum free amount. Partial surrenders in excess of the maximum free amount will be subject to a surrender charge. We will deduct the full surrender charge if you surrender your Contract completely. We waive this charge under certain circumstances. See Expenses -- Surrender Charge on page 35 for how we calculate the surrender charge waived.

     The portfolios deduct management fees and expenses from amounts you have invested in the portfolios. Some portfolios also deduct 12b-1 fees from portfolio assets. You pay these fees and expenses indirectly. These fees and expenses currently range from 0.44% to 1.20% annually, depending on the portfolio. See the Annuity Contract Fee Table on page 11 of this prospectus and the fund prospectuses.

     If you select the Guaranteed Minimum Income Benefit Rider (the "Rider"), there is an annual charge during the accumulation phase of 0.30% of the minimum annuitization value. We deduct the Rider charge from your annuity value on each Contract anniversary and on the termination date of the Rider. We waive the Rider charge if your annuity value on any Contract anniversary exceeds the Rider charge waiver threshold (currently 2.0) times the minimum annuitization value. If you annuitize under the Rider, we will assess a daily separate account annuitization charge at an annual rate of 2.50% of the daily net assets in the subaccounts; this charge will be reflected in your variable payments. The separate account annuitization charge is paid in place of the mortality and expense risk charge and the administrative charge. The Rider is not available in all states.

     See Distribution of the Contracts on page 55 for information concerning compensation paid for the sale of the Contracts.

6. TAXES

     The Contract's earnings are generally not taxed until you take them out. For federal tax purposes, if you take money out during the accumulation period, earnings come out first and are taxed as ordinary income. If you are younger than 591/2 when you take money out, you may also be charged a 10% federal penalty tax on the earnings. The annuity payments you receive during the income phase may be considered partly a return of your original investment so that part of each payment may not be taxable as income until the "investment in the contract" has been fully recovered. Different tax consequences may apply for a Contract used in connection with a qualified retirement plan.

     Death benefits are taxable and generally are included in the income of the recipient as follows: if received under an annuity payment option, death benefits are taxed in the same manner as annuity payouts; if not received under an annuity option (for instance, if paid out in a lump sum), death benefits are taxed in the same manner as a partial or complete surrender.

7. ACCESS TO YOUR MONEY

     You can take some or all of your money out anytime during the accumulation period. However, you may not take a partial surrender if it reduces the cash value below $5,000. No partial surrenders may be made from the fixed account without prior consent from us. Access to amounts held in qualified Contracts may be restricted or prohibited. Surrender charges may apply. You may also have to pay federal income tax and a penalty tax on any money you take out.

     Partial surrenders may reduce the death benefit (and certain values under the Rider) by more than the amount surrendered.

8. PERFORMANCE

     The value of your Contract will vary up or down depending upon the investment performance of the subaccounts you choose and will be reduced by Contract fees and charges. We provide performance information in Appendix B and in the SAI. Past performance does not guarantee future results.

9. DEATH BENEFIT

     If you are both an owner and the annuitant and you die before the income phase begins, your beneficiary will receive a death benefit. Death benefit provisions may vary by state.

     If you name different persons as owner and annuitant, you can affect whether the death benefit is payable and who will receive it. Use care when naming owners, annuitants and beneficiaries, and consult your agent if you have questions.

     If the annuitant who is an owner dies during the accumulation period and if a death benefit is payable, the death benefit will be the greatest of:

     o the annuity value of your Contract on the death report day;
     o the total premium payments you make to the Contract, reduced by partial surrenders;
     o the monthly step-up; or
     o if selected, the compounding minimum death benefit.

     The death benefit payable, if any, on or after the maturity date depends on the annuity payment option selected. See Fixed Annuity Payment Options and Variable Annuity Payment Options on pages 17 and 18 for a description of the annuity payment options. Not all payment options provide for a death benefit.

10. OTHER INFORMATION

     RIGHT TO CANCEL PERIOD. You may return your Contract for a refund within 10 days after you receive it. In most states, the amount of the refund will be the total premium payments we have received, plus (or minus) any gains (or losses) in the amounts you invested in the subaccounts. You will keep any gains, and bear any losses, on amounts that you invested in the subaccounts. If state law requires, we will refund your original premium payment(s). In those states, we will place your premium payment(s) in the reallocation account until the reallocation date shown on your Contract schedule page. We determine the value of the refund as of the date we receive the returned Contract at our administrative office. We will pay the refund within 7 days after we receive your written notice of cancellation and the returned Contract. The Contract will then be deemed void. In some states you may have more than 10 days and/or receive a different refund amount.

     WHO SHOULD PURCHASE THE CONTRACT? We have designed this Contract for people seeking long-term tax-deferred accumulation of assets, generally for retirement. This includes persons who have maximized their use of other retirement savings methods, such as 401(k) plans and individual retirement accounts. The tax-deferred feature is most attractive to people in high federal and state tax brackets. You should not buy this Contract if you are looking for a short-term investment or if you cannot take the risk of getting back less money than you put in. If you are purchasing the Contract through a tax-favored arrangement, including traditional IRAs and Roth IRAs, you should consider carefully the costs and benefits of the Contract (including annuity income benefits) before purchasing the Contract, since the tax-favored arrangement itself provides tax-sheltered growth.

     ADDITIONAL FEATURES. This Contract has additional features that might interest you. These include the following:

     o REDUCED MINIMUM INITIAL PREMIUM PAYMENT (FOR NONQUALIFIED CONTRACTS) -- You may make a minimum initial premium payment of $1,000, rather than $5,000, if you indicate on your application that you anticipate making minimum monthly payments of at least $100 by electronic funds transfer.
     o SYSTEMATIC PARTIAL SURRENDERS -- You can arrange to have money automatically sent to you while your Contract is in the accumulation period. You may take systematic partial surrenders monthly, quarterly, semi-annually or annually without paying surrender charges. Amounts you receive may be included in your gross income and, in certain circumstances, may be subject to penalty taxes.
     o DOLLAR COST AVERAGING -- You can arrange to have a certain amount of money automatically transferred monthly from one or any combination of the fixed account, the WRL J.P. Morgan Money Market or WRL AEGON Bond subaccounts to your choice of subaccounts. Dollar cost averaging does not guarantee a profit and does not protect against a loss if market prices decline.
     o ASSET REBALANCING -- We will, upon your request, automatically transfer amounts periodically among the subaccounts on a regular basis to maintain a desired allocation of the annuity value among the various subaccounts.
     o TELEPHONE OR FAX TRANSACTIONS -- You may make transfers, partial surrenders and/or change the allocation of additional premium payments by telephone or fax.
     o NURSING CARE FACILITY WAIVER -- If you are confined to a nursing care facility, you may take partial surrenders or surrender your Contract completely without paying the surrender charge, under certain circumstances.
     o TERMINAL CONDITION WAIVER -- Under a terminal condition waiver, if certain medically-related circumstances occur, we will allow you to fully or partially surrender your money without a surrender charge.

     o CONTRACT LOANS (FOR CERTAIN QUALIFIED CONTRACTS) -- If you own a qualified Contract, you may be eligible to take out Contract loans during the accumulation period, subject to certain restrictions. See Contract Loans for Certain Qualified Contracts on page 46 for details.
     o COMPOUNDING MINIMUM DEATH BENEFIT -- You may add this feature for an additional charge. You must select this feature on your application. This feature is not available to annuitants age 74 or older on the Contract date. This feature ensures that any death benefit payable on the death of the annuitant will be no less than total premium payments paid for this Contract, plus interest at an effective annual rate of 6% (in most states) from the date of the premium payment to the date of death, less any adjusted partial surrender(s), including interest on any partial surrender at the 6% rate from the date of partial surrender to the date of death. Interest is not credited after your 81st birthday.
     o GUARANTEED MINIMUM INCOME BENEFIT RIDER -- You may add this Rider for an additional charge. It assures you of a minimum level of income in the future, provided you satisfy certain conditions and annuitize under the variable annuity payment options available in the Rider. This Rider is not available in all states and may vary by state.

     These features are not available in all states and may not be suitable for your particular situation.

     Certain states place restrictions on access to the fixed account, on the death benefit calculation, on the annuity payment options and on other features of the Contract. Consult your agent and the Contract for details.

11. INQUIRIES

     If you need more information, please contact us at:

         Western Reserve Life
         Administrative Office
         Attention: Annuity Department
         P.O. Box 9051
         Clearwater, FL 33758-9051
         1-800-851-9777, Ext. 6538
         (Monday - Friday 8:00 a.m. - 7:00 p.m. Eastern Time) www.westernreserve.com

ANNUITY CONTRACT FEE TABLE
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                                                  SEPARATE ACCOUNT ANNUAL EXPENSES
                                                                         (AS A PERCENTAGE OF AVERAGE SEPARATE ACCOUNT VALUE
                      OWNER TRANSACTION EXPENSES                                   DURING THE ACCUMULATION PERIOD)
-------------------------------------------------------------------     ----------------------------------------------------
Sales Load On Premium Payments.................................None     UNDER STANDARD DEATH BENEFIT:
Maximum Surrender Charge(1)(2)                                          Mortality and Expense Risk Charge(6) ......... 1.00%
  (as a % of premium payments)...................................7%     Administrative Charge(6) ..................... 0.40%
Transfer Charge...............................$10 After 12 Per Year                                                    ----
Loan Processing Fee(3).................................$30 Per Loan     TOTAL SEPARATE ACCOUNT ANNUAL
Guaranteed Minimum Income                                                 EXPENSES ................................... 1.40%
  Benefit Rider Charge during the accumulation period                   WITH COMPOUNDING MINIMUM DEATH BENEFIT ADDED:
  (optional)(4)...............................................0.30%     Mortality and Expense Risk Charge(6) ......... 1.25%
===================================================================     Administrative Charge(6) ..................... 0.40%
ANNUAL CONTRACT CHARGE(2)(5)..................$30 Per Contract Year                                                    ----
                                                                        TOTAL SEPARATE ACCOUNT ANNUAL
                                                                          EXPENSES ................................... 1.65%

--------------------------------------------------------------------------------

                         PORTFOLIO ANNUAL EXPENSES(7)
   (as a percentage of average net assets and after expense reimbursements)

                                                                                                                TOTAL PORTFOLIO
                                                                         MANAGEMENT     OTHER     RULE 12B-1        ANNUAL
  PORTFOLIO                                                                 FEES      EXPENSES      FEES           EXPENSES
  AEGON/TRANSAMERICA SERIES FUND, INC.(8)(9)
  Munder Net50(10)                                                          0.90%       0.10%         N/A            1.00%
  Van Kampen Emerging Growth                                                0.80%       0.05%         N/A            0.85%
  T. Rowe Price Small Cap                                                   0.75%       0.25%         N/A            1.00%
  Pilgrim Baxter Mid Cap Growth                                             0.85%       0.07%         N/A            0.92%
  Alger Aggressive Growth                                                   0.80%       0.06%         N/A            0.86%
  Third Avenue Value                                                        0.80%       0.12%         N/A            0.92%
  Value Line Aggressive Growth(11)                                          0.80%       0.20%         N/A            1.00%
  GE International Equity                                                   1.00%       0.20%         N/A            1.20%
  Janus Global(12)                                                          0.80%       0.09%         N/A            0.89%
  Gabelli Global Growth(13)                                                 1.00%       0.20%         N/A            1.20%
  Great Companies -- Global2(13)                                            0.80%       0.20%         N/A            1.00%
  Great Companies -- TechnologySM(11)                                       0.80%       0.20%         N/A            1.00%
  Janus Growth                                                              0.80%       0.02%         N/A            0.82%
  LKCM Capital Growth(14)                                                   0.80%       0.20%         N/A            1.00%
  Goldman Sachs Growth                                                      0.90%       0.10%         N/A            1.00%
  GE U.S. Equity                                                            0.80%       0.08%         N/A            0.88%
  Great Companies -- AmericaSM(11)                                          0.80%       0.11%         N/A            0.91%
  Salomon All Cap                                                           0.90%       0.10%         N/A            1.00%
  C.A.S.E. Growth                                                           0.80%       0.20%         N/A            1.00%
  Dreyfus Mid Cap                                                           0.85%       0.15%         N/A            1.00%
  NWQ Value Equity                                                          0.80%       0.08%         N/A            0.88%
  T. Rowe Price Dividend Growth                                             0.90%       0.10%         N/A            1.00%
  Dean Asset Allocation                                                     0.80%       0.07%         N/A            0.87%
  LKCM Strategic Total Return                                               0.80%       0.05%         N/A            0.85%
  J.P. Morgan Real Estate Securities                                        0.80%       0.20%         N/A            1.00%
  Federated Growth & Income                                                 0.75%       0.11%         N/A            0.86%
  AEGON Balanced                                                            0.80%       0.08%         N/A            0.88%
  AEGON Bond                                                                0.45%       0.08%         N/A            0.53%
  J.P. Morgan Money Market                                                  0.40%       0.04%         N/A            0.44%
  VARIABLE INSURANCE PRODUCTS FUND (VIP)(15)(16)
  Fidelity VIP Equity-Income Portfolio -- Service Class 2                   0.48%       0.10%       0.25%            0.83%
  VARIABLE INSURANCE PRODUCTS FUND II (VIP II)(15)(16)
  Fidelity VIP II Contrafund(R) Portfolio -- Service Class 2                0.57%       0.10%       0.25%            0.92%
  VARIABLE INSURANCE PRODUCTS FUND III
   (VIP III)(15)(16)
  Fidelity VIP III Growth Opportunities Portfolio -- Service Class 2        0.58%       0.12%       0.25%            0.95%

 (1) The surrender charge decreases based on the number of years since each premium payment was made, from 7% in the first two years after the premium payment was made to 0% in the eighth year after the premium payment was made. To calculate surrender charges, the first premium payment made is considered to come out first. This charge is waived under certain circumstances.

 (2) We may reduce or waive the surrender charge and the annual Contract charge for Contracts sold to groups of employees with the same employer, including our directors, officers and full-time employees, or other groups where sales to the group reduce our administrative expenses.
 (3) Loans are available only for certain qualified Contracts. The loan fee is not applicable in all states.
 (4) This Rider is optional. You may add this Rider when we issue the Contract, or within each 30-day period following each Contract anniversary. If you add it, we will impose during the accumulation period an annual Rider charge equal to 0.30% of the minimum annuitization value on each Contract anniversary and on the termination date of the Rider (which includes upgrades of the minimum annuitization value and Contract surrender). We may change the Rider charge percentage in the future if you choose to upgrade the minimum annuitization value, or for future issues of the Rider, but the charge will never exceed 0.50% annually. We deduct the Rider charge from the fixed account and from each subaccount in proportion to the amount of the annuity value in each account. If the annuity value on any Contract anniversary exceeds the Rider charge threshold (currently 2.0) times the minimum annuitization value, we will waive the Rider charge otherwise payable on that Contract anniversary. This Rider is not available in all states.

     If you later choose to annuitize under this Rider, we will impose a daily separate account annuitization charge equal to an annual rate of 2.50% of the daily net asset values in the subaccounts in place of the mortality and expense risk and administrative charges. We may change this charge in the future if you choose to upgrade the minimum annuitization value, or for future issues of the Rider, but it will never be greater than 3.50%.

 (5) We currently waive this charge if either the annuity value, or the total premium payments, minus all partial surrenders, equals or exceeds $50,000 on the Contract anniversary for which the charge is payable. However, we will deduct this charge from your annuity value if you surrender your Contract completely.
 (6) These charges apply to each subaccount. They do not apply to the fixed account. The mortality and expense risk charge of 1.00% applies when you have selected the standard death benefit. If you select the compounding minimum death benefit, then the mortality and expense risk charge will increase to 1.25%. These charges apply only during the accumulation period. After the maturity date, if you elect a variable annuity payment option, we will deduct a daily separate account annuitization charge from your subaccount assets equal to an annual rate of 1.40% in place of the mortality and expense risk and administrative charges. If you select the Guaranteed Minimum Income Benefit Rider, and you choose to annuitize under the Rider, then we will impose a daily separate account annuitization charge equal to an annual rate of 2.50% of the daily net asset values in the subaccounts, in place of the mortality and expense risk and administrative charges.
 (7) The fee table information relating to the portfolios was provided to Western Reserve by the funds. Western Reserve has not independently verified such information.
 (8) Effective January 1, 1997, the Board of the AEGON/Transamerica Series Fund, Inc. (formerly, WRL Series Fund, Inc.) (the "Series Fund") authorized the Series Fund to charge each portfolio of the Series Fund an annual Rule 12b-1 fee of up to 0.15% of each portfolio's average daily net assets. However, the Series Fund will not deduct the fee from any portfolio before April 30, 2002. You will receive advance written notice if a Rule 12b-1 fee is to be deducted. See the Series Fund prospectus for more details.
 (9) AEGON/Transamerica Fund Advisers, Inc. (formerly, WRL Investment Management, Inc.) ("AEGON/Transamerica Advisers"), the investment adviser of the Series Fund, has undertaken, until at least April 30, 2002, to pay expenses on behalf of the portfolios of the Series Fund, to the extent normal total operating expenses of a portfolio exceed a stated percentage of the Series Fund portfolio's average daily net assets. The expense limit for each portfolio, the amount reimbursed by AEGON/Transamerica Advisers during 2000 (if applicable), and the expense ratio without the reimbursement are listed below:

                                                  Expense     Reimbursement         Expense Ratio
                                                   Limit          Amount        Without Reimbursement
  Munder Net50 ...............................     1.00%         $ 71,522                 2.44%
  Van Kampen Emerging Growth .................     1.00%           N/A                      N/A
  T. Rowe Price Small Cap ....................     1.00%           30,189                 1.14%
  Pilgrim Baxter Mid Cap Growth ..............     1.00%           N/A                      N/A
  Alger Aggressive Growth ....................     1.00%           N/A                      N/A
  Third Avenue Value .........................     1.00%           N/A                      N/A
  Value Line Aggressive Growth ...............     1.00%           22,530                 1.86%
  GE International Equity ....................     1.20%          125,321                 1.66%
  Janus Global ...............................     1.00%           N/A                      N/A
  Gabelli Global Growth ......................     1.20%           14,606                 1.99%
  Great Companies -- Global(2) ...............     1.00%           20,105                 3.93%
  Great Companies -- Technology(SM) ..........     1.00%            5,276                 1.05%
  Janus Growth ...............................     1.00%           N/A                      N/A
  LKCM Capital Growth ........................     1.00%           N/A                      N/A
  Goldman Sachs Growth .......................     1.00%           51,711                 1.37%
  GE U.S. Equity .............................     1.00%           N/A                      N/A
  Great Companies -- America(SM)..............     1.00%           N/A                      N/A
  Salomon All Cap ............................     1.00%           85,511                 1.25%
  C.A.S.E. Growth ............................     1.00%           N/A                      N/A
  Dreyfus Mid Cap ............................     1.00%           68,550                 1.90%
  NWQ Value Equity ...........................     1.00%           N/A                      N/A
  T. Rowe Price Dividend Growth ..............     1.00%           55,887                 1.45%
  Dean Asset Allocation ......................     1.00%           N/A                      N/A
  LKCM Strategic Total Return ................     1.00%           N/A                      N/A
  J.P. Morgan Real Estate Securities .........     1.00%           58,192                 1.71%
  Federated Growth & Income ..................     1.00%           N/A                      N/A
  AEGON Balanced .............................     1.00%           N/A                      N/A
  AEGON Bond .................................     0.70%           N/A                      N/A
  J.P. Morgan Money Market ...................     0.70%           N/A                      N/A

(10) Formerly, WRL Goldman Sachs Small Cap. Effective May 1, 2001, the portfolio will be sub-advised by Munder Capital Management. From May 1, 2001 to May 28, 2001, this portfolio will be available for investment only to Contract owners who purchased the Contract before May 1, 2001. Effective May 29, 2001, subject to shareholder approval, this portfolio will have a new investment objective, after which time the portfolio will become available for investment to all Contract owners.
(11) Because these portfolios commenced operations on May 1, 2000, the percentages set forth as "Other Expenses" and "Total Portfolio Annual Expenses" are annualized.
(12) This portfolio is available for investment only to Contract owners who purchased the Contract before September 1, 2000.
(13) Because these portfolios commenced operations on September 1, 2000, the percentages set forth as "Other Expenses" and "Total Annual Expenses" are annualized.
(14) Because this portfolio commenced operations on December 1, 2000, the percentages set forth as "Other Expenses" and "Total Annual Expenses" are annualized.
(15) The 12b-1 fee deducted for the Variable Insurance Products Fund (VIP), Variable Insurance Products Fund II (VIP II), and Variable Insurance Products Fund III (VIP III) (the "Fidelity VIP Funds") covers certain shareholder support services provided by companies selling variable contracts investing in the Fidelity VIP Funds. The 12b-1 fees assessed against the Fidelity VIP Funds shares held for the Contracts will be remitted to AFSG Securities Corporation ("AFSG"), the principal underwriter for the Contracts.
(16) Actual Total Portfolio Annual Expenses for Service Class 2 shares were lower than those shown in the fee table because a portion of the brokerage commissions that the Fidelity VIP Funds paid was used to reduce the Fidelity VIP Funds' expenses, and/or because through arrangements with the Fidelity VIP Funds' custodian, credits realized as a result of uninvested cash balances were used to reduce a portion of the Fidelity VIP Funds' custodian expenses. See the Fidelity VIP Funds prospectuses for details.

     After the maturity date, if you elect a variable annuity payment option, we will deduct a daily separate account annuitization charge equal to an annual rate of 1.40% of the daily net asset values in the subaccounts in place of the mortality and expense risk and administrative charges. If you select the Guaranteed Minimum Income Benefit Rider, and you choose to annuitize under the Rider, the daily separate account annuitization charge will be 2.50% of the daily net asset values in the subaccounts.

EXAMPLES

     You would pay the following expenses on a $1,000 investment, assuming a hypothetical 5% annual return on assets, and assuming the entire $1,000 is invested in the subaccount listed and assuming the Guaranteed Minimum Income Benefit Rider has been selected.

     The expense examples reflect mortality and expense risk and administrative charges totaling 1.65% of subaccount value (assuming that the compounding minimum death benefit has been added), the $30 annual Contract charge, plus the Guaranteed Minimum Income Benefit Rider charge of 0.30% of minimum annuitization value (MAV). In the examples, the annual Contract charge of $30 and the Guaranteed Minimum Income Benefit Rider charge of 0.30% are charged at the end of every Contract year.

                                                           IF YOU SURRENDER THE CONTRACT
                                                           AT THE END OF THE APPLICABLE
  SUBACCOUNTS                                                       TIME PERIOD
                                                      1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                      -------- --------- --------- ----------
  WRL Munder Net50**                                  $101     $154      $200      $341
  WRL Van Kampen Emerging Growth                        99      149       193       326
  WRL T. Rowe Price Small Cap                          101      154       200       341
  WRL Pilgrim Baxter Mid Cap Growth                    100      151       196       333
  WRL Alger Aggressive Growth                           99      150       193       327
  WRL Third Avenue Value                               100      151       196       333
  WRL Value Line Aggressive Growth                     101      154       200       341
  WRL GE International Equity                          103      160       210       360
  WRL Janus Global***                                   99      151       195       330
  WRL Gabelli Global Growth                            103      160       210       360
  WRL Great Companies -- Global2                       101      154       200       341
  WRL Great Companies -- TechnologySM                  101      154       200       341
  WRL Janus Growth                                      99      148       191       323
  WRL LKCM Capital Growth                              101      154       200       341
  WRL Goldman Sachs Growth                             101      154       200       341
  WRL GE U.S. Equity                                    99      150       194       329
  WRLGreat Companies -- AmericaSM                      100      151       196       332
  WRL Salomon All Cap                                  101      154       200       341
  WRL C.A.S.E. Growth                                  101      154       200       341
  WRL Dreyfus Mid Cap                                  101      154       200       341
  WRL NWQ Value Equity                                  99      150       194       329
  WRL T. Rowe Price Dividend Growth                    101      154       200       341
  WRL Dean Asset Allocation                             99      150       194       328
  WRL LKCM Strategic Total Return                       99      149       193       326
  WRL J.P. Morgan Real Estate Securities               101      154       200       341
  WRL Federated Growth & Income                         99      150       193       327
  WRL AEGON Balanced                                    99      150       194       329
  WRL AEGON Bond                                        96      140       177       295
  WRL J.P. Morgan Money Market                          95      137       172       286
  Fidelity VIP Equity-Income Portfolio --
   Service Class 2                                      99      149       192       324
  Fidelity VIP II Contrafund(R) Portfolio --
   Service Class 2                                     100      151       196       333
  Fidelity VIP III Growth Opportunities Portfolio --
   Service Class 2                                     100      152       198       336

                                                           IF YOU ANNUITIZE* OR REMAIN
                                                         INVESTED IN THE CONTRACT AT THE
                                                            END OF THE APPLICABLE TIME
                                                             PERIOD OR IF YOU DO NOT
                                                              SURRENDER OR ANNUITIZE
  SUBACCOUNTS                                                   UNDER THE CONTRACT
                                                      1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                      -------- --------- --------- ---------
  WRL Munder Net50**                                  $31      $94       $160      $341
  WRL Van Kampen Emerging Growth                       29       89        153       326
  WRL T. Rowe Price Small Cap                          31       94        160       341
  WRL Pilgrim Baxter Mid Cap Growth                    30       91        156       333
  WRL Alger Aggressive Growth                          29       90        153       327
  WRL Third Avenue Value                               30       91        156       333
  WRL Value Line Aggressive Growth                     31       94        160       341
  WRL GE International Equity                          33      100        170       360
  WRL Janus Global***                                  29       91        155       330
  WRL Gabelli Global Growth                            33      100        170       360
  WRL Great Companies -- Global2                       31       94        160       341
  WRL Great Companies -- TechnologySM                  31       94        160       341
  WRL Janus Growth                                     29       88        151       323
  WRL LKCM Capital Growth                              31       94        160       341
  WRL Goldman Sachs Growth                             31       94        160       341
  WRL GE U.S. Equity                                   29       90        154       329
  WRLGreat Companies -- AmericaSM                      30       91        156       332
  WRL Salomon All Cap                                  31       94        160       341
  WRL C.A.S.E. Growth                                  31       94        160       341
  WRL Dreyfus Mid Cap                                  31       94        160       341
  WRL NWQ Value Equity                                 29       90        154       329
  WRL T. Rowe Price Dividend Growth                    31       94        160       341
  WRL Dean Asset Allocation                            29       90        154       328
  WRL LKCM Strategic Total Return                      29       89        153       326
  WRL J.P. Morgan Real Estate Securities               31       94        160       341
  WRL Federated Growth & Income                        29       90        153       327
  WRL AEGON Balanced                                   29       90        154       329
  WRL AEGON Bond                                       26       80        137       295
  WRL J.P. Morgan Money Market                         25       77        132       286
  Fidelity VIP Equity-Income Portfolio --
   Service Class 2                                     29       89        152       324
  Fidelity VIP II Contrafund(R) Portfolio --
   Service Class 2                                     30       91        156       333
  Fidelity VIP III Growth Opportunities Portfolio --
   Service Class 2                                     30       92        158       336

* You cannot annuitize your Contract before your Contract's fifth anniversary.
** From May 1, 2001 to May 28, 2001, this portfolio will be available for investment only to Contract owners who purchased the Contract before May 1, 2001. Effective May 29, 2001, subject to shareholder approval, this portfolio will have a new investment objective, after which time the portfolio will become available for investment to all Contract owners.
*** This portfolio is available for investment only to Contract owners who purchased the Contract before September 1, 2000.

     The fee table and examples above will help you understand the costs of investing in the subaccounts. The fee table and examples reflect the 2000 expenses (except as noted in the footnotes) of the portfolios and the subaccount fees and charges but do not reflect premium taxes which may range up to 3.50%, depending on the jurisdiction. The examples assume that the expense limitations in effect for 2000 will remain in place for the entire period illustrated and that no transfer charges have been assessed. In addition, the $30 annual Contract charge is reflected as a charge of 0.06%, based on an average Contract size of $53,428. The Guaranteed Minimum Income Benefit Rider charge has been calculated assuming a Rider charge of 0.30% of MAV and assuming an MAV annual growth rate of 6%.

     PLEASE REMEMBER THAT THE EXAMPLES ARE ILLUSTRATIONS AND DO NOT REPRESENT PAST OR FUTURE EXPENSES. YOUR ACTUAL EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN. SIMILARLY, YOUR RATE OF RETURN MAY BE MORE OR LESS THAN THE 5% ASSUMED IN THE EXAMPLES.

     FINANCIAL INFORMATION. We have included in Appendix A a financial history of the accumulation unit values for the subaccounts that reflect the cost of the standard death benefit (total separate account annual expenses of 1.40%) and the compounding minimum death benefit (total separate account annual expenses of 1.65%).

1. THE ANNUITY CONTRACT

THE CONTRACT

     This prospectus describes the WRL Freedom PremierSM variable annuity contract offered by Western Reserve.

     An annuity is a contract between you, the owner, and an insurance company (in this case Western Reserve), where the insurance company promises to pay the annuitant an income in the form of annuity payments. These payments begin after the maturity date. (See Section 2 on page 16.) Until the maturity date, your annuity is in the accumulation period and the earnings are tax deferred. Tax deferral means you generally are not taxed on your annuity until you take money out of your annuity. After the maturity date, your annuity switches to the income phase.

     The Contract is a flexible payment variable accumulation deferred annuity. You can use the Contract to accumulate funds for retirement or other long-term financial planning purposes.

     It is a "flexible payment" Contract because after you purchase it, you can generally make additional investments of $50 or more at any time, until the maturity date. But you are not required to make any additional investments.

     The Contract is a "variable" annuity because the value of your Contract can go up or down based on the performance of your investment choices. If you select the variable investment portion of the Contract, the amount of money you are able to accumulate in your Contract during the accumulation period depends upon the performance of your investment choices. If you elect to receive variable annuity payments during the income phase of your Contract, the amount of your annuity payments will also depend upon investment performance of your investment choices for the income phase.

     The Contract also contains a fixed account. Unless otherwise required by state law, we will limit your allocation or transfers to the fixed account if the fixed account value following the allocation or transfer would exceed $500,000. The fixed account offers an interest rate that is guaranteed by Western Reserve to equal at least 3% per year. There may be different interest rates for each payment or transfer you direct to the fixed account which are equal to or greater than the guaranteed rate. The interest rates we set will be credited for periods of at least one year measured from each payment or transfer date.

     The fixed account is not available in all states. Residents of Washington, Oregon, New Jersey and Massachusetts may not direct or transfer any money to the fixed account.

OTHER CONTRACTS

     We offer other variable annuity contracts which also invest in the same portfolios of the funds. These contracts may have different charges that could affect subaccount performance and may offer different benefits more suitable to your needs. To obtain more information about these contracts, contact your agent, or call us at 1-800-851-9777, Ext. 6538 (Monday - Friday 8:00 a.m. - 7:00 p.m. Eastern Time).

2. ANNUITY PAYMENTS (THE INCOME PHASE)

     You choose the date when annuity payments start under the Contract. This is the maturity date. You can change this date by giving us 30 days written notice. The maturity date cannot be earlier than the end of the fifth Contract year. The maturity date cannot be later than the annuitant's 95th birthday. The maturity date may be earlier for qualified Contracts.

     ELECTION OF ANNUITY PAYMENT OPTION. Before the maturity date, if the annuitant is alive, you may choose an annuity payment option or change your option. If you do not choose an annuity option by the maturity date, we will make payments under Option D (see page 18) as a Variable Life Income with 10 years of guaranteed payments. You cannot change the annuity payment option after the maturity date.

     If you choose a variable payment option, you must specify how you want the annuity proceeds divided among the subaccounts as of the maturity date. If you do not specify, we will allocate the annuity proceeds in the same proportion as the annuity value is allocated among the investment options on the maturity date. After the maturity date, you may make transfers among the subaccounts, but you may not make transfers from or to the fixed account; we may limit subaccount transfers to one per Contract year.

     Unless you specify otherwise, the annuitant named on the application will receive the annuity payments. You can change the annuitant or add a joint annuitant at any time before the maturity date, so long as we agree. If you do not choose an annuitant, we will consider you to be the annuitant.

     If you have added the Guaranteed Minimum Income Benefit Rider to your Contract and choose to annuitize under the Rider, then you must select one of the annuity payment options contained in the Rider.

     SUPPLEMENTAL CONTRACT. Once you annuitize and if you have selected a fixed annuity payment option, the Contract will end and we will issue a supplemental Contract to describe the terms of the option you selected. The supplemental Contract will name who will receive the annuity payments and describe when the annuity payments will be made.

ANNUITY PAYMENT OPTIONS UNDER THE CONTRACT

     The Contract provides five annuity payment options that are described below. You may choose any annuity payment option available under your Contract. You can choose to receive payments monthly, quarterly, semi-annually or annually.

     We will use your "annuity proceeds" to provide these payments. The "annuity proceeds" is your annuity value on the maturity date, less any premium tax that may apply. If your annuity payment would be less than $20, then we will pay you the annuity proceeds in one lump sum.

     FIXED ANNUITY INCOME PAYMENTS. If you choose annuity payment Option A, B or C, the dollar amount of each annuity payment will be fixed on the maturity date and guaranteed by us. The payment amount will depend on three things:

     o   The amount of the annuity proceeds on the maturity date;
     o The interest rate we credit on those amounts (we guarantee a minimum annual interest rate of 3%); and
     o   The specific payment option you choose.

     VARIABLE ANNUITY INCOME PAYMENTS WITHOUT THE GUARANTEED MINIMUM INCOME BENEFIT RIDER. If you choose variable annuity payment Option D or E, the dollar amount of the first variable payment will be determined in accordance with the annuity payment rates set forth in the applicable table contained in the Contract. The dollar amount of each additional variable payment will vary based on the investment performance of the subaccount(s) you invest in and the Contract's assumed investment return of 5%. The dollar amount of each variable payment after the first may increase, decrease or remain constant. If, after all charges are deducted, the actual investment performance exactly matches the Contract's assumed investment return of 5% at all times, then the amount of the next variable annuity payment would remain the same. If actual investment performance, after all charges are deducted, exceeds the assumed investment return, then the amount of the variable annuity payments would increase. But, if actual investment performance, less charges, is lower than the 5% assumed investment return, then the amount of the variable annuity payments would decrease. The portfolio in which you are invested must grow at a rate at least equal to the 5% assumed investment return (plus the daily separate account annuitization charge equal to an annual rate of 1.40% of subaccount assets) in order to avoid a decrease in the dollar amount of variable annuity payments. For more information on how variable annuity income payments are determined, see the SAI.

     The annuity payment options are explained below. Some of the annuity payment options may not be available in all states. Options A, B, and C are fixed only. Options D and E are variable only.

FIXED ANNUITY PAYMENT OPTIONS

     PAYMENT OPTION A -- FIXED INSTALLMENTS. We will pay the annuity in equal payments over a fixed period of 5, 10, 15 or 20 years or any other fixed period acceptable to Western Reserve.

     PAYMENT OPTION B -- LIFE INCOME: FIXED PAYMENTS.

     o NO PERIOD CERTAIN -- We will make level payments only during the annuitant's lifetime; or

     o 10 OR 20 YEARS CERTAIN -- We will make level payments for the longer of the annuitant's lifetime or 10 or 20 years; or
     o GUARANTEED RETURN OF ANNUITY PROCEEDS -- We will make level payments for the longer of the annuitant's lifetime or until the total dollar amount of payments we made to you equals the annuity proceeds.

     PAYMENT OPTION C -- JOINT AND SURVIVOR LIFE INCOME: FIXED PAYMENTS. We will make level payments during the joint lifetime of the annuitant and a joint annuitant of your choice. Payments will be made as long as either person is living.

VARIABLE ANNUITY PAYMENT OPTIONS

     PAYMENT OPTION D -- VARIABLE LIFE INCOME. The annuity proceeds are used to purchase variable annuity units in the subaccounts you select. You may choose between:

     o NO PERIOD CERTAIN -- We will make variable payments only during the annuitant's lifetime; or
     o 10 YEARS CERTAIN -- We will make variable payments for the longer of the annuitant's lifetime or 10 years.

     PAYMENT OPTION E -- VARIABLE JOINT AND SURVIVOR LIFE INCOME. We will make variable payments during the joint lifetime of the annuitant and a joint annuitant of your choice. Payments will be made as long as either person is living.

     Other annuity payment options may be arranged by agreement with us.

NOTE CAREFULLY: The death benefit payable after the maturity date will be affected by the annuity option you choose.

     If:
     o you choose Life Income with No Period Certain or a Joint and Survivor Life Income (fixed or variable); and
     o the annuitant(s) dies, for example, before the due date of the second annuity payment;

     Then:
     o we may make only one annuity payment and there will be no death benefit payable.

     If:
     o you choose Fixed Installments, Life Income with 10 or 20 Years Certain, Life Income with Guaranteed Return of Annuity Proceeds, or Variable Life Income with 10 Years Certain; and
     o the person receiving payments dies prior to the end of the guaranteed period;

     Then:

     o the remaining guaranteed payments will be continued to that person's beneficiary, or their value (determined at the date of death) may be paid in a single sum.

     We will not pay interest on amounts represented by uncashed annuity payment checks if the postal or other delivery service is unable to deliver checks to the annuitant's address of record. The annuitant is responsible for keeping Western Reserve informed of the annuitant's current address of record.

GUARANTEED MINIMUM INCOME BENEFIT RIDER

     The Guaranteed Minimum Income Benefit Rider (the "Rider") assures you of a minimum level of income in the future by guaranteeing a "minimum annuitization value" after a waiting period (currently, 10 years) from the date of purchasing or upgrading the Rider. By electing this Rider, you are guaranteed a future minimum level of income under the Rider's variable payment options based on the minimum annuitization value, regardless of the performance of the underlying investment portfolios.

     To purchase the Rider, you must elect it at issue or within 30 days after any Contract anniversary. The Rider will be added to the Contract on the Contract date or the Contract anniversary date. In addition, so long as the waiting period is 10 years, you must purchase the Rider as of a Contract anniversary before your 85th birthday. If we increase the length of the waiting period, you would have to purchase the Rider on an earlier date. We will notify you of any change in the length of the waiting period within 30 days of the change.

     MINIMUM ANNUITIZATION VALUE. If you purchase the Rider at issue, the minimum annuitization value is:

     o   the initial annuity value on the date the Rider is issued, plus
     o   any additional premiums paid after the Rider is issued, minus
     o an adjustment for any partial surrenders made after the date the Rider is issued,
     o   accumulated at the annual growth rate.

     If you purchase the Rider at a future Contract anniversary date, the minimum annuitization value would be:

     o   the annuity value on the date the Rider is issued, plus
     o   any additional premiums paid after the Rider is issued, minus
     o an adjustment for any partial surrenders made after the date the Rider is issued
     o   accumulated at the annual growth rate.

     Any premium taxes will also be deducted.

     The annual growth rate is currently 6% per year. For Contracts issued in a few states, this rate will be less than 6%. We may, at our discretion, change the rate in the future for new riders, but the rate will never be less than 3% per year. Once the Rider is added to your Contract, the annual growth rate, the Rider charge, the Rider charge waiver threshold, the separate account annuitization charge and the waiting period before you can annuitize under the Rider will not change unless you upgrade the Rider. Partial surrenders may reduce the minimum annuitization value on a basis greater than dollar-for-dollar. See the SAI for more information.

     The minimum annuitization value is used to calculate the annuity payments and charges under the Rider and adjustments to partial surrenders. This value does not establish or guarantee an annuity value or guarantee performance of any subaccount. IF YOU CHOOSE TO ANNUITIZE UNDER THE RIDER, WE WILL USE YOUR MINIMUM ANNUITIZATION VALUE (LESS ANY OUTSTANDING LOAN AMOUNT AND ANY LOAN INTEREST YOU OWE) -- NOT YOUR CURRENT ANNUITY VALUE EVEN IF IT IS GREATER -- TO DETERMINE THE AMOUNT OF YOUR VARIABLE ANNUITY PAYMENTS UNDER THE RIDER. The minimum annuitization value may not be used to annuitize with any of the annuity payment options under the Contract.

     ANNUITY PAYMENT OPTIONS UNDER THE RIDER. The only payment options available under the Rider are the following variable annuity options:

     o LIFE INCOME -- An election may be made for "No Period Certain" or "10 Years Certain." Payments will be made as long as the annuitant is living. In the event of the death of the annuitant prior to the end of the chosen period certain, the remaining period certain payments will be continued to the beneficiary.
     o JOINT AND FULL SURVIVOR -- An election may be made for "No Period Certain" or "10 Years Certain." Payments will be made as long as either the annuitant or joint annuitant is living. In the event of the death of both the annuitant and joint annuitant prior to the end of the chosen period certain, the remaining period certain payments will be continued to the beneficiary.

     Both before and after you annuitize under the Rider, you may transfer values from one subaccount to another. After the maturity date, no transfers may be made to or from the fixed account. There are no limitations on transfers among the subaccounts after you annuitize under the Rider.

     MINIMUM ANNUITIZATION VALUE UPGRADE. With a 10-year waiting period, you can elect, in writing, to upgrade the minimum annuitization value to the current annuity value within 30 days after any Contract anniversary before your 85th birthday (earlier if required by your state). For your convenience, we will put the last date to upgrade on page one of the Rider.

     If you elect to upgrade, the current Rider will terminate, we will assess the Rider charge, and a new rider will be issued. The new rider will have a new rider date, a new waiting period before you can annuitize under the rider, and new guaranteed benefits and charges. The benefits and charges under the new rider may not be as advantageous as the previous Rider's benefits and charges prior to upgrading.

     It generally will not be to your advantage to upgrade unless your annuity value exceeds your minimum annuitization value on the applicable Contract anniversary.

     CONDITIONS TO ANNUITIZE UNDER THE RIDER. You can only annuitize under the Rider within 30 days after the end of the waiting period (currently the tenth Contract anniversary after you select the Rider) or on a later Contract anniversary. In the case of an upgrade of the minimum annuitization value, you can only annuitize at the end of the new rider's waiting period (currently the tenth Contract anniversary following the upgrade) or on a later Contract anniversary. We may, at our discretion, change the waiting period in the future if you choose to upgrade the minimum annuitization value, or for new issues of the Rider. You cannot, however, annuitize under the Rider after the 30-day period following the Contract anniversary after your 94th birthday (earlier if required by your state). For your convenience, we will put the first and last date to annuitize using the Rider on page one of the Rider.

NOTE CAREFULLY -- You may only annuitize under the Rider at the times indicated above. IF YOU ANNUITIZE AT ANY OTHER TIME, YOU LOSE THE BENEFIT OF THE RIDER.

     GUARANTEED MINIMUM INCOME BENEFIT RIDER. We guarantee that future annuity payments under the Rider will never be less than the initial variable annuity payment. See the SAI for information concerning the calculation of the initial variable annuity payment. We will also "stabilize" the payments (hold them constant) during each Contract year.

     During the first Contract year after you annuitize under the Rider, each payment will equal the initial payment. On each Contract anniversary thereafter, the variable annuity payment will increase or decrease (but never below the initial payment) depending on the performance of the subaccounts you selected, and then be held constant at that amount for that Contract year. The payments starting on each Contract anniversary will equal the greater of the initial variable annuity payment or the payment that can be supported by the number of annuity units in the subaccounts on the Contract anniversary. We will calculate each subsequent payment using a 5% assumed investment return. The portfolio in which you are invested must grow at a rate greater than the 5% assumed investment return, plus the separate account annuitization charge of 2.50%, in order to increase the dollar amount of variable annuity payments. See the SAI for additional information concerning how payments are determined under the Rider.

     RIDER CHARGE. Prior to annuitization, a Rider charge, currently 0.30% annually of the minimum annuitization value, is deducted from the annuity value on each Contract anniversary and if you surrender the Contract. We may change the Rider charge percentage in the future if you choose to upgrade the minimum annuitization value, or for future issues of the Rider, but it will never be greater than 0.50% annually. We deduct the Rider charge from the fixed account and from each subaccount in proportion to the amount of annuity value in each account. This charge is deducted even if the annuity value exceeds the minimum annuitization value.

     We will waive the Rider charge on any Contract anniversary if the annuity value exceeds the Rider charge waiver threshold (currently 2.0) times the minimum annuitization value. For instance, if your annuity value on the seventh Contract anniversary is $100,000, your minimum annuitization value is $45,000 and the Rider charge waiver threshold is 2.0, we will waive the Rider charge on that anniversary because $100,000 is greater than $90,000 ($45,000 x 2.0). We may, at our discretion, change the Rider charge waiver threshold in the future if you choose to upgrade the minimum annuitization value, or for future issues of the Rider, but it will never be greater than 2.5 times the minimum annuitization value.

     SEPARATE ACCOUNT ANNUITIZATION CHARGE. If you annuitize under the Rider, a daily separate account annuitization charge, equal to an annual rate of 2.50% of the daily net asset values in the subaccounts, is reflected in the amount of the variable payments you receive. We may change the separate account annuitization charge in the future, if you choose to upgrade the minimum annuitization value or for future issues of the Rider, but it will never be greater than 3.50%. The separate account annuitization charge is deducted in place of the Contract's mortality and expense risk charge and the administrative charge.

     TERMINATION. The Rider is irrevocable. You have the option not to annuitize under the Rider but we will not refund any charges you have paid and you will not be able to use the minimum annuitization value. The Rider will terminate upon the earliest of the following:

     o   annuitization (once the guaranteed minimum payments begin);
     o the date you elect to upgrade (although a new irrevocable rider will be issued);
     o   the date your Contract terminates;
     o 30 days following the Contract anniversary after your 94th birthday (earlier if required by your state); or
     o the date you change the annuitant (although a new irrevocable rider will be issued).

     THE RIDER DOES NOT ESTABLISH OR GUARANTEE ANNUITY VALUE OR GUARANTEE PERFORMANCE OF ANY SUBACCOUNT. Because the Rider guarantees a minimum level of lifetime income, the level of lifetime income that it guarantees may be less than the level that might be provided by application of the annuity value at the Contract's applicable annuity factors. Therefore, the Rider should be regarded as a safety net. The costs of annuitizing under the Rider include the separate account annuitization charge and also the lower levels inherent in the annuity tables used for the minimum payouts. These costs should be balanced against the benefits of a minimum payout level.

     The Rider may vary by state and is not available in all states.

3. PURCHASE

CONTRACT ISSUE REQUIREMENTS

     We will issue a Contract if:

     o   we receive information we need to issue the Contract;
     o   we receive a minimum initial premium payment; and
     o   the annuitant is age 85 or younger.

PREMIUM PAYMENTS

     You should make checks or drafts for premium payments payable only to "Western Reserve Life" and send them to our administrative office. Your check or draft must be honored in order for us to pay any associated payments and benefits due under the Contract.

INITIAL PREMIUM REQUIREMENTS

     The initial premium payment for nonqualified Contracts must be at least $5,000. However, you may make a minimum initial premium payment of $1,000, rather than $5,000, if you indicate on your application that you anticipate making minimum monthly payments of at least $100 by electronic funds transfer. For traditional or Roth IRAs the minimum initial premium payment is $1,000 and for qualified Contracts other than traditional or Roth IRAs, the minimum initial premium payment is $50.

     We will credit your initial premium payment to your Contract within two business days after the day we receive it at our administrative office and your complete Contract information. If we are unable to credit your initial premium payment, we (or your agent) will contact you within five business days and explain why. We will also return your initial premium payment at that time unless you tell us (or your agent) to keep it. We will credit your initial premium payment as soon as we receive all necessary application information.

     The date on which we credit your initial premium payment to your Contract is the Contract date. The Contract date is used to determine Contract years, Contract months and Contract anniversaries.

     If you wish to make premium payments by bank wire, please instruct your bank to wire federal funds as follows:

                         All First Bank of Baltimore
                         ABA #: 052000113
                         For credit to: Western Reserve Life
                         Account #: 89539600
                         Owner's Name:
                         Contract Number:
                         Attention: Annuity Accounting

     We may reject any application or premium payments for any reason permitted by law.

ADDITIONAL PREMIUM PAYMENTS

     You are not required to make any additional premium payments. However, you can make additional premium payments as often as you like during the lifetime of the annuitant and prior to the maturity date. We will accept premium payments by bank wire or by check. Additional premium payments must be at least $50 ($100 monthly in the case of nonqualified Contracts with a $1,000 initial premium payment and $1,000 if by wire). We will credit any additional premium payments you make to your Contract at the accumulation unit value computed at the end of the business day on which we receive them at our administrative office. Our business day closes at 4:00 p.m. Eastern Time. If we receive your premium payments after the close of our business day, we will calculate and credit them as of the close of the next business day.

MAXIMUM PREMIUM PAYMENTS

     We allow premium payments up to a total of $1,000,000 in any Contract year without prior approval. There is no limit on the total premium payments you may make during the accumulation period.

ALLOCATION OF PREMIUM PAYMENTS

     On the Contract date, we will allocate your premium payment to the investment choices you selected on your application, or we will place your premium payment(s) in the reallocation account until the reallocation date. See Right to Cancel Period below. Your allocation must be in whole percentages which must total 100%. We will allocate additional premium payments as you selected on your application, unless you request a different allocation.

     Unless otherwise required by state law, we will limit allocations and transfers to the fixed account if the fixed account value following the allocation or transfer would exceed $500,000.

     You may change allocations for future additional premium payments by writing or telephoning the administrative office, subject to the limitations described under Telephone or Fax Transactions on page 31. The allocation change will apply to premium payments received after the date we receive the change request.

     YOU SHOULD REVIEW PERIODICALLY HOW YOUR PAYMENTS ARE DIVIDED AMONG THE SUBACCOUNTS BECAUSE MARKET CONDITIONS AND YOUR OVERALL FINANCIAL OBJECTIVES MAY CHANGE.

RIGHT TO CANCEL PERIOD

     You may return your Contract for a refund within 10 days after you receive it. In most states, the amount of the refund will be the total premium payments we have received, plus (or minus) any gains (or losses) in the amounts you invested in the subaccounts. You will keep any gains, and bear any losses, on amounts that you invested in the subaccounts. We determine the value of the refund as of the date we receive the returned Contract at our administrative office. We will pay the refund within 7 days after we receive your written notice of cancellation and the returned Contract. The Contract will then be deemed void. In some states you may have more than 10 days and/or receive a different refund amount.

     If your state requires us to return your initial premium in the event you exercise your right to cancel, we will allocate the initial premium on the Contract date to the reallocation account until the reallocation date shown on your Contract schedule page. While held in the reallocation account, your premium will be credited with gains and losses of the WRL J.P. Morgan Money Market subaccount. The premium will remain in the reallocation account for the number of days in your state's right to cancel period plus five days. Please contact your agent for details concerning the right to cancel period for your state.

     On the first valuation date on or after the reallocation date, we will reallocate all annuity value from the reallocation account to the fixed account and/or subaccounts you selected on your application.

     For states which do not require a full refund of the initial premium, the reallocation date is the same as the Contract date, and we will allocate your initial premium on the Contract date to the fixed account and/or subaccounts in accordance with the instructions you gave us on your application.

ANNUITY VALUE

     You should expect your annuity value to change from valuation period to valuation period to reflect the investment performance of the portfolios, the interest credited to your value in the fixed account, and the fees and charges we deduct. A valuation period begins at the close of business on each valuation date and ends at the close of business on the next valuation date. A valuation date is any day the NYSE is open. Our business day closes when the NYSE closes, usually 4:00 p.m. Eastern Time. We observe the same holidays as the NYSE.

ACCUMULATION UNITS

     We measure the value of your Contract during the accumulation period by using a measurement called an accumulation unit. During the income phase, we use a measurement called an annuity unit. When you direct money into a subaccount, we credit your Contract with accumulation units for that subaccount. We determine how many accumulation units to credit by dividing the dollar amount you direct to the subaccount by the subaccount's accumulation unit value as of the end of that valuation date. If you partially surrender or transfer out of a subaccount, or if we assess a transfer charge, annual Contract charge, any surrender charge, or Guaranteed Minimum Income Benefit Rider charge, we subtract accumulation units from the subaccounts using the same method.

     Each subaccount's accumulation unit value was set at $10 when the subaccount started. We recalculate the accumulation unit value for each subaccount at the close of each valuation date. The new accumulation unit value reflects the investment performance of the underlying portfolio and the daily deduction of the mortality and expense risk charge and the administrative charge. For a detailed discussion of how we determine accumulation unit values, see the SAI.

4. INVESTMENT CHOICES

THE SEPARATE ACCOUNT

     The separate account currently consists of 32 subaccounts.

     THE FUNDS. Each subaccount invests exclusively in one portfolio of a fund. The portfolios, their investment objectives and advisers or sub-advisers are listed below.

HIGHER -------------------------- RISK/REWARD ---------------------------- LOWER

---------------------------------------------------------------------------------------------------
PORTFOLIO                                  INVESTMENT OBJECTIVE          ADVISER OR SUB-ADVISER
---------------------------------------------------------------------------------------------------
 AGGRESSIVE EQUITY
---------------------------------------------------------------------------------------------------
 Munder Net50*                       Seeks long-term growth of         Munder Capital
                                     capital.*                         Management*
---------------------------------------------------------------------------------------------------
 Van Kampen Emerging Growth          Seeks capital appreciation        Van Kampen Asset Management
                                     by investing primarily in         Inc.
                                     common stocks of small and
                                     medium-sized companies.
---------------------------------------------------------------------------------------------------
 T. Rowe Price Small Cap             Seeks long-term growth of         T. Rowe Price Associates,
                                     capital by investing              Inc.
                                     primarily in common stocks
                                     of small growth companies.
---------------------------------------------------------------------------------------------------
 Pilgrim Baxter Mid Cap Growth       Seeks capital appreciation.       Pilgrim Baxter & Associates,
                                                                       Ltd.
---------------------------------------------------------------------------------------------------
 Alger Aggressive Growth             Seeks long-term capital           Fred Alger Management,
                                     appreciation.                     Inc.
---------------------------------------------------------------------------------------------------
 Third Avenue Value                  Seeks long-term capital           EQSF Advisers, Inc.
                                     appreciation.
---------------------------------------------------------------------------------------------------
 Value Line Aggressive Growth        Seeks to realize capital          Value Line, Inc.
                                     growth.
---------------------------------------------------------------------------------------------------
 WORLD EQUITY
---------------------------------------------------------------------------------------------------
 GE International Equity             Seeks long-term growth of         GE Asset Management
                                     capital.                          Incorporated
---------------------------------------------------------------------------------------------------
 Janus Global**                      Seeks long-term growth of         Janus Capital Corporation
                                     capital in a manner
                                     consistent with the preserva-
                                     tion of capital.
---------------------------------------------------------------------------------------------------
 Gabelli Global Growth               Seeks to provide investors        Gabelli Asset Management
                                     with appreciation of capital.     Company
---------------------------------------------------------------------------------------------------
 Great Companies -- Global(2)        Seeks long-term growth of         Great Companies, L.L.C.
                                     capital in a manner
                                     consistent with preservation
                                     of capital.
---------------------------------------------------------------------------------------------------
 GROWTH EQUITY
---------------------------------------------------------------------------------------------------
 Great Companies -- Technology(SM)   Seeks long-term growth of         Great Companies, L.L.C.
                                     capital.
---------------------------------------------------------------------------------------------------
 Janus Growth                        Seeks growth of capital.          Janus Capital Corporation
---------------------------------------------------------------------------------------------------
 LKCM Capital Growth                 Seeks long-term growth of         Luther King Capital
                                     capital through a disciplined     Management Corporation
                                     investment approach focusing
                                     on companies with superior
                                     growth prospects.
---------------------------------------------------------------------------------------------------

HIGHER -------------------------- RISK/REWARD ---------------------------- LOWER

------------------------------------------------------------------------------------------------------------------
PORTFOLIO                                            INVESTMENT OBJECTIVE           ADVISER OR SUB-ADVISER
------------------------------------------------------------------------------------------------------------------
 GROWTH EQUITY (CONTINUED)
------------------------------------------------------------------------------------------------------------------
 Goldman Sachs Growth                           Seeks long-term growth of        Goldman Sachs Asset
                                                capital.                         Management
------------------------------------------------------------------------------------------------------------------
 GE U.S. Equity                                 Seeks long-term growth of        GE Asset Management
                                                capital.                         Incorporated
------------------------------------------------------------------------------------------------------------------
 Great Companies -- America(SM)                 Seeks long-term growth of        Great Companies, L.L.C.
                                                capital.
------------------------------------------------------------------------------------------------------------------
 Salomon All Cap                                Seeks capital appreciation.      Salomon Brothers Asset
                                                                                 Management Inc
------------------------------------------------------------------------------------------------------------------
 Fidelity VIP II Contrafund(R) Portfolio --     Seeks long-term capital          Fidelity Management &
 Service Class 2                                appreciation.                    Research Company
------------------------------------------------------------------------------------------------------------------
 C.A.S.E. Growth                                Seeks annual growth of           C.A.S.E. Management, Inc.
                                                capital through investment
                                                in companies whose
                                                management, financial
                                                resources and fundamentals
                                                appear attractive on a scale
                                                measured against each
                                                company's present value.
------------------------------------------------------------------------------------------------------------------
 Dreyfus Mid Cap                                Seeks total investment           The Dreyfus Corporation
                                                returns (including capital
                                                appreciation and income),
                                                which consistently
                                                outperform the S&P 400
                                                Mid Cap Index.
------------------------------------------------------------------------------------------------------------------
 NWQ Value Equity                               Seeks to achieve maximum,        NWQ Investment Manage-
                                                consistent total return with     ment Company, Inc.
                                                minimum risk to principal.
------------------------------------------------------------------------------------------------------------------
 Fidelity VIP Equity-Income Portfolio --        Seeks reasonable income.         Fidelity Management &
 Service Class 2                                                                 Research Company
------------------------------------------------------------------------------------------------------------------
 Fidelity VIP III Growth Opportunities          Seeks to provide capital         Fidelity Management &
 Portfolio -- Service Class 2                   growth.                          Research Company
------------------------------------------------------------------------------------------------------------------
 BALANCED
------------------------------------------------------------------------------------------------------------------
 T. Rowe Price Dividend Growth                  Seeks to provide an              T. Rowe Price Associates,
                                                increasing level of dividend     Inc.
                                                income, long-term capital
                                                appreciation, and reasonable
                                                current income, through
                                                investments primarily in
                                                dividend paying stocks.
------------------------------------------------------------------------------------------------------------------
 Dean Asset Allocation                          Seeks preservation of            Dean Investment Associates
                                                capital and competitive
                                                investment returns.
------------------------------------------------------------------------------------------------------------------
 LKCM Strategic Total Return                    Seeks to provide current         Luther King Capital
                                                income, long-term growth         Management Corporation
                                                of income and capital
                                                appreciation.
------------------------------------------------------------------------------------------------------------------

HIGHER -------------------------- RISK/REWARD ---------------------------- LOWER

-------------------------------------------------------------------------------------------------------
PORTFOLIO                                    INVESTMENT OBJECTIVE         ADVISER OR SUB-ADVISER
-------------------------------------------------------------------------------------------------------
 BALANCED (CONTINUED)
 J.P. Morgan Real Estate Securities     Seeks long-term total            J.P. Morgan Investment
                                        returns from investments         Management Inc.
                                        primarily in equity
                                        securities of real estate
                                        companies.
-------------------------------------------------------------------------------------------------------
 Federated Growth & Income              Seeks total return by            Federated Investment
                                        investing in securities that     Counseling
                                        have defensive
                                        characteristics.
-------------------------------------------------------------------------------------------------------
 AEGON Balanced                         Seeks preservation of            AEGON USA Investment
                                        capital, reduced volatility,     Management, Inc.
                                        and superior long-term
                                        risk-adjusted returns.
-------------------------------------------------------------------------------------------------------
 FIXED-INCOME
-------------------------------------------------------------------------------------------------------
 AEGON Bond                             Seeks the highest possible       AEGON USA Investment
                                        current income within the        Management, Inc.
                                        confines of the primary goal
                                        of insuring the protection of
                                        capital.
-------------------------------------------------------------------------------------------------------
 CAPITAL PRESERVATION
-------------------------------------------------------------------------------------------------------
 J.P. Morgan Money Market               Seeks to obtain maximum          J.P. Morgan Investment
                                        current income consistent        Management Inc.
                                        with preservation of
                                        principal and maintenance
                                        of liquidity.
-------------------------------------------------------------------------------------------------------

* Formerly, WRL Goldman Sachs Small Cap. Effective May 1, 2001, the portfolio will be sub-advised by Munder Capital Management. From May 1, 2001 to May 28, 2001, this portfolio will be available for investment only to Contract owners who purchased the Contract before May 1, 2001. Effective May 29, 2001, subject to shareholder approval, this portfolio will have a new investment objective ("seeks to provide long-term capital appreciation"), after which time the portfolio will become available for investment to all Contract owners.
** This portfolio is available for investment only to Contract owners who purchased the Contract before September 1, 2000.

     The general public may not purchase these portfolios. Their investment objectives and policies may be similar to other portfolios and mutual funds managed by the same investment adviser or sub-adviser that are sold directly to the public. You should not expect that the investment results of the other portfolios and mutual funds will be comparable to the portfolios offered by this prospectus.

     THERE IS NO ASSURANCE THAT A PORTFOLIO WILL ACHIEVE ITS STATED OBJECTIVE(S). MORE DETAILED INFORMATION MAY BE FOUND IN THE FUND PROSPECTUSES. YOU SHOULD READ THE FUND PROSPECTUSES CAREFULLY BEFORE YOU INVEST.

     We do not guarantee that each portfolio will always be available for investment through the Contract. We reserve the right, subject to compliance with applicable laws, to add new portfolios, close existing portfolios, or substitute portfolio shares that are held by any subaccount for shares of a different portfolio. New or substitute portfolios may have different fees and expenses and their availability may be limited to certain classes of purchasers.

THE FIXED ACCOUNT

     Premium payments you allocate to and amounts you transfer to the fixed account become part of the general account of Western Reserve. Interests in the general account have not been registered under the Securities Act of 1933 (the "1933 Act"), nor is the general account registered as an investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). Accordingly, neither the general account nor any interests in the general account is generally subject to the provisions of the 1933 Act or 1940 Act. Western Reserve has been advised that the staff of the SEC has not reviewed the disclosure in this prospectus which relates to the fixed account.

     We guarantee that the interest credited to the fixed account will not be less than 3% per year. We have no formula for determining fixed account current interest rates. We establish the interest rate, at our sole discretion, for each premium payment or transfer into the fixed account. Rates are guaranteed for at least one year.

     If you select the fixed account, your money will be placed with the other general assets of Western Reserve. All assets in our general account are subject to the general liabilities of our business operations. The amount of money you are able to accumulate in the fixed account during the accumulation period depends upon the total interest credited. The amount of annuity payments you receive during the income phase under a fixed annuity option will remain level for the entire income phase. You may not transfer money between the fixed account and the subaccounts during the income phase.

     When you request a transfer or partial surrender from the fixed account, we will account for it on a first-in, first-out ("FIFO") basis, for purposes of crediting your interest. This means that we will take the deduction from the oldest money you have put in the fixed account. You may not make partial surrenders from the fixed account unless we consent.

     Unless otherwise required by state law, we will limit allocations and transfers to the fixed account if the fixed account value following the allocation or transfer would exceed $500,000.

     The fixed account is not available in all states. Residents of Washington, Oregon, New Jersey and Massachusetts may not direct or transfer any money to the fixed account.

TRANSFERS

     During the accumulation period, you or your agent/registered representative of record may make transfers from any subaccount. However, if you elect the asset rebalancing program, you may not make any transfers if you want to continue in the program. A transfer would automatically cancel your participation in the asset rebalancing program. We may also limit "substantive" transfers as discussed below.

     Transfers from the fixed account are allowed only once each Contract year. We must receive written notice within 30 days after a Contract anniversary. The amount that may be transferred is the greater of (1) 25% of the dollar amount in the fixed account, or (2) the amount you transferred out of the fixed account in the previous Contract year.

     During the income phase of your Contract, you may transfer values from one subaccount to another. No transfers may be made to or from the fixed account. The minimum amount that can be transferred during this phase is the lesser of $10 of monthly income, or the entire monthly income of the variable annuity units in the subaccount from which the transfer is being made. We may limit subaccount transfers to one per Contract year.

     The fixed account is not available in all states. Residents of Washington, Oregon, New Jersey and Massachusetts may not transfer any of their Contract value to the fixed account.

     Transfers may be made by telephone or fax, subject to limitations described under Telephone or Fax Transactions on page 31.

     If you make more than 12 transfers from the subaccounts in any Contract year, we will charge you $10 for each additional transfer you make during that year.

     Transfers to and from the subaccounts will be processed based on the accumulation unit values determined at the end of the business day on which we receive your written, telephoned, or faxed request at our administrative office, provided we receive your request at our administrative office before the close of our business day (usually 4:00 p.m. Eastern Time). If we receive your request at our administrative office after the close of our business day, we will process the transfer request using the accumulation unit value for the next business day.

     The Contract you are purchasing was not designed for professional market timing organizations or other persons that use programmed, large, or frequent transfers. The use of such transfers may be disruptive to the underlying portfolio and increase transaction costs. We reserve the right to reject any purchase payment or transfer request from any person if, in our judgment, the payment or transfer or series of transfers would have a negative impact on a portfolio's operations or if a portfolio would reject our purchase order. We may impose other restrictions on transfers or even prohibit them for any owner who, in our view, has abused, or appears likely to abuse, the transfer privilege.

     We may, at any time, discontinue transfer privileges, modify our procedures, or limit the number of transfers we permit.

DOLLAR COST AVERAGING PROGRAM

     Dollar cost averaging allows you to transfer systematically a specific amount each month from the fixed account, the WRL J.P. Morgan Money Market subaccount, the WRL AEGON Bond subaccount or any combination of these accounts, to a different subaccount. You may specify the dollar amount to be transferred monthly; however, you must transfer at least $100 monthly. To qualify, a minimum of $5,000 must be in each subaccount from which we make transfers.

     There is no charge for this program. These transfers do count towards the 12 free transfers allowed during each Contract year.

     If you make dollar cost averaging transfers from the fixed account, each month you may transfer no more than 1/10th of the dollar amount in the fixed account on the date you start dollar cost averaging.

     By transferring a set amount on a regular schedule instead of transferring the total amount at one particular time, you may reduce the risk of investing in the portfolios only when the price is high. Dollar cost averaging does not guarantee a profit and it does not protect you from loss if market prices decline.

     We reserve the right to discontinue offering dollar cost averaging 30 days after we send notice to you. Dollar cost averaging is not available if you have elected the asset rebalancing program or if you elect to participate in any asset allocation service provided by a third party.

ASSET REBALANCING PROGRAM

     During the accumulation period you can instruct us to rebalance automatically the amounts in your subaccounts to maintain your desired asset allocation. This feature is called asset rebalancing and can be started and stopped at any time free of charge. However, we will not rebalance if you are in the dollar cost averaging program, if you elect to participate in any asset allocation service provided by a third party or if you request any other transfer. Asset rebalancing ignores amounts in the fixed account. You can choose to rebalance monthly, quarterly, semi-annually, or annually.

     To qualify for asset rebalancing, a minimum annuity value of $5,000 for an existing Contract, or a minimum initial premium payment of $5,000, for a new Contract, is required. Asset rebalancing does not guarantee gains, nor does it assure that any subaccount will not have losses.

     There is no charge for this program. Each reallocation which occurs under asset rebalancing will be counted towards the 12 free transfers allowed during each Contract year.

     We reserve the right to discontinue, modify or suspend the asset rebalancing program at any time.

TELEPHONE OR FAX TRANSACTIONS

     You may make transfers, request partial surrenders and change the allocation of additional premium payments by telephone. Telephone partial surrenders are not allowed in the following situations:

     o   for qualified Contracts (except IRAs);
     o   if the amount you want to withdraw is greater than $50,000; or
     o   if the address of record has been changed within the past 10 days.

     Upon instructions from you, the registered representative/agent of record for your Contract may also make telephone transfers or partial surrenders for you. If you do not want the ability to make transfers or partial surrenders by telephone, you should notify us in writing.

     You may make telephone transfers or request partial surrenders by calling our toll-free number: 1-800-851-9777, Ext. 6538 (Monday - Friday 8:00 a.m. - 7:00 p.m. Eastern Time). You will be required to provide certain information for identification purposes when you request a transaction by telephone. We may also require written confirmation of your request. We will not be liable for following telephone requests that we believe are genuine.

     Please use the following fax numbers for the following types of transactions:

     o To request a transfer, please fax your request to us at 727-299-1648. WE WILL NOT BE RESPONSIBLE FOR SAME-DAY PROCESSING OF TRANSFERS IF YOU FAX YOUR TRANSFER REQUEST TO A NUMBER OTHER THAN THIS FAX NUMBER; and

     o To request a partial surrender, please fax your request to us at 727-299-1620.

     We will not be responsible for transmittal problems which are not reported to us within five business days. Any reports must be accompanied by proof of the faxed transmittal.

     We cannot guarantee that telephone transactions will always be available. For example, our offices may be closed during severe weather emergencies or there may be interruptions in telephone service beyond our control. If the volume of calls is unusually high, we might not have someone immediately available to receive your order. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances.

     Telephone or fax orders must be received before 4:00 p.m. Eastern Time to assure same-day pricing of the transaction. We may discontinue this option at any time.

THIRD PARTY INVESTMENT SERVICES

     Western Reserve or an affiliate may provide administrative or other support services to independent third parties you authorize to conduct transfers on your behalf, or who provide recommendations as to how your subaccount values should be allocated. This includes, but is not limited to, transferring subaccount values among subaccounts in accordance with various investment allocation strategies that these third parties employ. Such independent third parties may or may not be appointed Western Reserve agents for the sale of Contracts.

     WESTERN RESERVE DOES NOT ENGAGE ANY THIRD PARTIES TO OFFER INVESTMENT ALLOCATION SERVICES OF ANY TYPE, SO THAT PERSONS OR FIRMS OFFERING SUCH SERVICES DO SO INDEPENDENT FROM ANY AGENCY RELATIONSHIP THEY MAY HAVE WITH WESTERN RESERVE FOR THE SALE OF CONTRACTS. WESTERN RESERVE, THEREFORE, TAKES NO RESPONSIBILITY FOR THE INVESTMENT ALLOCATIONS AND TRANSFERS TRANSACTED ON YOUR BEHALF BY SUCH THIRD PARTIES OR ANY INVESTMENT ALLOCATION RECOMMENDATIONS MADE BY SUCH PARTIES.

     Western Reserve does not currently charge you any additional fees for providing these support services. Western Reserve reserves the right to discontinue providing administrative and support services to owners utilizing independent third parties who provide investment allocation and transfer recommendations.

5. EXPENSES

     There are charges and expenses associated with your Contract that reduce the return on your investment in the Contract. Unless we indicate otherwise, the expenses described below apply only during the accumulation period.

MORTALITY AND EXPENSE RISK CHARGE

     We charge a fee as compensation for bearing certain mortality and expense risks under the Contract. Examples of our risks include a guarantee of annuity rates, the death benefits, certain Contract expenses, and assuming the risk that the current charges will be insufficient in the future to cover costs of administering the Contract. The mortality and expense risk charge is equal, on an annual basis, to 1.00% of the average daily net assets that you have invested in each subaccount. If you add the compounding minimum death benefit, the mortality and expense risk charge increases to 1.25%. This charge is deducted daily from the subaccounts during the accumulation period. During the income phase, if you elect a variable annuity option, we deduct a daily separate account annuitization charge from your subaccount assets equal to an annual rate of 1.40% in place of the mortality and expense risk and administrative charges. If you annuitize under the Guaranteed Minimum Income Benefit Rider, we charge a separate account annuitization charge, currently 2.50%, not to exceed 3.50%, in place of the mortality and expense risk and administrative charges.

     If this charge does not cover our actual mortality and expense risk costs, we absorb the loss. Conversely, if the charge more than covers actual costs, the excess is added to our surplus. We expect to profit from this charge. We may use any profits to cover distribution costs.

ADMINISTRATIVE CHARGE

     We deduct an annual administrative charge to cover the costs of administering the Contracts. This charge is assessed daily and is equal to 0.40% per year of the average daily net assets that you have invested in each subaccount. This charge is deducted from the subaccounts during the accumulation period.

GUARANTEED MINIMUM INCOME BENEFIT RIDER CHARGES

     DURING ACCUMULATION PERIOD. Prior to annuitization, a Rider charge, currently 0.30% annually of the minimum annuitization value, is deducted from the annuity value on each Contract anniversary and on the termination date of the Rider (including Contract surrender and upgrades of minimum annuitization value). We may change the Rider charge percentage in the future if you choose to upgrade the minimum annuitization value, or for future issues of the Rider, but it will never be greater than 0.50% annually. We deduct the Rider charge from the fixed account and from each subaccount in proportion to the amount of annuity value in each account.

     We will waive the Rider charge on any Contract anniversary if the annuity value exceeds the Rider charge waiver threshold (currently 2.0) times the minimum annuitization value. For instance, if your annuity value on the seventh Contract anniversary is $100,000, your minimum annuitization value is $45,000 and the Rider charge waiver threshold is 2.0, we will waive the Rider charge on that anniversary because $100,000 is greater than $90,000 ($45,000 x 2.0). We may, at our discretion, change the Rider charge waiver threshold in the future if you choose to upgrade the minimum annuitization value, or for future issues of the Rider, but it will never be greater than 2.5 times the minimum annuitization value.

     DURING INCOME PHASE. If you annuitize under the Rider, a daily separate account annuitization charge, equal to an annual rate of 2.50% of the daily net asset values in the subaccounts, is reflected in the amount of the variable payments you receive. We may change the separate account annuitization charge in the future if you choose to upgrade the minimum annuitization value, or for future issues of the Rider, but it will never be greater than 3.50%. The separate account annuitization charge is deducted in place of the Contract's mortality and expense risk charge and the administrative charge.

ANNUAL CONTRACT CHARGE

     We deduct an annual Contract charge of $30 from your annuity value on each Contract anniversary during the accumulation period and at surrender. We deduct this charge from the fixed account and each subaccount in proportion to the amount of annuity value in each account. We deduct this charge to cover our costs of administering the Contracts. We currently waive this charge if either the annuity value, or the total premium payments, minus all partial surrenders (including any surrender charges), equals or exceeds $50,000 on the Contract anniversary for which the charge is payable.

TRANSFER CHARGE

     You are allowed to make 12 free transfers per Contract year. If you make more than 12 transfers per Contract year, we charge $10 for each additional transfer. We deduct the charge from the amount transferred. Dollar cost averaging and asset rebalancing transfers are considered transfers. All transfer requests made on the same day are treated as a single request. We deduct the charge to compensate us for the cost of processing the transfer.

LOAN PROCESSING FEE

     If you take a Contract loan, we will impose a $30 loan processing fee. You have the option either to send us a $30 check for this fee or to have us deduct the $30 from the loan amount. This fee is not applicable in all states. This fee covers loan processing and other expenses associated with establishing and administering the loan reserve. Only certain types of qualified Contracts can take Contract loans.

PREMIUM TAXES

     Some states assess premium taxes on the premium payments you make. A premium tax is a regulatory tax that some states assess on the premium payments made into a contract. If we should have to pay any premium tax, we may deduct the tax from each premium payment or from the accumulation unit value as we incur the tax. We may deduct the total amount of premium taxes, if any, from the annuity value when:

     o you elect to begin receiving annuity payments;
     o you surrender the Contract;
     o you request a partial surrender; or
     o a death benefit is paid.

     As of the date of this prospectus, the following states assess a premium tax on all initial and subsequent premium payments:

--------------------------------------------------------------------------------
          STATE        QUALIFIED CONTRACTS     NONQUALIFIED CONTRACTS
--------------------------------------------------------------------------------
  South Dakota               0.00%                     1.25%
--------------------------------------------------------------------------------

     As of the date of this prospectus, the following states assess a premium tax against the accumulation unit value if you choose an annuity payment option instead of receiving a lump sum distribution:

--------------------------------------------------------------------------------
          STATE         QUALIFIED CONTRACTS     NONQUALIFIED CONTRACTS
--------------------------------------------------------------------------------
  California                  0.50%                     2.35%
  Maine                       0.00%                     2.00%
  Nevada                      0.00%                     3.50%
  West Virginia               1.00%                     1.00%
  Wyoming                     0.00%                     1.00%
--------------------------------------------------------------------------------

FEDERAL, STATE AND LOCAL TAXES

     We may in the future deduct charges from the Contract for any taxes we incur because of the Contract. However, no deductions are being made at the present time.

SURRENDER CHARGE

     During the accumulation period, you may surrender part or all of the annuity value. We impose a surrender charge to help us recover sales expenses, including broker/dealer compensation and printing, sales literature and advertising costs. We expect to profit from this charge. We deduct this charge from your annuity value at the time you request a partial or complete surrender.

     Unless we otherwise consent, the minimum amount available each time you request a partial surrender is $500.

     If you take a partial surrender or if you surrender your Contract completely, we will deduct a surrender charge of up to 7% of premium payments surrendered within seven years after we receive a premium payment. We calculate the surrender charge on the full amount we must withdraw from your annuity value in order to pay the surrender amount, including the surrender charge. To calculate surrender charges, we treat surrenders as coming first from the oldest premium payment, then the next oldest and so forth.

     The following schedule shows the surrender charges that apply during the seven years following each premium payment:

  NUMBER OF MONTHS SINCE                             SURRENDER
   PREMIUM PAYMENT DATE                               CHARGE
        12 or less                                      7%
      13 through 24                                     7%
      25 through 36                                     6%
      37 through 48                                     5%
      49 through 60                                     4%
      61 through 72                                     3%
      73 through 84                                     2%
        85 or more                                      0%

     For example, assume your premium is $100,000, you have taken no partial surrenders, your annuity value is $106,000 in the 15th contract month and you request a full surrender. You would pay a surrender charge of $7,000 on the $100,000 premium, (7% of $100,000). Likewise, if there was a market loss and you requested a full surrender (annuity value is $80,000), you would pay a surrender charge of $7,000 (7% of $100,000).

     Keep in mind that partial and complete surrenders may be taxable, and if made before age 591/2, may be subject to a 10% federal penalty tax. For tax purposes, partial and complete surrenders are considered to come from earnings first.

     There are several ways that you may make a partial surrender and we will not deduct the full surrender charge:

     1. PARTIAL SURRENDERS UP TO THE FREE AMOUNT. During any Contract year, you may request a partial surrender and we will not impose a surrender charge on any amount up to the maximum free amount. However, if you later completely surrender your Contract while surrender charges still apply, we will deduct from your annuity value the charge we would have deducted if there had been no free amount (does not apply to New Jersey residents). For partial surrenders under the Contract, the maximum free amount you can partially surrender without a surrender charge is equal to (A) plus (B) where:

(A) is equal to:

      (i)   the annuity value on the date of the partial surrender; plus

      (ii) any amounts previously surrendered from the Contract under (B) below; plus

     (iii) any amounts previously surrendered from the Contract that were subject to surrender charges; minus

     (iv)   the total of all premiums paid for the Contract.

and

(B) is equal to:

      (i)  10% of the remaining annuity value following the determination of
           (A) above on the date of the partial surrender; minus

     (ii) any amounts partially surrendered under (B)(i) above during the Contract year in which the partial surrender is requested.

     For example, assume that you make a $100,000 premium payment to your Contract at issue and make no more premium payments. Also assume at the end of the 13th Contract month there is an annuity value of $108,000 before a partial surrender of $11,000 is taken out surrender charge free ($8,000 is surrender charge free under (A) ($108,000 - $100,000 = $8,000), and $3,000 is surrender charge free under (B) ($100,000 x 10% = $10,000 maximum amount under (B)). If, at the end of the 19th Contract month, there is an annuity value of $106,000 before a partial surrender of $20,000 is taken out, the surrender charge on this partial surrender will be calculated as follows:

      (A)(i) -- $106,000 is the annuity value on the date of the partial surrender; and is added to

      (A)(ii) -- $3,000 is the amount of the surrender that occurred in the
                 13th month surrendered under (B) of the formula (see paragraph above); plus

     (A)(iii) -- $0 are amounts previously surrendered that were subject to surrender charges; minus

     (A)(iv) -- $100,000 is the total of all premiums paid.

     The total for (A) is: $106,000 + $3,000 + $0 - $100,000 = $9,000

AND

       (B)(i) -- $9,700 is 10% of the remaining annuity value following the determination of (A) above on the date of partial surrender [$106,000 - $9,000 = $97,000 (remaining annuity value) x 10% =
                 $9,700]; minus

      (B)(ii) -- $3,000 is the amount partially surrendered under (B)(i) above during the Contract year in which the current partial surrender is requested.

     The total for (B) is: $9,700 - $3,000 = $6,700.

     The maximum amount of this partial surrender available without a surrender charge is $9,000 (A) + $6,700 (B) = $15,700.

     The portion of this partial surrender which is subject to a surrender charge is $20,000 - $15,700 = $4,300.

     The surrender charge is calculated to be $323.66 (7% of $4,624).

     The total amount we will deduct from your annuity value for the surrender will be $20,323.66 which includes the surrender charge. You will receive $20,000.

     2. SYSTEMATIC PARTIAL SURRENDERS. During any Contract year, you may make a systematic partial surrender on a monthly, quarterly, semi-annual or annual basis without paying surrender charges. Systematic partial surrenders must be at least $50. The amount of the systematic partial surrender may not exceed 10% of the annuity value at the time the surrender is made, divided by the number of surrenders made per calendar year. We reserve the right to discontinue systematic partial surrenders if any surrender would reduce your annuity value below $5,000.

     You may elect to begin or discontinue systematic partial surrenders at any time. However, we must receive written notice at least 30 days prior to the date systematic partial surrenders are to be discontinued. (See Systematic Partial Surrenders on page 46.)

     3. NURSING CARE FACILITY WAIVER. If your Contract contains a nursing care facility waiver, we will waive the surrender charge, provided:

     o you (or any joint owner) have been confined to a nursing care facility for 30 consecutive days or longer;
     o   your confinement began after the Contract date; and
     o provide us with satisfactory written evidence of your confinement, including dates, at the time you make each request for partial surrender or complete surrender.

     We will waive the surrender charge under this waiver only for partial and complete surrenders made during your confinement or within two months after your confinement ends. This waiver is not available in all states.

     4. TERMINAL CONDITION WAIVER. If your Contract contains a terminal condition waiver, we will waive the surrender charge upon a complete or partial surrender, provided:

     o you (or any joint owner) is diagnosed with a terminal condition after the Contract date;
     o you (or any joint owner) provide a written statement acceptable to us and signed by a physician;
     o the written statement provides the physician's diagnosis and prognosis of your (or any joint owner's) non-correctable medical condition; and
     o the written statement says with reasonable medical certainty that the non-correctable medical condition will result in death within 12 months from the date of the written statement, taking into consideration ordinary and reasonable medical care, advice and treatment available in the same or similar communities.

     We will waive all surrender charges upon receipt of a complete or partial surrender request if you include such a written statement from a physician with your request. The minimum amount that you may partially surrender under this waiver is $1,000. If you request a complete surrender, or a partial surrender for an amount that reduces the annuity value below the minimum balance required under your Contract, we will pay you the Contract's complete annuity value and your Contract will terminate. This waiver is not available in all states.

PORTFOLIO MANAGEMENT FEES

     The value of the assets in each subaccount is reduced by the management fees and expenses paid by the portfolios. Some portfolios also deduct 12b-1 fees from portfolio assets. You pay these fees and expenses indirectly. A description of these fees and expenses is found in the Annuity Contract Fee Table on page 11 of this prospectus and in the fund prospectuses.

     Our affiliate, AFSG, the principal underwriter for the Contracts, will receive the 12b-1 fees deducted from portfolio assets for providing shareholder support services to the portfolios. We and our affiliates, including the principal underwriter for the Contracts, may receive compensation from the investment advisers, administrators, and/or distributors (and an affiliate thereof) of the portfolios in connection with administrative or other services and cost savings experienced by the investment advisers, administrators or distributors. It is anticipated that such compensation will be based on assets of the particular portfolios attributable to the Contract and may be significant. Some advisers, administrators, distributors or portfolios may pay us (and our affiliates) more than others.

REDUCED OR WAIVED CHARGES AND EXPENSES TO EMPLOYEES

     We may reduce or waive the surrender charge and annual Contract charge for Contracts sold to large groups of full-time employees of the same employer, including directors, officers and full-time employees of Western Reserve or its affiliates, or other groups where sales to the group reduce our administrative expenses.

6. TAXES

     NOTE: Western Reserve has prepared the following information on federal income taxes as a general discussion of the subject. It is not intended as tax advice to any individual. You should consult your own tax advisor about your own circumstances. We believe that the Contract qualifies as an annuity contract for federal income tax purposes and the following discussion assumes it so qualifies. We have included an additional discussion regarding taxes in the SAI.

ANNUITY CONTRACTS IN GENERAL

     Deferred annuity contracts are a way of setting aside money for future needs like retirement. Congress recognized how important saving for retirement is and provided special rules in the Code for annuities.

     Simply stated, these rules provide that you will not be taxed on the earnings, if any, on the money held in your annuity Contract until you take the money out. This is referred to as tax deferral. There are different rules as to how you will be taxed depending on how you take the money out and the type of Contract -- qualified or nonqualified (discussed below).

     You will generally not be taxed on increases in the value of your Contract until a distribution occurs - either as a partial or complete surrender or as annuity payments.

     When a non-natural person (e.g., corporations or certain other entities other than tax-qualified trusts) owns a nonqualified Contract, the Contract will generally not be treated as an annuity for tax purposes.

QUALIFIED AND NONQUALIFIED CONTRACTS

     If you purchase the Contract under an individual retirement annuity, a 403(b) plan, 457 plan, or pension or profit sharing plan, your Contract is referred to as a qualified Contract.

     If you purchase the Contract as an individual and not under a qualified Contract, your Contract is referred to as a nonqualified Contract.

     Because variable annuity contracts provide tax deferral whether purchased as a qualified Contract or nonqualified Contract, you should consider whether the features and benefits unique to variable annuities are appropriate for your needs when purchasing a qualified Contract.

     A qualified Contract may be used in connection with the following plans:

     o INDIVIDUAL RETIREMENT ANNUITY (IRA): A traditional IRA allows individuals to make contributions, which may be deductible, to the Contract. A Roth IRA also allows individuals to make contributions to the Contract, but it does not allow a deduction for contributions. Roth IRA distributions may be tax-free if the owner meets certain rules.

     o TAX-SHELTERED ANNUITY PLAN (403(B) PLAN): A 403(b) plan may be made available to employees of certain public school systems and tax-exempt organizations and permits contributions to the Contract on a pre-tax basis.

     o CORPORATE PENSION, PROFIT-SHARING AND H.R. 10 PLANS: Employers and self-employed individuals can establish pension or profit-sharing plans for their employees or themselves and make contributions to the Contract on a pre-tax basis.

     o DEFERRED COMPENSATION PLAN (457 PLAN): Certain governmental and tax-exempt organizations can establish a plan to defer compensation on behalf of their employees through contributions to the Contract.

     There are limits on the amount of annual contributions you can make to these plans. Other restrictions may apply. The terms of the plan may limit your rights under a qualified

Contract. You should consult your legal counsel or tax advisor if you are considering purchasing a Contract for use with any retirement plan. We have provided more detailed information on these plans and the tax consequences associated with them in the SAI.

PARTIAL AND COMPLETE SURRENDERS -- NONQUALIFIED CONTRACTS

     In general, if you make a partial surrender or systematic partial surrender from your Contract, the Code treats that surrender as first coming from earnings and then from your premium payments. When you make a partial surrender, you are taxed on the amount of the surrender that is earnings. When you make a complete surrender you are generally taxed on the amount that your surrender proceeds exceed your premium payments, less amounts partially surrendered which were not includable in gross income. Loans, pledges and assignments are taxed in the same manner as partial and complete surrenders. Different rules apply for annuity payments.

     In the event of a partial surrender or systematic partial surrender from, or complete surrender of, a nonqualified Contract, we will withhold for tax purposes the minimum amount required by law, unless the owner affirmatively elects, before payments begin, to have either nothing withheld or a different amount withheld.

     The Code also provides that surrendered earnings may be subject to a penalty. The amount of the penalty is equal to 10% of the amount that is includable in income. Some surrenders will be exempt from the penalty. They include any amounts:

     o   paid on or after the taxpayer reaches age 591/2;
     o   paid after an owner dies;
     o paid if the taxpayer becomes totally disabled (as that term is defined in the Code);
     o paid in a series of substantially equal payments made annually (or more frequently) under a lifetime annuity;
     o   paid under an immediate annuity; or
     o   which come from premium payments made prior to August 14, 1982.

MULTIPLE CONTRACTS

     All nonqualified, deferred annuity contracts entered into after October 21, 1988 that we issue (or our affiliates issue) to the same owner during any calendar year are to be treated as one annuity contract for purposes of determining the amount includable in an individual's gross income. There may be other situations in which the Treasury may conclude that it would be appropriate to aggregate two or more annuity contracts purchased by the same owner. You should consult a competent tax advisor before purchasing more than one Contract or other annuity contracts.

DIVERSIFICATION AND DISTRIBUTION REQUIREMENTS

     The Code provides that the underlying investments for a nonqualified variable annuity must satisfy certain diversification requirements in order to be treated as an annuity contract.

Qualified and nonqualified Contracts must meet certain distribution requirements upon an owner's death in order to be treated as an annuity contract. A qualified Contract (except a Roth IRA) must also meet certain distribution requirements during the owner's life. These diversification and distribution requirements are discussed in the SAI. We may modify the Contract to attempt to maintain favorable tax treatment.

PARTIAL AND COMPLETE SURRENDERS -- QUALIFIED CONTRACTS

     The above information describing the taxation of nonqualified Contracts does not apply to qualified Contracts. There are special rules that govern qualified Contracts, including rules restricting when amounts can be paid from the Contracts and providing that a penalty tax may be assessed on amounts distributed from the Contract prior to the date you reach age 591/2, unless you meet one of the exceptions to this rule. We have provided more information in the SAI.

     In the case of a partial surrender, systematic partial surrender, or complete surrender distributed to a participant or beneficiary under a qualified Contract (other than a Roth IRA or a qualified Contract under Section 457 of the Code as to which there are special rules), a ratable portion of the amount received is taxable, generally based on the ratio of the investment in the Contract to the total annuity value. The "investment in the contract" generally equals the portion, if any, of any premium payments paid by or on behalf of an individual under a Contract which is not excluded from the individual's gross income. For Contracts issued in connection with qualified plans, the "investment in the contract" can be zero.

     The Code limits distributions of premium payments from certain 403(b) Contracts. Distributions generally can only be made when an owner:

     o   reaches age 591/2;
     o   leaves his/her job;
     o   dies;
     o   becomes disabled (as that term is defined in the Code); or
     o in the case of hardship. However, in the case of hardship, the owner can only partially surrender the premium payments and not any earnings.

     Loans from IRAs, defaulted loans from Code Section 401(a) or 403(b) arrangements, and all pledges and assignments of qualified Contracts are taxed in the same manner as surrenders from such Contracts.

TAXATION OF DEATH BENEFIT PROCEEDS

     We may distribute amounts from the Contract because of the death of an owner or the annuitant. Generally, such amounts are includable in the income of the recipient:

     o if distributed in a lump sum, these amounts are taxed in the same manner as a complete surrender; or
     o if distributed under an annuity payment option, these amounts are taxed in the same manner as annuity payments.

     For these purposes, the "investment in the contract" is not affected by the owner's or annuitant's death. That is, the "investment in the contract" remains generally the total premium payments, less amounts received which were not includable in gross income.

ANNUITY PAYMENTS

     Although the tax consequences may vary depending on the annuity payment option you select, in general, for nonqualified and certain qualified Contracts (other than a Roth IRA, as to which there are special rules), only a portion of the annuity payments you receive will be includable in your gross income.

     The excludable portion of each annuity payment you receive generally will be determined as follows:

     o FIXED PAYMENTS -- by dividing the "investment in the contract" on the maturity date by the total expected value of the annuity payments for the term of the payments. This is the percentage of each annuity payment that is excludable.
     o VARIABLE PAYMENTS -- by dividing the "investment in the contract" on the maturity date by the total number of expected periodic payments. This is the amount of each annuity payment that is excludable.

     The remainder of each annuity payment is includable in gross income. Once the "investment in the contract" has been fully recovered, the full amount of any additional annuity payments is includable in gross income.

     If we permit you to select more than one annuity payment option, special rules govern the allocation of the Contract's entire "investment in the contract" to each such option, for purposes of determining the excludable amount of each payment received under that option. We advise you to consult a competent tax advisor as to the potential tax effects of allocating amounts to any particular annuity payment option.

     If, after the maturity date, annuity payments stop because of an annuitant's death, the excess (if any) of the "investment in the contract" as of the maturity date over the aggregate amount of annuity payments received that was excluded from gross income is generally allowable as a deduction for your last tax return.

     It is unclear whether your annuity payments under the Guaranteed Minimum Income Benefit Rider will be treated as fixed payments or as variable payments, for federal tax purposes. You should consult a competent tax advisor with respect to this issue.

TRANSFERS, ASSIGNMENTS OR EXCHANGES OF CONTRACTS

     If you transfer your ownership or assign a Contract, designate an annuitant or other beneficiary who is not also the owner, select certain maturity dates, or change annuitants, you may trigger certain income or gift tax consequences that are beyond the scope of this discussion. If you contemplate any such transfer, assignment, selection, or change, you should contact a competent tax advisor with respect to the potential tax effects of such a transaction.

SEPARATE ACCOUNT CHARGES

     It is possible that the Internal Revenue Service may take a position that fees for certain optional benefits are deemed to be taxable distributions to you. Although we do not believe that the fees associated with any optional benefit provided under the Contract should be treated as a taxable withdrawal, you should consult your tax advisor prior to selecting any optional benefit under the Contract.

POSSIBLE TAX LAW CHANGES

     Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Contracts could change by legislation or otherwise. You should consult a tax advisor with respect to legal developments and their effect on the Contract.

7. ACCESS TO YOUR MONEY

PARTIAL AND COMPLETE SURRENDERS

     You can have access to the money in your Contract in several ways:

     o   by making either a partial or complete surrender; or
     o   by taking annuity payments.

     If you want to surrender your Contract completely, you will receive the cash value, which equals the annuity value of your Contract, minus:

     o   any surrender charges;
     o   any premium taxes;
     o   any loans;
     o   the annual Contract charge; and
     o   the Guaranteed Minimum Income Benefit Rider charge, if applicable.

     The cash value will be determined at the accumulation unit value next determined as of the end of the business day (usually 4:00 p.m. Eastern Time) on which we receive your request for surrender at our administrative office, unless you specify a later date in your request.

     No partial surrender is permitted if it would reduce the cash value below $5,000. You may not make partial surrenders from the fixed account unless we consent. Unless you tell us otherwise, we will take the partial surrender from each of the investment choices in proportion to the cash value.

     Unless we otherwise consent, the minimum amount available each time you request a partial surrender is $500.

     Remember that any partial surrender you make will reduce the annuity value. Under some circumstances, a partial surrender will reduce the death benefit (and the minimum annuitization value if you selected the Guaranteed Minimum Income Benefit Rider) by more than the dollar amount of the partial surrender. See Section 9, Death Benefit, and the SAI for more details.

     Income taxes, federal tax penalties and certain restrictions may apply to any partial or complete surrender you make.

     We must receive a properly completed surrender request which must contain your original signature. If you live in a community property state, your spouse must also sign the surrender request. We will accept fax or telephone requests for partial surrenders as long as the surrender proceeds are being sent to the address of record. The maximum surrender amount you may request by fax or telephone is $50,000.

     When we incur extraordinary expenses, such as wire transfers or overnight mail expenses, for expediting delivery of your partial or complete surrender payment, we will deduct that charge from the payment. We charge $25 for a wire transfer and $20 for an overnight delivery ($30 for Saturday delivery).

     For your protection, we will require a signature guarantee for:

     o   all requests for partial or complete surrenders over $500,000;
     o where the partial or complete surrender proceeds will be sent to an address other than the address of record; or
     o any request for partial or complete surrender within 30 days of an address change.

     All signature guarantees must be made by:

     o   a national or state bank;
     o   a member firm of a national stock exchange; or
     o any institution that is an eligible guarantor under SEC rules and regulations.

     Notarization is not an acceptable form of signature guarantee.

     If the Contract's owner is not an individual, additional information may be required. If you own a qualified Contract, the Code may require your spouse to consent to any surrender. Other restrictions will apply to Section 403(b) qualified Contracts and Texas Optional Retirement Program Contracts. For more information, call us at 1-800-851-9777, Ext. 6538 (Monday - Friday 8:00 a.m. - 7:00 p.m. Eastern Time).

DELAY OF PAYMENT AND TRANSFERS

     Payment of any amount due from the separate account for a partial or complete surrender, a death benefit, or the death of the owner of a nonqualified Contract, will generally occur within seven days from the date all required information is received by us. We may be permitted to defer such payment from the separate account if:

     o the NYSE is closed for other than usual weekends or holidays or trading on the NYSE is otherwise restricted; or

     o an emergency exists as defined by the SEC or the SEC requires that trading be restricted; or
     o   the SEC permits a delay for the protection of owners.

     In addition, transfers of amounts from the subaccounts may be deferred under these circumstances.

     Pursuant to the requirements of certain state laws, we reserve the right to defer payment of transfers, partial or complete surrenders and loan amounts from the fixed account for up to six months.

SYSTEMATIC PARTIAL SURRENDERS

     During the accumulation period, you can elect to receive regular payments from your Contract without paying surrender charges by using systematic partial surrenders. Unless you specify otherwise, we will deduct systematic partial surrender amounts from each subaccount (and, if we consent, the fixed account) in proportion to the value each subaccount bears to the annuity value at the time of the partial surrender. You can partially surrender up to 10% of your annuity value annually (or up to 10% of your initial premium payment if a new Contract), in equal monthly, quarterly, semi-annual or annual payments of at least $50. Your initial premium payment, if a new Contract, or your annuity value, if an existing Contract, must equal at least $25,000. We will not process a systematic partial surrender if the annuity value for the entire Contract would be reduced below $5,000. No systematic partial surrenders are permitted from the fixed account without our prior consent.

     There is no charge for taking systematic partial surrenders. You may stop systematic partial surrenders at any time, but we must receive written notice at least 30 days prior to the date systematic partial surrenders are to be discontinued. We reserve the right to discontinue offering systematic partial surrenders 30 days after we send you written notice.

     Income taxes, federal tax penalties and other restrictions may apply to any systematic partial surrender you receive.

CONTRACT LOANS FOR CERTAIN QUALIFIED CONTRACTS

     You can take Contract loans during the accumulation period when the Contract has been in force for at least 10 days and:

     o is used in connection with a tax-sheltered annuity plan under Section 403(b) of the Code (limit of one Contract loan per Contract year); or
     o   is purchased by a pension, profit-sharing, or other similar plan under
         Section 401(a) of the Code (including Section 401(k) plans - please contact your plan administrator).

     The maximum amount you may borrow against the Contract is the lesser of:

     o   50% of the annuity value; or

     o $50,000 reduced by the highest outstanding loan balance during the one-year period immediately prior to the loan date. However, if the annuity value is less than $20,000, the maximum you may borrow against the Contract is the lesser of 80% of the annuity value or $10,000.

     The minimum loan amount is $1,000 (unless otherwise required by state law). You are responsible for requesting and repaying loans that comply with applicable tax requirements, and other laws, such as the Employment Retirement Income Security Act of 1974 ("ERISA"). In addition, the Department of Labor has issued regulations governing loans taken by plan participants under retirement plans subject to ERISA. These regulations require, in part, that a loan from an ERISA-governed plan be made under an enforceable agreement, charge a reasonable rate of interest, be adequately secured, provide a reasonable repayment schedule, and be made available on a basis that does not discriminate in favor of employees who are officers or shareholders or who are highly compensated. Failure to comply with these requirements may result in penalties under the Code and ERISA. You and your employer are responsible for determining whether your plan is subject to, and complies with, ERISA and the Department of Labor's regulations governing plan loans. Accordingly, you should consult a competent tax advisor before requesting a Contract loan.

     The loan amount will be withdrawn from your investment choices and transferred to the loan reserve. The loan reserve is part of the fixed account and is used as collateral for all Contract loans. We reserve the right to postpone distributing the loan amount from the fixed account for up to six months, if required.

     On each Contract anniversary we will compare the amount of the Contract loan to the amount in the loan reserve. If all Contract loans and unpaid accrued interest due on the loan exceed the amount in the loan reserve, we will withdraw the difference and transfer it to the loan reserve. If the amount of the loan reserve exceeds the amount of the outstanding Contract loan, we will withdraw the difference from the loan reserve and transfer it in accordance with your current premium payment allocation. We reserve the right to transfer the excess to the fixed account if the amount used to establish the loan reserve was transferred from the fixed account.

     If all Contract loans and unpaid interest due on the loan exceeds the cash value, we will mail to your last known address and to any assignee of record a notice stating the amount due in order to reduce the loan amount so that the loan no longer exceeds the cash value. If the excess amount is not paid within 31 days after we mail the notice, the Contract will terminate without value.

     You can repay any Contract loan in full:

     o   while the Contract is in force, and
     o   during the accumulation period.

     NOTE CAREFULLY: If you do not repay your Contract loan, we will subtract the amount of the unpaid loan balance plus interest from:

     o   the amount of any death benefit proceeds;
     o   the amount we pay upon a partial or complete surrender;
     o   the amount we apply on the maturity date to provide annuity payments;
         or
     o the minimum annuitization value if you selected the Guaranteed Minimum Income Benefit Rider and elect to annuitize under the Rider.

     You must pay interest on the loan at the rate of 6% per year. We deduct interest in arrears. Amounts in the loan reserve will earn interest at a minimum guaranteed effective annual interest rate of 4%. Principal and interest must be repaid:

     o   in level quarterly or monthly payments over a 5-year period; or
     o over a 10, 15 or 20-year period, if the loan is used to buy your principal residence.

     An extended repayment period cannot go beyond the year you turn 701/2.

     If:
     o   a repayment is not received within 31 days from the original due date;

     Then:
     o a distribution of all Contract loans and unpaid accrued interest, and any applicable charges, including any surrender charge, will take place.

     This distribution will be reported as taxable to the Internal Revenue Service, may be subject to income and penalty tax, and may cause the Contract not to qualify under Section 403(b) of the Code.

     You may fax your loan request to us at 727-299-1620.

     The loan date is the date we process the loan request. We charge a $30 fee to cover loan processing and expenses associated with establishing and administering the loan reserve (not applicable in all states). For your protection, we will require a signature guarantee for any loan request within 30 days of an address change. We reserve the right to limit the number of Contract loans to one per Contract year.

     Contract loans may not be available in all states.

8. PERFORMANCE

     We periodically advertise performance of the subaccounts and investment portfolios. We may disclose at least four different kinds of performance.

     First, we may disclose standardized total return figures for the subaccounts that reflect the deduction of all charges assessed during the accumulation period under the Contract, including the mortality and expense risk charge, the administrative charge, the annual Contract charge and the surrender charge. Charges for the optional Guaranteed Minimum Income Benefit Rider are not deducted. THESE FIGURES ARE BASED ON THE ACTUAL HISTORICAL PERFORMANCE OF THE SUBACCOUNTS INVESTING IN THE UNDERLYING PORTFOLIOS SINCE THEIR INCEPTION, ADJUSTED TO REFLECT CURRENT CONTRACT CHARGES.

     Second, we may disclose total return figures on a non-standardized basis. This means that the data may be presented for different time periods and different dollar amounts. The data will not be reduced by the surrender charge currently assessed under the Contract. We will only disclose non-standardized performance data if it is accompanied by standardized total return data.

     Third, we may present historic performance data for the portfolios since their inception reduced by some or all fees and charges under the Contract. Such adjusted historic performance includes data that precedes the inception dates of the subaccounts, but is designed to show the performance that would have resulted if the Contract had been available during that time.

     Fourth, we may include in our advertising and sales materials, tax-deferred compounding charts and other hypothetical illustrations, which may include comparisons of currently taxable and tax-deferred investment programs, based on selected tax brackets.

     The Series Fund prospectus presents the total return of certain existing SEC-registered funds that are managed by sub-advisers to the Series Fund portfolios. These funds have investment objectives, policies and strategies that are substantially similar to those of certain portfolios. We call the funds the "Similar Sub-Adviser Funds." None of the fees and charges under the Contract has been deducted from the performance data of the Similar Sub-Adviser Funds. If Contract fees and charges were deducted, the investment returns would be lower. The Similar Sub-Adviser Funds are not available for investment under the Contract.

     Appendix B contains performance information that you may find useful. It is divided into various parts, depending upon the type of performance information shown. Future performance will vary and future results will not be the same as the results shown.

9. DEATH BENEFIT

PAYMENTS ON DEATH

     We will pay a death benefit to your beneficiary, under certain circumstances, if you are both an owner and annuitant, and you die during the accumulation period. The beneficiary may choose to receive payment under a life annuity payment option; to continue the Contract in the accumulation period for a specified number of years; or to receive a lump sum distribution.

     BEFORE THE MATURITY DATE. Payment of a death benefit depends on the status of the person who dies, as shown below:

----------------------------------------------------------------------------------------------------------------
          PERSON WHO DIES BEFORE MATURITY DATE                                   BENEFIT
----------------------------------------------------------------------------------------------------------------
 If an owner and the annuitant are the SAME person,     Then, the DEATH BENEFIT will be paid to the
 and that person dies:                                  beneficiaries,(1)(2) or the surviving spouse may, in
                                                        some cases, continue the Contract.(3)
----------------------------------------------------------------------------------------------------------------
 If the surviving spouse who continued the Contract     Then, we pay the death benefit to the beneficiaries, if
 dies:                                                  surviving, otherwise to the surviving spouse's estate.
----------------------------------------------------------------------------------------------------------------
 If an owner (or surviving joint owner) and the         Then, the owner becomes the annuitant and the
 annuitant are NOT the same person, and the             Contract continues. In the case of joint owners, the
 annuitant dies first:                                  younger joint owner becomes the new annuitant and
                                                        the Contract continues.
----------------------------------------------------------------------------------------------------------------
 If an owner (or surviving joint owner) and the         Then, the beneficiary(1)(4)(5)(6) named by the deceased
 annuitant are NOT the same person, and the owner       owner receives the cash value.
 dies first:
----------------------------------------------------------------------------------------------------------------

(1) The Code requires that payment to the beneficiaries be made in a certain manner and within certain strict timeframes. We discuss these timeframes in Alternate Payment Elections Before the Maturity Date below.
(2) If neither the surviving spouse nor any beneficiary is alive on the death report day, then the death benefit is paid to the owner's estate. If the sole beneficiary was living on the owner's date of death but died before the death report day, the death benefit is paid to the owner's estate, not to the beneficiary's estate.
(3) If the only beneficiary is an owner's surviving spouse, then the surviving spouse may elect to continue the Contract as the new owner and annuitant. In the case of joint owners, the surviving spouse will automatically become the new annuitant and the Contract will continue.
(4) If the beneficiary is alive and is the owner's surviving spouse, then the Contract will continue indefinitely with the spouse as the new owner.
(5) If the beneficiary is alive, but is not the owner's spouse at the time of death, then the beneficiary is entitled to receive the cash value in the manner and within the timeframes discussed below in Alternate Payment Elections Before the Maturity Date.
(6) If no beneficiary is alive, the owner's estate will become the new owner and the cash value must be distributed within 5 years of the former owner's death.

     Different rules apply if the owner is not a natural person. Please consult the SAI, your Contract or your agent for more details.

     AFTER THE MATURITY DATE. The death benefit paid after the start of annuity payments depends upon the annuity option you selected. See Fixed Annuity Payment Options and Variable Annuity Payment Options on pages 17 and 18. Not all payment options provide for a death benefit.

     If an annuitant dies on or after the start of annuity payments, the remaining portion of any interest in the Contract will be distributed at least as rapidly as under the method of distribution being used as of the date of the annuitant's death.

STANDARD DEATH BENEFIT (OPTION A)

     Death benefit provisions may differ from state to state. The death benefit may be paid as a lump sum; as substantially equal payments while the Contract continues in the accumulation period for a specified number of years; or as annuity payments but in all events will be paid in accordance with any applicable federal and state laws, rules and regulations.

     If an owner who is the annuitant dies during the accumulation period and if a death benefit is payable, the standard death benefit will be the greatest of:

     o   the annuity value of your Contract on the death report day;
     o the total premium payments you make to the Contract as of the death report day, reduced by partial surrenders; or
     o the monthly step-up: On each Monthiversary, a new "stepped-up" death benefit is determined. The stepped-up death benefit is equal to:
          o the highest annuity value on any Monthiversary before the annuitant's 81st birthday, increased for any premium payments you have made and decreased by the adjusted partial surrenders for any partial surrenders we have paid to you, following the Monthiversary on which the highest annuity value occurs.

     The standard death benefit is not payable after the maturity date.

     NOTE: The standard death benefit is referred to as:

     o  Option A in the Contract form; and
     o  Guaranteed Minimum Death Benefit in the Contract application.

COMPOUNDING MINIMUM DEATH BENEFIT (OPTION B)

     On the Contract application, you may add the compounding minimum death benefit to the Contract for an additional charge. This option is not available to annuitants age 74 or older on the Contract date. This death benefit option is only payable during the accumulation period and is not payable after the maturity date. You may not select this option after the Contract has been issued.

     During the accumulation period, this option provides the greater of:

     o    the standard death benefit; or
     o the compounding minimum death benefit. This benefit equals total premium payments, plus interest at an effective annual rate of 6% (in most states) from the date of the premium payment to the date of death, less any adjusted partial surrender(s), including interest on any partial surrender at the 6% rate from the date of partial surrender to the date of death. Interest is not credited after the annuitant's 81st birthday. If you select this option, then the mortality and expense risk charge will increase to 1.25%.

     NOTE: The compounding minimum death benefit is referred to as:

     o  Option B in the Contract form; and
     o  Annual 6% Compound Death Benefit in the Contract application.

EFFECT OF ADJUSTED PARTIAL SURRENDER ON CERTAIN DEATH BENEFITS

     When you request a partial surrender, we will reduce certain death benefits under the Contract by an "adjusted partial surrender." Adjusted partial surrenders will reduce:

     o   the compounding minimum death benefit, if selected; and
     o   the monthly step-up death benefit.

     A partial surrender will reduce the compounding minimum death benefit, if selected, and the monthly step-up death benefit, by the amount of the partial surrender times the ratio of:

     o the amount of the compounding minimum death benefit (and/or monthly step-up death benefit) immediately before the partial surrender, to

     o    the annuity value immediately before the partial surrender.

     We have included a more detailed explanation of this adjustment in the SAI.

     If the compounding minimum death benefit or the monthly step-up death benefit is greater than the annuity value prior to the partial surrender, the adjusted partial surrender may be more than the amount of your request. For this reason, if a death benefit is paid after you have made a partial surrender, then the total amount paid as the death benefit could be less than the total premium payments.

ALTERNATE PAYMENT ELECTIONS BEFORE THE MATURITY DATE

     The beneficiary may elect to receive the death benefit in a lump sum payment or to receive payment:

     1. within 5 years of the date of the owner's death;
     2. as substantially equal payments over a specific number of years, not to exceed the beneficiary's life expectancy, with payments starting within one year of the owner's death; or
     3. under a life annuity payout option, with payments starting within one year of the owner's death.

     Multiple beneficiaries may choose individually among any of the three options.

     If the beneficiary chooses 1 or 2 above, this Contract remains in effect and remains in the accumulation period until it terminates at the end of the elected period. The death benefit becomes the new annuity value. Any payments made to the beneficiary under option 2 will be treated as adjusted partial surrenders. See Effect of Adjusted Partial Surrender on Certain Death Benefits above. If the beneficiary chooses 3 above, the Contract remains in effect, but moves into the annuity phase with the beneficiary receiving payments under a life annuity payout option. Special restrictions apply to 1 above. See the SAI for more details.

     These Alternate Payment Elections do not apply if the sole beneficiary is the surviving spouse who continues the Contract. These Alternate Payment Elections do apply when we pay the cash value to the beneficiary on the death of the owner who is not the annuitant. When an owner who is not the annuitant dies, we do not increase the annuity value to equal the death benefit.

10. OTHER INFORMATION

OWNERSHIP

     You, as owner of the Contract, exercise all rights under the Contract, including the right to transfer ownership (subject to any assignee or irrevocable beneficiary's consent). You can change the owner at any time by notifying us in writing. An ownership change may be a taxable event. Joint owners may be named provided they are husband and wife. Joint ownership is not available in all states.

ANNUITANT

     The annuitant is the person named in the application to receive annuity payments. If no person is named, the owner will be the annuitant. As of the maturity date, and upon our agreement, the owner may change the annuitant or, if either annuity Option C or Option E has been selected, add a joint annuitant. On the maturity date, the annuitant(s) will become the payee(s) and receive the annuity payments.

BENEFICIARY

     The beneficiary is the person who receives the death benefit when an owner who is also the annuitant dies. You may change the beneficiary during the lifetime of the annuitant, subject to the rights of any irrevocable beneficiary. Any change must be made in writing and received by us at our administrative office and, if accepted, will be effective as of the date on which the request was signed by the owner. Prior to the maturity date, if the owner who is the annuitant dies, and no beneficiary is alive on the death report day, the owner's estate will be the beneficiary. In the case of certain qualified Contracts, the Treasury Regulations prescribe certain limitations on the designation of a beneficiary. See the SAI for more details on the beneficiary.

ASSIGNMENT

     You can also assign the Contract any time prior to the maturity date. We will not be bound by the assignment until we receive written notice of the assignment. We will not be liable for any payment or other action we take in accordance with the Contract before we receive notice of the assignment. An assignment may be a taxable event. There may be limitations on your ability to assign a qualified Contract, and such assignments may be subject to tax penalties and taxed as distributions under the Code.

WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

     Western Reserve was incorporated under the laws of Ohio on October 1, 1957. It is engaged in the business of writing life insurance policies and annuity contracts. Western

Reserve is wholly owned by First AUSA Life Insurance Company, a stock life insurance company which is wholly owned indirectly by AEGON USA, Inc. ("AEGON USA"), which conducts most of its operations through subsidiary companies engaged in the insurance business or in providing non-insurance financial services. All of the stock of AEGON USA is indirectly owned by AEGON N.V. of the Netherlands, the securities of which are publicly traded. AEGON N.V., a holding company, conducts its business through subsidiary companies engaged primarily in the insurance business. Western Reserve is licensed in the District of Columbia, Guam, Puerto Rico and in all states except New York.

THE SEPARATE ACCOUNT

     Western Reserve established a separate account, called the WRL Series Annuity Account, under the laws of the State of Ohio on April 12, 1988. The separate account is divided into subaccounts, each of which invests exclusively in shares of a mutual fund portfolio. Currently, there are 32 subaccounts offered through this Contract. Western Reserve may add, delete or substitute subaccounts or investments held by the subaccounts, and reserves the right to change the investment objective of any subaccount, subject to applicable law as described in the SAI. In addition, the separate account may be used for other variable annuity contracts issued by Western Reserve.

     The separate account is registered with the SEC as a unit investment trust under the 1940 Act. However, the SEC does not supervise the management, the investment practices, or the contracts of the separate account or Western Reserve.

     The assets of the separate account are held in Western Reserve's name on behalf of the separate account and belong to Western Reserve. However, the assets underlying the Contracts are not chargeable with liabilities arising out of any other business Western Reserve may conduct. The income, gains and losses, realized and unrealized, from the assets allocated to each subaccount are credited to and charged against that subaccount without regard to the income, gains and losses from any other of our accounts or subaccounts.

     Information about the separate account can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You may obtain information about the operation of the public reference room by calling the SEC at 1-800-SEC-0330. In addition, the SEC maintains a web site (www.sec.gov) that contains other information regarding the separate account.

EXCHANGES

     You can generally exchange one annuity contract for another in a "tax-free exchange" under Section 1035 of the Internal Revenue Code. Before making an exchange, you should compare both annuities carefully. Remember that if you exchange another annuity for the one described in this prospectus, you might have to pay a surrender charge on your old contract, and there will be a new surrender charge period for this Contract and other charges may be higher (or lower) and the benefits may be different. If the exchange does not qualify for
Section 1035 treatment, you may have to pay federal income tax, and penalty tax, on the exchange. You should not exchange another annuity for this one unless you determine, after knowing all the facts, that the exchange is in your best interest and not just better for the person selling you the Contract (that person will generally earn a commission if you buy this Contract through an exchange or otherwise).

VOTING RIGHTS

     Western Reserve will vote all shares of the portfolios in accordance with instructions we receive from you and other owners that have voting interests in the portfolios. We will send you and other owners written requests for instructions on how to vote those shares. When we receive those instructions, we will vote all of the shares in accordance with those instructions. We will vote shares for which no timely instructions were received in the same proportion as the voting instructions we received. However, if we determine that we are permitted to vote the shares in our own right, we may do so. Each person having a voting interest will receive proxy material, reports, and other materials relating to the appropriate portfolio. More information on voting rights is provided in the SAI.

DISTRIBUTION OF THE CONTRACTS

     AGSG is the principal underwriter of the Contracts. Like Western Reserve, it is an indirect wholly owned subsidiary of AEGON USA. It is located at 4333 Edgewood Road N.E., Cedar Rapids, IA 52499-0001. AFSG is registered as a broker/dealer under the Securities Exchange Act of 1934. It is a member of the National Association of Securities Dealers, Inc. (the "NASD"). More information about AFSG is available at www.nasdr.com or by calling 1-800-289-9999.

     AFSG will receive the 12b-1 fees assessed against the Fidelity VIP Funds' shares held for the Contracts as compensation for providing certain shareholder support services. AFSG will also receive an additional fee based on the value of shares of the Fidelity VIP Funds held for the Contracts as compensation for providing certain recordkeeping services.

     The Contracts are offered to the public through broker/dealers licensed under the federal securities laws and state insurance laws and who have entered into written sales agreements with AFSG, including InterSecurities, Inc., Transamerica Capital, Inc. and Transamerica Financial Resources, Inc., all affiliates of Western Reserve. We will generally pay broker/dealers sales commissions in an amount up to 6% of premium payments. In addition, broker/dealers may receive commissions on an ongoing basis up to 0.20% of the annuity value in each Contract year, starting at the end of the first quarter of the second Contract year, grading upward to as much as 0.50% of the annuity value starting in the 12th Contract year. These ongoing commissions are provided when the Contract has an annuity value of $5,000 or more in the subaccounts. These commissions are not deducted from premium payments. Alternatively, compensation schedules may be structured to pay lower compensation amounts on premium payments with higher ongoing commissions starting at an earlier duration. Subject to applicable federal and state laws and regulations, we may also pay compensation to banks and other financial institutions for their services in connection with the sale and servicing of the Contracts. The level of such compensation will not exceed that paid to broker/dealers for their sale of the Contracts.

     To the extent permitted by NASD rules, promotional incentives or payments may also be provided to broker-dealers based on sales volumes, the assumption of wholesaling functions or other sales-related criteria. Other payments may be made for other services that do not directly involve the sale of the Contracts. These services may include the recruitment and training of personnel, production of promotional literatures, and similar services.

     We intend to recoup commissions and other sales expenses through fees and charges imposed under the Contract. Commissions paid on sales of the Contracts, including other sales incentives, are not directly charged to Contract owners or the separate account.

     We offer the Contracts on a continuous basis. We anticipate continuing the offering of the Contracts. However, we reserve the right to discontinue the offering at any time.

NON-PARTICIPATING CONTRACT

     The Contract does not participate or share in the profits or surplus earnings of Western Reserve. No dividends are payable on the Contract.

VARIATIONS IN CONTRACT PROVISIONS

     Certain provisions of the Contracts may vary from the descriptions in this prospectus in order to comply with different state laws. See your Contract for variations, since any such state variations will be included in your Contract or in riders or endorsements attached to your Contract.

     The fixed account is not available in all states. Residents of Washington, Oregon, New Jersey and Massachusetts may not direct or transfer any money to the fixed account.

IMSA

     We are a member of the Insurance Marketplace Standards Association ("IMSA"). IMSA is an independent, voluntary organization of life insurance companies. It promotes high ethical standards in the sales and advertising of individual life insurance and annuity products. Companies must undergo a rigorous self and independent assessment of their practices to become a member of IMSA. The IMSA logo in our sales literature shows our ongoing commitment to these standards.

LEGAL PROCEEDINGS

     Western Reserve, like other life insurance companies, is involved in lawsuits, including class action lawsuits. In some lawsuits involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, at the present time it appears that there are no pending or threatened lawsuits that are likely to have a material adverse impact on the separate account, on AFSG's ability to perform under its principal underwriting agreement or on Western Reserve's ability to meet its obligations under the Contract.

FINANCIAL STATEMENTS

     The financial statements of Western Reserve and the separate account are included in the SAI.

TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

                         Definitions of Special Terms
                         The Contract -- General Provisions
                         Certain Federal Income Tax Consequences
                         Investment Experience
                         Historical Performance Data
                         Published Ratings
                         Administration
                         Records and Reports
                         Distribution of the Contracts
                         Other Products
                         Custody of Assets
                         Legal Matters
                         Independent Auditors
                         Other Information
                         Financial Statements


                Inquiries and requests for an SAI should be directed to:

                         Western Reserve Life
                         Administrative Office
                         Attention: Annuity Department
                         P.O. Box 9051
                         Clearwater, Florida 33758-9051
                         1-800-851-9777, Ext. 6538
                         (Monday - Friday 8:00 a.m. - 7:00 p.m. Eastern Time)

APPENDIX A
CONDENSED FINANCIAL INFORMATION
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     The accumulation unit values and the number of accumulation units outstanding for each subaccount from the date of inception are shown in the following tables. The number of accumulation units combines the units outstanding as follows:

o Four variable annuity contracts issued by Western Reserve with subaccount classes that deduct a 1.40% separate account annual expense; and

o Two variable annuity contracts issued by Western Reserve with subaccount classes that deduct a 1.65% separate account annual expense.

SUBACCOUNTS WITH SEPARATE ACCOUNT ANNUAL EXPENSES OF 1.40%:

                      WRL J.P. MORGAN MONEY MARKET SUBACCOUNT
                    (SEPARATE ACCOUNT ANNUAL EXPENSES - 1.40%)
                                                                       NUMBER OF
                              ACCUMULATION                           ACCUMULATION
                             UNIT VALUE AT      ACCUMULATION            UNITS
                              BEGINNING OF     UNIT VALUE AT        OUTSTANDING AT
                                 PERIOD        END OF PERIOD         END OF PERIOD
 12/03/1992(1) - 12/31/1992     $10.000           $10.009                  10,000
 12/31/1993                     $10.009           $10.110                 869,019
 12/31/1994                     $10.110           $10.319               2,765,589
 12/31/1995                     $10.319           $10.728               2,658,931
 12/31/1996                     $10.728           $11.119               5,253,582
 12/31/1997                     $11.119           $11.546               5,382,846
 12/31/1998                     $11.546           $11.989               7,839,228
 12/31/1999                     $11.989           $12.396              21,724,144
 12/31/2000                     $12.396           $12.971              15,661,242

                             WRL AEGON BOND SUBACCOUNT
                    (SEPARATE ACCOUNT ANNUAL EXPENSES - 1.40%)
                                                                       NUMBER OF
                              ACCUMULATION                           ACCUMULATION
                             UNIT VALUE AT      ACCUMULATION            UNITS
                              BEGINNING OF     UNIT VALUE AT        OUTSTANDING AT
                                 PERIOD        END OF PERIOD         END OF PERIOD
 12/03/1992(1) - 12/31/1992     $10.000           $10.136                  10,000
 12/31/1993                     $10.136           $11.330               1,524,761
 12/31/1994                     $11.330           $10.400               1,693,632
 12/31/1995                     $10.400           $12.613               2,598,178
 12/31/1996                     $12.613           $12.455               3,055,305
 12/31/1997                     $12.455           $13.407               4,801,744
 12/31/1998                     $13.407           $14.452               6,350,826
 12/31/1999                     $14.452           $13.832               6,280,541
 12/31/2000                     $13.832           $15.125               5,244,630

                            WRL JANUS GROWTH SUBACCOUNT
                    (SEPARATE ACCOUNT ANNUAL EXPENSES - 1.40%)
                                                                       NUMBER OF
                              ACCUMULATION                           ACCUMULATION
                             UNIT VALUE AT      ACCUMULATION            UNITS
                              BEGINNING OF     UNIT VALUE AT        OUTSTANDING AT
                                 PERIOD        END OF PERIOD         END OF PERIOD
 12/03/1992(1) - 12/31/1992     $10.000           $10.240                  10,000
 12/31/1993                     $10.240           $10.499               8,326,400
 12/31/1994                     $10.499           $ 9.493              11,839,096
 12/31/1995                     $ 9.493           $13.771              14,387,637
 12/31/1996                     $13.771           $16.019              19,832,582
 12/31/1997                     $16.019           $18.568              23,272,252
 12/31/1998                     $18.568           $30.116              27,434,976
 12/31/1999                     $30.116           $47.419              32,275,260
 12/31/2000                     $47.419           $33.226              34,641,646

                          WRL JANUS GLOBAL SUBACCOUNT(2)
                    (SEPARATE ACCOUNT ANNUAL EXPENSES - 1.40%)
                                                                       NUMBER OF
                              ACCUMULATION                           ACCUMULATION
                             UNIT VALUE AT      ACCUMULATION            UNITS
                              BEGINNING OF     UNIT VALUE AT        OUTSTANDING AT
                                 PERIOD        END OF PERIOD         END OF PERIOD
 12/03/1992(1) - 12/31/1992     $10.000           $10.151                  25,000
 12/31/1993                     $10.151           $13.518               2,212,212
 12/31/1994                     $13.518           $13.364               7,170,632
 12/31/1995                     $13.364           $16.217               6,903,573
 12/31/1996                     $16.217           $20.428              11,159,128
 12/31/1997                     $20.428           $23.921              15,530,666
 12/31/1998                     $23.921           $30.669              17,104,721
 12/31/1999                     $30.669           $51.748              18,875,171
 12/31/2000                     $51.748           $42.074              20,629,370

                    WRL LKCM STRATEGIC TOTAL RETURN SUBACCOUNT
                    (SEPARATE ACCOUNT ANNUAL EXPENSES - 1.40%)
                                                                       NUMBER OF
                              ACCUMULATION                           ACCUMULATION
                             UNIT VALUE AT      ACCUMULATION            UNITS
                              BEGINNING OF     UNIT VALUE AT        OUTSTANDING AT
                                 PERIOD        END OF PERIOD         END OF PERIOD
 3/01/1993(1) - 12/31/1993     $10.000           $11.243               2,518,263
 12/31/1994                    $11.243           $11.027               6,504,999
 12/31/1995                    $11.027           $13.555               7,498,916
 12/31/1996                    $13.555           $15.372              12,770,554
 12/31/1997                    $15.372           $18.471              15,124,297
 12/31/1998                    $18.471           $19.969              16,461,563
 12/31/1999                    $19.969           $22.069              16,136,973
 12/31/2000                    $22.069           $20.943              14,888,714

                    WRL VAN KAMPEN EMERGING GROWTH SUBACCOUNT
                    (SEPARATE ACCOUNT ANNUAL EXPENSES - 1.40%)
                                                                       NUMBER OF
                              ACCUMULATION                           ACCUMULATION
                             UNIT VALUE AT      ACCUMULATION            UNITS
                              BEGINNING OF     UNIT VALUE AT        OUTSTANDING AT
                                 PERIOD        END OF PERIOD         END OF PERIOD
 3/01/1993(1) - 12/31/1993     $10.000           $12.354               2,059,530
 12/31/1994                    $12.354           $11.286               5,547,915
 12/31/1995                    $11.286           $16.337               6,434,051
 12/31/1996                    $16.337           $19.152               9,376,917
 12/31/1997                    $19.152           $22.938              11,279,603
 12/31/1998                    $22.938           $31.063              12,278,821
 12/31/1999                    $31.063           $62.846              14,178,995
 12/31/2000                    $62.846           $54.586              16,201,070

                      WRL ALGER AGGRESSIVE GROWTH SUBACCOUNT
                    (SEPARATE ACCOUNT ANNUAL EXPENSES - 1.40%)
                                                                       NUMBER OF
                              ACCUMULATION                           ACCUMULATION
                             UNIT VALUE AT      ACCUMULATION            UNITS
                              BEGINNING OF     UNIT VALUE AT        OUTSTANDING AT
                                 PERIOD        END OF PERIOD         END OF PERIOD
 3/01/1994(1) - 12/31/1994     $10.000           $ 9.782               1,165,716
 12/31/1995                    $ 9.782           $13.313               4,538,244
 12/31/1996                    $13.313           $14.500               6,954,084
 12/31/1997                    $14.500           $17.766               9,141,315
 12/31/1998                    $17.766           $26.048              10,807,100
 12/31/1999                    $26.048           $43.416              13,252,453
 12/31/2000                    $43.416           $29.399              16,289,378

                          WRL AEGON BALANCED SUBACCOUNT
                    (SEPARATE ACCOUNT ANNUAL EXPENSES - 1.40%)
                                                                       NUMBER OF
                              ACCUMULATION                           ACCUMULATION
                             UNIT VALUE AT      ACCUMULATION            UNITS
                              BEGINNING OF     UNIT VALUE AT        OUTSTANDING AT
                                 PERIOD        END OF PERIOD         END OF PERIOD
 3/01/1994(1) - 12/31/1994     $10.000           $ 9.339                 849,727
 12/31/1995                    $ 9.339           $11.032               1,456,512
 12/31/1996                    $11.032           $12.045               2,385,500
 12/31/1997                    $12.045           $13.909               3,156,354
 12/31/1998                    $13.909           $14.666               4,024,017
 12/31/1999                    $14.666           $14.900               4,467,001
 12/31/2000                    $14.900           $15.549               4,475,563

                     WRL FEDERATED GROWTH & INCOME SUBACCOUNT
                    (SEPARATE ACCOUNT ANNUAL EXPENSES - 1.40%)
                                                                        NUMBER OF
                              ACCUMULATION                           ACCUMULATION
                             UNIT VALUE AT      ACCUMULATION            UNITS
                              BEGINNING OF     UNIT VALUE AT        OUTSTANDING AT
                                 PERIOD        END OF PERIOD         END OF PERIOD
 3/01/1994(1) - 12/31/1994     $10.000           $ 9.453                 400,544
 12/31/1995                    $ 9.453           $11.676                 863,789
 12/31/1996                    $11.676           $12.853               1,553,811
 12/31/1997                    $12.853           $15.799               2,315,992
 12/31/1998                    $15.799           $16.055               3,248,069
 12/31/1999                    $16.055           $15.127               3,023,724
 12/31/2000                    $15.127           $19.267               3,892,691

                       WRL DEAN ASSET ALLOCATION SUBACCOUNT
                    (SEPARATE ACCOUNT ANNUAL EXPENSES - 1.40%)
                                                                       NUMBER OF
                              ACCUMULATION                           ACCUMULATION
                             UNIT VALUE AT      ACCUMULATION            UNITS
                              BEGINNING OF     UNIT VALUE AT        OUTSTANDING AT
                                 PERIOD        END OF PERIOD         END OF PERIOD
 1/03/1995(1) - 12/31/1995     $10.000           $11.843               6,104,685
 12/31/1996                    $11.843           $13.363               9,397,631
 12/31/1997                    $13.363           $15.363              12,633,177
 12/31/1998                    $15.363           $16.411              14,496,370
 12/31/1999                    $16.411           $15.270              10,938,985
 12/31/2000                    $15.270           $17.649               7,316,935

                          WRL C.A.S.E. GROWTH SUBACCOUNT
                    (SEPARATE ACCOUNT ANNUAL EXPENSES - 1.40%)
                                                                       NUMBER OF
                              ACCUMULATION                           ACCUMULATION
                             UNIT VALUE AT      ACCUMULATION            UNITS
                              BEGINNING OF     UNIT VALUE AT        OUTSTANDING AT
                                 PERIOD        END OF PERIOD         END OF PERIOD
 5/01/1996(1) - 12/31/1996     $10.000           $10.773               1,164,233
 12/31/1997                    $10.773           $12.220               2,618,284
 12/31/1998                    $12.220           $12.348               3,043,446
 12/31/1999                    $12.348           $16.297               3,137,092
 12/31/2000                    $16.297           $12.741               3,050,823

                         WRL NWQ VALUE EQUITY SUBACCOUNT
                    (SEPARATE ACCOUNT ANNUAL EXPENSES - 1.40%)
                                                                       NUMBER OF
                              ACCUMULATION                           ACCUMULATION
                             UNIT VALUE AT      ACCUMULATION            UNITS
                              BEGINNING OF     UNIT VALUE AT        OUTSTANDING AT
                                 PERIOD        END OF PERIOD         END OF PERIOD
 5/01/1996(1) - 12/31/1996     $10.000           $11.213               2,118,820
 12/31/1997                    $11.213           $13.827               7,035,132
 12/31/1998                    $13.827           $12.983               7,102,945
 12/31/1999                    $12.983           $13.820               5,579,088
 12/31/2000                    $13.820           $15.698               5,063,664

                      WRL GE INTERNATIONAL EQUITY SUBACCOUNT
                    (SEPARATE ACCOUNT ANNUAL EXPENSES - 1.40%)
                                                                       NUMBER OF
                              ACCUMULATION                           ACCUMULATION
                             UNIT VALUE AT      ACCUMULATION            UNITS
                              BEGINNING OF     UNIT VALUE AT        OUTSTANDING AT
                                 PERIOD        END OF PERIOD         END OF PERIOD
 1/02/1997(1) - 12/31/1997     $10.000           $10.601               1,050,984
 12/31/1998                    $10.601           $11.797               1,642,437
 12/31/1999                    $11.797           $14.536               1,407,842
 12/31/2000                    $14.536           $12.184               1,768,548

                          WRL GE U.S. EQUITY SUBACCOUNT
                    (SEPARATE ACCOUNT ANNUAL EXPENSES - 1.40%)
                                                                       NUMBER OF
                              ACCUMULATION                           ACCUMULATION
                             UNIT VALUE AT      ACCUMULATION            UNITS
                              BEGINNING OF     UNIT VALUE AT        OUTSTANDING AT
                                 PERIOD        END OF PERIOD         END OF PERIOD
 1/02/1997(1) - 12/31/1997     $10.000           $12.526               2,141,414
 12/31/1998                    $12.526           $15.177               4,840,127
 12/31/1999                    $15.177           $17.721               6,781,197
 12/31/2000                    $17.721           $17.336               7,666,254

                               WRL THIRD AVENUE VALUE SUBACCOUNT
                           (SEPARATE ACCOUNT ANNUAL EXPENSES - 1.40%)
                                                                                    NUMBER OF
                                               ACCUMULATION                        ACCUMULATION
                                              UNIT VALUE AT      ACCUMULATION         UNITS
                                               BEGINNING OF     UNIT VALUE AT     OUTSTANDING AT
                                                  PERIOD        END OF PERIOD     END OF PERIOD
 1/02/1998(1) - 12/31/1998                   $10.000           $ 9.187               1,025,234
 12/31/1999                                  $ 9.187           $10.483                 968,035
 12/31/2000                                  $10.483           $14.004               4,130,688

                           WRL J.P. MORGAN REAL ESTATE SECURITIES SUBACCOUNT
                              (SEPARATE ACCOUNT ANNUAL EXPENSES - 1.40%)
                                                                                           NUMBER OF
                                                      ACCUMULATION                        ACCUMULATION
                                                     UNIT VALUE AT      ACCUMULATION         UNITS
                                                      BEGINNING OF     UNIT VALUE AT     OUTSTANDING AT
                                                         PERIOD        END OF PERIOD     END OF PERIOD
 5/01/1998(1) - 12/31/1998                          $10.000           $ 8.427                 157,193
 12/31/1999                                         $ 8.427           $ 7.996                 203,365
 12/31/2000                                         $ 7.996           $10.220               1,056,274

                              WRL GOLDMAN SACHS GROWTH SUBACCOUNT
                           (SEPARATE ACCOUNT ANNUAL EXPENSES - 1.40%)
                                                                                    NUMBER OF
                                               ACCUMULATION                        ACCUMULATION
                                              UNIT VALUE AT      ACCUMULATION         UNITS
                                               BEGINNING OF     UNIT VALUE AT     OUTSTANDING AT
                                                  PERIOD        END OF PERIOD     END OF PERIOD
 5/03/1999(1) - 12/31/1999                   $10.000           $11.640                 503,875
 12/31/2000                                  $11.640           $10.558               1,148,171

                                 WRL MUNDER NET50 SUBACCOUNT(3)
                           (SEPARATE ACCOUNT ANNUAL EXPENSES - 1.40%)
                                                                                    NUMBER OF
                                               ACCUMULATION                        ACCUMULATION
                                              UNIT VALUE AT      ACCUMULATION         UNITS
                                               BEGINNING OF     UNIT VALUE AT     OUTSTANDING AT
                                                  PERIOD        END OF PERIOD     END OF PERIOD
 5/03/1999(1) - 12/31/1999                   $10.000           $11.631                166,378
 12/31/2000                                  $11.631           $11.438                411,613

                           WRL T. ROWE PRICE DIVIDEND GROWTH SUBACCOUNT
                            (SEPARATE ACCOUNT ANNUAL EXPENSES - 1.40%)
                                                                                      NUMBER OF
                                                 ACCUMULATION                        ACCUMULATION
                                                UNIT VALUE AT      ACCUMULATION         UNITS
                                                 BEGINNING OF     UNIT VALUE AT     OUTSTANDING AT
                                                    PERIOD        END OF PERIOD     END OF PERIOD
 5/03/1999(1) - 12/31/1999                     $10.000           $9.173                  691,875
 12/31/2000                                    $ 9.173           $9.938                1,122,878

                             WRL T. ROWE PRICE SMALL CAP SUBACCOUNT
                           (SEPARATE ACCOUNT ANNUAL EXPENSES - 1.40%)
                                                                                    NUMBER OF
                                               ACCUMULATION                        ACCUMULATION
                                              UNIT VALUE AT      ACCUMULATION         UNITS
                                               BEGINNING OF     UNIT VALUE AT     OUTSTANDING AT
                                                  PERIOD        END OF PERIOD     END OF PERIOD
 5/03/1999(1) - 12/31/1999                   $10.000           $13.719                 359,295
 12/31/2000                                  $13.719           $12.385               1,163,345

                                 WRL SALOMON ALL CAP SUBACCOUNT
                           (SEPARATE ACCOUNT ANNUAL EXPENSES - 1.40%)
                                                                                    NUMBER OF
                                               ACCUMULATION                        ACCUMULATION
                                              UNIT VALUE AT      ACCUMULATION         UNITS
                                               BEGINNING OF     UNIT VALUE AT     OUTSTANDING AT
                                                  PERIOD        END OF PERIOD     END OF PERIOD
 5/03/1999(1) - 12/31/1999                   $10.000           $11.449                 425,168
 12/31/2000                                  $11.449           $13.356               4,108,412

                           WRL PILGRIM BAXTER MID CAP GROWTH SUBACCOUNT
                            (SEPARATE ACCOUNT ANNUAL EXPENSES - 1.40%)
                                                                                      NUMBER OF
                                                 ACCUMULATION                        ACCUMULATION
                                                UNIT VALUE AT      ACCUMULATION         UNITS
                                                 BEGINNING OF     UNIT VALUE AT     OUTSTANDING AT
                                                    PERIOD        END OF PERIOD     END OF PERIOD
 5/03/1999(1) - 12/31/1999                     $10.000           $17.633               1,452,014
 12/31/2000                                    $17.633           $14.885               9,146,628

                                 WRL DREYFUS MID CAP SUBACCOUNT
                           (SEPARATE ACCOUNT ANNUAL EXPENSES - 1.40%)
                                                                                    NUMBER OF
                                               ACCUMULATION                        ACCUMULATION
                                              UNIT VALUE AT      ACCUMULATION         UNITS
                                               BEGINNING OF     UNIT VALUE AT     OUTSTANDING AT
                                                  PERIOD        END OF PERIOD     END OF PERIOD
 5/03/1999(1) - 12/31/1999                   $10.000           $10.620                209,699
 12/31/2000                                  $10.620           $11.825                902,381

                           WRL VALUE LINE AGGRESSIVE GROWTH SUBACCOUNT
                           (SEPARATE ACCOUNT ANNUAL EXPENSES - 1.40%)
                                                                                     NUMBER OF
                                                ACCUMULATION                        ACCUMULATION
                                               UNIT VALUE AT      ACCUMULATION         UNITS
                                                BEGINNING OF     UNIT VALUE AT     OUTSTANDING AT
                                                   PERIOD        END OF PERIOD     END OF PERIOD
 5/01/2000(1) - 12/31/2000                    $10.000           $8.945                 419,760

                           WRL GREAT COMPANIES -- AMERICASM SUBACCOUNT
                           (SEPARATE ACCOUNT ANNUAL EXPENSES - 1.40%)
                                                                                     NUMBER OF
                                                ACCUMULATION                        ACCUMULATION
                                               UNIT VALUE AT      ACCUMULATION         UNITS
                                                BEGINNING OF     UNIT VALUE AT     OUTSTANDING AT
                                                   PERIOD        END OF PERIOD     END OF PERIOD
 5/01/2000(1) - 12/31/2000                    $10.000           $11.273               5,577,063

                           WRL GREAT COMPANIES -- TECHNOLOGYSM SUBACCOUNT
                             (SEPARATE ACCOUNT ANNUAL EXPENSES - 1.40%)
                                                                                        NUMBER OF
                                                   ACCUMULATION                        ACCUMULATION
                                                  UNIT VALUE AT      ACCUMULATION         UNITS
                                                   BEGINNING OF     UNIT VALUE AT     OUTSTANDING AT
                                                      PERIOD        END OF PERIOD     END OF PERIOD
 5/01/2000(1) - 12/31/2000                       $10.000           $6.677                2,786,341

                           WRL GREAT COMPANIES_-- GLOBAL2 SUBACCOUNT
                           (SEPARATE ACCOUNT ANNUAL EXPENSES - 1.40%)
                                                                                    NUMBER OF
                                               ACCUMULATION                        ACCUMULATION
                                              UNIT VALUE AT      ACCUMULATION         UNITS
                                               BEGINNING OF     UNIT VALUE AT     OUTSTANDING AT
                                                  PERIOD        END OF PERIOD     END OF PERIOD
 9/01/2000(1) - 12/31/2000                   $10.000           $8.504                 363,592


                              WRL GABELLI GLOBAL GROWTH SUBACCOUNT
                           (SEPARATE ACCOUNT ANNUAL EXPENSES - 1.40%)
                                                                                    NUMBER OF
                                               ACCUMULATION                        ACCUMULATION
                                              UNIT VALUE AT      ACCUMULATION         UNITS
                                               BEGINNING OF     UNIT VALUE AT     OUTSTANDING AT
                                                  PERIOD        END OF PERIOD     END OF PERIOD
 9/01/2000(1) - 12/31/2000                   $10.000           $9.055                 993,362


                               WRL LKCM CAPITAL GROWTH SUBACCOUNT
                           (SEPARATE ACCOUNT ANNUAL EXPENSES - 1.40%)
                                                                                    NUMBER OF
                                               ACCUMULATION                        ACCUMULATION
                                              UNIT VALUE AT      ACCUMULATION         UNITS
                                               BEGINNING OF     UNIT VALUE AT     OUTSTANDING AT
                                                  PERIOD        END OF PERIOD     END OF PERIOD
 12/01/2000(1) - 12/31/2000                  $10.000           $11.177                 31,196


                        FIDELITY VIP III GROWTH OPPORTUNITIES PORTFOLIO -- SERVICE CLASS 2 SUBACCOUNT
                                         (SEPARATE ACCOUNT ANNUAL EXPENSES - 1.40%)
                                                                                           NUMBER OF
                                                          ACCUMULATION                    ACCUMULATION
                                                         UNIT VALUE AT    ACCUMULATION       UNITS
                                                          BEGINNING OF   UNIT VALUE AT   OUTSTANDING AT
                                                             PERIOD      END OF PERIOD   END OF PERIOD
 5/01/2000(1) - 12/31/2000                              $10.000         $8.535               333,333

                           FIDELITY VIP II CONTRAFUND(R) PORTFOLIO -- SERVICE CLASS 2 SUBACCOUNT
                                        (SEPARATE ACCOUNT ANNUAL EXPENSES - 1.40%)
                                                                                                               NUMBER OF
                                                            ACCUMULATION                        ACCUMULATION
                                                           UNIT VALUE AT      ACCUMULATION         UNITS
                                                            BEGINNING OF     UNIT VALUE AT     OUTSTANDING AT
                                                               PERIOD        END OF PERIOD     END OF PERIOD
 5/01/2000(1) - 12/31/2000                                $10.000           $9.352                 575,608

                           FIDELITY VIP EQUITY-INCOME PORTFOLIO -- SERVICE CLASS 2 SUBACCOUNT
                                       (SEPARATE ACCOUNT ANNUAL EXPENSES - 1.40%)
                                                                                              NUMBER OF
                                                         ACCUMULATION                        ACCUMULATION
                                                        UNIT VALUE AT      ACCUMULATION         UNITS
                                                         BEGINNING OF     UNIT VALUE AT     OUTSTANDING AT
                                                            PERIOD        END OF PERIOD     END OF PERIOD
 5/01/2000(1) - 12/31/2000                             $10.000           $10.954                251,005

SUBACCOUNTS WITH SEPARATE ACCOUNT ANNUAL EXPENSES OF 1.65%:

                            WRL J. P. MORGAN MONEY MARKET SUBACCOUNT
                           (SEPARATE ACCOUNT ANNUAL EXPENSES - 1.65%)
                                                                                    NUMBER OF
                                               ACCUMULATION                        ACCUMULATION
                                              UNIT VALUE AT      ACCUMULATION         UNITS
                                               BEGINNING OF     UNIT VALUE AT     OUTSTANDING AT
                                                  PERIOD        END OF PERIOD     END OF PERIOD
 11/29/1999(1) - 12/31/1999                  $10.000           $10.046                  2,500
 12/31/2000                                  $10.046           $10.504                229,542

                                   WRL AEGON BOND SUBACCOUNT
                           (SEPARATE ACCOUNT ANNUAL EXPENSES - 1.65%)
                                                                                    NUMBER OF
                                               ACCUMULATION                        ACCUMULATION
                                              UNIT VALUE AT      ACCUMULATION         UNITS
                                               BEGINNING OF     UNIT VALUE AT     OUTSTANDING AT
                                                  PERIOD        END OF PERIOD     END OF PERIOD
 11/29/1999(1) - 12/31/1999                  $10.000           $ 9.979                  2,500
 12/31/2000                                  $ 9.979           $10.902                 22,430


                                  WRL JANUS GROWTH SUBACCOUNT
                           (SEPARATE ACCOUNT ANNUAL EXPENSES - 1.65%)
                                                                                    NUMBER OF
                                               ACCUMULATION                        ACCUMULATION
                                              UNIT VALUE AT      ACCUMULATION         UNITS
                                               BEGINNING OF     UNIT VALUE AT     OUTSTANDING AT
                                                  PERIOD        END OF PERIOD     END OF PERIOD
 11/29/1999(1) - 12/31/1999                  $10.000           $10.870                  2,500
 12/31/2000                                  $10.870           $ 7.609                805,120


                                 WRL JANUS GLOBAL SUBACCOUNT(2)
                           (SEPARATE ACCOUNT ANNUAL EXPENSES - 1.65%)
                                                                                    NUMBER OF
                                               ACCUMULATION                        ACCUMULATION
                                              UNIT VALUE AT      ACCUMULATION         UNITS
                                               BEGINNING OF     UNIT VALUE AT     OUTSTANDING AT
                                                  PERIOD        END OF PERIOD     END OF PERIOD
 11/29/1999(1) - 12/31/1999                  $10.000           $11.387                  2,500
 12/31/2000                                  $11.387           $ 9.250                376,015

                           WRL LKCM STRATEGIC TOTAL RETURN SUBACCOUNT
                           (SEPARATE ACCOUNT ANNUAL EXPENSES - 1.65%)
                                                                                    NUMBER OF
                                               ACCUMULATION                        ACCUMULATION
                                              UNIT VALUE AT      ACCUMULATION         UNITS
                                               BEGINNING OF     UNIT VALUE AT     OUTSTANDING AT
                                                  PERIOD        END OF PERIOD     END OF PERIOD
 11/29/1999(1) - 12/31/1999                  $10.000           $10.316                  2,500
 12/31/2000                                  $10.316           $ 9.781                169,690


                           WRL VAN KAMPEN EMERGING GROWTH SUBACCOUNT
                           (SEPARATE ACCOUNT ANNUAL EXPENSES - 1.65%)
                                                                                    NUMBER OF
                                               ACCUMULATION                        ACCUMULATION
                                              UNIT VALUE AT      ACCUMULATION         UNITS
                                               BEGINNING OF     UNIT VALUE AT     OUTSTANDING AT
                                                  PERIOD        END OF PERIOD     END OF PERIOD
 11/29/1999(1) - 12/31/1999                  $10.000           $12.108                  2,500
 12/31/2000                                  $12.108           $10.507                399,932


                             WRL ALGER AGGRESSIVE GROWTH SUBACCOUNT
                           (SEPARATE ACCOUNT ANNUAL EXPENSES - 1.65%)
                                                                                    NUMBER OF
                                               ACCUMULATION                        ACCUMULATION
                                              UNIT VALUE AT      ACCUMULATION         UNITS
                                               BEGINNING OF     UNIT VALUE AT     OUTSTANDING AT
                                                  PERIOD        END OF PERIOD     END OF PERIOD
 11/29/1999(1) - 12/31/1999                  $10.000           $11.705                  2,500
 12/31/2000                                  $11.705           $ 7.918                273,591

                                 WRL AEGON BALANCED SUBACCOUNT
                           (SEPARATE ACCOUNT ANNUAL EXPENSES - 1.65%)
                                                                                    NUMBER OF
                                               ACCUMULATION                        ACCUMULATION
                                              UNIT VALUE AT      ACCUMULATION         UNITS
                                               BEGINNING OF     UNIT VALUE AT     OUTSTANDING AT
                                                  PERIOD        END OF PERIOD     END OF PERIOD
 11/29/1999(1) - 12/31/1999                  $10.000           $10.001                  2,500
 12/31/2000                                  $10.001           $10.427                 28,827


                            WRL FEDERATED GROWTH & INCOME SUBACCOUNT
                           (SEPARATE ACCOUNT ANNUAL EXPENSES - 1.65%)
                                                                                    NUMBER OF
                                               ACCUMULATION                        ACCUMULATION
                                              UNIT VALUE AT      ACCUMULATION         UNITS
                                               BEGINNING OF     UNIT VALUE AT     OUTSTANDING AT
                                                  PERIOD        END OF PERIOD     END OF PERIOD
 11/29/1999(1) - 12/31/1999                  $10.000           $10.074                  2,500
 12/31/2000                                  $10.074           $12.820                 23,516


                              WRL DEAN ASSET ALLOCATION SUBACCOUNT
                           (SEPARATE ACCOUNT ANNUAL EXPENSES - 1.65%)
                                                                                    NUMBER OF
                                               ACCUMULATION                        ACCUMULATION
                                              UNIT VALUE AT      ACCUMULATION         UNITS
                                               BEGINNING OF     UNIT VALUE AT     OUTSTANDING AT
                                                  PERIOD        END OF PERIOD     END OF PERIOD
 11/29/1999(1) - 12/31/1999                  $10.000           $ 9.907                  2,500
 12/31/2000                                  $ 9.907           $11.440                 21,737

                                 WRL C.A.S.E. GROWTH SUBACCOUNT
                           (SEPARATE ACCOUNT ANNUAL EXPENSES - 1.65%)
                                                                                    NUMBER OF
                                               ACCUMULATION                        ACCUMULATION
                                              UNIT VALUE AT      ACCUMULATION         UNITS
                                               BEGINNING OF     UNIT VALUE AT     OUTSTANDING AT
                                                  PERIOD        END OF PERIOD     END OF PERIOD
 11/29/1999(1) - 12/31/1999                  $10.000           $10.053                  2,500
 12/31/2000                                  $10.053           $ 7.852                 17,686


                                WRL NWQ VALUE EQUITY SUBACCOUNT
                           (SEPARATE ACCOUNT ANNUAL EXPENSES - 1.65%)
                                                                                    NUMBER OF
                                               ACCUMULATION                        ACCUMULATION
                                              UNIT VALUE AT      ACCUMULATION         UNITS
                                               BEGINNING OF     UNIT VALUE AT     OUTSTANDING AT
                                                  PERIOD        END OF PERIOD     END OF PERIOD
 11/29/1999(1) - 12/31/1999                  $10.000           $10.421                  2,500
 12/31/2000                                  $10.421           $11.826                 12,417


                             WRL GE INTERNATIONAL EQUITY SUBACCOUNT
                           (SEPARATE ACCOUNT ANNUAL EXPENSES - 1.65%)
                                                                                    NUMBER OF
                                               ACCUMULATION                        ACCUMULATION
                                              UNIT VALUE AT      ACCUMULATION         UNITS
                                               BEGINNING OF     UNIT VALUE AT     OUTSTANDING AT
                                                  PERIOD        END OF PERIOD     END OF PERIOD
 11/29/1999(1) - 12/31/1999                  $10.000           $11.124                  2,500
 12/31/2000                                  $11.124           $ 9.316                 29,298

                                 WRL GE U.S. EQUITY SUBACCOUNT
                           (SEPARATE ACCOUNT ANNUAL EXPENSES - 1.65%)
                                                                                    NUMBER OF
                                               ACCUMULATION                        ACCUMULATION
                                              UNIT VALUE AT      ACCUMULATION         UNITS
                                               BEGINNING OF     UNIT VALUE AT     OUTSTANDING AT
                                                  PERIOD        END OF PERIOD     END OF PERIOD
 11/29/1999(1) - 12/31/1999                  $10.000           $10.424                  2,500
 12/31/2000                                  $10.424           $10.189                 86,240


                               WRL THIRD AVENUE VALUE SUBACCOUNT
                           (SEPARATE ACCOUNT ANNUAL EXPENSES - 1.65%)
                                                                                    NUMBER OF
                                               ACCUMULATION                        ACCUMULATION
                                              UNIT VALUE AT      ACCUMULATION         UNITS
                                               BEGINNING OF     UNIT VALUE AT     OUTSTANDING AT
                                                  PERIOD        END OF PERIOD     END OF PERIOD
 11/29/1999(1) - 12/31/1999                  $10.000           $10.660                  2,500
 12/31/2000                                  $10.660           $14.226                 38,952


                           WRL J.P. MORGAN REAL ESTATE SECURITIES SUBACCOUNT
                              (SEPARATE ACCOUNT ANNUAL EXPENSES - 1.65%)
                                                                                           NUMBER OF
                                                      ACCUMULATION                        ACCUMULATION
                                                     UNIT VALUE AT      ACCUMULATION         UNITS
                                                      BEGINNING OF     UNIT VALUE AT     OUTSTANDING AT
                                                         PERIOD        END OF PERIOD     END OF PERIOD
 11/29/1999(1) - 12/31/1999                         $10.000           $10.398                 2,500
 12/31/2000                                         $10.398           $13.278                 9,648

                              WRL GOLDMAN SACHS GROWTH SUBACCOUNT
                           (SEPARATE ACCOUNT ANNUAL EXPENSES - 1.65%)
                                                                                    NUMBER OF
                                               ACCUMULATION                        ACCUMULATION
                                              UNIT VALUE AT      ACCUMULATION         UNITS
                                               BEGINNING OF     UNIT VALUE AT     OUTSTANDING AT
                                                  PERIOD        END OF PERIOD     END OF PERIOD
 11/29/1999(1) - 12/31/1999                  $10.000           $10.731                  2,500
 12/31/2000                                  $10.731           $ 9.724                 28,596


                                 WRL MUNDER NET50 SUBACCOUNT(3)
                           (SEPARATE ACCOUNT ANNUAL EXPENSES - 1.65%)
                                                                                    NUMBER OF
                                               ACCUMULATION                        ACCUMULATION
                                              UNIT VALUE AT      ACCUMULATION         UNITS
                                               BEGINNING OF     UNIT VALUE AT     OUTSTANDING AT
                                                  PERIOD        END OF PERIOD     END OF PERIOD
 11/29/1999(1) - 12/31/1999                  $10.000           $10.891                 2,500
 12/31/2000                                  $10.891           $10.701                 8,950


                           WRL T. ROWE PRICE DIVIDEND GROWTH SUBACCOUNT
                            (SEPARATE ACCOUNT ANNUAL EXPENSES - 1.65%)
                                                                                      NUMBER OF
                                                 ACCUMULATION                        ACCUMULATION
                                                UNIT VALUE AT      ACCUMULATION         UNITS
                                                 BEGINNING OF     UNIT VALUE AT     OUTSTANDING AT
                                                    PERIOD        END OF PERIOD     END OF PERIOD
 11/29/1999(1) - 12/31/1999                    $10.000           $ 9.872                  2,500
 12/31/2000                                    $ 9.872           $10.686                 24,303

                             WRL T. ROWE PRICE SMALL CAP SUBACCOUNT
                           (SEPARATE ACCOUNT ANNUAL EXPENSES - 1.65%)
                                                                                    NUMBER OF
                                               ACCUMULATION                        ACCUMULATION
                                              UNIT VALUE AT      ACCUMULATION         UNITS
                                               BEGINNING OF     UNIT VALUE AT     OUTSTANDING AT
                                                  PERIOD        END OF PERIOD     END OF PERIOD
 11/29/1999(1) - 12/31/1999                  $10.000           $11.398                  2,500
 12/31/2000                                  $11.398           $10.280                 40,359


                                 WRL SALOMON ALL CAP SUBACCOUNT
                           (SEPARATE ACCOUNT ANNUAL EXPENSES - 1.65%)
                                                                                    NUMBER OF
                                               ACCUMULATION                        ACCUMULATION
                                              UNIT VALUE AT      ACCUMULATION         UNITS
                                               BEGINNING OF     UNIT VALUE AT     OUTSTANDING AT
                                                  PERIOD        END OF PERIOD     END OF PERIOD
 11/29/1999(1) - 12/31/1999                  $10.000           $10.459                  2,500
 12/31/2000                                  $10.459           $12.189                 92,443


                           WRL PILGRIM BAXTER MID CAP GROWTH SUBACCOUNT
                            (SEPARATE ACCOUNT ANNUAL EXPENSES - 1.65%)
                                                                                      NUMBER OF
                                                 ACCUMULATION                        ACCUMULATION
                                                UNIT VALUE AT      ACCUMULATION         UNITS
                                                 BEGINNING OF     UNIT VALUE AT     OUTSTANDING AT
                                                    PERIOD        END OF PERIOD     END OF PERIOD
 11/29/1999(1) - 12/31/1999                    $10.000           $12.092                  2,500
 12/31/2000                                    $12.092           $10.198                175,266

                                 WRL DREYFUS MID CAP SUBACCOUNT
                           (SEPARATE ACCOUNT ANNUAL EXPENSES - 1.65%)
                                                                                    NUMBER OF
                                               ACCUMULATION                        ACCUMULATION
                                              UNIT VALUE AT      ACCUMULATION         UNITS
                                               BEGINNING OF     UNIT VALUE AT     OUTSTANDING AT
                                                  PERIOD        END OF PERIOD     END OF PERIOD
 11/29/1999(1) - 12/31/1999                  $10.000           $10.510                  2,500
 12/31/2000                                  $10.510           $11.692                 25,081


                           WRL VALUE LINE AGGRESSIVE GROWTH SUBACCOUNT
                           (SEPARATE ACCOUNT ANNUAL EXPENSES - 1.65%)
                                                                                     NUMBER OF
                                                ACCUMULATION                        ACCUMULATION
                                               UNIT VALUE AT      ACCUMULATION         UNITS
                                                BEGINNING OF     UNIT VALUE AT     OUTSTANDING AT
                                                   PERIOD        END OF PERIOD     END OF PERIOD
 5/01/2000(1) - 12/31/2000                    $10.000           $8.930                 12,812


                           WRL GREAT COMPANIES -- AMERICASM SUBACCOUNT
                           (SEPARATE ACCOUNT ANNUAL EXPENSES - 1.65%)
                                                                                     NUMBER OF
                                                ACCUMULATION                        ACCUMULATION
                                               UNIT VALUE AT      ACCUMULATION         UNITS
                                                BEGINNING OF     UNIT VALUE AT     OUTSTANDING AT
                                                   PERIOD        END OF PERIOD     END OF PERIOD
 5/01/2000(1) - 12/31/2000                    $10.000           $11.254                269,727


                           WRL GREAT COMPANIES -- TECHNOLOGYSM SUBACCOUNT
                             (SEPARATE ACCOUNT ANNUAL EXPENSES - 1.65%)
                                                                                        NUMBER OF
                                                   ACCUMULATION                        ACCUMULATION
                                                  UNIT VALUE AT      ACCUMULATION         UNITS
                                                   BEGINNING OF     UNIT VALUE AT     OUTSTANDING AT
                                                      PERIOD        END OF PERIOD     END OF PERIOD
 5/01/2000(1) - 12/31/2000                       $10.000           $6.665                 43,286

                           WRL GREAT COMPANIES -- GLOBAL2 SUBACCOUNT
                           (SEPARATE ACCOUNT ANNUAL EXPENSES - 1.65%)
                                                                                    NUMBER OF
                                               ACCUMULATION                        ACCUMULATION
                                              UNIT VALUE AT      ACCUMULATION         UNITS
                                               BEGINNING OF     UNIT VALUE AT     OUTSTANDING AT
                                                  PERIOD        END OF PERIOD     END OF PERIOD
 9/01/2000(1) - 12/31/2000                   $10.000           $8.493                 19,454


                              WRL GABELLI GLOBAL GROWTH SUBACCOUNT
                           (SEPARATE ACCOUNT ANNUAL EXPENSES - 1.65%)
                                                                                    NUMBER OF
                                               ACCUMULATION                        ACCUMULATION
                                              UNIT VALUE AT      ACCUMULATION         UNITS
                                               BEGINNING OF     UNIT VALUE AT     OUTSTANDING AT
                                                  PERIOD        END OF PERIOD     END OF PERIOD
 9/01/2000(1) - 12/31/2000                   $10.000           $9.050                 30,540


                               WRL LKCM CAPITAL GROWTH SUBACCOUNT
                           (SEPARATE ACCOUNT ANNUAL EXPENSES - 1.65%)
                                                                                    NUMBER OF
                                               ACCUMULATION                        ACCUMULATION
                                              UNIT VALUE AT      ACCUMULATION         UNITS
                                               BEGINNING OF     UNIT VALUE AT     OUTSTANDING AT
                                                  PERIOD        END OF PERIOD     END OF PERIOD
 12/01/2000(1) - 12/31/2000                  $10.000           $11.175                13,250


                        FIDELITY VIP III GROWTH OPPORTUNITIES PORTFOLIO -- SERVICE CLASS 2 SUBACCOUNT
                                         (SEPARATE ACCOUNT ANNUAL EXPENSES - 1.65%)
                                                                                       NUMBER OF
                                                      ACCUMULATION                    ACCUMULATION
                                                     UNIT VALUE AT    ACCUMULATION       UNITS
                                                      BEGINNING OF   UNIT VALUE AT   OUTSTANDING AT
                                                         PERIOD      END OF PERIOD   END OF PERIOD
 5/01/2000(1) - 12/31/2000                          $10.000         $8.521               15,086

                           FIDELITY VIP II CONTRAFUND(R) PORTFOLIO -- SERVICE CLASS 2 SUBACCOUNT
                                        (SEPARATE ACCOUNT ANNUAL EXPENSES - 1.65%)
                                                                                            NUMBER OF
                                                       ACCUMULATION                        ACCUMULATION
                                                      UNIT VALUE AT      ACCUMULATION         UNITS
                                                       BEGINNING OF     UNIT VALUE AT     OUTSTANDING AT
                                                          PERIOD        END OF PERIOD     END OF PERIOD
 5/01/2000(1) - 12/31/2000                           $10.000           $9.337                 43,831


                           FIDELITY VIP EQUITY-INCOME PORTFOLIO -- SERVICE CLASS 2 SUBACCOUNT
                                       (SEPARATE ACCOUNT ANNUAL EXPENSES - 1.65%)
                                                                                           NUMBER OF
                                                      ACCUMULATION                        ACCUMULATION
                                                     UNIT VALUE AT      ACCUMULATION         UNITS
                                                      BEGINNING OF     UNIT VALUE AT     OUTSTANDING AT
                                                         PERIOD        END OF PERIOD     END OF PERIOD
 5/01/2000(1) - 12/31/2000                          $10.000           $10.935                10,866

(1) Commencement of operations of these subaccounts.

(2) This portfolio is available for investment only to Contract owners who purchased the Contract before September 1, 2000.

(3) Formerly, WRL Goldman Sachs Small Cap. Effective May 1, 2001, the portfolio will be sub-advised by Munder Capital Management. Effective May 29, 2001, subject to shareholder approval, this portfolio will have a new investment objective.

APPENDIX B
HISTORICAL PERFORMANCE DATA
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

STANDARDIZED PERFORMANCE DATA

     We may advertise historical yields and total returns for the subaccounts of the separate account. These figures are based on historical earnings and will be calculated according to guidelines from the SEC. They do not indicate future performance.

     WRL J.P. MORGAN MONEY MARKET SUBACCOUNT. The yield of the WRL J.P. Morgan Money Market subaccount is the annualized income generated by an investment in the subaccount over a specified seven-day period. The yield is calculated by assuming that the income generated for that seven-day period, not including capital changes or income other than investment income, is generated each seven-day period over a 52-week period and is shown as a percentage of the investment. The effective yield is calculated similarly but we assume that the income earned is reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment. For the seven days ended December 31, 2000, the yield of the WRL J.P. Morgan Money Market subaccount was 4.86% and the effective yield was 4.98%, assuming no surrender and selection of the standard death benefit.

     OTHER SUBACCOUNTS. The YIELD of a subaccount, other than the WRL J.P. Morgan Money Market subaccount, refers to the annualized income generated by an investment in the subaccount over a specified 30-day period. The yield is calculated by assuming that the income generated by the investment during that 30-day period is generated each 30-day period over a 12-month period and is shown as a percentage of the investment.

     The TOTAL RETURN of a subaccount assumes that an investment has been held in a subaccount for various periods of time including a period measured from the date the first subaccount investing in the underlying portfolios began operations. When the first subaccount investing in the underlying portfolios has been in operation for 1, 5, and 10 years, the total return for these periods will be provided, adjusted to reflect current subaccount charges. The total return quotations will represent the average annual compounded rates of return of investment of $1,000 in the subaccount as of the last day of each period. We do not show performance for subaccounts in operation for less than 6 months.

     The yield and total return calculations for a subaccount are not reduced by any premium taxes. For additional information regarding yields and total returns, please refer to the SAI.

     Based on the method of calculation described in the SAI, the standardized average annual total returns of the subaccounts for periods from inception of the subaccounts investing in the underlying portfolios to December 31, 2000, and for the one, five and ten-year periods ended December 31, 2000 are shown in Tables 1 and 2 below. Although the Contract did not exist during the periods shown in Tables 1 and 2, the returns of the subaccounts shown have been adjusted to reflect current subaccount charges imposed under the Contract. Total returns shown in Table 1 reflect deductions of 1.00% for the mortality and expense risk charge for the standard death benefit, 0.40% for the administrative charge, $30 for the annual Contract charge and the applicable surrender charge. (Based on an average Contract size of $53,428, the annual Contract charge translates into a charge of 0.06%.) Total returns shown in Table 2 reflect the standardized total returns of Table 1, adjusted to reflect 1.25% for the mortality and expense risk charge (assuming selection of the compounding minimum death benefit), 0.40% for the administrative charge, and $30 for the annual Contract charge. THE OPTIONAL GUARANTEED MINIMUM INCOME BENEFIT RIDER CHARGE OF 0.30% OF MINIMUM ANNUITIZATION VALUE ("MAV") HAS NOT BEEN DEDUCTED. Total returns also assume a complete surrender of the Contract at the end of the period; therefore, the surrender charge is deducted.

                                             TABLE 1
                   STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS OF THE SUBACCOUNTS
                    (ASSUMES SURRENDER AND SELECTION OF STANDARD DEATH BENEFIT
                         WITHOUT GUARANTEED MINIMUM DEATH BENEFIT RIDER)
                         (TOTAL SEPARATE ACCOUNT ANNUAL EXPENSES: 1.40%)
                                                                            1 YEAR       5 YEARS
                                                                             ENDED        ENDED
 SUBACCOUNT                                                               12/31/2000   12/31/2000
 WRL J.P. Morgan Money Market(1)                                             (2.41)%       3.12%
 WRL AEGON Bond                                                               2.28%        2.94%
 WRL Janus Growth                                                           (36.97)%      18.80%
 WRL Janus Global(3)                                                        (25.74)%      20.56%
 WRL LKCM Strategic Total Return                                            (12.15)%       8.46%
 WRL Van Kampen Emerging Growth                                             (20.19)%      26.91%
 WRL Alger Aggressive Growth                                                (39.32)%      16.67%
 WRL AEGON Balanced                                                          (2.70)%       6.43%
 WRL Federated Growth & Income                                               20.30%        9.93%
 WRL Dean Asset Allocation                                                    8.52%        7.65%
 WRL C.A.S.E. Growth                                                        (28.86)%       5.83%
 WRL NWQ Value Equity                                                         6.53%       N/A
 WRL GE International Equity                                                (23.22)%      N/A
 WRL GE U.S. Equity                                                          (9.22)%      N/A
 WRL Third Avenue Value                                                      26.51%       N/A
 WRL J.P. Morgan Real Estate Securities                                      20.74%       N/A
 WRL Goldman Sachs Growth                                                   (16.35)%      N/A
 WRL Munder Net50(4)                                                         (8.71)       N/A
 WRL T. Rowe Price Dividend Growth                                            1.28%       N/A
 WRL T. Rowe Price Small Cap                                                (16.78)%      N/A
 WRL Salomon All Cap                                                          9.59%       N/A
 WRL Pilgrim Baxter Mid Cap                                                 (22.63)%      N/A
 WRL Dreyfus Mid Cap                                                          4.29%       N/A
 WRL Value Line Aggressive Growth(5)                                         N/A          N/A
 WRL Great Companies -- AmericaSM(5)                                         N/A          N/A
 WRL Great Companies -- TechnologySM(5)                                      N/A          N/A
 WRL Great Companies -- Global2(6)                                           N/A          N/A
 WRL Gabelli Global Growth(6)                                                N/A          N/A
 WRL LKCM Capital Growth(6)                                                  N/A          N/A
 Fidelity VIP III Growth Opportunities Portfolio -- Service Class 2(5)       N/A          N/A
 Fidelity VIP II Contrafund(R) Portfolio -- Service Class 2(5)               N/A          N/A
 Fidelity VIP Equity-Income Portfolio -- Service Class 2(5)                  N/A          N/A



                                                                           10 YEARS    INCEPTION OF THE   SUBACCOUNT
                                                                             ENDED       SUBACCOUNT TO    INCEPTION
 SUBACCOUNT                                                               12/31/2000     12/31/2000(2)     DATE(2)
WRL J.P. Morgan Money Market(1)                                             3.12%          3.61%         02/24/1989
 WRL AEGON Bond                                                               6.25%           6.72%      02/24/1989
 WRL Janus Growth                                                            17.84%          17.55%      02/24/1989
 WRL Janus Global(3)                                                         N/A             19.39%      12/03/1992
 WRL LKCM Strategic Total Return                                             N/A              9.83%      03/01/1993
 WRL Van Kampen Emerging Growth                                              N/A             24.10%      03/01/1993
 WRL Alger Aggressive Growth                                                 N/A             16.89%      03/01/1994
 WRL AEGON Balanced                                                          N/A              6.40%      03/01/1994
 WRL Federated Growth & Income                                               N/A              9.83%      03/01/1994
 WRL Dean Asset Allocation                                                   N/A              9.57%      01/03/1995
 WRL C.A.S.E. Growth                                                         N/A              8.69%      05/01/1995
 WRL NWQ Value Equity                                                        N/A              9.47%      05/01/1996
 WRL GE International Equity                                                 N/A              3.92%      01/02/1997
 WRL GE U.S. Equity                                                          N/A             13.88%      01/02/1997
 WRL Third Avenue Value                                                      N/A             10.23%      01/02/1998
 WRL J.P. Morgan Real Estate Securities                                      N/A             (1.50)%     05/01/1998
 WRL Goldman Sachs Growth                                                    N/A             (0.92)%     05/03/1999
 WRL Munder Net50(4)                                                         N/A              4.32%      05/03/1999
 WRL T. Rowe Price Dividend Growth                                           N/A             (4.72)%     05/03/1999
 WRL T. Rowe Price Small Cap                                                 N/A              9.77%      05/03/1999
 WRL Salomon All Cap                                                         N/A             15.18%      05/03/1999
 WRL Pilgrim Baxter Mid Cap                                                  N/A             23.37%      05/03/1999
 WRL Dreyfus Mid Cap                                                         N/A              6.57%      05/03/1999
 WRL Value Line Aggressive Growth(5)                                         N/A            (17.57)%     05/01/2000
 WRL Great Companies -- AmericaSM(5)                                         N/A              5.70%      05/01/2000
 WRL Great Companies -- TechnologySM(5)                                      N/A            (40.25)%     05/01/2000
 WRL Great Companies -- Global2(6)                                           N/A             N/A         09/01/2000
 WRL Gabelli Global Growth(6)                                                N/A             N/A         09/01/2000
 WRL LKCM Capital Growth(6)                                                  N/A             N/A         12/01/2000
 Fidelity VIP III Growth Opportunities Portfolio -- Service Class 2(5)       N/A            (21.67)%     05/01/2000
 Fidelity VIP II Contrafund(R) Portfolio -- Service Class 2(5)               N/A            (13.50)%     05/01/2000
 Fidelity VIP Equity-Income Portfolio -- Service Class 2(5)                  N/A              2.51%      05/01/2000

(1) Yield more closely reflects the current earnings of the WRL J.P. Morgan Money Market subaccount than its total return. An investment in the WRL J.P. Morgan Money Market subaccount is not insured or guaranteed by the FDIC. While this subaccount seeks to preserve its value at $1.00 per share, it is possible to lose money by investing in this subaccount.
(2) Refers to the date when the separate account first invested in the underlying portfolios.
(3) This portfolio is available for investment only to Contract owners who purchased the Contract before September 1, 2000.
(4) Formerly, WRL Goldman Sachs Small Cap. Effective May 1, 2001, the portfolio will be sub-advised by Munder Capital Management. Effective May 29, 2001, subject to shareholder approval, this portfolio will have a new investment objective.
(5) Not annualized.
(6) We do not show performance for subaccounts with less than 6 months performance.

                                             TABLE 2
                   STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS OF THE SUBACCOUNTS
                               (ASSUMES SURRENDER AND SELECTION OF
                                COMPOUNDING MINIMUM DEATH BENEFIT
                         WITHOUT GUARANTEED MINIMUM DEATH BENEFIT RIDER)
                         (TOTAL SEPARATE ACCOUNT ANNUAL EXPENSES: 1.65%)
                                                                            1 YEAR       5 YEARS
                                                                             ENDED        ENDED
 SUBACCOUNT                                                               12/31/2000   12/31/2000
 WRL J.P. Morgan Money Market(1)                                             (2.67)%       2.85%
 WRL AEGON Bond                                                               2.01%        2.67%
 WRL Janus Growth                                                           (37.15)%      18.49%
 WRL Janus Global(3)                                                        (25.94)%      20.26%
 WRL LKCM Strategic Total Return                                            (12.39)%       8.18%
 WRL Van Kampen Emerging Growth                                             (20.41)%      26.59%
 WRL Alger Aggressive Growth                                                (39.49)%      16.38%
 WRL AEGON Balanced                                                          (2.96)%       6.15%
 WRL Federated Growth & Income                                               19.98%        9.65%
 WRL Dean Asset Allocation                                                    8.23%        7.38%
 WRL C.A.S.E. Growth                                                        (29.06)%       5.54%
 WRL NWQ Value Equity                                                         6.25%       N/A
 WRL GE International Equity                                                (23.43)%      N/A
 WRL GE U.S. Equity                                                          (9.47)%      N/A
 WRL Third Avenue Value                                                      26.18%       N/A
 WRL J.P. Morgan Real Estate Securities                                      20.42%       N/A
 WRL Goldman Sachs Growth                                                   (16.58)%      N/A
 WRL Munder Net50(4)                                                         (8.95)%      N/A
 WRL T. Rowe Price Dividend Growth                                            1.01%       N/A
 WRL T. Rowe Price Small Cap                                                (17.00)%      N/A
 WRL Salomon All Cap                                                          9.30%       N/A
 WRL Pilgrim Baxter Mid Cap                                                 (22.84)%      N/A
 WRL Dreyfus Mid Cap                                                          4.01%       N/A
 WRL Value Line Aggressive Growth(5)                                         N/A          N/A
 WRL Great Companies -- AmericaSM(5)                                         N/A          N/A
 WRL Great Companies -- TechnologySM(5)                                      N/A          N/A
 WRL Great Companies -- Global2(6)                                           N/A          N/A
 WRL Gabelli Global Growth(6)                                                N/A          N/A
 WRL LKCM Capital Growth(6)                                                  N/A          N/A
 Fidelity VIP III Growth Opportunities Portfolio -- Service Class 2(5)       N/A          N/A
 Fidelity VIP II Contrafund(R) Portfolio -- Service Class 2(5)               N/A          N/A
 Fidelity VIP Equity-Income Portfolio -- Service Class 2(5)                  N/A          N/A



                                                                           10 YEARS    INCEPTION OF THE   SUBACCOUNT
                                                                             ENDED       SUBACCOUNT TO    INCEPTION
 SUBACCOUNT                                                               12/31/2000     12/31/2000(2)     DATE(2)
 WRL J.P. Morgan Money Market(1)                                              2.86%           3.35%      02/24/1989
 WRL AEGON Bond                                                               5.97%           6.44%      02/24/1989
 WRL Janus Growth                                                            17.47%          17.20%      02/24/1989
 WRL Janus Global(3)                                                         N/A             19.09%      12/03/1992
 WRL LKCM Strategic Total Return                                             N/A              9.55%      03/01/1993
 WRL Van Kampen Emerging Growth                                              N/A             23.79%      03/01/1993
 WRL Alger Aggressive Growth                                                 N/A             16.59%      03/01/1994
 WRL AEGON Balanced                                                          N/A              6.13%      03/01/1994
 WRL Federated Growth & Income                                               N/A              9.55%      03/01/1994
 WRL Dean Asset Allocation                                                   N/A              9.29%      01/03/1995
 WRL C.A.S.E. Growth                                                         N/A              8.40%      05/01/1995
 WRL NWQ Value Equity                                                        N/A              9.19%      05/01/1996
 WRL GE International Equity                                                 N/A              3.65%      01/02/1997
 WRL GE U.S. Equity                                                          N/A             13.59%      01/02/1997
 WRL Third Avenue Value                                                      N/A              9.94%      01/02/1998
 WRL J.P. Morgan Real Estate Securities                                      N/A             (1.76)%     05/01/1998
 WRL Goldman Sachs Growth                                                    N/A             (1.18)%     05/03/1999
 WRL Munder Net50(4)                                                         N/A              4.05%      05/03/1999
 WRL T. Rowe Price Dividend Growth                                           N/A             (4.97)%     05/03/1999
 WRL T. Rowe Price Small Cap                                                 N/A              9.48%      05/03/1999
 WRL Salomon All Cap                                                         N/A             14.87%      05/03/1999
 WRL Pilgrim Baxter Mid Cap                                                  N/A             23.05%      05/03/1999
 WRL Dreyfus Mid Cap                                                         N/A              6.29%      05/03/1999
 WRL Value Line Aggressive Growth(5)                                         N/A            (17.72)%     05/01/2000
 WRL Great Companies -- AmericaSM(5)                                         N/A              5.51%      05/01/2000
 WRL Great Companies -- TechnologySM(5)                                      N/A            (40.36)%     05/01/2000
 WRL Great Companies -- Global2(6)                                           N/A             N/A         09/01/2000
 WRL Gabelli Global Growth(6)                                                N/A             N/A         09/01/2000
 WRL LKCM Capital Growth(6)                                                  N/A             N/A         12/01/2000
 Fidelity VIP III Growth Opportunities Portfolio -- Service Class 2(5)       N/A            (21.81)%     05/01/2000
 Fidelity VIP II Contrafund(R) Portfolio -- Service Class 2(5)               N/A            (13.66)%     05/01/2000
 Fidelity VIP Equity-Income Portfolio -- Service Class 2(5)                  N/A              2.33%      05/01/2000

(1) Yield more closely reflects the current earnings of the WRL J.P. Morgan Money Market subaccount than its total return. An investment in the WRL J.P. Morgan Money Market subaccount is not insured or guaranteed by the FDIC. While this subaccount seeks to preserve its value at $1.00 per share, it is possible to lose money by investing in this subaccount.
(2) Refers to the date when the separate account first invested in the underlying portfolios.
(3) This portfolio is available for investment only to Contract owners who purchased the Contract before September 1, 2000.
(4) Formerly, WRL Goldman Sachs Small Cap. Effective May 1, 2001, the portfolio will be sub-advised by Munder Capital Management. Effective May 29, 2001, subject to shareholder approval, this portfolio will have a new investment objective.
(5) Not annualized.
(6) We do not show performance for subaccounts with less than 6 months performance.

NON-STANDARDIZED PERFORMANCE DATA

     In addition to the standardized data discussed above, similar performance data for other periods may also be shown.

     We may from time to time also advertise or disclose average annual total return or other performance data in non-standardized formats for the subaccounts. The non-standardized performance data may make different assumptions regarding the amount invested, the time periods shown, or the effect of partial surrenders or annuity payments.

     All non-standardized performance data will be advertised only if the standardized performance data as shown in Tables 1 and 2 is also disclosed. For additional information regarding the calculation of other performance data, please refer to the SAI.

     Based on the method of calculation described in the SAI, the non-standardized average annual total returns for periods from inception of the subaccounts investing in the underlying portfolios to December 31, 2000, and for the one, five and ten-year periods ended December 31, 1999 are shown in Table 3 below. Total returns shown reflect deductions of 1.00% for the mortality and expense risk charge for the standard death benefit, 0.40% for the administrative charge and $30 for the annual Contract charge. (Based on an average Contract size of $53,428, the annual Contract charge translates into a charge of 0.06%.) Total returns shown in Table 4 reflect the non-standardized total returns of Table 3 adjusted to reflect 1.25% for the mortality and expense risk charge (assuming selection of the compounding minimum death benefit), 0.40% for the administrative charge, and $30 for the annual Contract charge. THE OPTIONAL GUARANTEED MINIMUM INCOME BENEFIT RIDER CHARGE OF 0.30% OF MAV HAS NOT BEEN DEDUCTED. The non-standardized average annual total return figures shown in Tables 3 and 4 are based on the assumption that the Contract is not surrendered; therefore, the surrender charge is not imposed.

                                              TABLE 3
                           NON-STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS
                   (ASSUMES NO SURRENDER AND SELECTION OF STANDARD DEATH BENEFIT
                         WITHOUT GUARANTEED MINIMUM INCOME BENEFIT RIDER)
                          (TOTAL SEPARATE ACCOUNT ANNUAL EXPENSES: 1.40%)
                                                                             1 YEAR       5 YEARS
                                                                              ENDED        ENDED
 SUBACCOUNT                                                                12/31/2000   12/31/2000
 WRL J.P. Morgan Money Market(1)                                               4.59%        3.81%
 WRL AEGON Bond                                                                9.28%        3.64%
 WRL Janus Growth                                                            (29.97)%      19.19%
 WRL Janus Global(3)                                                         (18.74)%      20.94%
 WRL LKCM Strategic Total Return                                              (5.15)%       9.03%
 WRL Van Kampen Emerging Growth                                              (13.19)%      27.21%
 WRL Alger Aggressive Growth                                                 (32.32)%      17.10%
 WRL AEGON Balanced                                                            4.30%        7.04%
 WRL Federated Growth & Income                                                27.30%       10.47%
 WRL Dean Asset Allocation                                                    15.52%        8.24%
 WRL C.A.S.E. Growth                                                         (21.86)%       6.46%
 WRL NWQ Value Equity                                                         13.53%       N/A
 WRL GE International Equity                                                 (16.22)%      N/A
 WRL GE U.S. Equity                                                           (2.22)%      N/A
 WRL Third Avenue Value                                                       33.51%       N/A
 WRL J.P. Morgan Real Estate Securities                                       27.74%       N/A
 WRL Goldman Sachs Growth                                                     (9.35)%      N/A
 WRL Munder Net50(4)                                                          (1.71)%      N/A
 WRL T. Rowe Price Dividend Growth                                             8.28%       N/A
 WRL T. Rowe Price Small Cap                                                  (9.78)%      N/A
 WRL Salomon All Cap                                                          16.59%       N/A
 WRL Pilgrim Baxter Mid Cap                                                  (15.63)%      N/A
 WRL Dreyfus Mid Cap                                                          11.29%       N/A
 WRL Value Line Aggressive Growth(5)                                          N/A          N/A
 WRL Great Companies -- AmericaSM(5)                                          N/A          N/A
 WRL Great Companies -- TechnologySM(5)                                       N/A          N/A
 WRL Great Companies -- Global2(6)                                            N/A          N/A
 WRL Gabelli Global Growth(6)                                                 N/A          N/A
 WRL LKCM Capital Growth(6)                                                   N/A          N/A
 Fidelity VIP III Growth Opportunities Portfolio -- Service Class 2 (5)       N/A          N/A
 Fidelity VIP II Contrafund(R) Portfolio -- Service Class 2(5)                N/A          N/A
 Fidelity VIP Equity-Income Portfolio -- Service Class 2(5)                   N/A          N/A



                                                                            10 YEARS    INCEPTION OF THE   SUBACCOUNT
                                                                              ENDED       SUBACCOUNT TO    INCEPTION
 SUBACCOUNT                                                                12/31/2000     12/31/2000(2)     DATE(2)
 WRL J.P. Morgan Money Market(1)                                               3.12%           3.61%      02/24/1989
 WRL AEGON Bond                                                                6.25%           6.72%      02/24/1989
 WRL Janus Growth                                                             17.84%          17.55%      02/24/1989
 WRL Janus Global(3)                                                          N/A             19.39%      12/03/1992
 WRL LKCM Strategic Total Return                                              N/A              9.83%      03/01/1993
 WRL Van Kampen Emerging Growth                                               N/A             24.10%      03/01/1993
 WRL Alger Aggressive Growth                                                  N/A             17.01%      03/01/1994
 WRL AEGON Balanced                                                           N/A              6.61%      03/01/1994
 WRL Federated Growth & Income                                                N/A             10.00%      03/01/1994
 WRL Dean Asset Allocation                                                    N/A              9.89%      01/03/1995
 WRL C.A.S.E. Growth                                                          N/A              9.04%      05/01/1995
 WRL NWQ Value Equity                                                         N/A             10.08%      05/01/1996
 WRL GE International Equity                                                  N/A              5.02%      01/02/1997
 WRL GE U.S. Equity                                                           N/A             14.72%      01/02/1997
 WRL Third Avenue Value                                                       N/A             11.86%      01/02/1998
 WRL J.P. Morgan Real Estate Securities                                       N/A              0.76%      05/01/1998
 WRL Goldman Sachs Growth                                                     N/A              3.26%      05/03/1999
 WRL Munder Net50(4)                                                          N/A              8.37%      05/03/1999
 WRL T. Rowe Price Dividend Growth                                            N/A             (0.43)%     05/03/1999
 WRL T. Rowe Price Small Cap                                                  N/A             13.69%      05/03/1999
 WRL Salomon All Cap                                                          N/A             18.98%      05/03/1999
 WRL Pilgrim Baxter Mid Cap                                                   N/A             27.01%      05/03/1999
 WRL Dreyfus Mid Cap                                                          N/A             10.56%      05/03/1999
 WRL Value Line Aggressive Growth(5)                                          N/A            (10.57)%     05/01/2000
 WRL Great Companies -- AmericaSM(5)                                          N/A             12.70%      05/01/2000
 WRL Great Companies -- TechnologySM(5)                                       N/A            (33.25)%     05/01/2000
 WRL Great Companies -- Global2(6)                                            N/A             N/A         09/01/2000
 WRL Gabelli Global Growth(6)                                                 N/A             N/A         09/01/2000
 WRL LKCM Capital Growth(6)                                                   N/A             N/A         12/01/2000
 Fidelity VIP III Growth Opportunities Portfolio -- Service Class 2 (5)       N/A            (14.67)%     05/01/2000
 Fidelity VIP II Contrafund(R) Portfolio -- Service Class 2(5)                N/A             (6.50)%     05/01/2000
 Fidelity VIP Equity-Income Portfolio -- Service Class 2(5)                   N/A              9.51%      05/01/2000

(1) Yield more closely reflects the current earnings of the WRL J.P. Morgan Money Market subaccount than its total return. An investment in the WRL J.P. Morgan Money Market subaccount is not insured or guaranteed by the FDIC. While this subaccount seeks to preserve its value at $1.00 per share, it is possible to lose money by investing in this subaccount.
(2) Refers to the date when the separate account first invested in the underlying portfolios.
(3) This portfolio is available for investment only to Contract owners who purchased the Contract before September 1, 2000.
(4) Formerly, WRL Goldman Sachs Small Cap. Effective May 1, 2001, the portfolio will be sub-advised by Munder Capital Management. Effective May 29, 2001, subject to shareholder approval, this portfolio will have a new investment objective.
(5) Not annualized.
(6) We do not show performance for subaccounts with less than 6 months performance.

                                             TABLE 4
                              NON-STANDARDIZED AVERAGE TOTAL RETURNS
                              (ASSUMES NO SURRENDER AND SELECTION OF
                              COMPOUNDING MINIMUM DEATH BENEFIT AND
                         WITHOUT GUARANTEED MINIMUM INCOME BENEFIT RIDER)
                         (TOTAL SEPARATE ACCOUNT ANNUAL EXPENSES: 1.65%)
                                                                            1 YEAR       5 YEARS
                                                                             ENDED        ENDED
 SUBACCOUNT                                                               12/31/2000   12/31/2000
 WRL J.P. Morgan Money Market(1)                                              4.33%        3.55%
 WRL AEGON Bond                                                               9.01%        3.38%
 WRL Janus Growth                                                           (30.15)%      18.90%
 WRL Janus Global(3)                                                        (18.94)%      20.64%
 WRL LKCM Strategic Total Return                                             (5.39)%       8.76%
 WRL Van Kampen Emerging Growth                                             (13.41)%      26.90%
 WRL Alger Aggressive Growth                                                (32.49)%      16.81%
 WRL AEGON Balanced                                                           4.04%        6.78%
 WRL Federated Growth & Income                                               26.98%       10.20%
 WRL Dean Asset Allocation                                                   15.23%        7.97%
 WRL C.A.S.E. Growth                                                        (22.06)%       6.18%
 WRL NWQ Value Equity                                                        13.25%       N/A
 WRL GE International Equity                                                (16.43)%      N/A
 WRL GE U.S. Equity                                                          (2.47)%      N/A
 WRL Third Avenue Value                                                      33.18%       N/A
 WRL J.P. Morgan Real Estate Securities                                      27.42%       N/A
 WRL Goldman Sachs Growth                                                    (9.58)%      N/A
 WRL Munder Net50(4)                                                         (1.95)%      N/A
 WRL T. Rowe Price Dividend Growth                                            8.01%       N/A
 WRL T. Rowe Price Small Cap                                                (10.00)%      N/A
 WRL Salomon All Cap                                                         16.30%       N/A
 WRL Pilgrim Baxter Mid Cap                                                 (15.84)%      N/A
 WRL Dreyfus Mid Cap                                                         11.01%       N/A
 WRL Value Line Aggressive Growth(5)                                         N/A          N/A
 WRL Great Companies -- AmericaSM(5)                                         N/A          N/A
 WRL Great Companies -- TechnologySM(5)                                      N/A          N/A
 WRL Great Companies -- Global2(6)                                           N/A          N/A
 WRL Gabelli Global Growth(6)                                                N/A          N/A
 WRL LKCM Capital Growth(6)                                                  N/A          N/A
 Fidelity VIP III Growth Opportunities Portfolio -- Service Class 2(5)       N/A          N/A
 Fidelity VIP II Contrafund(R) Portfolio -- Service Class 2(5)               N/A          N/A
 Fidelity VIP Equity-Income Portfolio -- Service Class 2(5)                  N/A          N/A



                                                                           10 YEARS    INCEPTION OF THE   SUBACCOUNT
                                                                             ENDED       SUBACCOUNT TO    INCEPTION
 SUBACCOUNT                                                               12/31/2000     12/31/2000(2)     DATE(2)
 WRL J.P. Morgan Money Market(1)                                              2.86%           3.35%      02/24/1989
 WRL AEGON Bond                                                               5.97%           6.44%      02/24/1989
 WRL Janus Growth                                                            17.47%          17.20%      02/24/1989
 WRL Janus Global(3)                                                         N/A             19.09%      12/03/1992
 WRL LKCM Strategic Total Return                                             N/A              9.55%      03/01/1993
 WRL Van Kampen Emerging Growth                                              N/A             23.79%      03/01/1993
 WRL Alger Aggressive Growth                                                 N/A             16.71%      03/01/1994
 WRL AEGON Balanced                                                          N/A              6.34%      03/01/1994
 WRL Federated Growth & Income                                               N/A              9.72%      03/01/1994
 WRL Dean Asset Allocation                                                   N/A              9.61%      01/03/1995
 WRL C.A.S.E. Growth                                                         N/A              8.76%      05/01/1995
 WRL NWQ Value Equity                                                        N/A              9.80%      05/01/1996
 WRL GE International Equity                                                 N/A              4.75%      01/02/1997
 WRL GE U.S. Equity                                                          N/A             14.43%      01/02/1997
 WRL Third Avenue Value                                                      N/A             11.58%      01/02/1998
 WRL J.P. Morgan Real Estate Securities                                      N/A              0.51%      05/01/1998
 WRL Goldman Sachs Growth                                                    N/A              3.01%      05/03/1999
 WRL Munder Net50(4)                                                         N/A              8.10%      05/03/1999
 WRL T. Rowe Price Dividend Growth                                           N/A             (0.68)%     05/03/1999
 WRL T. Rowe Price Small Cap                                                 N/A             13.40%      05/03/1999
 WRL Salomon All Cap                                                         N/A             18.68%      05/03/1999
 WRL Pilgrim Baxter Mid Cap                                                  N/A             26.69%      05/03/1999
 WRL Dreyfus Mid Cap                                                         N/A             10.29%      05/03/1999
 WRL Value Line Aggressive Growth(5)                                         N/A            (10.72)%     05/01/2000
 WRL Great Companies -- AmericaSM(5)                                         N/A             12.51%      05/01/2000
 WRL Great Companies -- TechnologySM(5)                                      N/A            (33.36)%     05/01/2000
 WRL Great Companies -- Global2(6)                                           N/A             N/A         09/01/2000
 WRL Gabelli Global Growth(6)                                                N/A             N/A         09/01/2000
 WRL LKCM Capital Growth(6)                                                  N/A             N/A         12/01/2000
 Fidelity VIP III Growth Opportunities Portfolio -- Service Class 2(5)       N/A            (14.81)%     05/01/2000
 Fidelity VIP II Contrafund(R) Portfolio -- Service Class 2(5)               N/A             (6.66)%     05/01/2000
 Fidelity VIP Equity-Income Portfolio -- Service Class 2(5)                  N/A              9.33%      05/01/2000

(1) Yield more closely reflects the current earnings of the WRL J.P. Morgan Money Market subaccount than its total return. An investment in the WRL J.P. Morgan Money Market subaccount is not insured or guaranteed by the FDIC. While this subaccount seeks to preserve its value at $1.00 per share, it is possible to lose money by investing in this subaccount.
(2) Refers to the date when the separate account first invested in the underlying portfolios.
(3) This portfolio is available for investment only to Contract owners who purchased the Contract before September 1, 2000.
(4) Formerly, WRL Goldman Sachs Small Cap. Effective May 1, 2001, the portfolio will be sub-advised by Munder Capital Management. Effective May 29, 2001, subject to shareholder approval, this portfolio will have a new investment objective.
(5) Not annualized.
(6) We do not show performance for subaccounts with less than 6 months performance.

     ADJUSTED HISTORICAL PERFORMANCE DATA. We may disclose historic performance data for the portfolios since their inception reduced by some or all of the fees and charges under the Contract. Such adjusted historic performance would include data that precedes the inception dates of the subaccounts investing in the underlying portfolios. This data is designed to show the performance that would have resulted if the Contract had been in existence during that time, based on the portfolio's performance. This data assumes that the subaccounts available under the Contract were in existence for the same period as the portfolio with a level of charges equal to those currently assessed under the Contract. This data is not intended to indicate future performance.

                       STATEMENT OF ADDITIONAL INFORMATION

                              WRL FREEDOM PREMIER(SM)
                                VARIABLE ANNUITY

                                 Issued through
                           WRL SERIES ANNUITY ACCOUNT


                                   Offered by
                   WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

                              570 Carillon Parkway
                          St. Petersburg, Florida 33716

This Statement of Additional Information ("SAI") expands upon subjects discussed in the current prospectus for the WRL Freedom PremierSM variable annuity offered by Western Reserve Life Assurance Co. of Ohio. You may obtain a copy of the prospectus dated May 1, 2001 by calling 1-800-851-9777, Ext. 6538 (Monday - Friday 8:00 a.m. - 7:00 p.m. Eastern Time), or by writing to the administrative office, Western Reserve Life, Annuity Department, P. O. Box 9051, Clearwater, Florida 33758-9051. The prospectus sets forth information that a prospective investor should know before investing in a Contract. Terms used in the current prospectus for the Contract are incorporated in this SAI.

This SAI is not a prospectus and should be read only in conjunction with the prospectus for the Contract and the WRL Series Annuity Account.


                               Dated: May 1, 2001



WRL00025-5/2001

                                TABLE OF CONTENTS

                                                                            Page

DEFINITIONS OF SPECIAL TERMS................................................   1

THE CONTRACT--GENERAL PROVISIONS............................................   3
     Owner..................................................................   3
     Entire Contract........................................................   3
     Misstatement of Age or Gender..........................................   3
     Addition, Deletion or Substitution of Investments......................   3
     Annuity Payment Options................................................   4
     Death Benefit..........................................................   4
     Assignment.............................................................   7
     Proof of Age, Gender and Survival......................................   7
     Non-Participating......................................................   7
     Employee and Agent Purchases...........................................   7

CERTAIN FEDERAL INCOME TAX CONSEQUENCES ....................................   7
     Tax Status of the Contract.............................................   7
     Taxation of Western Reserve............................................  10

INVESTMENT EXPERIENCE.......................................................  10
     Accumulation Units.....................................................  10
     Accumulation Unit Value................................................  10
     Annuity Unit Value and Annuity Payment Rates...........................  11
     Guaranteed Minimum Income Benefit Rider - Hypothetical Illustrations...  12

HISTORICAL PERFORMANCE DATA ................................................  13
     Money Market Yields....................................................  13
     Other Subaccount Yields................................................  14
     Total Returns..........................................................  15
     Other Performance Data.................................................  15
     Advertising and Sales Literature.......................................  16

PUBLISHED RATINGS...........................................................  16

ADMINISTRATION..............................................................  16

RECORDS AND REPORTS.........................................................  16

DISTRIBUTION OF THE CONTRACTS...............................................  16

OTHER PRODUCTS..............................................................  17

CUSTODY OF ASSETS...........................................................  17

LEGAL MATTERS...............................................................  17

INDEPENDENT AUDITORS........................................................  17

OTHER INFORMATION...........................................................  18

FINANCIAL STATEMENTS........................................................  18

                          DEFINITIONS OF SPECIAL TERMS

--------------------------------------------------------------------------------
accumulation period                The period between the Contract date and the
                                   maturity date while the Contract is in force.
--------------------------------------------------------------------------------
accumulation unit value            An accounting unit of measure we use to
                                   calculate subaccount values during the
                                   accumulation period.
--------------------------------------------------------------------------------
administrative                     Our administrative office and mailing address
office                             is P. O. Box 9051, Clearwater, Florida
                                   33758-9051. Our street address is 570
                                   Carillon Parkway, St. Petersburg, Florida
                                   33716. Our phone number is
                                   1-800-851-9777.
--------------------------------------------------------------------------------
age                                The issue age is the annuitant's age on
                                   his/her birthday immediately preceding the
                                   Contract date. Attained age is the issue age
                                   plus the number of completed Contract years.
                                   When we use the term "age" in this SAI, it
                                   has the same meaning as "attained age" in the
                                   Contract.
--------------------------------------------------------------------------------
annuitant                          The person you named in the application (or
                                   later changed), to receive annuity payments.
                                   The annuitant may be changed as provided in
                                   the Contract's death benefit provisions and
                                   annuity provision.
--------------------------------------------------------------------------------
annuity unit value                 An accounting unit of measure we use to
                                   calculate annuity payments from the
                                   subaccounts after the maturity date.
--------------------------------------------------------------------------------
annuity value                      The sum of the separate account value and the
                                   fixed account value at the end of any
                                   valuation period.
--------------------------------------------------------------------------------
beneficiary(ies)                   The person(s) you elect to receive the death
                                   benefit proceeds under the Contract.
--------------------------------------------------------------------------------
cash value                         The annuity value less any applicable premium
                                   taxes, any surrender charge and any
                                   Guaranteed Minimum Income Benefit Rider
                                   charge.
--------------------------------------------------------------------------------
Code                               The Internal Revenue Code of 1986, as
                                   amended.
--------------------------------------------------------------------------------
Contract date                      The later of the date on which the initial
                                   premium payment is received, or the date that
                                   the properly completed application is
                                   received, at Western Reserve's administrative
                                   office. It is also the date when, depending
                                   on your state of residence, we allocate your
                                   premium payment(s) either to the reallocation
                                   account or to the fixed account and the
                                   subaccounts you selected on your application.
                                   We measure Monthiversaries, Contract years
                                   and Contract anniversaries from the Contract
                                   date.
--------------------------------------------------------------------------------
death report day                   The valuation date on which we have received
                                   both proof of death of the owner who is the
                                   annuitant and your beneficiary's election
                                   regarding payment.
--------------------------------------------------------------------------------
fixed account                      An option to which you can direct your money
                                   under the Contract, other than the separate
                                   account. It provides a guarantee of principal
                                   and interest. The assets supporting the fixed
                                   account are held in the general account. The
                                   fixed account is not available in all states.
--------------------------------------------------------------------------------
fixed account value                During the accumulation period, your
                                   Contract's value in the fixed account.
--------------------------------------------------------------------------------
funds                              Investment companies which are registered
                                   with the U.S. Securities and Exchange
                                   Commission. The Contract allows you to invest
                                   in the portfolios of the funds through our
                                   subaccounts. We reserve the right to add
                                   other registered investment companies to the
                                   Contract in the future.
--------------------------------------------------------------------------------
in force                           Condition under which the Contract is active
                                   and the owner is entitled to exercise all
                                   rights under the Contract.
--------------------------------------------------------------------------------
maturity date                      The date on which the accumulation period
                                   ends and annuity payments begin. The latest
                                   maturity date is the annuitant's 95th
                                   birthday.
--------------------------------------------------------------------------------
Monthiversary                      The same day in the month as the Contract
                                   date. When there is no date in a calendar
                                   month that coincides with the Contract date,
                                   the Monthiversary is the first day of the
                                   next month.
--------------------------------------------------------------------------------
NYSE                               New York Stock Exchange.
--------------------------------------------------------------------------------
nonqualified Contracts             Contracts issued other than in connection
                                   with retirement plans.
--------------------------------------------------------------------------------
owner                              The person(s) entitled to exercise all rights
(you, your)                        under the Contract. The is the owner unless
                                   the application states otherwise, or a change
                                   of ownership is made at a later time. Joint
                                   owners may be named, provided the joint
                                   owners are husband and wife. Joint ownership
                                   is not available in all states.
--------------------------------------------------------------------------------
portfolio                          A separate investment portfolio of a fund.
--------------------------------------------------------------------------------
premium payments                   Amounts paid by an owner or on the owner's
                                   behalf to Western Reserve as consideration
                                   for the benefits provided by the Contract.
                                   When we use the term "premium payment" in
                                   this SAI, it has the same meaning as "net
                                   premium payment" in the Contract, which means
                                   the premium payment less any applicable
                                   premium taxes.
--------------------------------------------------------------------------------
qualified Contracts                Contracts issued in connection with
                                   retirement plans that qualify for special
                                   federal income tax treatment under the Code.
--------------------------------------------------------------------------------
reallocation account               The WRL J.P. Morgan Money Market subaccount.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
reallocation date                  The date shown on the schedule page of your
                                   Contract when we reallocate all annuity value
                                   held in the reallocation account to the fixed
                                   account and subaccounts you selected. We
                                   place your premium in the reallocation
                                   account only if your state requires us to
                                   return the full premium in the event you
                                   exercise your right to cancel. In all other
                                   states, the reallocation date is the Contract
                                   date.
--------------------------------------------------------------------------------
separate account                   WRL Series Annuity Account, a separate
                                   account composed of subaccounts established
                                   to receive and invest premium payments not
                                   allocated to the fixed account.
--------------------------------------------------------------------------------
separate account value             During the accumulation period, your
                                   Contract's value in the separate account,
                                   which equals the sum of the values in each
                                   subaccount.
--------------------------------------------------------------------------------
subaccount                         A subdivision of the separate account that
                                   invests exclusively in the shares of a
                                   specified portfolio and supports the
                                   Contracts. Subaccounts corresponding to each
                                   portfolio hold assets under the Contract
                                   during the accumulation period. Other
                                   subaccounts corresponding to each portfolio
                                   will hold assets after the maturity date if
                                   you select a variable annuity payment option.
--------------------------------------------------------------------------------
surrender                          The termination of a Contract at the option
                                   of the owner.
--------------------------------------------------------------------------------
valuation date/                    Each day on which the NYSE is open for
business day                       trading, except when a subaccount's
                                   corresponding portfoli does not value its
                                   shares. Western Reserve is open for business
                                   on each day that the NYSE is open. When we
                                   use the term "business day," it has the same
                                   meaning as valuation date.
--------------------------------------------------------------------------------
valuation period                   The period of time over which we determine
                                   the change in the value of the subaccounts in
                                   order to price accumulation units and annuity
                                   units. Each valuation period begins at the
                                   close of normal trading on the NYSE
                                   (currently 4:00 p.m. Eastern Time on each
                                   valuation date) and ends at the close of
                                   normal trading of the NYSE on the next
                                   valuation date.
--------------------------------------------------------------------------------
Western Reserve                    Western Reserve Life Assurance Co. of Ohio.
(we, us, our)
--------------------------------------------------------------------------------

In order to supplement the description in the prospectus, the following provides additional information about Western Reserve and the Contract, which may be of interest to a prospective purchaser.

                        THE CONTRACT--GENERAL PROVISIONS

OWNER

The Contract shall belong to the owner upon issuance of the Contract after completion of an application and delivery of the initial premium payment. While the annuitant is living, the owner may: (1) assign the Contract; (2) surrender the Contract; (3) amend or modify the Contract with Western Reserve's consent;
(4) receive annuity payments or name a payee to receive the payments; and (5) exercise, receive and enjoy every other right and benefit contained in the Contract. The exercise of these rights may be subject to the consent of any assignee or irrevocable beneficiary; and of the owner's spouse in a community or marital property state.

A joint owner may only be a spouse and may be named in the Contract application or in a written notice. The surviving joint owner will become the sole owner upon the other joint owner's death, if one joint owner dies before the annuitant. If the surviving joint owner dies before the annuitant, the surviving joint owner's estate will become the owner if no beneficiary is named and alive. However, if a beneficiary is named and alive, the beneficiary will receive the death benefit.

The owner may change the ownership of the Contract in a written notice. When this change takes effect, all rights of ownership in the Contract will pass to the new owner. A change of ownership may have tax consequences.

When there is a change of owner, the change will take effect as of the date Western Reserve accepts the written notice. We assume no liability for any payments made, or actions taken before a change is accepted, and shall not be responsible for the validity or effect of any change of ownership. Changing the owner cancels any prior choice of owner, but does not change the designation of the beneficiary or the annuitant.

ENTIRE CONTRACT

The Contract and any endorsements thereon and the Contract application constitute the entire contract between Western Reserve and the owner. All statements in the application are representations and not warranties. No statement will cause the Contract to be void or to be used in defense of a claim unless contained in the application.

MISSTATEMENT OF AGE OR GENDER

If the age or gender of the annuitant has been misstated, Western Reserve will change the annuity benefit payable to that which the premium payments would have purchased for the correct age or gender. The dollar amount of any underpayment Western Reserve makes shall be paid in full with the next payment due such person or the beneficiary. The dollar amount of any overpayment made by Western Reserve due to any misstatement shall be deducted from payments subsequently accruing to such person or beneficiary. Any underpayment or overpayment will include interest at 5% per year, from the date of the wrong payment to the date of the adjustment. The age of the annuitant may be established at any time by the submission of proof Western Reserve finds satisfactory.

ADDITION, DELETION, OR SUBSTITUTION OF INVESTMENTS

We reserve the right, subject to compliance with applicable law, to make additions to, deletions from, or substitutions for the shares that are held by the separate account or that the separate account may purchase. We reserve the right to eliminate the shares of any portfolios of a fund and to substitute shares of another portfolio of a fund (or of another open-end registered investment company) if the shares of a portfolio are no longer available for investment or, if in our judgment further investment in any portfolio should become inappropriate in view of the purposes of the separate account. We will not, however, substitute shares attributable to an owner's interest in a subaccount without notice to, and prior approval of, the Securities and Exchange Commission (the "SEC") to the extent required by the Investment Company Act of 1940, as amended (the "1940 Act"), or other applicable law.

We also reserve the right to establish additional subaccounts, each of which would invest in a new portfolio of a fund, or in shares of another investment company, with a specified investment objective. New subaccounts may be established when, in the sole discretion of Western Reserve, marketing, tax, investment or other conditions warrant, and any new subaccounts will be made available to existing owners on a basis to be determined by Western Reserve. We may also eliminate one or more subaccounts if, in our sole discretion, marketing, tax, investment or other conditions warrant.

In the event of any such substitution or change, we may make such changes in the Contracts and other annuity contracts as may be necessary or appropriate to reflect such substitution or change. If deemed by us to be in the best interests of persons having voting rights under the Contracts, the separate account may be operated as a management company under the 1940 Act, or subject to any required approval, it may be deregistered under the 1940 Act in the event such registration is no longer required.

We reserve the right to change the investment objective of any subaccount. Additionally, if required by law or regulation, we will not materially change an investment objective of the separate account or of a portfolio designated for a subaccount unless a statement of change is filed with and approved by the appropriate insurance official of the state of Western Reserve's domicile, or deemed approved in accordance with such law or regulation.

ANNUITY PAYMENT OPTIONS

During the lifetime of the annuitant and prior to the maturity date, the owner may choose an annuity payment option or change the election. If no election is made prior to the maturity date, annuity payments will be made under Payment Option D as Variable Life Income with 10 years of guaranteed payments.

Thirty days prior to the maturity date, we will mail to the owner a notice and a form upon which the owner can select allocation options for the annuity proceeds as of the maturity date, which cannot be changed thereafter and will remain in effect until the Contract terminates. If a separate account annuity option is chosen, the owner must include in the written notice the subaccount allocation of the annuity proceeds as of the maturity date. If we do not receive that form or other written notice acceptable to us prior to the maturity date, the Contract's existing allocation options will remain in effect until the Contract terminates. The owner may also, prior to the maturity date, select or change the frequency of annuity payments, which may be monthly, quarterly, semi-annually or annually, provided that the annuity option and payment frequency provides for payments of at least $20 per period. If none of these is possible, a lump sum payment will be made.

Determination of the First Variable Payment. The amount of the first variable payment is determined by multiplying the annuity proceeds times the appropriate rate for the variable option selected. The rates are based on the Society of Actuaries 1983 Individual Mortality Table A with projection Scale G and a 5% effective annual assumed investment return and assuming a maturity date in the year 2000. Gender based mortality tables will be used unless prohibited by law. The amount of the first variable payment depends upon the gender (if consideration of gender is allowed under state law) and adjusted age of the annuitant. The adjusted age is the annuitant's actual age nearest birthday, at the maturity date, adjusted as follows:

           MATURITY DATE                        ADJUSTED AGE
           -------------                        ------------
           Before 2001                          Actual Age
           2001-2010                            Actual Age minus 1
           2011-2020                            Actual Age minus 2
           2021-2030                            Actual Age minus 3
           2031-2040                            Actual Age minus 4
           After 2040                           As determined by Western Reserve

This adjustment assumes an increase in life expectancy, and therefore it results in lower payments than without such an adjustment.

DETERMINATION OF ADDITIONAL VARIABLE PAYMENTS. The amount of variable annuity payments after the first will increase or decrease according to the annuity unit value which reflects the investment experience of the selected subaccount(s). Each variable annuity payment after the first will be equal to the number of units attributable to the Contract in each selected subaccount multiplied by the annuity unit value of that subaccount on the date the payment is processed. The number of such units is determined by dividing the first payment allocated to that subaccount by the annuity unit value of that subaccount on the date the first annuity payment is processed.

DEATH BENEFIT

ADJUSTED PARTIAL SURRENDER. A partial surrender will reduce the amount of your monthly step-up death benefit or compounding minimum death benefit, if selected, by an amount called the adjusted partial surrender. The reduction depends on the relationship between the monthly step-up death benefit (or compounding minimum death benefit), and annuity value. The adjusted partial surrender is the amount of a partial surrender times the ratio of [(a) divided by (b)] where:

(a) is the amount of either death benefit prior to the excess partial surrender; and
(b) is the annuity value prior to the excess partial surrender.

The following examples describe the effect of surrender on the monthly step-up death benefit or compounding minimum death benefit, and annuity value.

---------------------------------------------------------------------------------------------------
                                    EXAMPLE 1
                           (Assumed Facts for Example)
----------------- ---------------------------------------------------------------------------------
         $75,000  current monthly step-up death benefit (MSUDB) or compounding minimum death benefit (CMDB) before surrender
----------------- ---------------------------------------------------------------------------------
         $50,000  current annuity value before surrender
----------------- ---------------------------------------------------------------------------------
         $75,000  current death benefit (larger of annuity value and MSUDB or CMDB)
----------------- ---------------------------------------------------------------------------------
              6%  current surrender charge percentage
----------------- ---------------------------------------------------------------------------------
         $15,000  requested partial surrender
----------------- ---------------------------------------------------------------------------------
         $10,000  surrender charge-free amount
----------------- ---------------------------------------------------------------------------------
          $5,000  excess partial surrender-EPS  (amount subject to surrender charge)
----------------- ---------------------------------------------------------------------------------
         $319.15  surrender charge on EPS = 0.06*(5,319.15)
----------------- ---------------------------------------------------------------------------------
       $5,319.15  reduction in annuity value due to excess partial surrender = 5000 + 319.15
----------------- ---------------------------------------------------------------------------------
      $22,978.73  adjusted partial surrender = $15,319.15* (75,000/50,000)
----------------- ---------------------------------------------------------------------------------
      $52,021.27  new MSUDB or CMDB (after partial surrender) = 75,000 - 22,978.73
----------------- ---------------------------------------------------------------------------------
      $34,680.85  new annuity value (after partial surrender) = 50,000 - 15,319.15
----------------- ---------------------------------------------------------------------------------

Summary:
Reduction in MSUDB or CMDB                           =  $22,978.73
Reduction in annuity value                           =  $15,319.15

NOTE: The MSUDB or CMDB is reduced more than the annuity value since the MSUDB or CMDB was greater than the annuity value just prior to the partial surrender.

------------------------------------------------------------------------------------------------
                                    EXAMPLE 2
                           (Assumed Facts for Example)
----------------- ------------------------------------------------------------------------------
         $50,000  current monthly step-up death benefit (MSUDB) or compounding minimum death benefit (CMDB) before surrender
----------------- ------------------------------------------------------------------------------
         $75,000  current annuity value before partial surrender
----------------- ------------------------------------------------------------------------------
         $75,000  current death benefit (larger of annuity value and MSUDB or CMDB)
----------------- ------------------------------------------------------------------------------
              6%  current surrender charge percentage
----------------- ------------------------------------------------------------------------------
         $15,000  requested partial surrender
----------------- ------------------------------------------------------------------------------
         $11,250  surrender charge-free amount
----------------- ------------------------------------------------------------------------------
          $3,750  excess partial surrender-EPS  (amount subject to surrender charge)
----------------- ------------------------------------------------------------------------------
         $239.36  surrender charge on EPS less EIA = 0.06* (3,989.36)
----------------- ------------------------------------------------------------------------------
       $3,989.36  reduction in annuity value due to EPS = 3,750 + 239.36
----------------- ------------------------------------------------------------------------------
      $15,239.36  adjusted partial surrender = $15,239.36* (75,000/75,000)
----------------- ------------------------------------------------------------------------------
      $34,760.64  new MSUDB or CMDB (after partial surrender) = 50,000 -15,239.36
----------------- ------------------------------------------------------------------------------
      $59,760.64  new annuity value (after partial surrender) = 75,000 -11,250 - 3,989.36
----------------- ------------------------------------------------------------------------------

Summary:
Reduction in MSUDB or CMDB                =  $15,239.36
Reduction in annuity value                =  $15,239.36

NOTE: The MSUDB or CMDB and annuity value are reduced by the same amount since the annuity value was higher than the MSUDB or CMDB just prior to the partial surrender.

DEATH OF OWNER. Federal tax law requires that if any owner (including any surviving joint owner who has become a current owner) dies before the maturity date, then the entire value of the Contract must generally be distributed within five years of the date of death of such owner. Special rules apply where (1) the spouse of the deceased owner is the sole beneficiary, (2) an owner is not a natural person and the primary annuitant dies or is changed, or (3) any owner dies after the maturity date. See Certain Federal Income Tax Consequences on page 7 for a detailed description of these rules. Other rules may apply to qualified Contracts.

If an owner (or a surviving joint owner) is not the annuitant and dies before the annuitant:

o if no beneficiary is named and alive on the death report day, the owner's estate will become the new owner. The cash value must be distributed within five years of the former owner's death;
o if the beneficiary is alive and is the owner's spouse, the Contract will continue with the spouse as the new owner; or if the beneficiary is alive and is not the owner's spouse, the beneficiary will become the new owner. The cash value must be distributed either:
     o   within five years of the former owner's death; or
     o over the lifetime of the new owner, if a natural person, with payments beginning within one year of the former owner's death; or
     o over a period that does not exceed the life expectancy (as defined by the Code and regulations adopted under the Code) of the new owner, if a natural person, with payments beginning within one year of the former owner's death.

DEATH OF ANNUITANT. Due proof of death of the annuitant is proof that the annuitant who is an owner died prior to the commencement of annuity payments. Upon receipt of this proof and an election of a method of settlement and return of the Contract, the death benefit generally will be paid within seven days, or as soon thereafter as we have sufficient information about the beneficiary to make the payment. The beneficiary may receive the amount payable in a lump sum cash benefit, or, subject to any limitation under any state or federal law, rule, or regulation, under one of the annuity payment options unless a settlement agreement is effective at the owner's death preventing such election.

If the annuitant who is not an owner dies during the accumulation period and the owner is a natural person other than the annuitant, the owner will automatically become the annuitant and this Contract will continue. In the event of joint owners, the younger joint owner will automatically become the new annuitant and this Contract will continue. If the annuitant dies during the accumulation period and an owner is either (1) the same individual as the annuitant; or (2) other than a natural person, then the death benefit proceeds are payable to the beneficiary.

If an annuitant who is an owner dies before the maturity date, and the beneficiary is not the deceased annuitant's spouse, (1) the death benefit must be distributed within five years of the date of the annuitant/deceased owner's death, or (2) payments must begin no later than one year after the annuitant/deceased owner's death and must be made for the beneficiary's lifetime or for a period certain (so long as any certain period does not exceed the beneficiary's life expectancy). Death proceeds which are not paid to or for the benefit of a natural person must be distributed within five years of the date of the annuitant/deceased owner's death. If the sole beneficiary is the annuitant/deceased owner's surviving spouse, such spouse may elect to continue the Contract as the new annuitant and owner instead of receiving the death benefit. (See Certain Federal Income Tax Consequences on page 7.)

If the beneficiary elects to receive the death benefit proceeds under option
(1), then: (a) we will allow the beneficiary to make only one partial surrender during the five-year period. That partial surrender must be made at the time option (1) is elected. No surrender charge will apply to this surrender; (b) we will allow the beneficiary to make one transfer to and from the subaccounts and the fixed account during the five-year period. That transfer must be made at the time option (1) is elected; (c) we will deduct the annual Contract charge each year during the five-year period; (d) we will not apply any surrender charge to the total distribution of the Contract; (e) we will not permit annuitization at the end of the five-year period; and (f) if the beneficiary dies during the five-year period, we will pay the remaining value of the Contract first to the contingent beneficiary named by the owner. If no contingent beneficiary is named, then we will make payments to the beneficiary's estate. The beneficiary is not permitted to name his or her own beneficiary, unless the Contract is an IRA.

If there are joint owners, the annuitant is not the owner, and the one joint owner dies prior to the maturity date, the surviving joint owner may surrender the Contract at any time for the amount of the adjusted annuity value.

BENEFICIARY. The beneficiary designation in the application will remain in effect until changed. The owner may change the designated beneficiary during the annuitant's lifetime by sending written notice to us. The beneficiary's consent to such change is not required unless the beneficiary was irrevocably designated or law requires consent. (If an irrevocable beneficiary dies, the owner may then designate a new beneficiary.) The change will take effect as of the date the owner signs the written notice. We will not be liable for any payment made before the written notice is received at our administrative office. Unless we receive written notice from the owner to the contrary, no beneficiary may assign any payments under the Contract before such payments are due. To the extent permitted by law, no payments under the Contract will be subject to the claims of any beneficiary's creditors.

ASSIGNMENT

During the annuitant's lifetime and prior to the maturity date (subject to any irrevocable beneficiary's rights) the owner may assign any rights or benefits provided by a nonqualified Contract. The assignment of a Contract will be treated as a distribution of the annuity value for federal tax purposes. Any assignment must be made in writing and accepted by us. An assignment will be effective as of the date the request is received at our administrative office and is accepted by us. We assume no liability for any payments made or actions taken before a change is accepted and shall not be responsible for the validity or effect of any assignment.

With regard to qualified Contracts, ownership of the Contract generally may be assigned, but any assignment may be subject to restrictions, penalties, taxation as a distribution, or even prohibition under the Code, and must be permitted under the terms of the underlying retirement plan.

PROOF OF AGE, GENDER AND SURVIVAL

We may require proper proof of age and gender of any annuitant or joint annuitant prior to making the first annuity payment. Prior to making any payment, we may require proper proof that the annuitant or joint annuitant is alive and legally qualified to receive such payment. If required by law to ignore differences in gender of any payee, annuity payments will be determined using unisex rates.

NON-PARTICIPATING

The Contract will not share in Western Reserve's surplus earnings; no dividends will be paid.

EMPLOYEE AND AGENT PURCHASES

The Contract may be acquired by an employee or registered representative of any broker/dealer authorized to sell the Contract or by their spouse or minor children, or by an officer, director, trustee or bona fide full-time employee of Western Reserve or its affiliated companies or their spouse or minor children. In such a case, we may credit an amount equal to a percentage of each premium payment to the Contract due to lower acquisition costs we experience on those purchases. The credit will be reported to the Internal Revenue Service ("IRS") as taxable income to the employee or registered representative. We may offer, in our discretion, certain employer sponsored savings plans, reduced or waived fees and charges including, but not limited to, the surrender charge and the annual Contract charge, for certain sales under circumstances which may result in savings of certain costs and expenses. In addition, there may be other circumstances of which we are not presently aware which could result in reduced sales or distribution expenses. Credits to the Contract or reductions in these fees and charges will not be unfairly discriminatory against any owner.

                     CERTAIN FEDERAL INCOME TAX CONSEQUENCES

THE FOLLOWING SUMMARY DOES NOT CONSTITUTE TAX ADVICE. IT IS A GENERAL DISCUSSION OF CERTAIN OF THE EXPECTED FEDERAL INCOME TAX CONSEQUENCES OF INVESTMENT IN AND DISTRIBUTIONS WITH RESPECT TO A CONTRACT BASED ON THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, PROPOSED AND FINAL TREASURY REGULATIONS THEREUNDER, JUDICIAL AUTHORITY, AND CURRENT ADMINISTRATIVE RULINGS AND PRACTICE. THIS SUMMARY DISCUSSES ONLY CERTAIN FEDERAL INCOME TAX CONSEQUENCES TO "UNITED STATES PERSONS," AND DOES NOT DISCUSS STATE, LOCAL, OR FOREIGN TAX CONSEQUENCES. UNITED STATES PERSONS MEANS CITIZENS OR RESIDENTS OF THE UNITED STATES, DOMESTIC CORPORATIONS, DOMESTIC PARTNERSHIPS AND TRUSTS OR ESTATES THAT ARE SUBJECT TO UNITED STATES FEDERAL INCOME TAX REGARDLESS OF THE SOURCE OF THEIR INCOME.

TAX STATUS OF THE CONTRACT

The following discussion is based on the assumption that the Contract qualifies as an annuity contract for federal income tax purposes.

DIVERSIFICATION REQUIREMENTS. Section 817(h) of the Code provides that in order for a variable contract which is based on a segregated asset account to qualify as an annuity contract under the Code, the investments made by such account must be "adequately diversified" in accordance with Treasury regulations. The Treasury regulations issued under section 817(h) (Treas. Reg. ss. 1.817-5) apply a diversification requirement to each of the subaccounts of the separate account. The separate account, through the funds and their portfolios, intends to comply with the diversification requirements of the Treasury.

Section 817(h) applies to variable annuity contracts other than pension plan contracts. The regulations reiterate that the diversification requirements do not apply to pension plan contracts. All of the qualified retirement plans (described below) are defined as pension plan contracts for these purposes. Notwithstanding the exception of qualified contracts from application of the diversification rules,
                                       7
the investment vehicle for Western Reserve's qualified Contracts (i.e., the funds) will be structured to comply with the diversification standards because it serves as the investment vehicle for nonqualified contracts as well as qualified contracts.

OWNER CONTROL. In certain circumstances, owners of variable annuity contracts may be considered the owners, for federal income tax purposes, of the assets of the separate account used to support their contracts. In those circumstances, income and gains from the separate account assets would be includable in the variable annuity contract owner's gross income. Several years ago, the IRS stated in published rulings that a variable contract owner will be considered the owner of separate account assets if the contract owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. More recently, the Treasury Department announced, in connection with the issuance of regulations concerning investment diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor, rather than the insurance company, to be treated as the owner of the assets in the account." This announcement also stated that guidance would be issued by way of regulations or rulings on the "extent to which contract owners may direct their investments to particular subaccounts without being treated as owners of underlying assets."

The ownership rights under the Contract are similar to, but different in certain respects from, those described by the IRS in rulings in which it was determined that contract owners were not owners of separate account assets. For example, the owner of a Contract has the choice of one or more subaccounts in which to allocate premiums and annuity values and may be able to transfer among these accounts more frequently than in such rulings. These differences could result in owners being treated as the owners of the assets of the separate account. We, therefore, reserve the right to modify the Contracts as necessary to attempt to prevent the owners from being considered the owners of a pro rata share of the assets of the separate account.

DISTRIBUTION REQUIREMENTS. The Code also requires that nonqualified contracts contain specific provisions for distribution of contract proceeds upon the death of an owner. In order to be treated as an annuity contract for federal income tax purposes, the Code requires that such contracts provide that if any owner dies on or after the maturity date and before the entire interest in the contract has been distributed, the remaining portion must be distributed at least as rapidly as under the method in effect on such owner's death. If any owner dies before the maturity date, the entire interest in the contract must generally be distributed within five years after such owner's date of death or be applied to provide an immediate annuity under which payments will begin within one year of such owner's death and will be made for the life of the beneficiary or for a period not extending beyond the life expectancy of the beneficiary. However, if such owner's death occurs prior to the maturity date, and such owner's surviving spouse is named beneficiary, then the contract may be continued with the surviving spouse as the new owner. If any owner is not a natural person, then for purposes of these distribution requirements, the primary annuitant shall be treated as an owner and any death or change of such primary annuitant shall be treated as the death of the owner. The Contract contains provisions intended to comply with these requirements of the Code. No regulations interpreting these requirements of the Code have yet been issued and thus no assurance can be given that the provisions contained in the Contracts satisfy all such Code requirements. The provisions contained in the Contracts will be reviewed and modified if necessary to maintain their compliance with the Code requirements when clarified by regulation or otherwise.

WITHHOLDING. The portion of any distribution under a Contract that is includable in gross income will be subject to federal income tax withholding unless the recipient of such distribution elects not to have federal income tax withheld and properly notifies us. For certain qualified Contracts, certain distributions are subject to mandatory withholding. The withholding rate varies according to the type of distribution and the owner's tax status. For qualified Contracts, "eligible rollover distributions" from section 401(a) plans and section 403(b) tax-sheltered annuities are subject to a mandatory federal income tax withholding of 20%. An eligible rollover distribution is the taxable portion of any distribution from such a plan, except certain distributions such as distributions required by the Code or distributions in a specified annuity form. The 20% withholding does not apply, however, if the owner chooses a "direct rollover" from the plan to another tax-qualified plan or IRA.

QUALIFIED CONTRACTS. The qualified Contract is designed for use with several types of tax-qualified retirement plans. The tax rules applicable to participants and beneficiaries in tax-qualified retirement plans vary according to the type of plan and the terms and conditions of the plan. Special favorable tax treatment may be available for certain types of contributions and distributions. Adverse tax consequences may result from contributions in excess of specified limits; distributions prior to age 59 1/2 (subject to certain exceptions); distributions that do not conform to specified commencement and minimum distribution rules; and in other specified circumstances. Some retirement plans are subject to distribution and other requirements that are not incorporated into the Contracts and our Contract administration procedures. Owners, participants and beneficiaries are responsible for determining that contributions, distributions and other transactions with respect to the Contract comply with applicable law.

For qualified plans under sections 401(a), 403(a), 403(b), and 457, the Code requires that distributions generally must commence no later than the later of April 1 of the calendar year following the calendar year in which the owner (or plan participant) (i) reaches age 70 1/2 or (ii) retires, and must be made in a specified form or manner. If the plan participant is a "5 percent owner" (as defined in the Code), distributions generally must begin no later than April 1 of the calendar year in which the owner (or plan participant) reaches age 70 1/2. Each owner is responsible for requesting distributions under the Contract that satisfy applicable tax rules.
                                       8

We make no attempt to provide more than general information about use of the Contract with the various types of retirement plans. Purchasers of Contracts for use with any retirement plan should consult their legal counsel and tax advisor regarding the suitability of the Contract.

INDIVIDUAL RETIREMENT ANNUITIES. In order to qualify as a traditional individual retirement annuity ("IRA") under section 408(b) of the Code, a Contract must contain certain provisions: (i) the owner must be the annuitant; (ii) the Contract generally is not transferable by the owner, e.g., the owner may not designate a new owner, designate a contingent owner or assign the Contract as collateral security; (iii) the total premium payments for any calendar year on behalf of any individual may not exceed $2,000, except in the case of a rollover amount or contribution under sections 402(c), 403(a)(4), 403(b)(8) or 408(d)(3) of the Code; (iv) annuity payments or partial surrenders must begin no later than April 1 of the calendar year following the calendar year in which the annuitant attains age 70 1/2 and must be made in a specified form and manner;
(v) an annuity payment option with a period certain that will guarantee annuity payments beyond the life expectancy of the annuitant and the beneficiary may not be selected; (vi) certain payments of death benefits must be made in the event the annuitant dies prior to the distribution of the annuity value; and (vii) the entire interest of the owner is non-forfeitable. Contracts intended to qualify as traditional IRAs under section 408(b) of the Code contain such provisions. No regular contributions may be made. Amounts in the IRA (other than nondeductible contributions) are taxed when distributed from the IRA. Distributions prior to age 59 1/2 (unless certain exceptions apply) are subject to a 10% penalty tax.

No part of the funds for an IRA, including a Roth IRA, may be invested in a life insurance contract, but the regulations thereunder allow such funds to be invested in an annuity contract that provides a death benefit that equals the greater of the premiums paid or the cash value for the contract. The Contract provides an enhanced death benefit that could exceed the amount of such a permissible death benefit, but it is unclear to what extent such an enhanced death benefit could disqualify the Contract as an IRA. The IRS has not reviewed the Contract for qualification as an IRA, and has not addressed in a ruling of general applicability whether an enhanced death benefit provision, such as the provision in the Contract, comports with IRA qualification requirements.

ROTH INDIVIDUAL RETIREMENT ANNUITIES (ROTH IRA). The Roth IRA, under section 408A of the Code, contains many of the same provisions as a traditional IRA. However, there are some differences. First, the contributions are not deductible and must be made in cash or as a rollover or transfer from another Roth IRA or other IRA. A rollover from or conversion of an IRA to a Roth IRA may be subject to tax and other special rules may apply to the rollover or conversion and to distributions attributable thereto. You should consult a tax advisor before combining any converted amounts with any other Roth IRA contributions, including any other conversion amounts from other tax years. The Roth IRA is available to individuals with earned income and whose modified adjusted gross income is under $110,000 for single filers, $160,000 for married filing jointly, and $10,000 for married filing separately. The amount per individual that may be contributed to all IRAs (Roth and traditional) is $2,000. Secondly, the distributions are taxed differently. The Roth IRA offers tax-free distributions when made five tax years after the first contribution to any Roth IRA of the individual and made after attaining age 59 1/2, or to pay for qualified first time homebuyer expenses (lifetime maximum of $10,000), or due to death or disability. All other distributions are subject to income tax when made from earnings and may be subject to a premature withdrawal penalty tax unless an exception applies. A 10% penalty tax may apply to amounts attributable to a conversion from an IRA if the amounts are distributed within the five taxable years beginning with the year in which the conversion was made. Unlike the traditional IRA, there are no minimum required distributions during the owner's lifetime; however, required distributions at death are generally the same.

SECTION 403(b) PLANS. Under section 403(b) of the Code, payments made by public school systems and certain tax exempt organizations to purchase Contracts for their employees are excludable from the gross income of the employee, subject to certain limitations. However, such payments may be subject to FICA (Social Security) taxes. The Contract includes a death benefit that in some cases may exceed the greater of the premium payments or the annuity value. The death benefit could be characterized as an incidental benefit, the amount of which is limited in any tax-sheltered annuity under section 403(b). Because the death benefit may exceed this limitation, employers using the Contract in connection with such plans should consult their tax advisor. Additionally, in accordance with the requirements of the Code, section 403(b) annuities generally may not permit distribution of (i) elective contributions made in years beginning after December 31, 1988, (ii) earnings on those contributions, and (iii) earnings on amounts attributed to elective contributions held as of the end of the last year beginning before January 1, 1989. Distributions of such amounts will be allowed only upon the death of the employee, on or after attainment of age 59 1/2, separation from service, disability, or financial hardship, except that income attributable to elective contributions may not be distributed in the case of hardship.

CORPORATE PENSION, PROFIT SHARING PLANS AND H.R. 10 PLANS. Sections 401(a) and 403(a) of the Code permit corporate employers to establish various types of retirement plans for employees and self-employed individuals to establish qualified plans for themselves and their employees. Such retirement plans may permit the purchase of the Contracts to accumulate retirement savings. Adverse tax consequences to the plan, the participant or both may result if the Contract is assigned or transferred to any individual as a means to provide benefit payments. The Contract includes a death benefit that in some cases may exceed the greater of the premium payments or the annuity value. The death benefit could be characterized as an incidental benefit, the amount of which is limited in a pension or profit-sharing plan. Because the death benefit may exceed this limitation, employers using the Contract in connection with such plans should consult their tax advisor.

DEFERRED COMPENSATION PLANS. Section 457 of the Code, while not actually providing for a qualified plan (as that term is used in the Code), provides for certain deferred compensation plans with respect to service for state governments, local governments, political subdivisions, agencies, instrumentalities and certain affiliates of such entities, and tax exempt organizations. The Contracts can be used with such plans. Under such plans a participant may specify the form of investment in which his or her participation will be made. For non-governmental section 457 plans, all such investments, however, are owned by the sponsoring employer, and are subject to the claims of the general creditors of the sponsoring employer. Depending on the terms of the particular plan, a non-governmental employer may be entitled to draw on deferred amounts for purposes unrelated to its section 457 plan obligations. In general, all amounts received under a section 457 plan are taxable and are subject to federal income tax withholding as wages.

TAXATION OF WESTERN RESERVE

Western Reserve at present is taxed as a life insurance company under Part I of Subchapter L of the Code. The separate account is treated as part of us and, accordingly, will not be taxed separately as a "regulated investment company" under Subchapter M of the Code. We do not expect to incur any federal income tax liability with respect to investment income and net capital gains arising from the activities of the separate account retained as part of the reserves under the Contract. Based on this expectation, it is anticipated that no charges will be made against the separate account for federal income taxes. If, in future years, any federal income taxes are incurred by us with respect to the separate account, we may make a charge to the separate account.

                              INVESTMENT EXPERIENCE

ACCUMULATION UNITS

Allocations of a premium payment directed to a subaccount are credited in the form of accumulation units. Each subaccount has a distinct accumulation unit value. The number of units credited is determined by dividing the premium payment or amount transferred to the subaccount by the accumulation unit value of the subaccount as of the end of the valuation period during which the allocation is made. For each subaccount, the accumulation unit value for a given business day is based on the net asset value of a share of the corresponding portfolio of a fund less any applicable charges or fees.

Upon allocation to the selected subaccount of the separate account, premium payments are converted into accumulation units of the subaccount. At the end of any valuation period, a subaccount's value is equal to the number of units that your Contract has in the subaccount, multiplied by the accumulation unit value of the subaccount.

The number of units that your Contract has in each subaccount is equal to:

1.   The initial units purchased on the Contract date; plus
2. Units purchased at the time additional premium payments are allocated to the subaccount; plus
3. Units purchased through transfers from another subaccount or the fixed account; minus
4.   Any units that are redeemed to pay for partial surrenders; minus
5. Any units that are redeemed as part of a transfer to another subaccount or the fixed account; minus
6. Any units that are redeemed to pay the annual Contract charge, any premium taxes, any Guaranteed Minimum Income Benefit Rider charge and any transfer charge.

The value of an accumulation unit was arbitrarily established at $10.00 at the inception of each subaccount. Thereafter, the value of an accumulation unit is determined as of the close of the regular session of business on the NYSE, on each day the NYSE is open.

ACCUMULATION UNIT VALUE

The accumulation unit value will vary from one valuation period to the next depending on the investment results experienced by each subaccount. The accumulation unit value for each subaccount at the end of a valuation period is the result of:

1. The total value of the assets held in the subaccount. This value is determined by multiplying the number of shares of the designated fund portfolio owned by the subaccount times the portfolio's net asset value per share; minus
2. The accrued daily percentage for the mortality and expense risk charge and the administrative charge multiplied by the net assets of the subaccount; minus
3. The accrued amount of reserve for any taxes that are determined by us to have resulted from the investment operations of the subaccount; divided by
4.    The number of outstanding units in the subaccount.

During the accumulation period, the mortality and expense risk charge is deducted at an annual rate of 1.00% of net assets for each day in the valuation period (1.25% if the compounding minimum death benefit is added) and compensates us for certain mortality and expense risks. The administrative charge is deducted at an annual rate of 0.40% of net assets for each day in the valuation period and compensates us for certain administrative expenses. The accumulation unit value may increase, decrease, or remain the same from valuation period to valuation period.

ANNUITY UNIT VALUE AND ANNUITY PAYMENT RATES

The discussion in this section assumes the Guaranteed Minimum Income Benefit Rider (the "Rider") is not included in the Contract.

The amount of variable annuity payments will vary with annuity unit values. Annuity unit values rise if the net investment performance of the subaccount (that is, the portfolio performance minus subaccount fees and charges including the separate account annuitization charge that will equal an annual rate of 1.40%) exceeds the assumed interest rate of 5% annually. Conversely, annuity unit values fall if the net investment performance of the subaccount is less than the assumed rate. The value of a variable annuity unit in each subaccount was established at $10.00 on the date operations began for that subaccount. The value of a variable annuity unit on any subsequent business day is equal to (a) multiplied by (b) multiplied by (c), where:

(a) is the variable annuity unit value for that subaccount on the immediately preceding business day;
(b)   is the net investment factor for that subaccount for valuation period;
      and
(c)   is the investment return adjustment factor for the aluation period.

The investment return adjustment factor for the valuation period is the product of discount factors of .99986634 per day to recognize the 5% effective annual assumed investment return. The valuation period is the period from the close of the immediately preceding business day to the close of the current business day.

The net investment factor for the Contract used to calculate the value of a variable annuity unit in each subaccount for the valuation period is determined by dividing (i) by (ii) and subtracting (iii) from the result, where:

(i)    is the result of:

       (1)  the net asset value of a portfolio share held in that subaccount determined at the end of the current valuation period; plus
       (2)  the per share amount of any dividend or capital gain distributions made by the portfolio for shares held in that subaccount if the ex-dividend date occurs during the valuation period; plus or minus
       (3) a per share charge or credit for any taxes reserved for which we determine to have resulted from the investment operations of the subaccount.

(ii) is the net asset value of a portfolio share held in that subaccount determined as of the end of the immediately preceding valuation period.

(iii) is a factor representing the separate account annuitization charge. This factor is equal, on an annual basis, to 1.40% of the daily net asset value of a portfolio share held in that subaccount.

The dollar amount of subsequent variable annuity payments will depend upon changes in applicable annuity unit values.

The annuity payment rates vary according to the annuity option elected and the gender and adjusted age of the annuitant at the maturity date. See Annuity Payment Options - Determination of the First Variable Payment on page 4, which contains a table for determining the adjusted age of the annuitant.

               ILLUSTRATION OF CALCULATIONS FOR ANNUITY UNIT VALUE
                          AND VARIABLE ANNUITY PAYMENTS

           FORMULA AND ILLUSTRATION FOR DETERMINING ANNUITY UNIT VALUE

 Annuity unit value = ABC


Where:    A =     Annuity unit value for the immediately preceding valuation period.
                  Assume..............................................................................  = $ X

         B =      Net investment experience factor for the valuation period for which the annuity unit value is being calculated.
                  Assume................................................................................ = Y


         C =      A factor to neutralize the assumed interest rate of 5% built into the annuity tables used.
                  Assume................................................................................ = Z

Then, the annuity unit value is:....$ XYZ = $Q

               Formula and Illustration for Determining Amount of
                     First Monthly Variable Annuity Payment

First monthly variable annuity payment =      AB
                                             ---
                                           $1,000

Where:   A =      The annuity value as of the maturity date.
                  Assume.........................................................................  = $X

         B =      The annuity  purchase  rate per $1,000 based upon the option  selected,  the gender and adjusted age of the annuitant according to the tables contained in the Contract.
                  Assume.........................................................................  = $Y

Then, the first monthly variable annuity payment = $XY = $Z
                                                   ---
                                                  1,000

      FORMULA AND ILLUSTRATION FOR DETERMINING THE NUMBER OF ANNUITY UNITS
              REPRESENTED BY EACH MONTHLY VARIABLE ANNUITY PAYMENT

Number of annuity units =    A
                             -
                             B

Where:   A =      The dollar amount of the first monthly variable annuity payment.
                  Assume.........................................................................  =  $X

         B =      The annuity unit value for the valuation date on which the first monthly payment is due.
                  Assume.........................................................................  =  $Y

Then, the number of annuity units =   $X =  Z
                                      --
                                      $Y

GUARANTEED MINIMUM INCOME BENEFIT RIDER- HYPOTHETICAL ILLUSTRATIONS

This discussion assumes the Rider is included in the Contract.

The amounts shown below are hypothetical guaranteed minimum monthly payment amounts under the Rider for a $100,000 premium when annuity payments do not begin until the Contract anniversary indicated in the left-hand column. These figures assume that there were no subsequent premium payments or partial surrenders, that there were no premium taxes and that the $100,000 premium is annuitized under the Rider. Six different annuity payment options are illustrated: a male annuitant, a female annuitant and a joint and survivor annuity, each on a life only and a life with 10-year certain basis. These hypothetical illustrations assume that the annuitant is (or both annuitants are) 60 years old when the Contract is issued, that the annual growth rate is 6% (once established, an annual growth rate will not change during the life of the Rider), and that there was no upgrade of the minimum annuitization value. The figures below are based on an assumed investment return of 3%. Subsequent payments will never be less than the amount of the first payment (although subsequent payments will be calculated using a 5% assumed investment return and a 2.50% daily separate account annuitization charge, provided no upgrade in minimum annuitization value has occurred).

Illustrations of guaranteed minimum monthly payments based on other assumptions will be provided upon request.

-------------------------- --------------------------------- -------------------------------- ---------------------------------
RIDER ANNIVERSARY AT
EXERCISE DATE                            MALE                            FEMALE                       JOINT & Survivor
-------------------------- --------------------------------- -------------------------------- ---------------------------------
                               Life Only         Life 10       Life Only         Life 10        Life Only         Life 10
-------------------------- ------------------ -------------- --------------- ---------------- --------------- -----------------
10 (age 70)                     $ 1,135             $ 1,067       $   976           $   949        $   854           $   852
-------------------------- ------------------ -------------- --------------- ---------------- --------------- -----------------
15                                1,833               1,634         1,562             1,469          1,332             1,318
-------------------------- ------------------ -------------- --------------- ---------------- --------------- -----------------
20 (age 80)                       3,049               2,479         2,597             2,286          2,145             2,078
-------------------------- ------------------ -------------- --------------- ---------------- --------------- -----------------

Life Only = Life Annuity with No Period Certain     Life 10 = Life Annuity with 10 Years Certain

These hypothetical illustrations should not be deemed representative of past or future performance of any underlying variable investment option.

Partial surrenders will affect the minimum annuitization value as follows: Each Contract year, partial surrenders up to the limit of the minimum annuitization value on the last Contract anniversary multiplied by the annual growth rate reduce the minimum annuitization value on a dollar-for-dollar basis. Partial surrenders over this limit will reduce the minimum annuitization value by an amount equal to the excess partial surrender amount multiplied by the ratio of the minimum annuitization value immediately prior to the excess partial surrender to the annuity value immediately prior to the excess partial surrender.

The amount of the first payment provided by the Rider will be determined by multiplying each $1,000 of minimum annuitization value by the applicable annuity factor shown on Schedule I of the Rider. The applicable annuity factor depends upon the annuitant's (and joint annuitant's, if any) gender (or without regard to gender if required by law), age, and the Rider payment option selected and is based on a guaranteed interest rate of 3% and the "1983 Table A" mortality table improved to the year 2000 with projection Scale G. Subsequent payments will be calculated as described in the Rider using a 5% assumed investment return. Subsequent payments may fluctuate annually in accordance with the investment performance of the subaccounts. However, subsequent payments are guaranteed to never be less than the initial payment.

The scheduled payment on each subsequent Contract anniversary after annuitization using the Rider will equal the greater of the initial payment or the payment supportable by the annuity units in the selected subaccounts. The supportable payment is equal to the number of variable annuity units in the selected subaccounts multiplied by the variable annuity unit values in those subaccounts on the date the payment is made. The variable annuity unit values used to calculate the supportable payment will assume a 5% assumed investment return. If the supportable payment at any payment date during a Contract year is greater than the scheduled payment for that Contract year, the excess will be used to purchase additional annuity units. Conversely, if the supportable payment at any payment date during a Contract year is less than the scheduled payment for that Contract year, then there will be a reduction in the number of annuity units credited to the Contract to fund the deficiency. In the case of a reduction, you will not participate as fully in the future investment performance of the subaccounts you selected since fewer annuity units are credited to your Contract. Purchases and reductions of annuity units will be allocated to each subaccount on a proportionate basis.

We bear the risk that we will need to make payments if all annuity units have been used in an attempt to maintain the scheduled payment at the initial payment level. In such an event, we will make all future payments equal to the initial payment. Once all the annuity units have been used, the amount of your payment will not increase or decrease and will not depend upon the performance of any subaccounts. To compensate us for this risk, the separate account annuitization charge will be deducted.

                           HISTORICAL PERFORMANCE DATA

MONEY MARKET YIELDS

YIELD - The yield quotation set forth in the prospectus for the WRLJ.P. Morgan Money Market subaccount is for the seven days ended on the date of the most recent balance sheet of the separate account included in the registration statement, and is computed by determining the net change, exclusive of capital changes and income other than investment income, in the value of a hypothetical pre-existing account having a balance of one unit in the WRL J.P. Morgan Money Market subaccount at the beginning of the period, subtracting a hypothetical charge reflecting deductions from owner accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and multiplying the base period return by (365/7) with the resulting figure carried to at least the nearest hundredth of one percent.

EFFECTIVE YIELD - The effective yield quotation for the WRL J.P. Morgan Money Market subaccount set forth in the prospectus is for the seven days ended on the date of the most recent balance sheet of the separate account included in the registration statement. The effective yield is computed by determining the net change, exclusive of capital changes and income other than investment income, in the value of a hypothetical pre-existing subaccount having a balance of one unit in the WRL J.P. Morgan Money Market subaccount at the beginning of the period. A hypothetical charge, reflecting deductions from owner accounts, is subtracted from the balance. The difference is divided by the value of the subaccount at the beginning of the base period to obtain the base period return, which is then compounded by adding 1. Next, the sum is raised to a power equal to 365 divided by 7, and 1 is subtracted from the result. The following formula describes the computation:

             EFFECTIVE YIELD = ({BASE PERIOD RETURN + 1} 365/7) - 1

The effective yield is shown at least to the nearest hundredth of one percent.

HYPOTHETICAL CHARGE - For purposes of the yield and effective yield computations, the hypothetical charge reflects all fees and charges that are charged to all owner accounts in proportion to the length of the base period. Such fees and charges include the $30 annual Contract charge, calculated on the basis of an average Contract size of $53,428, which translates into a charge of 0.06%. The yield and effective yield quotations do not reflect any deduction for premium taxes or transfer charges that may be applicable to a particular Contract, nor do they reflect the surrender charge that may be assessed at the time of surrender in an amount ranging up to 7% of the requested amount. The specific surrender charge percentage applicable to a particular surrender depends on the length of time premium payments have been held under the Contract and whether surrenders have been made previously during that Contract year. (See Expenses--Surrender Charge on page 35 of the prospectus.) No fees or sales charges are assessed upon annuitization under the Contracts, except premium taxes. Realized gains and losses from the sale of securities, and unrealized appreciation and depreciation of assets held by the WRL J.P. Morgan Money Market subaccount and the funds are excluded from the calculation of yield.

The yield on amounts held in the WRL J.P. Morgan Money Market subaccount normally will fluctuate on a daily basis. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. The WRL J.P. Morgan Money Market subaccount actual yield is affected by changes in interest rates on money market securities, average portfolio maturity of the WRL J.P. Morgan Money Market, the types and quality of portfolio securities held by the WRL J.P. Morgan Money Market and its operating expenses. For the seven days ended December 31, 2000, the yield of the WRL J.P. Morgan Money Market subaccount was 4.86%, and the effective yield was 4.98%, assuming no surrender and selection of the standard death benefit.

OTHER SUBACCOUNT YIELDS

The yield quotations for all of the subaccounts, except the WRL J.P. Morgan Money Market subaccount, representing the accumulation period set forth in the prospectus is based on the 30-day period ended on the date of the most recent balance sheet of the separate account and are computed by dividing the net investment income per unit earned during the period by the maximum offering price per unit on the last date of the period, according to the following formula:
                           YIELD = 2[ ([ a-b + 1)6 -1]
                                         ---
                                         cd

Where:   a =  net investment income earned during the period by the corresponding portfolio of a fund attributable to shares owned by the subaccount.
         b =  expenses accrued for the period (net of reimbursement).
         c =  the average daily number of units outstanding during the period.
         d =  the maximum offering price per unit on the last day of the period.

For purposes of the yield quotations for all of the subaccounts, except the WRL J.P. Morgan Money Market subaccount, the calculations take into account all fees that are charged to all owner accounts during the accumulation period. Such fees include the $30 annual Contract charge, calculated on the basis of an average Contract size of $53,428, which translates into a charge of 0.06%. The calculations do not take into account any premium taxes or any transfer or surrender charges.

Premium taxes currently range from 0% to 3.5% of premium payments depending upon the jurisdiction in which the Contract is delivered. A surrender charge may be assessed at the time of surrender in an amount ranging up to 7% of the requested amount, with the specific percentage applicable to a particular surrender depending on the length of time premium payments were held under the Contract, and whether surrenders had been made previously during that Contract year. (See Expenses--Surrender Charge on page 35 of the prospectus.)

The yield on amounts held in the subaccounts of the separate account normally will fluctuate over time. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. A subaccount's actual yield is affected by the types and quality of its investments and its operating expenses. For the 30 days ended December 31, 2000, the yield of the WRLAEGON Bond subaccount was 4.46%.

TOTAL RETURNS

The total return quotations set forth in the prospectus for all subaccounts, except the WRL J.P. Morgan Money Market subaccount, holding assets for the Contracts during the accumulation period are average annual total return quotations for the one, five, and ten-year periods (or, while a subaccount has been in existence for a period of less than one, five and ten years, for such lesser period) ended on the date of the most recent balance sheet of the separate account, and for the period from the first date any subaccount investing in an underlying portfolio commenced operations until the aforesaid date. The quotations are computed by determining the average annual compounded rates of return over the relevant periods that would equate the initial amount invested to the ending redeemable value, adjusted to reflect current subaccount charges, according to the following formula:

                                 P(1 + T)n = ERV

Where:   P        =   a hypothetical initial payment of $1,000
         T        =   average annual total return
         n        =   number of years
         ERV      =   ending redeemable value of a hypothetical $1,000 payment
                      made at the beginning of each period at the end of each period.

For purposes of the total return quotations for all of the subaccounts, except the WRL J.P. Morgan Money Market subaccount, the calculations take into account all current fees that are charged under the Contract to all owner accounts during the accumulation period except the 0.30% for the optional Rider. Such fees include the mortality and expense risk charge, the administrative charge and the $30 annual Contract charge, calculated on the basis of an average Contract size of $53,428, which translates into a charge of 0.06%. (The calculations may also reflect the mortality and expense risk charge for the compounding minimum death benefit.) The calculations do not reflect the 0.30% charge for the optional Rider. The calculations also assume a complete surrender as of the end of the particular period. The calculations do not reflect any deduction for premium taxes or any transfer charge that may be applicable to a particular Contract.

OTHER PERFORMANCE DATA

We may present the total return data stated in the prospectus on a non-standardized basis. This means that the data will not be reduced by the surrender charge under the Contract and that the data may be presented for different time periods and for different premium payment amounts.
NON-STANDARDIZED PERFORMANCE DATA WILL ONLY BE DISCLOSED IF STANDARDIZED PERFORMANCE DATA FOR THE REQUIRED PERIODS IS ALSO DISCLOSED.

We may also disclose cumulative total returns and average annual compound rates of return (T) for the subaccounts based on the inception date of the subaccounts investing in the underlying portfolios. We calculate cumulative total returns according to the following formula:

                                  (1 + T)n - 1

Where:                   T and n are the same values as above

In addition, we may present historic performance data for the portfolios since their inception reduced by some or all of the fees and charges under the Contract. Such adjusted historic performance includes data that precedes the inception dates of the subaccounts. This data is designed to show the performance that would have resulted if the Contract had been in existence during that time.

For instance, we may disclose average annual total returns for the portfolios reduced by all fees and charges under the Contract, as if the Contract had been in existence. Such fees and charges include the mortality and expense risk charge of 1.00% (1.25% if the compounding minimum death benefit is added), the administrative charge of 0.40%, the Rider charge of 0.30% and the $30 annual Contract charge (based on an average Contract size of $53,428, the annual Contract charge translates into a charge of 0.06%). Such data assumes a complete surrender of the Contract at the end of the period. THE CHARGE FOR THE OPTIONAL RIDER OF 0.30% OF THE MINIMUM ANNUITIZATION VALUE WILL NOT BE DEDUCTED.

ADVERTISING AND SALES LITERATURE

From time to time we may refer to the diversifying process of asset allocation based on the Modern Portfolio Theory developed by Nobel Prize winning economist Harry Markowitz. The basic assumptions of Modern Portfolio Theory are: (1) the selection of individual investments has little impact on portfolio performance,
(2) market timing strategies seldom work, (3) markets are efficient, and (4) portfolio selection should be made among asset classes. Modern Portfolio Theory allows an investor to determine an efficient portfolio selection that may provide a higher return with the same risk or the same return with lower risk.

When presenting the asset allocation process we may outline the process of personal and investment risk analysis including determining individual risk tolerances and a discussion of the different types of investment risk. We may classify investors into four categories based on their risk tolerance and will quote various industry experts on which types of investments are best suited to each of the four risk categories. The industry experts quoted may include Ibbotson Associates, CDA Investment Technologies, Lipper Analytical Services and any other expert which has been deemed by us to be appropriate. We may also provide an historical overview of the performance of a variety of investment market indices, the performance of these indices over time, and the performance of different asset classes, such as stocks, bonds, cash equivalents, etc. We may also discuss investment volatility including the range of returns for different asset classes and over different time horizons, and the correlation between the returns of different asset classes. We may also discuss the basis of portfolio optimization including the required inputs and the construction of efficient portfolios using sophisticated computer-based techniques. Finally, we may describe various investment strategies and methods of implementation, the periodic rebalancing of diversified portfolios, the use of dollar cost averaging techniques, a comparison of the tax impact of premium payments made on a "before tax" basis through a tax-qualified plan with those made on an "after tax" basis outside of a tax-qualified plan, and a comparison of tax-deferred versus non tax-deferred accumulation of premium payments.

As described in the prospectus, in general, an owner is not taxed on increases in value under a Contract until a distribution is made under the Contract. As a result, the Contract will benefit from tax deferral during the accumulation period, as the annuity value may grow more rapidly than under a comparable investment where certain increases in value are taxed on a current basis. From time to time, we may use narrative, numerical or graphic examples to show hypothetical benefits of tax deferral in advertising and sales literature.

                                PUBLISHED RATINGS

We may from time to time publish in advertisements, sales literature and reports to owners, the ratings and other information assigned to it by one or more independent rating organizations such as A.M. Best Company, Standard & Poor's Insurance Ratings Services, Moody's Investors Service and Duff & Phelps Credit Rating Co. A.M. Best's and Moody's ratings reflect their current opinion of the relative financial strength and operating performance of an insurance company in comparison to the norms of the life/health insurance industry. Standard & Poor's, and Duff & Phelps provide ratings which measure the claims-paying ability of insurance companies. These ratings are opinions of an operating insurance company's financial capacity to meet the obligations of its insurance contracts in accordance with their terms. Claims-paying ability ratings do not refer to an insurer's ability to meet non-contract obligations such as debt or commercial paper obligations. These ratings do not apply to the separate account, its subaccounts, the funds or their portfolios, or to their performance.

                                 ADMINISTRATION

Western Reserve performs administrative services for the Contracts. These services include issuance of the Contracts, maintenance of records concerning the Contracts, and certain valuation services.

                               RECORDS AND REPORTS

All records and accounts relating to the separate account will be maintained by AEGON/Transamerica Services, Inc. As presently required by the 1940 Act and regulations promulgated thereunder, Western Reserve will mail to all Contract owners at their last known address of record, at least annually, reports containing such information as may be required under the 1940 Act or by any other applicable law or regulation. Contract owners will also receive confirmation of each financial transaction including: premium payments, transfers, partial surrenders, and a complete surrender, and any other reports required by law or regulation.

                          DISTRIBUTION OF THE CONTRACTS

AFSG Securities Corporation ("AFSG") is the principal underwriter of the Contracts. AFSG is located at 4333 Edgewood Rd., N.E., Cedar Rapids, Iowa 52499. AFSG is registered with the SEC under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. (the "NASD"). AFSG will not be compensated for its services as principal underwriter of the Contracts.

AFSG will receive the 12b-1 fees assessed against the Fidelity VIP Funds' shares held for the Contracts as compensation for providing certain shareholder support services. AFSG will also receive an additional fee based on the value of shares of the Fidelity VIP Funds held for the Contracts as compensation for providing certain recordkeeping services.

The Contracts are offered to the public through broker/dealers licensed under the federal securities laws and state insurance laws and who have entered into written sales agreements with AFSG, including InterSecurities, Inc., Transamerica Capital, Inc. and Transamerica Financial Resources, Inc., all affiliates of Western Reserve. We will generally pay broker/dealers sales commissions in an amount up to 6% of premium payments. In addition, broker/dealers may receive commissions on an ongoing basis up to 0.20% of the annuity value in each Contract year, starting at the end of the first quarter of the second Contract year, grading upward to as much as 0.50% of the annuity value starting in the 12th Contract year. These ongoing commissions are provided when the Contract has an annuity value of $5,000 or more in the subaccounts. These commissions are not deducted from premium payments. Alternatively, compensation schedules may be structured to pay lower compensation amounts on premium payments with higher ongoing commissions starting at an earlier duration. Subject to applicable federal and state laws and regulations, we may also pay compensation to banks and other financial institutions for their services in connection with the sale and servicing of the Contracts. The level of such compensation will not exceed that paid to broker/dealers for their sale of the Contracts.

To the extent permitted by NASD rules, promotional incentives or payments may also be provided to broker-dealers based on sales volumes, the assumption of wholesaling functions or other sales-related criteria. Other payments may be made for other services that do not directly involve the sale of the Contracts. These services may include the recruitment and training of personnel, production of promotional literatures, and similar services.

We intend to recoup commissions and other sales expenses through fees and charges imposed under the Contract. Commissions paid on sales of the Contracts, including other sales incentives, are not directly charged to Contract owners or the separate account.

During fiscal year 2000, the amount paid to AFSG in connection with all contracts sold through the separate account was $113,821,344. No amounts were retained by AFSG.

We offer the Contracts on a continuous basis. We anticipate continuing the offering of the Contracts. However, we reserve the right to discontinue the offering at any time.

                                 OTHER PRODUCTS

Western Reserve makes other variable annuity contracts available that may also be funded through the separate account. These variable annuity contracts may have different features, such as different investment choices or charges.

                                CUSTODY OF ASSETS

The assets of the separate account are held by Western Reserve. The assets of the separate account are kept physically segregated and held apart from our general account and any other separate account. AEGON/Transamerica Services, Inc. maintains records of all purchases and redemptions of shares of the funds. Additional protection for the assets of the separate account is provided by a blanket bond issued to AEGON USA, Inc. ("AEGON USA") in the aggregate amount of $12 million, covering all of the employees of AEGON USA and its affiliates, including Western Reserve. A Stockbrokers Blanket Bond, issued to AEGON U.S.A. Securities, Inc. provides additional fidelity coverage to a limit of $10 million.

                                  LEGAL MATTERS

Sutherland Asbill & Brennan LLP has provided advice on certain legal matters concerning federal securities laws applicable to the issue and sale of the Contracts. All matters of Ohio law pertaining to the Contracts, including the validity of the Contracts and Western Reserve's right to issue the Contracts under Ohio insurance law, have been passed upon by Thomas E. Pierpan, Esq., Senior Vice President, General Counsel and Assistant Secretary of Western Reserve.

                              INDEPENDENT AUDITORS

The accounting firm of Ernst & Young LLP, independent auditors, provided audit services to the separate account and Western Reserve for the year ended December 31, 2000. The principal business address of Ernst & Young LLP is 801 Grand Avenue, Suite 3400, Des Moines, Iowa 50309-2764.

                                OTHER INFORMATION

A Registration Statement has been filed with the SEC, under the Securities Act of 1933 as amended, with respect to the Contracts discussed in this SAI. Not all of the information set forth in the Registration Statement, amendments and exhibits thereto has been included in the prospectus or this SAI. Statements contained in the prospectus and this SAI concerning the content of the Contracts and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, reference should be made to the instruments filed with the SEC.

                              FINANCIAL STATEMENTS

The values of an owner's interest in the separate account will be affected solely by the investment returns of the selected subaccount(s). Western Reserve's financial statements, which are included in this SAI, should be considered only as bearing on our ability to meet our obligations under the Contracts. They should not be considered as bearing on the investment performance of the assets held in the separate account.

Financial statements for Western Reserve as of December 31, 2000 and 1999 and for each of the three years in the period ended December 31, 2000 have been prepared on the basis of statutory accounting principles, rather than accounting principles generally accepted in the United States.

                        Report of Independent Auditors


The Board of Directors and Contract Owners of the WRL Series Annuity Account Western Reserve Life Assurance Company of Ohio


  We have audited the accompanying statements of assets and liabilities of each of the subaccounts constituting the WRL Series Annuity Account (the "Separate Account," a separate account of Western Reserve Life Assurance Co. of Ohio) as of December 31, 2000, and the related statements of operations and changes in net assets, and financial highlights for the periods in the year ended December 31, 2000 as indicated thereon. These financial statements and financial highlights are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The accompanying statements of changes in net assets for the periods ended December 31, 1999 as indicated thereon and the financial highlights for each of the periods in the four years ended December 31, 1999 as indicated thereon for each of the subaccounts constituting the Separate Account, were audited by other auditors whose report dated February 16, 2000, expressed an unqualified opinion on those statements and financial highlights.


  We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of mutual fund shares owned as of December 31, 2000, by correspondence with the mutual fund's transfer agent. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.


  In our opinion, the 2000 financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting the WRL Series Annuity Account at December 31, 2000, and the results of their operations and changes in net assets, and financial highlights for the periods in the year ended December 31, 2000 as indicated thereon, in conformity with accounting principles generally accepted in the United States.


ERNST & YOUNG LLP


ERNST & YOUNG LLP
Des Moines, Iowa
January 31, 2001

              Report of Independent Certified Public Accountants



The Board of Directors and Contract Owners of the WRL Series Annuity Account Western Reserve Life Assurance Company of Ohio


  In our opinion, the accompanying statements of changes in net assets and the related financial highlights present fairly, in all material respects, the changes in net assets of each of the Sub-Accounts constituting the WRL Series Annuity Account (a separate account of Western Reserve Life Assurance Co. of Ohio ("WRL")) for the year ended December 31, 1999, and the financial highlights for each of the periods presented through December 31, 1999, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of WRL's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.



PRICEWATERHOUSECOOPERS LLP

PricewaterhouseCoopers LLP
Tampa, Florida
February 16, 2000

WRL Series Annuity Account
Statements of Assets and Liabilities
At December 31, 2000
All Amounts (except per unit amounts) in Thousands

                                                                                                                      WRL
                                                             WRL           WRL           WRL            WRL           LKCM
                                                         J.P. Morgan      AEGON         Janus          Janus       Strategic
                                                        Money Market      Bond         Growth         Global      Total Return
                                                         Subaccount    Subaccount    Subaccount     Subaccount     Subaccount
Assets:
 Investment in securities:
  Number of shares ...................................      256,734       10,220         39,987         51,383        30,406
                                                          =========    =========    ===========    ===========     =========
  Cost ...............................................    $ 256,734    $ 117,461    $ 2,088,753    $ 1,409,960     $ 465,107
                                                          =========    =========    ===========    ===========     =========
 Investment, at net asset value ......................    $ 256,734    $ 113,854    $ 1,892,973    $ 1,231,658     $ 453,054
 Dividend receivable .................................        1,241            0              0              0             0
 Transfers receivable from depositor .................        8,380          188            883             16            19
                                                          ---------    ---------    -----------    -----------     ---------
  Total assets .......................................      266,355      114,042      1,893,856      1,231,674       453,073
                                                          ---------    ---------    -----------    -----------     ---------
Liabilities:
 Accrued expenses ....................................            0            0              0              0             0
 Transfers payable to depositor ......................            0            0           (166)        (7,748)         (160)
                                                          ---------    ---------    -----------    -----------     ---------
  Total liabilities ..................................            0            0           (166)        (7,748)         (160)
                                                          ---------    ---------    -----------    -----------     ---------
  Net assets .........................................    $ 266,355    $ 114,042    $ 1,893,690    $ 1,223,926     $ 452,913
                                                          =========    =========    ===========    ===========     =========
Net Assets Consists of:
 Contract owners' equity:
  Class A ............................................    $  60,237    $  34,439    $   735,722    $   352,075     $ 139,232
  Class B ............................................      203,148       79,326      1,150,939        867,947       311,773
  Class C ............................................        2,411          245          6,126          3,478         1,660
  Class D ............................................          533            5            845            402           181
 Depositor's equity:
  Class A ............................................            0            0              0              0             0
  Class B ............................................            0            0             58             24            43
  Class C ............................................            0            0              0              0             0
  Class D ............................................           26           27              0              0            24
                                                          ---------    ---------    -----------    -----------     ---------
  Net assets applicable to units outstanding .........    $ 266,355    $ 114,042    $ 1,893,690    $ 1,223,926     $ 452,913
                                                          =========    =========    ===========    ===========     =========
 Contract owners' units:
  Class A ............................................        3,863        1,557         10,631          8,269         6,572
  Class B ............................................       15,661        5,245         34,640         20,629        14,887
  Class C ............................................          230           22            805            376           170
  Class D ............................................           50            0            111             43            18
 Depositor's units:
  Class A ............................................            0            0              0              0             0
  Class B ............................................            0            0              2              1             2
  Class C ............................................            0            0              0              0             0
  Class D ............................................            3            3              0              0             3
 Total units outstanding:
  Class A ............................................        3,863        1,557         10,631          8,269         6,572
  Class B ............................................       15,661        5,245         34,642         20,630        14,889
  Class C ............................................          230           22            805            376           170
  Class D ............................................           53            3            111             43            21
 Accumulation unit value:
  Class A ............................................    $   15.59    $   22.12    $     69.21    $     42.58     $   21.19
  Class B ............................................        12.97        15.13          33.23          42.07         20.94
  Class C ............................................        10.50        10.90           7.61           9.25          9.78
  Class D ............................................        10.51        10.91           7.61           9.26          9.79

See accompanying notes which are an integral part of the financial statements.

WRL Series Annuity Account
Statements of Assets and Liabilities
At December 31, 2000
All Amounts (except per unit amounts) in Thousands

                                                             WRL           WRL                       WRL          WRL
                                                            VKAM          Alger         WRL       Federated       Dean
                                                          Emerging     Aggressive      AEGON      Growth &       Asset
                                                           Growth        Growth      Balanced      Income      Allocation
                                                         Subaccount    Subaccount   Subaccount   Subaccount    Subaccount
Assets:
 Investment in securities:
  Number of shares ...................................       40,922       30,444        6,720        6,942        13,587
                                                        ===========    =========     ========     ========     =========
  Cost ...............................................  $ 1,569,000    $ 729,282     $ 84,117     $ 84,785     $ 186,110
                                                        ===========    =========     ========     ========     =========
 Investment, at net asset value ......................  $ 1,213,751    $ 595,480     $ 88,367     $ 93,236     $ 179,208
 Dividend receivable .................................            0            0            0            0             0
 Transfers receivable from depositor .................            0            9           48        1,195            65
                                                        -----------    ---------     --------     --------     ---------
  Total assets .......................................    1,213,751      595,489       88,415       94,431       179,273
                                                        -----------    ---------     --------     --------     ---------
Liabilities:
 Accrued expenses ....................................            0            0            0            0             0
 Transfers payable to depositor ......................         (384)        (104)           0            0          (527)
                                                        -----------    ---------     --------     --------     ---------
  Total liabilities ..................................         (384)        (104)           0            0          (527)
                                                        -----------    ---------     --------     --------     ---------
  Net assets .........................................  $ 1,213,367    $ 595,385     $ 88,415     $ 94,431     $ 178,746
                                                        ===========    =========     ========     ========     =========
Net Assets Consists of:
 Contract owners' equity:
  Class A ............................................  $   324,006    $ 113,930     $ 18,436     $ 19,086     $  49,325
  Class B ............................................      884,325      478,869       69,592       75,001       129,133
  Class C ............................................        4,202        2,167          275          270           220
  Class D ............................................          808          399           60           10            10
 Depositor's equity:
  Class A ............................................            0            0            0            0             0
  Class B ............................................           26           20            0            0             0
  Class C ............................................            0            0           26           32            29
  Class D ............................................            0            0           26           32            29
                                                        -----------    ---------     --------     --------     ---------
  Net assets applicable to units outstanding .........  $ 1,213,367    $ 595,385     $ 88,415     $ 94,431     $ 178,746
                                                        ===========    =========     ========     ========     =========
 Contract owners' units:
  Class A ............................................        5,868        3,837        1,174          981         2,770
  Class B ............................................       16,200       16,288        4,476        3,893         7,317
  Class C ............................................          400          274           26           21            19
  Class D ............................................           77           50            5            1             1
 Depositor's units:
  Class A ............................................            0            0            0            0             0
  Class B ............................................            1            1            0            0             0
  Class C ............................................            0            0            3            3             3
  Class D ............................................            0            0            3            3             3
 Total units outstanding:
  Class A ............................................        5,868        3,837        1,174          981         2,770
  Class B ............................................       16,201       16,289        4,476        3,893         7,317
  Class C ............................................          400          274           29           24            22
  Class D ............................................           77           50            8            4             4
 Accumulation unit value:
  Class A ............................................  $     55.22    $   29.69     $  15.71     $  19.46     $   17.81
  Class B ............................................        54.59        29.40        15.55        19.27         17.65
  Class C ............................................        10.51         7.92        10.43        12.82         11.44
  Class D ............................................        10.51         7.92        10.43        12.83         11.45

See accompanying notes which are an integral part of the financial statements.

WRL Series Annuity Account
Statements of Assets and Liabilities
At December 31, 2000
All Amounts (except per unit amounts) in Thousands



                                                                                         WRL                         WRL
                                                            WRL           WRL             GE            WRL         Third
                                                         C.A.S.E.         NWQ       International        GE         Avenue
                                                          Growth     Value Equity       Equity      U.S. Equity     Value
                                                        Subaccount    Subaccount      Subaccount     Subaccount   Subaccount
Assets:
 Investment in securities:
  Number of shares ...................................      4,799         7,879          2,745          11,659       5,476
                                                         ========     =========       ========       =========    ========
  Cost ...............................................   $ 69,586     $ 105,036       $ 34,347       $ 178,341    $ 70,267
                                                         ========     =========       ========       =========    ========
 Investment, at net asset value ......................   $ 49,434     $ 113,224       $ 28,386       $ 174,647    $ 75,078
 Dividend receivable .................................          0             0              0               0           0
 Transfers receivable from depositor .................          8            20             12              46         456
                                                         --------     ---------       --------       ---------    --------
  Total assets .......................................     49,442       113,244         28,398         174,693      75,534
                                                         --------     ---------       --------       ---------    --------
Liabilities:
 Accrued expenses ....................................          0             0              0               0           0
 Transfers payable to depositor ......................        (77)          (54)          (509)              0           0
                                                         --------     ---------       --------       ---------    --------
  Total liabilities ..................................        (77)          (54)          (509)              0           0
                                                         --------     ---------       --------       ---------    --------
  Net assets .........................................   $ 49,365     $ 113,190       $ 27,889       $ 174,693    $ 75,534
                                                         ========     =========       ========       =========    ========
Net Assets Consists of:
 Contract owners' equity:
  Class A ............................................   $ 10,300     $  33,469       $  5,910       $  40,557    $ 17,062
  Class B ............................................     38,869        79,490         21,548         132,891      57,844
  Class C ............................................        119           117            250             879         518
  Class D ............................................         37            54            135             327          38
 Depositor's equity:
  Class A ............................................          0             0              0               0           0
  Class B ............................................          0             0              0              14           0
  Class C ............................................         20            30             23               0          36
  Class D ............................................         20            30             23              25          36
                                                         --------     ---------       --------       ---------    --------
  Net assets applicable to units outstanding .........   $ 49,365     $ 113,190       $ 27,889       $ 174,693    $ 75,534
                                                         ========     =========       ========       =========    ========
 Contract owners' units:
  Class A ............................................        623         2,117            482           2,325       1,213
  Class B ............................................      3,051         5,064          1,769           7,665       4,130
  Class C ............................................         15            10             26              86          36
  Class D ............................................          4             4             14              32           2
 Depositor's units:
  Class A ............................................          0             0              0               0           0
  Class B ............................................          0             0              0               1           0
  Class C ............................................          3             3              3               0           3
  Class D ............................................          3             3              3               3           3
 Total units outstanding:
  Class A ............................................        623         2,117            482           2,325       1,213
  Class B ............................................      3,051         5,064          1,769           7,666       4,130
  Class C ............................................         18            13             29              86          39
  Class D ............................................          7             7             17              35           5
 Accumulation unit value:
  Class A ............................................   $  16.52     $   15.81       $  12.26       $   17.44    $  14.07
  Class B ............................................      12.74         15.70          12.18           17.34       14.00
  Class C ............................................       7.85         11.83           9.32           10.19       14.23
  Class D ............................................       7.86         11.83           9.32           10.20       14.24

See accompanying notes which are an integral part of the financial statements.

WRL Series Annuity Account
Statements of Assets and Liabilities
At December 31, 2000
All Amounts (except per unit amounts) in Thousands

                                                             WRL           WRL          WRL            WRL            WRL
                                                         J.P. Morgan     Goldman      Goldman        T. Rowe        T. Rowe
                                                         Real Estate      Sachs        Sachs          Price          Price
                                                          Securities     Growth      Small Cap   Dividend Growth   Small Cap
                                                          Subaccount   Subaccount   Subaccount      Subaccount     Subaccount
Assets:
 Investment in securities:
   Number of shares ...................................      1,214         1,379          511           1,496         1,792
                                                          ========      ========      =======        ========      ========
   Cost ...............................................   $ 11,964      $ 15,562      $ 5,806        $ 13,921      $ 24,540
                                                          ========      ========      =======        ========      ========
 Investment, at net asset value .......................   $ 12,530      $ 14,715      $ 5,556        $ 15,155      $ 21,771
 Dividend receivable ..................................          0             0            0               0             0
 Transfers receivable from depositor ..................        175            37           20              82            14
                                                          --------      --------      -------        --------      --------
   Total assets .......................................     12,705        14,752        5,576          15,237        21,785
                                                          --------      --------      -------        --------      --------
Liabilities:
 Accrued expenses .....................................          0             0            0               0             0
 Transfers payable to depositor .......................         (1)            0            0               0          (558)
                                                          ---------     --------      -------        --------      --------
   Total liabilities ..................................         (1)            0            0               0          (558)
                                                          ---------     --------      -------        --------      --------
   Net assets .........................................   $ 12,704      $ 14,752      $ 5,576        $ 15,237      $ 21,227
                                                          ========      ========      =======        ========      ========
Net Assets Consists of:
 Contract owners' equity:
   Class A ............................................   $  1,649      $  2,016      $   697        $  3,554      $  6,379
   Class B ............................................     10,796        11,858        4,708          10,911        14,407
   Class C ............................................        128           254           96             260           415
   Class D ............................................        131            74           75              13             0
 Depositor's equity:
   Class A ............................................          0           238            0             224             0
   Class B ............................................          0           264            0             248             0
   Class C ............................................          0            24            0               0             0
   Class D ............................................          0            24            0              27            26
                                                          --------      --------      -------        --------      --------
   Net assets applicable to units outstanding .........   $ 12,704      $ 14,752      $ 5,576        $ 15,237      $ 21,227
                                                          ========      ========      =======        ========      ========
 Contract owners' units:
   Class A ............................................        161           190           61             356           514
   Class B ............................................      1,056         1,123          411           1,098         1,163
   Class C ............................................         10            26            9              24            40
   Class D ............................................         10             7            7               1             0
 Depositor's units:
   Class A ............................................          0            23            0              23             0
   Class B ............................................          0            25            0              25             0
   Class C ............................................          0             3            0               0             0
   Class D ............................................          0             3            0               3             3
 Total units outstanding:
   Class A ............................................        161           213           61             379           514
   Class B ............................................      1,056         1,148          411           1,123         1,163
   Class C ............................................         10            29            9              24            40
   Class D ............................................         10            10            7               4             3
 Accumulation unit value:
   Class A ............................................   $  10.26      $  10.58      $ 11.47        $   9.96      $  12.42
   Class B ............................................      10.22         10.56        11.44            9.94         12.38
   Class C ............................................      13.28          9.72        10.70           10.69         10.28
   Class D ............................................      13.29          9.73        10.71           10.69         10.29

See accompanying notes which are an integral part of the financial statements.

WRL Series Annuity Account
Statements of Assets and Liabilities
At December 31, 2000
All Amounts (except per unit amounts) in Thousands

                                                                                                                       WRL
                                                        WRL            WRL            WRL             WRL             Great
                                                      Salomon    Pilgrim Baxter     Dreyfus        Value Line      Companies -
                                                      All Cap    Mid Cap Growth     Mid Cap    Aggressive Growth    AmericaSM
                                                    Subaccount     Subaccount     Subaccount       Subaccount      Subaccount
Assets:
 Investment in securities:
  Number of shares ...............................      5,186          10,625         1,078             510            6,552
                                                     ========       =========      ========         =======         ========
  Cost ...........................................   $ 66,423       $ 224,865      $ 12,995         $ 5,394         $ 68,728
                                                     ========       =========      ========         =======         ========
 Investment, at net asset value ..................   $ 67,362       $ 160,018      $ 12,822         $ 4,609         $ 74,563
 Dividend receivable .............................          0               0             0               0                0
 Transfers receivable from depositor .............        464             993            16              17              406
                                                     --------       ---------      --------         -------         --------
  Total assets ...................................     67,826         161,011        12,838           4,626           74,969
                                                     --------       ---------      --------         -------         --------
Liabilities:
 Accrued expenses ................................          0               0             0               0                0
 Transfers payable to depositor ..................          0               0             0               0                0
                                                     --------       ---------      --------         -------         --------
  Total liabilities ..............................          0               0             0               0                0
                                                     --------       ---------      --------         -------         --------
  Net assets .....................................   $ 67,826       $ 161,011      $ 12,838         $ 4,626         $ 74,969
                                                     ========       =========      ========         =======         ========
Net Assets Consists of:
 Contract owners' equity:
  Class A ........................................   $ 11,475       $  22,718      $  1,572         $   551         $  8,421
  Class B ........................................     54,870         136,151        10,375           3,733           62,844
  Class C ........................................      1,096           1,787           264              92            3,007
  Class D ........................................        323             355             6               5              387
 Depositor's equity:
  Class A ........................................          0               0           267             179              226
  Class B ........................................          0               0           296              22               28
  Class C ........................................         31               0            29              22               28
  Class D ........................................         31               0            29              22               28
                                                     --------       ---------      --------         -------         --------
  Net assets applicable to units outstanding .....   $ 67,826       $ 161,011      $ 12,838         $ 4,626         $ 74,969
                                                     ========       =========      ========         =======         ========
 Contract owners' units:
  Class A ........................................        857           1,522           132              61              746
  Class B ........................................      4,108           9,147           877             417            5,574
  Class C ........................................         90             175            22              10              267
  Class D ........................................         26              35             1               1               34
 Depositor's units:
  Class A ........................................          0               0            23              20               20
  Class B ........................................          0               0            25               3                3
  Class C ........................................          3               0             3               3                3
  Class D ........................................          3               0             3               3                3
 Total units outstanding:
  Class A ........................................        857           1,522           155              81              766
  Class B ........................................      4,108           9,147           902             420            5,577
  Class C ........................................         93             175            25              13              270
  Class D ........................................         29              35             4               4               37
 Accumulation unit value:
  Class A ........................................   $  13.39       $   14.92      $  11.85         $  8.95         $  11.28
  Class B ........................................      13.36           14.89         11.82            8.95            11.27
  Class C ........................................      12.19           10.20         11.69            8.93            11.25
  Class D ........................................      12.20           10.21         11.70            8.92            11.24

See accompanying notes which are an integral part of the financial statements.

WRL Series Annuity Account
Statements of Assets and Liabilities
At December 31, 2000
All Amounts (except per unit amounts) in Thousands

                                                               WRL             WRL             WRL           WRL
                                                              Great           Great          Gabelli         LKCM
                                                           Companies -     Companies -       Global        Capital
                                                          TechnologySM       Global2         Growth         Growth
                                                           Subaccount       Subaccount     Subaccount     Subaccount
Assets:
 Investment in securities:
  Number of shares ...................................         3,166             510           1,237            68
                                                            ========         =======        ========       =======
  Cost ...............................................      $ 30,796         $ 4,536        $ 11,624       $   692
                                                            ========         =======        ========       =======
 Investment, at net asset value ......................      $ 21,337         $ 4,352        $ 11,256       $   766
 Dividend receivable .................................             0               0               0             0
 Transfers receivable from depositor .................           175              15               7            29
                                                            --------         -------        --------       -------
  Total assets .......................................        21,512           4,367          11,263           795
                                                            --------         -------        --------       -------
Liabilities:
 Accrued expenses ....................................             0               0               0             0
 Transfers payable to depositor ......................             0               0            (405)            0
                                                            --------         -------        --------       -------
  Total liabilities ..................................             0               0            (405)            0
                                                            --------         -------        --------       -------
  Net assets .........................................      $ 21,512         $ 4,367        $ 10,858       $   795
                                                            ========         =======        ========       =======
Net Assets Consists of:
 Contract owners' equity:
  Class A ............................................      $  2,355         $   929        $  1,233       $    18
  Class B ............................................        18,586           2,934           8,825           209
  Class C ............................................           271             144             254             8
  Class D ............................................           115               0             160             0
 Depositor's equity:
  Class A ............................................           134             159             170           140
  Class B ............................................            17             159             170           140
  Class C ............................................            17              21              23           140
  Class D ............................................            17              21              23           140
                                                            --------         -------        --------       -------
  Net assets applicable to units outstanding .........      $ 21,512         $ 4,367        $ 10,858       $   795
                                                            ========         =======        ========       =======
 Contract owners' units:
  Class A ............................................           352             109             136             1
  Class B ............................................         2,783             345             974            18
  Class C ............................................            40              17              28             0
  Class D ............................................            17               0              17             0
 Depositor's units:
  Class A ............................................            20              19              19            13
  Class B ............................................             3              19              19            13
  Class C ............................................             3               3               3            13
  Class D ............................................             3               3               3            13
 Total units outstanding:
  Class A ............................................           372             128             155            14
  Class B ............................................         2,786             364             993            31
  Class C ............................................            43              20              31            13
  Class D ............................................            20               3              20            13
 Accumulation unit value:
  Class A ............................................      $   6.68         $  8.50        $   9.06       $ 11.18
  Class B ............................................          6.68            8.50            9.06         11.18
  Class C ............................................          6.67            8.49            9.05         11.17
  Class D ............................................          6.66            8.49            9.04         11.17

See accompanying notes which are an integral part of the financial statements.

WRL Series Annuity Account
Statements of Assets and Liabilities
At December 31, 2000
All Amounts (except per unit amounts) in Thousands

                                                            Fidelity VIP III       Fidelity VIP II     Fidelity VIP
                                                          Growth Opportunities      Contrafund(R)      Equity-Income
                                                               Subaccount             Subaccount        Subaccount
Assets:
 Investment in securities:
  Number of shares ...................................               209                   289               151
                                                                 =======               =======           =======
  Cost ...............................................           $ 4,137               $ 7,113           $ 3,659
                                                                 =======               =======           =======
 Investment, at net asset value ......................           $ 3,694               $ 6,841           $ 3,837
 Dividend receivable .................................                 0                     0                 0
 Transfers receivable from depositor .................                62                    46                 6
                                                                 -------               -------           -------
  Total assets .......................................             3,756                 6,887             3,843
                                                                 -------               -------           -------
Liabilities:
 Accrued expenses ....................................                 0                     0                 0
 Transfers payable to depositor ......................                 0                     0               (13)
                                                                 -------               -------           -------
  Total liabilities ..................................                 0                     0               (13)
                                                                 -------               -------           -------
  Net assets .........................................           $ 3,756               $ 6,887           $ 3,830
                                                                 =======               =======           =======
Net Assets Consists of:
 Contract owners' equity:
  Class A ............................................           $   722               $   992           $   895
  Class B ............................................             2,824                 5,360             2,723
  Class C ............................................               107                   386                92
  Class D ............................................                19                    57                12
 Depositor's equity:
  Class A ............................................                21                    23                27
  Class B ............................................                21                    23                27
  Class C ............................................                21                    23                27
  Class D ............................................                21                    23                27
                                                                 -------               -------           -------
  Net assets applicable to units outstanding .........           $ 3,756               $ 6,887           $ 3,830
                                                                 =======               =======           =======
 Contract owners' units:
  Class A ............................................                84                   105                81
  Class B ............................................               330                   573               248
  Class C ............................................                12                    41                 8
  Class D ............................................                 2                     6                 1
 Depositor's units:
  Class A ............................................                 3                     3                 3
  Class B ............................................                 3                     3                 3
  Class C ............................................                 3                     3                 3
  Class D ............................................                 3                     3                 3
 Total units outstanding:
  Class A ............................................                87                   108                84
  Class B ............................................               333                   576               251
  Class C ............................................                15                    44                11
  Class D ............................................                 5                     9                 4
 Accumulation unit value:
  Class A ............................................           $  8.54               $  9.36           $ 10.96
  Class B ............................................              8.54                  9.35             10.95
  Class C ............................................              8.52                  9.34             10.94
  Class D ............................................              8.51                  9.33             10.92

See accompanying notes which are an integral part of the financial statements.

WRL Series Annuity Account
Statements of Operations
For the Year Ended December 31, 2000
All Amounts in Thousands

                                                               WRL            WRL
                                                           J.P. Morgan       AEGON
                                                          Money Market       Bond
                                                           Subaccount     Subaccount
Investment Income:
 Dividend income .......................................  $     13,914    $    6,029
 Capital gain distributions ............................             0             0
                                                          ------------    ----------
  Total investment income ..............................        13,914         6,029
                                                          ------------    ----------
Expenses:
 Mortality and expense risk:
  Class A ..............................................           744           411
  Class B ..............................................         2,432         1,058
  Class C ..............................................            21             2
  Class D ..............................................             6             0
                                                          ------------    ----------
   Total expenses ......................................         3,203         1,471
                                                          ------------    ----------
  Net investment income (loss) .........................        10,711         4,558
                                                          ------------    ----------
Realized and Unrealized Gain (Loss):
 Net realized gain (loss) on investment securities .....             0        (2,126)
 Change in unrealized appreciation (depreciation) ......             0         7,324
                                                          ------------    ----------
  Net gain (loss) on investment securities .............             0         5,198
                                                          ------------    ----------
   Net increase (decrease) in net assets resulting
     from operations ...................................  $     10,711    $    9,756
                                                          ============    ==========

                                                                                              WRL
                                                               WRL             WRL            LKCM
                                                              Janus           Janus        Strategic
                                                              Growth          Global      Total Return
                                                            Subaccount      Subaccount     Subaccount
Investment Income:
 Dividend income .......................................  $      3,490     $    43,706    $    9,576
 Capital gain distributions ............................       323,127         268,046        28,951
                                                          ------------     -----------    ----------
  Total investment income ..............................       326,617         311,752        38,527
                                                          ------------     -----------    ----------
Expenses:
 Mortality and expense risk:
  Class A ..............................................        13,415           5,645         1,835
  Class B ..............................................        21,835          14,833         4,572
  Class C ..............................................            53              34            11
  Class D ..............................................             8               4             2
                                                          ------------     -----------    ----------
   Total expenses ......................................        35,311          20,516         6,420
                                                          ------------     -----------    ----------
  Net investment income (loss) .........................       291,306         291,236        32,107
                                                          ------------     -----------    ----------
Realized and Unrealized Gain (Loss):
 Net realized gain (loss) on investment securities .....       159,762         196,225        23,174
 Change in unrealized appreciation (depreciation) ......    (1,272,720)       (776,052)      (80,616)
                                                          ------------     -----------    ----------
  Net gain (loss) on investment securities .............    (1,112,958)       (579,827)      (57,442)
                                                          ------------     -----------    ----------
   Net increase (decrease) in net assets resulting
     from operations ...................................  $   (821,652)    $  (288,591)   $  (25,335)
                                                          ============     ===========    ==========

                                                               WRL             WRL
                                                               VKAM           Alger
                                                             Emerging       Aggressive
                                                              Growth          Growth
                                                            Subaccount      Subaccount
Investment Income:
 Dividend income .......................................   $    12,626     $    11,177
 Capital gain distributions ............................       350,775          84,981
                                                           -----------     -----------
  Total investment income ..............................       363,401          96,158
                                                           -----------     -----------
Expenses:
 Mortality and expense risk:
  Class A ..............................................         5,383           2,034
  Class B ..............................................        15,333           8,652
  Class C ..............................................            32              20
  Class D ..............................................             6               3
                                                           -----------     -----------
   Total expenses ......................................        20,754          10,709
                                                           -----------     -----------
  Net investment income (loss) .........................       342,647          85,449
                                                           -----------     -----------
Realized and Unrealized Gain (Loss):
 Net realized gain (loss) on investment securities .....       343,905          39,321
 Change in unrealized appreciation (depreciation) ......      (892,894)       (415,105)
                                                           -----------     -----------
  Net gain (loss) on investment securities .............      (548,989)       (375,784)
                                                           -----------     -----------
   Net increase (decrease) in net assets resulting
     from operations ...................................   $  (206,342)    $  (290,335)
                                                           ===========     ===========

                                                                               WRL            WRL
                                                               WRL          Federated         Dean
                                                              AEGON          Growth &        Asset
                                                             Balanced         Income       Allocation
                                                            Subaccount      Subaccount     Subaccount
Investment Income:
 Dividend income .......................................  $      1,646     $     3,880     $   7,210
 Capital gain distributions ............................             0              28         6,319
                                                          ------------     -----------     ---------
  Total investment income ..............................         1,646           3,908        13,529
                                                          ------------     -----------     ---------
Expenses:
 Mortality and expense risk:
  Class A ..............................................           233             160           613
  Class B ..............................................           931             732         1,830
  Class C ..............................................             2               2             2
  Class D ..............................................             1               1             1
                                                          ------------     -----------     ---------
   Total expenses ......................................         1,167             895         2,446
                                                          ------------     -----------     ---------
  Net investment income (loss) .........................           479           3,013        11,083
                                                          ------------     -----------     ---------
Realized and Unrealized Gain (Loss):
 Net realized gain (loss) on investment securities .....         1,977          (2,197)       (2,747)
 Change in unrealized appreciation (depreciation) ......           883          16,122        17,097
                                                          ------------     -----------     ---------
  Net gain (loss) on investment securities .............         2,860          13,925        14,350
                                                          ------------     -----------     ---------
   Net increase (decrease) in net assets resulting
     from operations ...................................  $      3,339     $    16,938     $  25,433
                                                          ============     ===========     =========

See accompanying notes which are an integral part of the financial statements.

WRL Series Annuity Account
Statements of Operations
For the Year Ended December 31, 2000
All Amounts in Thousands

                                                                                             WRL                         WRL
                                                               WRL            WRL             GE            WRL         Third
                                                            C.A.S.E.          NWQ       International        GE         Avenue
                                                             Growth      Value Equity       Equity      U.S. Equity     Value
                                                           Subaccount     Subaccount      Subaccount     Subaccount   Subaccount
Investment Income:
 Dividend income .......................................   $    8,276      $  1,429       $     490      $   1,248    $    625
 Capital gain distributions ............................        1,853         1,125           3,690          6,575       1,603
                                                           ----------      --------       ---------      ---------    --------
  Total investment income ..............................       10,129         2,554           4,180          7,823       2,228
                                                           ----------      --------       ---------      ---------    --------
Expenses:
 Mortality and expense risk:
  Class A ..............................................          167           399              79            488         129
  Class B ..............................................          663         1,044             287          1,801         436
  Class C ..............................................            1             1               1              6           3
  Class D ..............................................            1             1               1              2           1
                                                           ----------      --------       ---------      ---------    --------
   Total expenses ......................................          832         1,445             368          2,297         569
                                                           ----------      --------       ---------      ---------    --------
  Net investment income (loss) .........................        9,297         1,109           3,812          5,526       1,659
                                                           ----------      --------       ---------      ---------    --------
Realized and Unrealized Gain (Loss):
 Net realized gain (loss) on investment securities .....        1,335        (3,150)             19          4,746       4,951
 Change in unrealized appreciation (depreciation) ......      (23,889)       14,800          (8,447)       (13,500)      2,905
                                                           ----------      --------       ---------      ---------    --------
  Net gain (loss) on investment securities .............      (22,554)       11,650          (8,428)        (8,754)      7,856
                                                           ----------      --------       ---------      ---------    --------
   Net increase (decrease) in net assets resulting
     from operations ...................................   $  (13,257)     $ 12,759       $  (4,616)     $  (3,228)   $  9,515
                                                           ==========      ========       =========      =========    ========

                                                             WRL           WRL          WRL            WRL             WRL
                                                         J.P. Morgan     Goldman      Goldman        T. Rowe         T. Rowe
                                                         Real Estate      Sachs        Sachs          Price           Price
                                                          Securities     Growth      Small Cap   Dividend Growth    Small Cap
                                                          Subaccount   Subaccount   Subaccount      Subaccount      Subaccount
Investment Income:
 Dividend income ......................................   $     125    $     101    $     102       $      52       $     215
 Capital gain distributions ...........................           0           74           20               0               1
                                                          ---------    ---------    ---------       ---------       ---------
  Total investment income .............................         125          175          122              52             216
                                                          ---------    ---------    ---------       ---------       ---------
Expenses:
 Mortality and expense risk:
  Class A .............................................          13           25            8              34              79
  Class B .............................................          64          128           49             118             166
  Class C .............................................           1            2            1               2               3
  Class D .............................................           1            1            1               1               0
                                                          ---------    ---------    ---------       ---------       ---------
   Total expenses .....................................          79          156           59             155             248
                                                          ---------    ---------    ---------       ---------       ---------
  Net investment income (loss) ........................          46           19           63            (103)            (32)
                                                          ---------    ---------    ---------       ---------       ---------
Realized and Unrealized Gain (Loss):
 Net realized gain (loss) on investment securities ....         529          477           65            (252)          1,133
 Change in unrealized appreciation (depreciation) .....         668       (1,814)        (378)          1,501          (4,350)
                                                          ---------    ---------    ---------       ---------       ---------
  Net gain (loss) on investment securities ............       1,197       (1,337)        (313)          1,249          (3,217)
                                                          ---------    ---------    ---------       ---------       ---------
   Net increase (decrease) in net assets resulting
     from operations ..................................   $   1,243    $  (1,318)   $    (250)      $   1,146       $  (3,249)
                                                          =========    =========    =========       =========       =========

See accompanying notes which are an integral part of the financial statements.

WRL Series Annuity Account
Statements of Operations
For the Year Ended December 31, 2000
All Amounts in Thousands

                                                            WRL            WRL
                                                          Salomon    Pilgrim Baxter
                                                          All Cap    Mid Cap Growth
                                                        Subaccount     Subaccount
Investment Income:
 Dividend income .....................................  $     631      $    1,613
 Capital gain distributions ..........................        151               0
                                                        ---------      ----------
  Total investment income ............................        782           1,613
                                                        ---------      ----------
Expenses:
 Mortality and expense risk:
  Class A ............................................         58             275
  Class B ............................................        333           1,657
  Class C ............................................          6              17
  Class D ............................................          2               3
                                                        ---------      ----------
   Total expenses ....................................        399           1,952
                                                        ---------      ----------
  Net investment income (loss) .......................        383            (339)
                                                        ---------      ----------
Realized and Unrealized Gain (Loss):
 Net realized gain (loss) on investment securities ...      1,195           8,642
 Change in unrealized appreciation (depreciation) ....        699         (73,957)
                                                        ---------      ----------
  Net gain (loss) on investment securities ...........      1,894         (65,315)
                                                        ---------      ----------
   Net increase (decrease) in net assets resulting
     from operations .................................  $   2,277      $  (65,654)
                                                        =========      ==========

                                                                                              WRL
                                                            WRL             WRL              Great
                                                          Dreyfus        Value Line       Companies -
                                                          Mid Cap    Aggressive Growth     AmericaSM
                                                        Subaccount     Subaccount(1)     Subaccount(1)
Investment Income:
 Dividend income .....................................    $  204          $     0          $     0
 Capital gain distributions ..........................         0                0                0
                                                          ------          -------          -------
  Total investment income ............................       204                0                0
                                                          ------          -------          -------
Expenses:
 Mortality and expense risk:
  Class A ............................................        16                5               31
  Class B ............................................        74               22              307
  Class C ............................................         2                1               11
  Class D ............................................         0                0                2
                                                          ------          -------          -------
   Total expenses ....................................        92               28              351
                                                          ------          -------          -------
  Net investment income (loss) .......................       112              (28)            (351)
                                                          ------          -------          -------
Realized and Unrealized Gain (Loss):
 Net realized gain (loss) on investment securities ...       461              (31)              32
 Change in unrealized appreciation (depreciation) ....      (311)            (785)           5,835
                                                          ------          -------          -------
  Net gain (loss) on investment securities ...........       150             (816)           5,867
                                                          ------          -------          -------
   Net increase (decrease) in net assets resulting
     from operations .................................    $  262          $  (844)         $ 5,516
                                                          ======          =======          =======

                                                               WRL              WRL              WRL               WRL
                                                              Great            Great           Gabelli            LKCM
                                                           Companies -      Companies -         Global           Capital
                                                           TechnologySM       Global2           Growth           Growth
                                                          Subaccount(1)    Subaccount(1)    Subaccount(1)     Subaccount(1)
Investment Income:
 Dividend income .......................................   $        0       $        0         $     0           $    0
 Capital gain distributions ............................            0                0               0                0
                                                           ----------       ----------         -------           ------
  Total investment income ..............................            0                0               0                0
                                                           ----------       ----------         -------           ------
Expenses:
 Mortality and expense risk:
  Class A ..............................................           22                2               3                0
  Class B ..............................................          132                6              18                0
  Class C ..............................................            2                0               1                0
  Class D ..............................................            1                0               1                0
                                                           ----------       ----------         -------           ------
   Total expenses ......................................          157                8              23                0
                                                           ----------       ----------         -------           ------
  Net investment income (loss) .........................         (157)              (8)            (23)               0
                                                           ----------       -----------        -------           ------
Realized and Unrealized Gain (Loss):
 Net realized gain (loss) on investment securities .....       (1,460)             (13)            (89)               0
 Change in unrealized appreciation (depreciation) ......       (9,459)            (184)           (368)              74
                                                           ----------       ----------         -------           ------
  Net gain (loss) on investment securities .............      (10,919)            (197)           (457)              74
                                                           ----------       ----------         -------           ------
   Net increase (decrease) in net assets resulting
     from operations ...................................   $  (11,076)      $     (205)        $  (480)          $   74
                                                           ==========       ==========         =======           ======

See accompanying notes which are an integral part of the financial statements.

WRL Series Annuity Account
Statements of Operations
For the Year Ended December 31, 2000
All Amounts in Thousands

                                                              Fidelity VIP III       Fidelity VIP II     Fidelity VIP
                                                            Growth Opportunities      Contrafund(R)      Equity-Income
                                                                Subaccount(1)         Subaccount(1)      Subaccount(1)
Investment Income:
 Dividend income .......................................          $     0                $     0            $   0
 Capital gain distributions ............................                0                      0                0
                                                                  -------                -------            -----
  Total investment income ..............................                0                      0                0
                                                                  -------                -------            -----
Expenses:
 Mortality and expense risk:
  Class A ..............................................                4                      4                3
  Class B ..............................................               15                     24               10
  Class C ..............................................                1                      2                1
  Class D ..............................................                0                      1                0
                                                                  -------                -------            -----
   Total expenses ......................................               20                     31               14
                                                                  -------                -------            -----
  Net investment income (loss) .........................              (20)                   (31)             (14)
                                                                  -------                -------            -----
Realized and Unrealized Gain (Loss):
 Net realized gain (loss) on investment securities .....               (9)                    (5)              19
 Change in unrealized appreciation (depreciation) ......             (443)                  (272)             178
                                                                  -------                -------            -----
  Net gain (loss) on investment securities .............             (452)                  (277)             197
                                                                  -------                -------            -----
   Net increase (decrease) in net assets resulting
     from operations ...................................          $  (472)               $  (308)           $ 183
                                                                  =======                =======            =====

See accompanying notes which are an integral part of the financial statements.

WRL Series Annuity Account
Statements of Changes in Net Assets
For the Year Ended
All Amounts in Thousands

                                                           WRL                        WRL
                                                       J.P. Morgan                   AEGON
                                                       Money Market                  Bond
                                                        Subaccount                Subaccount
                                                -------------------------- -------------------------
                                                       December 31,              December 31,
                                                -------------------------- -------------------------
                                                     2000        1999(1)       2000        1999(1)
                                                ------------- ------------ ------------ ------------
Operations:
 Net investment income (loss) .................  $   10,711    $   7,937    $   4,558    $   5,378
 Net gain (loss) on investment securities .....           0            0        5,198      (11,275)
                                                 ----------    ---------    ---------    ---------
 Net increase (decrease) in net assets
  resulting from operations ...................      10,711        7,937        9,756       (5,897)
                                                 ----------    ---------    ---------    ---------
Capital Unit Transactions:
 Proceeds from units sold (transferred) .......     (31,951)     291,332       (5,024)       6,238
                                                 ----------    ---------    ---------    ---------
 Less cost of units redeemed:
  Administrative charges ......................          73           87           50           67
  Policy loans ................................         100          151           13            1
  Surrender benefits ..........................      76,271       73,392       13,830       18,318
  Death benefits ..............................       2,253        2,150          938          516
                                                 ----------    ---------    ---------    ---------
                                                     78,697       75,780       14,831       18,902
                                                 ----------    ---------    ---------    ---------
  Increase (decrease) in net assets from
   capital unit transactions ..................    (110,648)     215,552      (19,855)     (12,664)
                                                 ----------    ---------    ---------    ---------
  Net increase (decrease) in net assets .......     (99,937)     223,489      (10,099)     (18,561)
 Depositor's equity contribution
  (net redemption) ............................         (26)          50          (25)          50
Net Assets:
 Beginning of year ............................     366,318      142,779      124,166      142,677
                                                 ----------    ---------    ---------    ---------
 End of year ..................................  $  266,355    $ 366,318    $ 114,042    $ 124,166
                                                 ==========    =========    =========    =========

                                                             WRL
                                                            Janus
                                                            Growth
                                                          Subaccount
                                                ------------------------------
                                                         December 31,
                                                ------------------------------
                                                      2000          1999(1)
                                                --------------- --------------
Operations:
 Net investment income (loss) .................  $    291,306    $   444,118
 Net gain (loss) on investment securities .....    (1,112,958)       529,806
                                                 ------------    -----------
 Net increase (decrease) in net assets
  resulting from operations ...................      (821,652)       973,924
                                                 ------------    -----------
Capital Unit Transactions:
 Proceeds from units sold (transferred) .......       266,849        283,212
                                                 ------------    -----------
 Less cost of units redeemed:
  Administrative charges ......................         1,271          1,134
  Policy loans ................................           905          1,099
  Surrender benefits ..........................       236,177        192,295
  Death benefits ..............................        10,459          8,618
                                                 ------------    -----------
                                                      248,812        203,146
                                                 ------------    -----------
  Increase (decrease) in net assets from
   capital unit transactions ..................        18,037         80,066
                                                 ------------    -----------
  Net increase (decrease) in net assets .......      (803,615)     1,053,990
 Depositor's equity contribution
  (net redemption) ............................           (31)            96
Net Assets:
 Beginning of year ............................     2,697,336      1,643,250
                                                 ------------    -----------
 End of year ..................................  $  1,893,690    $ 2,697,336
                                                 ============    ===========

See accompanying notes which are an integral part of the financial statements.

WRL Series Annuity Account
Statements of Changes in Net Assets
For the Year Ended
All Amounts in Thousands

                                                        WRL
                                                       Janus
                                                       Global
                                                     Subaccount
                                           ------------------------------
                                                    December 31,
                                           ------------------------------
                                                 2000          1999(1)
                                           --------------- --------------
Operations:
 Net investment income (loss) ............   $   291,236    $    80,775
 Net gain (loss) on investment securities       (579,827)       501,022
                                             -----------    -----------
 Net increase (decrease) in net assets
  resulting from operations ..............      (288,591)       581,797
                                             -----------    -----------
Capital Unit Transactions:
 Proceeds from units sold (transferred) ..       209,133        123,780
                                             -----------    -----------
 Less cost of units redeemed:
  Administrative charges .................           693            566
  Policy loans ...........................           446            596
  Surrender benefits .....................       124,444         88,761
  Death benefits .........................         6,198          3,381
                                             -----------    -----------
                                                 131,781         93,304
                                             -----------    -----------
  Increase (decrease) in net assets from
   capital unit transactions .............        77,352         30,476
                                             -----------    -----------
  Net increase (decrease) in net assets ..      (211,239)       612,273
 Depositor's equity contribution
  (net redemption) .......................           (28)            50
Net Assets:
 Beginning of year .......................     1,435,193        822,870
                                             -----------    -----------
 End of year .............................   $ 1,223,926    $ 1,435,193
                                             ===========    ===========

                                                       WRL                          WRL
                                                      LKCM                          VKAM
                                                    Strategic                     Emerging
                                                  Total Return                     Growth
                                                   Subaccount                    Subaccount
                                           --------------------------- ------------------------------
                                                  December 31,                  December 31,
                                           --------------------------- ------------------------------
                                                2000        1999(1)          2000          1999(1)
                                           ------------- ------------- --------------- --------------
Operations:
 Net investment income (loss) ............   $  32,107     $  36,313     $   342,647    $   169,790
 Net gain (loss) on investment securities      (57,442)       13,365        (548,989)       464,933
                                             ---------     ---------     -----------    -----------
 Net increase (decrease) in net assets
  resulting from operations ..............     (25,335)       49,678        (206,342)       634,723
                                             ---------     ---------     -----------    -----------
Capital Unit Transactions:
 Proceeds from units sold (transferred) ..      11,484        22,908         266,136        132,553
                                             ---------     ---------     -----------    -----------
 Less cost of units redeemed:
  Administrative charges .................         190           235             702            456
  Policy loans ...........................          78           130             730            425
  Surrender benefits .....................      43,875        46,748         123,516         65,473
  Death benefits .........................       2,165         1,980           3,223          2,456
                                             ---------     ---------     -----------    -----------
                                                46,308        49,093         128,171         68,810
                                             ---------     ---------     -----------    -----------
  Increase (decrease) in net assets from
   capital unit transactions .............     (34,824)      (26,185)        137,965         63,743
                                             ---------     ---------     -----------    -----------
  Net increase (decrease) in net assets ..     (60,159)       23,493         (68,377)       698,466
 Depositor's equity contribution
  (net redemption) .......................         (29)           97             (31)            50
Net Assets:
 Beginning of year .......................     513,101       489,511       1,281,775        583,259
                                             ---------     ---------     -----------    -----------
 End of year .............................   $ 452,913     $ 513,101     $ 1,213,367    $ 1,281,775
                                             =========     =========     ===========    ===========

See accompanying notes which are an integral part of the financial statements.

WRL Series Annuity Account
Statements of Changes in Net Assets
For the Year Ended
All Amounts in Thousands

                                                               WRL                      WRL                     WRL
                                                              Alger                    AEGON                 Federated
                                                        Aggressive Growth            Balanced             Growth & Income
                                                           Subaccount               Subaccount              Subaccount
                                                    ------------------------- ----------------------- -----------------------
                                                          December 31,             December 31,            December 31,
                                                    ------------------------- ----------------------- -----------------------
                                                         2000       1999(1)       2000      1999(1)      2000       1999(1)
                                                    ------------- ----------- ----------- ----------- ---------- ------------
Operations:
 Net investment income (loss) .....................  $   85,449    $  73,618   $    479    $    631    $  3,013   $   3,476
 Net gain (loss) on investment securities .........    (375,784)     213,631      2,860         450      13,925      (7,289)
                                                     ----------    ---------   --------    --------    --------   ---------
 Net increase (decrease) in net assets
  resulting from operations .......................    (290,335)     287,249      3,339       1,081      16,938      (3,813)
                                                     ----------    ---------   --------    --------    --------   ---------
Capital Unit Transactions:
 Proceeds from units sold (transferred) ...........     202,098      112,487      5,792      16,567      27,906      (1,114)
                                                     ----------    ---------   --------    --------    --------   ---------
 Less cost of units redeemed:
  Administrative charges ..........................         419          330         44          48          33          38
  Policy loans ....................................         348          277         41          24           6           5
  Surrender benefits ..............................      60,201       39,958      8,264       7,558       7,208       6,215
  Death benefits ..................................       1,498        1,354        805         378         273         408
                                                     ----------    ---------   --------    --------    --------   ---------
                                                         62,466       41,919      9,154       8,008       7,520       6,666
                                                     ----------    ---------   --------    --------    --------   ---------
  Increase (decrease) in net assets from
   capital unit transactions ......................     139,632       70,568     (3,362)      8,559      20,386      (7,780)
                                                     ----------    ---------   --------    --------    --------   ---------
  Net increase (decrease) in net assets ...........    (150,703)     357,817        (23)      9,640      37,324     (11,593)
 Depositor's equity contribution
  (net redemption) ................................         (28)          50          0          50           0          50
Net Assets:
 Beginning of year ................................     746,116      388,249     88,438      78,748      57,107      68,650
                                                     ----------    ---------   --------    --------    --------   ---------
 End of year ......................................  $  595,385    $ 746,116   $ 88,415    $ 88,438    $ 94,431   $  57,107
                                                     ==========    =========   ========    ========    ========   =========

See accompanying notes which are an integral part of the financial statements.

WRL Series Annuity Account
Statements of Changes in Net Assets
For the Year Ended
All Amounts in Thousands

                                                               WRL
                                                               Dean
                                                              Asset
                                                            Allocation
                                                            Subaccount
                                                    --------------------------
                                                           December 31,
                                                    --------------------------
                                                         2000        1999(1)
                                                    ------------- ------------
Operations:
 Net investment income (loss) .....................   $  11,083    $   5,230
 Net gain (loss) on investment securities .........      14,350      (24,932)
                                                      ---------    ---------
 Net increase (decrease) in net assets
  resulting from operations .......................      25,433      (19,702)
                                                      ---------    ---------
Capital Unit Transactions:
 Proceeds from units sold (transferred) ...........     (51,789)     (48,724)
                                                      ---------    ---------
 Less cost of units redeemed:
  Administrative charges ..........................          90          141
  Policy loans ....................................           0           62
  Surrender benefits ..............................      19,662       27,289
  Death benefits ..................................       1,391        1,211
                                                      ---------    ---------
                                                         21,143       28,703
                                                      ---------    ---------
  Increase (decrease) in net assets from
   capital unit transactions ......................     (72,932)     (77,427)
                                                      ---------    ---------
  Net increase (decrease) in net assets ...........     (47,499)     (97,129)
 Depositor's equity contribution
  (net redemption) ................................           0           50
Net Assets:
 Beginning of year ................................     226,245      323,324
                                                      ---------    ---------
 End of year ......................................   $ 178,746    $ 226,245
                                                      =========    =========


                                                              WRL                       WRL
                                                            C.A.S.E.                    NWQ
                                                             Growth                 Value Equity
                                                           Subaccount                Subaccount
                                                    ------------------------ --------------------------
                                                          December 31,              December 31,
                                                    ------------------------ --------------------------
                                                        2000       1999(1)        2000        1999(1)
                                                    ------------ ----------- ------------- ------------
Operations:
 Net investment income (loss) .....................  $   9,297    $  5,499     $   1,109    $     996
 Net gain (loss) on investment securities .........    (22,554)     10,110        11,650        5,282
                                                     ---------    --------     ---------    ---------
 Net increase (decrease) in net assets
  resulting from operations .......................    (13,257)     15,609        12,759        6,278
                                                     ---------    --------     ---------    ---------
Capital Unit Transactions:
 Proceeds from units sold (transferred) ...........      3,354       3,993         1,183      (15,351)
                                                     ---------    --------     ---------    ---------
 Less cost of units redeemed:
  Administrative charges ..........................         35          41            54           73
  Policy loans ....................................         23          23            40           32
  Surrender benefits ..............................      6,170       5,232        10,248       11,160
  Death benefits ..................................        103         498           511          468
                                                     ---------    --------     ---------    ---------
                                                         6,331       5,794        10,853       11,733
                                                     ---------    --------     ---------    ---------
  Increase (decrease) in net assets from
   capital unit transactions ......................     (2,977)     (1,801)       (9,670)     (27,084)
                                                     ---------    --------     ---------    ---------
  Net increase (decrease) in net assets ...........    (16,234)     13,808         3,089      (20,806)
 Depositor's equity contribution
  (net redemption) ................................          0          50             0           50
Net Assets:
 Beginning of year ................................     65,599      51,741       110,101      130,857
                                                     ---------    --------     ---------    ---------
 End of year ......................................  $  49,365    $ 65,599     $ 113,190    $ 110,101
                                                     =========    ========     =========    =========

See accompanying notes which are an integral part of the financial statements.

WRL Series Annuity Account
Statements of Changes in Net Assets
For the Year Ended
All Amounts in Thousands

                                                              WRL                       WRL                      WRL
                                                               GE                        GE                  Third Avenue
                                                      International Equity          U.S. Equity                 Value
                                                           Subaccount                Subaccount               Subaccount
                                                    ------------------------ -------------------------- ----------------------
                                                          December 31,              December 31,             December 31,
                                                    ------------------------ -------------------------- ----------------------
                                                        2000       1999(1)        2000        1999(1)      2000      1999(1)
                                                    ------------ ----------- ------------- ------------ ---------- -----------
Operations:
 Net investment income (loss) .....................   $  3,812    $    968     $   5,526    $   9,358    $  1,659   $    234
 Net gain (loss) on investment securities .........     (8,428)      5,382        (8,754)       9,458       7,856      1,707
                                                      --------    --------     ---------    ---------    --------   --------
 Net increase (decrease) in net assets
  resulting from operations .......................     (4,616)      6,350        (3,228)      18,816       9,515      1,941
                                                      --------    --------     ---------    ---------    --------   --------
Capital Unit Transactions:
 Proceeds from units sold (transferred) ...........      8,034      (4,546)       37,457       47,958      54,263       (406)
                                                      --------    --------     ---------    ---------    --------   --------
 Less cost of units redeemed:
  Administrative charges ..........................         12          14            62           54          13          5
  Policy loans ....................................          6           9            62           29           4          2
  Surrender benefits ..............................      1,851       1,520        11,549       10,589       3,613        978
  Death benefits ..................................         61          69           529          350         125        133
                                                      --------    --------     ---------    ---------    --------   --------
                                                         1,930       1,612        12,202       11,022       3,755      1,118
                                                      --------    --------     ---------    ---------    --------   --------
  Increase (decrease) in net assets from
   capital unit transactions ......................      6,104      (6,158)       25,255       36,936      50,508     (1,524)
                                                      --------    --------     ---------    ---------    --------   --------
  Net increase (decrease) in net assets ...........      1,488         192        22,027       55,752      60,023        417
 Depositor's equity contribution
  (net redemption) ................................          0          50           (11)          50           0       (246)
Net Assets:
 Beginning of year ................................     26,401      26,159       152,677       96,875      15,511     15,340
                                                      --------    --------     ---------    ---------    --------   --------
 End of year ......................................   $ 27,889    $ 26,401     $ 174,693    $ 152,677    $ 75,534   $ 15,511
                                                      ========    ========     =========    =========    ========   ========

See accompanying notes which are an integral part of the financial statements.

WRL Series Annuity Account
Statements of Changes in Net Assets
For the Year Ended
All Amounts in Thousands

                                                              WRL                      WRL                    WRL
                                                          J.P. Morgan             Goldman Sachs          Goldman Sachs
                                                     Real Estate Securities          Growth                Small Cap
                                                           Subaccount              Subaccount              Subaccount
                                                    ------------------------ ----------------------- ----------------------
                                                          December 31,            December 31,            December 31,
                                                    ------------------------ ----------------------- ----------------------
                                                        2000       1999(1)       2000      1999(1)       2000      1999(1)
                                                    ------------ ----------- ----------- ----------- ----------- ----------
Operations:
 Net investment income (loss) .....................   $     46     $    19    $     19     $   (37)    $    63    $    67
 Net gain (loss) on investment securities .........      1,197        (199)     (1,337)      1,005        (313)       334
                                                      --------     -------    --------     -------     -------    -------
 Net increase (decrease) in net assets
  resulting from operations .......................      1,243        (180)     (1,318)        968        (250)       401
                                                      --------     -------    --------     -------     -------    -------
Capital Unit Transactions:
 Proceeds from units sold (transferred) ...........     10,978         430       9,248       5,819       4,202      1,512
                                                      --------     -------    --------     -------     -------    -------
 Less cost of units redeemed:
  Administrative charges ..........................          1           1           3           0           1          0
  Policy loans ....................................          1           0           1           0          16          0
  Surrender benefits ..............................        948          70         410          75         232         18
  Death benefits ..................................         29           0           0           0           0          0
                                                      --------     -------    --------     -------     -------    -------
                                                           979          71         414          75         249         18
                                                      --------     -------    --------     -------     -------    -------
  Increase (decrease) in net assets from
   capital unit transactions ......................      9,999         359       8,834       5,744       3,953      1,494
                                                      --------     -------    --------     -------     -------    -------
  Net increase (decrease) in net assets ...........     11,242         179       7,516       6,712       3,703      1,895
 Depositor's equity contribution
  (net redemption) ................................       (623)         11           0         524        (545)       523
Net Assets:
 Beginning of year ................................      2,085       1,895       7,236           0       2,418          0
                                                      --------     -------    --------     -------     -------    -------
 End of year ......................................   $ 12,704     $ 2,085    $ 14,752     $ 7,236     $ 5,576    $ 2,418
                                                      ========     =======    ========     =======     =======    =======

See accompanying notes which are an integral part of the financial statements.

WRL Series Annuity Account
Statements of Changes in Net Assets
For the Year Ended
All Amounts in Thousands

                                                              WRL                    WRL                     WRL
                                                         T. Rowe Price          T. Rowe Price              Salomon
                                                        Dividend Growth           Small Cap                All Cap
                                                          Subaccount              Subaccount             Subaccount
                                                    ----------------------- ---------------------- -----------------------
                                                         December 31,            December 31,           December 31,
                                                    ----------------------- ---------------------- -----------------------
                                                        2000      1999(1)       2000      1999(1)      2000       1999(1)
                                                    ----------- ----------- ------------ --------- ------------ ----------
Operations:
 Net investment income (loss) .....................  $   (103)    $   (45)    $    (32)   $   217    $    383    $   150
 Net gain (loss) on investment securities .........     1,249        (367)      (3,217)     1,985       1,894        464
                                                     --------     -------     --------    -------    --------    -------
 Net increase (decrease) in net assets
  resulting from operations .......................     1,146        (412)      (3,249)     2,202       2,277        614
                                                     --------     -------     --------    -------    --------    -------
Capital Unit Transactions:
 Proceeds from units sold (transferred) ...........     6,642       8,269       17,563      6,412      61,668      5,251
                                                     --------     -------     --------    -------    --------    -------
 Less cost of units redeemed:
  Administrative charges ..........................         2           0            6          1           7          1
  Policy loans ....................................         4           0            0          0          11          0
  Surrender benefits ..............................       670         174        1,343        180       1,734         94
  Death benefits ..................................        58           0            5          0          53          0
                                                     --------     -------     --------    -------    --------    -------
                                                          734         174        1,354        181       1,805         95
                                                     --------     -------     --------    -------    --------    -------
  Increase (decrease) in net assets from
   capital unit transactions ......................     5,908       8,095       16,209      6,231      59,863      5,156
                                                     --------     -------     --------    -------    --------    -------
  Net increase (decrease) in net assets ...........     7,054       7,683       12,960      8,433      62,140      5,770
 Depositor's equity contribution
  (net redemption) ................................       (25)        525         (628)       462        (607)       523
Net Assets:
 Beginning of year ................................     8,208           0        8,895          0       6,293          0
                                                     --------     -------     --------    -------    --------    -------
 End of year ......................................  $ 15,237     $ 8,208     $ 21,227    $ 8,895    $ 67,826    $ 6,293
                                                     ========     =======     ========    =======    ========    =======

See accompanying notes which are an integral part of the financial statements.

WRL Series Annuity Account
Statements of Changes in Net Assets
For the Year Ended
All Amounts in Thousands

                                                               WRL                       WRL                   WRL
                                                          Pilgrim Baxter               Dreyfus             Value Line
                                                          Mid Cap Growth               Mid Cap          Aggressive Growth
                                                            Subaccount               Subaccount            Subaccount
                                                    -------------------------- ----------------------- ------------------
                                                           December 31,             December 31,          December 31,
                                                    -------------------------- ----------------------- ------------------
                                                         2000        1999(1)       2000      1999(1)         2000(1)
                                                    ------------- ------------ ----------- ----------- ------------------
Operations:
 Net investment income (loss) .....................   $    (339)    $    (18)   $    112     $   (11)       $   (28)
 Net gain (loss) on investment securities .........     (65,315)      10,473         150         146           (816)
                                                      ---------     --------    --------     -------        -------
 Net increase (decrease) in net assets
  resulting from operations .......................     (65,654)      10,455         262         135           (844)
                                                      ---------     --------    --------     -------        -------
Capital Unit Transactions:
 Proceeds from units sold (transferred) ...........     203,811       22,426      10,132       2,434          5,328
                                                      ---------     --------    --------     -------        -------
 Less cost of units redeemed:
  Administrative charges ..........................          43            2           2           0              1
  Policy loans ....................................          97            0           0           0              0
  Surrender benefits ..............................       9,097          384         633          14            132
  Death benefits ..................................         171            0           0           0              0
                                                      ---------     --------    --------     -------        -------
                                                          9,408          386         635          14            133
                                                      ---------     --------    --------     -------        -------
  Increase (decrease) in net assets from
   capital unit transactions ......................     194,403       22,040       9,497       2,420          5,195
                                                      ---------     --------    --------     -------        -------
  Net increase (decrease) in net assets ...........     128,749       32,495       9,759       2,555          4,351
 Depositor's equity contribution
  (net redemption) ................................         (62)        (171)          0         524            275
Net Assets:
 Beginning of year ................................      32,324            0       3,079           0              0
                                                      ---------     --------    --------     -------        -------
 End of year ......................................   $ 161,011     $ 32,324    $ 12,838     $ 3,079        $ 4,626
                                                      =========     ========    ========     =======        =======

See accompanying notes which are an integral part of the financial statements.

WRL Series Annuity Account
Statements of Changes in Net Assets
For the Year Ended
All Amounts in Thousands

                                                            WRL              WRL              WRL             WRL
                                                           Great            Great            Great          Gabelli
                                                        Companies -      Companies -      Companies -        Global
                                                         AmericaSM      TechnologySM        Global2          Growth
                                                        Subaccount       Subaccount       Subaccount       Subaccount
                                                      --------------   --------------   --------------   -------------
                                                       December 31,     December 31,     December 31,     December 31,
                                                      --------------   --------------   --------------   -------------
                                                          2000(1)          2000(1)          2000(1)         2000(1)
                                                      --------------   --------------   --------------   -------------
Operations:
 Net investment income (loss) .....................      $   (351)       $    (157)        $    (8)        $    (23)
 Net gain (loss) on investment securities .........         5,867          (10,919)           (197)            (457)
                                                         --------        ---------         -------         --------
 Net increase (decrease) in net assets
  resulting from operations .......................         5,516          (11,076)           (205)            (480)
                                                         --------        ---------         -------         --------
Capital Unit Transactions:
 Proceeds from units sold (transferred) ...........        70,574           32,919           4,180           10,961
                                                         --------        ---------         -------         --------
 Less cost of units redeemed:
  Administrative charges ..........................             4                2               0                0
  Policy loans ....................................             5                1               0                1
  Surrender benefits ..............................         1,387              603              33               47
  Death benefits ..................................             0                0               0                0
                                                         --------        ---------         -------         --------
                                                            1,396              606              33               48
                                                         --------        ---------         -------         --------
  Increase (decrease) in net assets from
   capital unit transactions ......................        69,178           32,313           4,147           10,913
                                                         --------        ---------         -------         --------
  Net increase (decrease) in net assets ...........        74,694           21,237           3,942           10,433
 Depositor's equity contribution
  (net redemption) ................................           275              275             425              425
Net Assets:
 Beginning of year ................................             0                0               0                0
                                                         --------        ---------         -------         --------
 End of year ......................................      $ 74,969        $  21,512         $ 4,367         $ 10,858
                                                         ========        =========         =======         ========

See accompanying notes which are an integral part of the financial statements.

WRL Series Annuity Account
Statements of Changes in Net Assets
For the Year Ended
All Amounts in Thousands

                                                          WRL
                                                         LKCM
                                                        Capital       Fidelity VIP III     Fidelity VIP II   Fidelity VIP
                                                        Growth      Growth Opportunities    Contrafund(R)    Equity-Income
                                                      Subaccount         Subaccount           Subaccount      Subaccount
                                                    -------------- ---------------------- ----------------- --------------
                                                     December 31,       December 31,         December 31,    December 31,
                                                    -------------- ---------------------- ----------------- --------------
                                                        2000(1)            2000(1)             2000(1)          2000(1)
                                                    -------------- ---------------------- ----------------- --------------
Operations:
 Net investment income (loss) .....................      $   0            $   (20)             $   (31)        $   (14)
 Net gain (loss) on investment securities .........         74               (452)                (277)            197
                                                         -----            -------              -------         -------
 Net increase (decrease) in net assets
  resulting from operations .......................         74               (472)                (308)            183
                                                         -----            -------              -------         -------
Capital Unit Transactions:
 Proceeds from units sold (transferred) ...........        221              4,205                7,225           3,577
                                                         -----            -------              -------         -------
 Less cost of units redeemed:
  Administrative charges ..........................          0                  0                    0               0
  Policy loans ....................................          0                  0                    8               0
  Surrender benefits ..............................          0                 77                  117              30
  Death benefits ..................................          0                  0                    5               0
                                                         -----            -------              -------         -------
                                                             0                 77                  130              30
                                                         -----            -------              -------         -------
  Increase (decrease) in net assets from
   capital unit transactions ......................        221              4,128                7,095           3,547
                                                         -----            -------              -------         -------
  Net increase (decrease) in net assets ...........        295              3,656                6,787           3,730
 Depositor's equity contribution
  (net redemption) ................................        500                100                  100             100
Net Assets:
 Beginning of year ................................          0                  0                    0               0
                                                         -----            -------              -------         -------
 End of year ......................................      $ 795            $ 3,756              $ 6,887         $ 3,830
                                                         =====            =======              =======         =======

See accompanying notes which are an integral part of the financial statements.

WRL Series Annuity Account
Financial Highlights

                                                        Accumulation
                                                         Unit Value,
                                            Year          Beginning
                                           Ended           of Year
                                     ----------------- --------------
WRL J.P. Morgan Money Market Subaccount
   Class A .........................      12/31/00         $ 14.88
                                          12/31/99           14.37
                                          12/31/98           13.82
                                          12/31/97           13.29
                                          12/31/96           12.80
   Class B .........................      12/31/00           12.40
                                          12/31/99           11.99
                                          12/31/98           11.55
                                          12/31/97           11.12
                                          12/31/96           10.73
   Class C .........................      12/31/00           10.05
                                          12/31/99(1)        10.00
   Class D .........................      12/31/00           10.05
                                          12/31/99(1)        10.00
WRL AEGON Bond Subaccount
   Class A .........................      12/31/00           20.20
                                          12/31/99           21.08
                                          12/31/98           19.52
                                          12/31/97           18.11
                                          12/31/96           18.31
   Class B .........................      12/31/00           13.83
                                          12/31/99           14.45
                                          12/31/98           13.41
                                          12/31/97           12.46
                                          12/31/96           12.61
   Class C .........................      12/31/00            9.98
                                          12/31/99(1)        10.00
   Class D .........................      12/31/00            9.98
                                          12/31/99(1)        10.00
WRL Janus Growth Subaccount
   Class A .........................      12/31/00           98.62
                                          12/31/99           62.54
                                          12/31/98           38.50
                                          12/31/97           33.17
                                          12/31/96           28.47
   Class B .........................      12/31/00           47.42
                                          12/31/99           30.12
                                          12/31/98           18.57
                                          12/31/97           16.02
                                          12/31/96           13.77

                                                       Net Realized         Net        Accumulation
                                           Net        and Unrealized   Income (Loss)   Unit Value,
                                        Investment      Gain (Loss)         from           End
                                      Income (Loss)    on Investment     Operations      of Year
                                     --------------- ---------------- --------------- -------------
WRL J.P. Morgan Money Market Subaccount
   Class A .........................     $  0.71        $     0.00      $     0.71       $ 15.59
                                            0.51              0.00            0.51         14.88
                                            0.55              0.00            0.55         14.37
                                            0.53              0.00            0.53         13.82
                                            0.49              0.00            0.49         13.29
   Class B .........................        0.57              0.00            0.57         12.97
                                            0.41              0.00            0.41         12.40
                                            0.44              0.00            0.44         11.99
                                            0.43              0.00            0.43         11.55
                                            0.39              0.00            0.39         11.12
   Class C .........................        0.45              0.00            0.45         10.50
                                            0.05              0.00            0.05         10.05
   Class D .........................        0.46              0.00            0.46         10.51
                                            0.05              0.00            0.05         10.05
WRL AEGON Bond Subaccount
   Class A .........................        0.90              1.02            1.92         22.12
                                            0.76             (1.64)          (0.88)        20.20
                                            0.82              0.74            1.56         21.08
                                            0.73              0.68            1.41         19.52
                                            0.77             (0.97)          (0.20)        18.11
   Class B .........................        0.59              0.71            1.30         15.13
                                            0.59             (1.21)          (0.62)        13.83
                                            0.60              0.44            1.04         14.45
                                            0.67              0.28            0.95         13.41
                                            0.56             (0.71)          (0.15)        12.46
   Class C .........................        1.00             (0.08)           0.92         10.90
                                            0.56             (0.58)          (0.02)         9.98
   Class D .........................        0.50              0.43            0.93         10.91
                                            0.56             (0.58)          (0.02)         9.98
WRL Janus Growth Subaccount
   Class A .........................       10.08            (39.49)         (29.41)        69.21
                                           15.61             20.47           36.08         98.62
                                           (0.08)            24.12           24.04         62.54
                                            3.42              1.91            5.33         38.50
                                            1.64              3.06            4.70         33.17
   Class B .........................        5.14            (19.33)         (14.19)        33.23
                                            8.20              9.10           17.30         47.42
                                           (0.08)            11.63           11.55         30.12
                                            1.87              0.68            2.55         18.57
                                            0.95              1.30            2.25         16.02

See accompanying notes which are an integral part of the financial statements.

WRL Series Annuity Account
Financial Highlights

                                                             Net Assets         Ratio of Net
                                                              at End of       Investment Income
                              Year             Total            Year          (Loss) to Average
                             Ended            Return       (in Thousands)        Net Assets
                       -----------------   ------------   ----------------   ------------------
WRL J.P. Morgan Money Market Subaccount
   Class A .........        12/31/00            4.80 %       $   60,237              4.67 %
                            12/31/99            3.55 %           96,984              3.52 %
                            12/31/98            3.99 %           48,797              3.89 %
                            12/31/97            4.00 %           39,531              3.92 %
                            12/31/96            3.81 %           51,141              3.72 %
   Class B .........        12/31/00            4.64 %          203,148              4.53 %
                            12/31/99            3.39 %          269,284              3.37 %
                            12/31/98            3.83 %           93,982              3.72 %
                            12/31/97            3.84 %           62,152              3.78 %
                            12/31/96            3.65 %           58,415              3.57 %
   Class C .........        12/31/00            4.55 %            2,411              4.47 %
                            12/31/99(1)         0.46 %               25              5.28 %
   Class D .........        12/31/00            4.62 %              559              4.33 %
                            12/31/99(1)         0.46 %               25              5.28 %
WRL AEGON Bond Subaccount
   Class A .........        12/31/00            9.51 %           34,439              4.30 %
                            12/31/99           (4.14)%           37,241              3.69 %
                            12/31/98            7.96 %           50,893              4.02 %
                            12/31/97            7.80 %           46,082              3.95 %
                            12/31/96           (1.10)%           45,516              4.34 %
   Class B .........        12/31/00            9.35 %           79,326              4.15 %
                            12/31/99           (4.29)%           86,875              4.16 %
                            12/31/98            7.80 %           91,784              4.31 %
                            12/31/97            7.64 %           64,376              5.26 %
                            12/31/96           (1.25)%           38,055              4.60 %
   Class C .........        12/31/00            9.25 %              245              9.61 %
                            12/31/99(1)        (0.21)%               25             64.13 %
   Class D .........        12/31/00            9.32 %               32              4.79 %
                            12/31/99(1)        (0.21)%               25             64.13 %
WRL Janus Growth Subaccount
   Class A .........        12/31/00          (29.83)%          735,722             10.63 %
                            12/31/99           57.69 %        1,166,818             20.94 %
                            12/31/98           62.43 %          817,014             (0.18)%
                            12/31/97           16.09 %          571,456              9.36 %
                            12/31/96           16.50 %          576,115              5.22 %
   Class B .........        12/31/00          (29.93)%        1,150,997             11.31 %
                            12/31/99           57.45 %        1,530,464             22.70 %
                            12/31/98           62.19 %          826,236             (0.33)%
                            12/31/97           15.91 %          432,125             10.53 %
                            12/31/96           16.32 %          317,705              6.21 %

See accompanying notes which are an integral part of the financial statements.

WRL Series Annuity Account
Financial Highlights

                                                        Accumulation
                                                         Unit Value,
                                            Year          Beginning
                                           Ended           of Year
                                     ----------------- --------------
WRL Janus Growth Subaccount (continued)
   Class C .........................      12/31/00         $ 10.87
                                          12/31/99(1)        10.00
   Class D .........................      12/31/00           10.87
                                          12/31/99(1)        10.00
WRL Janus Global Subaccount
   Class A .........................      12/31/00           52.29
                                          12/31/99           30.94
                                          12/31/98           24.10
                                          12/31/97           20.55
                                          12/31/96           16.29
   Class B .........................      12/31/00           51.75
                                          12/31/99           30.67
                                          12/31/98           23.92
                                          12/31/97           20.43
                                          12/31/96           16.22
   Class C .........................      12/31/00           11.39
                                          12/31/99(1)        10.00
   Class D .........................      12/31/00           11.39
                                          12/31/99(1)        10.00
WRL LKCM Strategic Total Return Subaccount
   Class A .........................      12/31/00           22.29
                                          12/31/99           20.14
                                          12/31/98           18.60
                                          12/31/97           15.46
                                          12/31/96           13.61
   Class B .........................      12/31/00           22.07
                                          12/31/99           19.97
                                          12/31/98           18.47
                                          12/31/97           15.37
                                          12/31/96           13.56
   Class C .........................      12/31/00           10.32
                                          12/31/99(1)        10.00
   Class D .........................      12/31/00           10.32
                                          12/31/99(1)        10.00
WRL VKAM Emerging Growth Subaccount
   Class A .........................      12/31/00           63.48
                                          12/31/99           31.33
                                          12/31/98           23.10
                                          12/31/97           19.26
                                          12/31/96           16.40

                                                       Net Realized         Net        Accumulation
                                           Net        and Unrealized   Income (Loss)   Unit Value,
                                        Investment      Gain (Loss)         from           End
                                      Income (Loss)    on Investment     Operations      of Year
                                     --------------- ---------------- --------------- -------------
WRL Janus Growth Subaccount (continued)
   Class C .........................      $ 2.75         $  (6.01)       $  (3.26)       $  7.61
                                            1.59            (0.72)           0.87          10.87
   Class D .........................        2.58            (5.84)          (3.26)          7.61
                                            1.59            (0.72)           0.87          10.87
WRL Janus Global Subaccount
   Class A .........................        9.64           (19.35)          (9.71)         42.58
                                            2.84            18.51           21.35          52.29
                                            0.83             6.01            6.84          30.94
                                            2.55             1.00            3.55          24.10
                                            1.62             2.64            4.26          20.55
   Class B .........................        9.99           (19.67)          (9.68)         42.07
                                            3.02            18.06           21.08          51.75
                                            0.88             5.87            6.75          30.67
                                            2.85             0.64            3.49          23.92
                                            1.79             2.42            4.21          20.43
   Class C .........................        4.26            (6.40)          (2.14)          9.25
                                            0.64             0.75            1.39          11.39
   Class D .........................        4.01            (6.14)          (2.13)          9.26
                                            0.64             0.75            1.39          11.39
WRL LKCM Strategic Total Return Subaccount
   Class A .........................        1.47            (2.57)          (1.10)         21.19
                                            1.52             0.63            2.15          22.29
                                            0.56             0.98            1.54          20.14
                                            1.34             1.80            3.14          18.60
                                            0.68             1.17            1.85          15.46
   Class B .........................        1.42            (2.55)          (1.13)         20.94
                                            1.54             0.56            2.10          22.07
                                            0.59             0.91            1.50          19.97
                                            1.42             1.68            3.10          18.47
                                            0.94             0.87            1.81          15.37
   Class C .........................        1.43            (1.97)          (0.54)          9.78
                                            0.55            (0.23)           0.32          10.32
   Class D .........................        1.17            (1.70)          (0.53)          9.79
                                            0.55            (0.23)           0.32          10.32
WRL VKAM Emerging Growth Subaccount
   Class A .........................       14.84           (23.10)          (8.26)         55.22
                                            8.33            23.82           32.15          63.48
                                            0.69             7.54            8.23          31.33
                                            1.85             1.99            3.84          23.10
                                            0.63             2.23            2.86          19.26

See accompanying notes which are an integral part of the financial statements.

WRL Series Annuity Account
Financial Highlights

                                                                     Net Assets         Ratio of Net
                                                                      at End of       Investment Income
                                     Year             Total             Year          (Loss) to Average
                                    Ended             Return       (in Thousands)        Net Assets
                              -----------------   -------------   ----------------   ------------------
WRL Janus Growth Subaccount (continued)
   Class C ................        12/31/00           (30.00)%        $   6,126             28.15 %
                                   12/31/99(1)          8.70 %               27            173.48 %
   Class D ................        12/31/00           (29.95)%              845             26.21 %
                                   12/31/99(1)          8.70 %               27            173.48 %
WRL Janus Global Subaccount
   Class A ................        12/31/00           (18.57)%          352,075             18.56 %
                                   12/31/99            68.98 %          458,385              7.93 %
                                   12/31/98            28.40 %          298,285              2.97 %
                                   12/31/97            17.28 %          261,317             11.01 %
                                   12/31/96            26.15 %          221,185              8.60 %
   Class B ................        12/31/00           (18.69)%          867,971             19.50 %
                                   12/31/99            68.73 %          976,752              8.45 %
                                   12/31/98            28.21 %          524,585              3.16 %
                                   12/31/97            17.10 %          371,512             12.33 %
                                   12/31/96            25.96 %          227,955              9.45 %
   Class C ................        12/31/00           (18.77)%            3,478             39.73 %
                                   12/31/99(1)         13.87 %               28             70.01 %
   Class D ................        12/31/00           (18.71)%              402             37.21 %
                                   12/31/99(1)         13.87 %               28             70.01 %
WRL LKCM Strategic Total Return Subaccount
   Class A ................        12/31/00            (4.96)%          139,232              6.87 %
                                   12/31/99            10.68 %          156,928              7.33 %
                                   12/31/98             8.28 %          160,783              2.95 %
                                   12/31/97            20.34 %          164,259              7.83 %
                                   12/31/96            13.57 %          136,789              4.75 %
   Class B ................        12/31/00            (5.10)%          311,816              6.71 %
                                   12/31/99            10.51 %          356,121              7.46 %
                                   12/31/98             8.11 %          328,728              3.11 %
                                   12/31/97            20.16 %          279,355              8.31 %
                                   12/31/96            13.40 %          196,305              6.55 %
   Class C ................        12/31/00            (5.19)%            1,660             14.50 %
                                   12/31/99(1)          3.16 %               26             61.80 %
   Class D ................        12/31/00            (5.12)%              205             11.77 %
                                   12/31/99(1)          3.16 %               26             61.80 %
WRL VKAM Emerging Growth Subaccount
   Class A ................        12/31/00           (13.01)%          324,006             21.31 %
                                   12/31/99           102.62 %          390,626             21.35 %
                                   12/31/98            35.63 %          201,838              2.69 %
                                   12/31/97            19.95 %          165,848              8.73 %
                                   12/31/96            17.41 %          143,282              3.42 %

See accompanying notes which are an integral part of the financial statements.

WRL Series Annuity Account
Financial Highlights

                                                        Accumulation
                                                         Unit Value,
                                            Year          Beginning
                                           Ended           of Year
                                     ----------------- --------------
WRL VKAM Emerging Growth Subaccount (continued)
   Class B .........................      12/31/00         $ 62.85
                                          12/31/99           31.06
                                          12/31/98           22.94
                                          12/31/97           19.15
                                          12/31/96           16.34
   Class C .........................      12/31/00           12.11
                                          12/31/99(1)        10.00
   Class D .........................      12/31/00           12.11
                                          12/31/99(1)        10.00
WRL Alger Aggressive Growth Subaccount
   Class A .........................      12/31/00           43.79
                                          12/31/99           26.23
                                          12/31/98           17.86
                                          12/31/97           14.56
                                          12/31/96           13.35
   Class B .........................      12/31/00           43.42
                                          12/31/99           26.05
                                          12/31/98           17.77
                                          12/31/97           14.50
                                          12/31/96           13.31
   Class C .........................      12/31/00           11.70
                                          12/31/99(1)        10.00
   Class D .........................      12/31/00           11.70
                                          12/31/99(1)        10.00
WRL AEGON Balanced Subaccount
   Class A .........................      12/31/00           15.03
                                          12/31/99           14.77
                                          12/31/98           13.99
                                          12/31/97           12.09
                                          12/31/96           11.06
   Class B .........................      12/31/00           14.90
                                          12/31/99           14.67
                                          12/31/98           13.91
                                          12/31/97           12.05
                                          12/31/96           11.03
   Class C .........................      12/31/00           10.00
                                          12/31/99(1)        10.00
   Class D .........................      12/31/00           10.00
                                          12/31/99(1)        10.00

                                                       Net Realized         Net        Accumulation
                                           Net        and Unrealized   Income (Loss)   Unit Value,
                                        Investment      Gain (Loss)         from           End
                                      Income (Loss)    on Investment     Operations      of Year
                                     --------------- ---------------- --------------- -------------
WRL VKAM Emerging Growth Subaccount (continued)
   Class B .........................     $ 15.66        $  (23.92)       $   (8.26)      $ 54.59
                                            8.95            22.84            31.79         62.85
                                            0.72             7.40             8.12         31.06
                                            2.00             1.79             3.79         22.94
                                            0.73             2.08             2.81         19.15
   Class C .........................        7.05            (8.65)           (1.60)        10.51
                                            1.56             0.55             2.11         12.11
   Class D .........................        7.53            (9.13)           (1.60)        10.51
                                            1.56             0.55             2.11         12.11
WRL Alger Aggressive Growth Subaccount
   Class A .........................        4.09           (18.19)          (14.10)        29.69
                                            4.29            13.27            17.56         43.79
                                            1.13             7.24             8.37         26.23
                                            1.42             1.88             3.30         17.86
                                            0.25             0.96             1.21         14.56
   Class B .........................        4.39           (18.41)          (14.02)        29.40
                                            4.68            12.69            17.37         43.42
                                            1.17             7.11             8.28         26.05
                                            1.60             1.67             3.27         17.77
                                            0.31             0.88             1.19         14.50
   Class C .........................        2.41            (6.19)           (3.78)         7.92
                                            1.01             0.69             1.70         11.70
   Class D .........................        2.41            (6.19)           (3.78)         7.92
                                            1.01             0.69             1.70         11.70
WRL AEGON Balanced Subaccount
   Class A .........................        0.09             0.59             0.68         15.71
                                            0.12             0.14             0.26         15.03
                                            0.17             0.61             0.78         14.77
                                            1.32             0.58             1.90         13.99
                                            0.26             0.77             1.03         12.09
   Class B .........................        0.08             0.57             0.65         15.55
                                            0.10             0.13             0.23         14.90
                                            0.17             0.59             0.76         14.67
                                            1.40             0.46             1.86         13.91
                                            0.30             0.72             1.02         12.05
   Class C .........................        0.25             0.18             0.43         10.43
                                            0.15            (0.15)            0.00         10.00
   Class D .........................        0.11             0.32             0.43         10.43
                                            0.15            (0.15)            0.00         10.00

See accompanying notes which are an integral part of the financial statements.

WRL Series Annuity Account
Financial Highlights

                                                               Net Assets         Ratio of Net
                                                                at End of       Investment Income
                               Year             Total             Year          (Loss) to Average
                              Ended             Return       (in Thousands)        Net Assets
                        -----------------   -------------   ----------------   ------------------
WRL VKAM Emerging Growth Subaccount (continued)
    Class B .........        12/31/00           (13.14)%        $ 884,351             22.79 %
                             12/31/99           102.31 %          891,089             22.92 %
                             12/31/98            35.42 %          381,421              2.80 %
                             12/31/97            19.77 %          258,730              9.45 %
                             12/31/96            17.23 %          179,589              3.96 %
    Class C .........        12/31/00           (13.22)%            4,202             55.72 %
                             12/31/99(1)         21.08 %               30            163.83 %
    Class D .........        12/31/00           (13.16)%              808             59.88 %
                             12/31/99(1)         21.08 %               30            163.83 %
WRL Alger Aggressive Growth Subaccount
   Class A ..........        12/31/00           (32.18)%          113,930             10.16 %
                             12/31/99            66.92 %          170,691             13.95 %
                             12/31/98            46.84 %          106,742              5.39 %
                             12/31/97            22.71 %           74,544              8.51 %
                             12/31/96             9.07 %           63,843              1.77 %
   Class B ..........        12/31/00           (32.29)%          478,889             11.10 %
                             12/31/99            66.67 %          575,367             15.21 %
                             12/31/98            46.62 %          281,507              5.57 %
                             12/31/97            22.52 %          162,401              9.55 %
                             12/31/96             8.91 %          100,832              2.22 %
   Class C ..........        12/31/00           (32.25)%            2,167             24.77 %
                             12/31/99(1)         17.05 %               29            106.09 %
   Class D ..........        12/31/00           (32.30)%              399             24.77 %
                             12/31/99(1)         17.05 %               29            106.09 %
WRL AEGON Balanced Subaccount
   Class A ..........        12/31/00             4.51 %           18,436              0.60 %
                             12/31/99             1.75 %           21,830              0.82 %
                             12/31/98             5.60 %           19,730              1.19 %
                             12/31/97            15.65 %           17,324             10.01 %
                             12/31/96             9.34 %           13,598              2.29 %
   Class B ..........        12/31/00             4.36 %           69,592              0.55 %
                             12/31/99             1.59 %           66,558              0.69 %
                             12/31/98             5.45 %           59,018              1.19 %
                             12/31/97            15.47 %           43,902             10.72 %
                             12/31/96             9.18 %           28,734              2.69 %
   Class C ..........        12/31/00             4.26 %              301              2.43 %
                             12/31/99(1)          0.01 %               25             16.83 %
   Class D ..........        12/31/00             4.34 %               86              1.06 %
                             12/31/99(1)          0.01 %               25             16.83 %

See accompanying notes which are an integral part of the financial statements.

WRL Series Annuity Account
Financial Highlights

                                                        Accumulation
                                                         Unit Value,
                                            Year          Beginning
                                           Ended           of Year
                                     ----------------- --------------
WRL Federated Growth & Income Subaccount
   Class A .........................      12/31/00         $ 15.26
                                          12/31/99           16.17
                                          12/31/98           15.89
                                          12/31/97           12.91
                                          12/31/96           11.71
   Class B .........................      12/31/00           15.13
                                          12/31/99           16.06
                                          12/31/98           15.80
                                          12/31/97           12.85
                                          12/31/96           11.68
   Class C .........................      12/31/00           10.07
                                          12/31/99(1)        10.00
   Class D .........................      12/31/00           10.07
                                          12/31/99(1)        10.00
WRL Dean Asset Allocation Subaccount
   Class A .........................      12/31/00           15.38
                                          12/31/99           16.51
                                          12/31/98           15.43
                                          12/31/97           13.40
                                          12/31/96           11.86
   Class B .........................      12/31/00           15.27
                                          12/31/99           16.41
                                          12/31/98           15.36
                                          12/31/97           13.36
                                          12/31/96           11.84
   Class C .........................      12/31/00            9.91
                                          12/31/99(1)        10.00
   Class D .........................      12/31/00            9.91
                                          12/31/99(1)        10.00
WRL C.A.S.E. Growth Subaccount
   Class A .........................      12/31/00           21.10
                                          12/31/99           15.96
                                          12/31/98           15.77
                                          12/31/97           13.88
                                          12/31/96(1)        11.96
   Class B .........................      12/31/00           16.30
                                          12/31/99           12.35
                                          12/31/98           12.22
                                          12/31/97           10.77
                                          12/31/96(1)        10.00

                                                       Net Realized         Net        Accumulation
                                           Net        and Unrealized   Income (Loss)   Unit Value,
                                        Investment      Gain (Loss)         from           End
                                      Income (Loss)    on Investment     Operations      of Year
                                     --------------- ---------------- --------------- -------------
WRL Federated Growth & Income Subaccount
   Class A .........................      $ 0.80        $    3.40        $    4.20       $ 19.46
                                            0.83            (1.74)           (0.91)        15.26
                                            0.66            (0.38)            0.28         16.17
                                            2.06             0.92             2.98         15.89
                                            0.50             0.70             1.20         12.91
   Class B .........................        0.75             3.39             4.14         19.27
                                            0.87            (1.80)           (0.93)        15.13
                                            0.66            (0.40)            0.26         16.06
                                            2.52             0.43             2.95         15.80
                                            0.68             0.49             1.17         12.85
   Class C .........................        0.92             1.83             2.75         12.82
                                            0.47            (0.40)            0.07         10.07
   Class D .........................        0.50             2.26             2.76         12.83
                                            0.47            (0.40)            0.07         10.07
WRL Dean Asset Allocation Subaccount
   Class A .........................        1.02             1.41             2.43         17.81
                                            0.32            (1.45)           (1.13)        15.38
                                            1.40            (0.32)            1.08         16.51
                                            1.02             1.01             2.03         15.43
                                            0.46             1.08             1.54         13.40
   Class B .........................        0.97             1.41             2.38         17.65
                                            0.29            (1.43)           (1.14)        15.27
                                            1.43            (0.38)            1.05         16.41
                                            1.06             0.94             2.00         15.36
                                            0.47             1.05             1.52         13.36
   Class C .........................        1.17             0.36             1.53         11.44
                                            0.28            (0.37)           (0.09)         9.91
   Class D .........................        0.78             0.76             1.54         11.45
                                            0.28            (0.37)           (0.09)         9.91
WRL C.A.S.E. Growth Subaccount
   Class A .........................        2.99            (7.57)           (4.58)        16.52
                                            1.62             3.52             5.14         21.10
                                            1.27            (1.08)            0.19         15.96
                                            1.74             0.15             1.89         15.77
                                            0.29             1.63             1.92         13.88
   Class B .........................        2.36            (5.92)           (3.56)        12.74
                                            1.37             2.58             3.95         16.30
                                            1.06            (0.93)            0.13         12.35
                                            1.34             0.11             1.45         12.22
                                            0.36             0.41             0.77         10.77

See accompanying notes which are an integral part of the financial statements.

WRL Series Annuity Account
Financial Highlights

                                                               Net Assets         Ratio of Net
                                                                at End of       Investment Income
                              Year              Total             Year          (Loss) to Average
                             Ended             Return        (in Thousands)        Net Assets
                       -----------------   --------------   ----------------   ------------------
WRL Federated Growth & Income Subaccount
   Class A .........        12/31/00             27.56 %        $ 19,086               4.83 %
                            12/31/99             (5.64)%          11,318               5.27 %
                            12/31/98              1.77 %          16,502               4.17 %
                            12/31/97             23.10 %          14,056              14.87 %
                            12/31/96             10.25 %          12,397               4.17 %
   Class B .........        12/31/00             27.37 %          75,001               4.56 %
                            12/31/99             (5.78)%          45,739               5.55 %
                            12/31/98              1.62 %          52,148               4.20 %
                            12/31/97             22.92 %          36,591              18.15 %
                            12/31/96             10.08 %          19,972               5.68 %
   Class C .........        12/31/00             27.26 %             302               8.00 %
                            12/31/99(1)           0.74 %              25              54.01 %
   Class D .........        12/31/00             27.35 %              42               4.50 %
                            12/31/99(1)           0.74 %              25              54.01 %
WRL Dean Asset Allocation Subaccount
   Class A .........        12/31/00             15.75 %          49,325               6.38 %
                            12/31/99             (6.81)%          59,161               1.95 %
                            12/31/98              6.98 %          85,428               8.72 %
                            12/31/97             15.14 %          77,923               6.99 %
                            12/31/96             13.00 %          62,195               3.71 %
   Class B .........        12/31/00             15.58 %         129,133               6.07 %
                            12/31/99             (6.95)%         167,034               1.78 %
                            12/31/98              6.82 %         237,896               8.92 %
                            12/31/97             14.97 %         194,084               7.30 %
                            12/31/96             12.83 %         125,177               3.72 %
   Class C .........        12/31/00             15.47 %             249              11.06 %
                            12/31/99(1)          (0.93)%              25              32.57 %
   Class D .........        12/31/00             15.56 %              39               7.45 %
                            12/31/99(1)          (0.93)%              25              32.57 %
WRL C.A.S.E. Growth Subaccount
   Class A .........        12/31/00            (21.70)%          10,300              15.02 %
                            12/31/99             32.18 %          14,425               8.55 %
                            12/31/98              1.20 %          14,161               8.11 %
                            12/31/97             13.60 %          17,677              20.61 %
                            12/31/96(1)           7.84 %           3,612               4.43 %
   Class B .........        12/31/00            (21.82)%          38,869              15.35 %
                            12/31/99             31.98 %          51,124               9.34 %
                            12/31/98              1.05 %          37,580               8.79 %
                            12/31/97             13.43 %          31,995              11.31 %
                            12/31/96(1)           7.73 %          12,542               5.46 %

See accompanying notes which are an integral part of the financial statements.

WRL Series Annuity Account
Financial Highlights

                                                        Accumulation
                                                         Unit Value,
                                            Year          Beginning
                                           Ended           of Year
                                     ----------------- --------------
WRL C.A.S.E. Growth Subaccount (continued)
   Class C .........................      12/31/00         $ 10.05
                                          12/31/99(1)        10.00
   Class D .........................      12/31/00           10.05
                                          12/31/99(1)        10.00
WRL NWQ Value Equity Subaccount
   Class A .........................      12/31/00           13.90
                                          12/31/99           13.04
                                          12/31/98           13.86
                                          12/31/97           11.22
                                          12/31/96(1)        10.00
   Class B .........................      12/31/00           13.82
                                          12/31/99           12.98
                                          12/31/98           13.83
                                          12/31/97           11.21
                                          12/31/96(1)        10.00
   Class C .........................      12/31/00           10.42
                                          12/31/99(1)        10.00
   Class D .........................      12/31/00           10.42
                                          12/31/99(1)        10.00
WRL GE International Equity Subaccount
   Class A .........................      12/31/00           14.60
                                          12/31/99           11.83
                                          12/31/98           10.62
                                          12/31/97(1)        10.00
   Class B .........................      12/31/00           14.54
                                          12/31/99           11.80
                                          12/31/98           10.60
                                          12/31/97(1)        10.00
   Class C .........................      12/31/00           11.12
                                          12/31/99(1)        10.00
   Class D .........................      12/31/00           11.12
                                          12/31/99(1)        10.00
WRL GE U.S. Equity Subaccount
   Class A .........................      12/31/00           17.80
                                          12/31/99           15.22
                                          12/31/98           12.54
                                          12/31/97(1)        10.00
   Class B .........................      12/31/00           17.72
                                          12/31/99           15.18
                                          12/31/98           12.53
                                          12/31/97(1)        10.00

                                                       Net Realized         Net        Accumulation
                                           Net        and Unrealized   Income (Loss)   Unit Value,
                                        Investment      Gain (Loss)         from           End
                                      Income (Loss)    on Investment     Operations      of Year
                                     --------------- ---------------- --------------- -------------
WRL C.A.S.E. Growth Subaccount (continued)
   Class C .........................    $   2.59         $  (4.79)       $  (2.20)       $   7.85
                                            0.54            (0.49)           0.05           10.05
   Class D .........................        2.31            (4.50)          (2.19)           7.86
                                            0.54            (0.49)           0.05           10.05
WRL NWQ Value Equity Subaccount
   Class A .........................        0.16             1.75            1.91           15.81
                                            0.13             0.73            0.86           13.90
                                            0.89            (1.71)          (0.82)          13.04
                                            0.07             2.57            2.64           13.86
                                            0.02             1.20            1.22           11.22
   Class B .........................        0.14             1.74            1.88           15.70
                                            0.10             0.74            0.84           13.82
                                            0.91            (1.76)          (0.85)          12.98
                                            0.08             2.54            2.62           13.83
                                            0.02             1.19            1.21           11.21
   Class C .........................        0.20             1.21            1.41           11.83
                                            0.20             0.22            0.42           10.42
   Class D .........................        0.29             1.12            1.41           11.83
                                            0.20             0.22            0.42           10.42
WRL GE International Equity Subaccount
   Class A .........................        1.81            (4.15)          (2.34)          12.26
                                            0.49             2.28            2.77           14.60
                                           (0.14)            1.35            1.21           11.83
                                           (0.05)            0.67            0.62           10.62
   Class B .........................        1.93            (4.29)          (2.36)          12.18
                                            0.43             2.31            2.74           14.54
                                           (0.15)            1.35            1.20           11.80
                                           (0.06)            0.66            0.60           10.60
   Class C .........................        3.74            (5.54)          (1.80)           9.32
                                            0.53             0.59            1.12           11.12
   Class D .........................        3.31            (5.11)          (1.80)           9.32
                                            0.53             0.59            1.12           11.12
WRL GE U.S. Equity Subaccount
   Class A .........................        0.60            (0.96)          (0.36)          17.44
                                            1.21             1.37            2.58           17.80
                                            0.54             2.14            2.68           15.22
                                            0.75             1.79            2.54           12.54
   Class B .........................        0.56            (0.94)          (0.38)          17.34
                                            1.21             1.33            2.54           17.72
                                            0.62             2.03            2.65           15.18
                                            0.95             1.58            2.53           12.53

See accompanying notes which are an integral part of the financial statements.

WRL Series Annuity Account
Financial Highlights

                                                              Net Assets         Ratio of Net
                                                               at End of       Investment Income
                              Year             Total             Year          (Loss) to Average
                             Ended             Return       (in Thousands)        Net Assets
                       -----------------   -------------   ----------------   ------------------
WRL C.A.S.E. Growth Subaccount (continued)
   Class C .........        12/31/00           (21.89)%        $     139             27.90 %
                            12/31/99(1)          0.53 %               25             61.53 %
   Class D .........        12/31/00           (21.84)%               57             25.07 %
                            12/31/99(1)          0.53 %               25             61.53 %
WRL NWQ Value Equity Subaccount
   Class A .........        12/31/00            13.76 %           33,469              1.13 %
                            12/31/99             6.61 %           32,947              0.92 %
                            12/31/98            (5.96)%           38,640              6.44 %
                            12/31/97            23.49 %           49,376              0.55 %
                            12/31/96(1)         12.25 %           16,679              0.30 %
   Class B .........        12/31/00            13.59 %           79,490              1.00 %
                            12/31/99             6.45 %           77,102              0.75 %
                            12/31/98            (6.10)%           92,217              6.63 %
                            12/31/97            23.30 %           97,272              0.63 %
                            12/31/96(1)         12.13 %           23,759              0.33 %
   Class C .........        12/31/00            13.49 %              147              1.88 %
                            12/31/99(1)          4.21 %               26             22.95 %
   Class D .........        12/31/00            13.57 %               84              2.65 %
                            12/31/99(1)          4.21 %               26             22.95 %
WRL GE International Equity Subaccount
   Class A .........        12/31/00           (16.05)%            5,910             13.29 %
                            12/31/99            23.40 %            5,881              4.08 %
                            12/31/98            11.45 %            6,783             (1.16)%
                            12/31/97(1)          6.17 %            6,377             (0.52)%
   Class B .........        12/31/00           (16.18)%           21,548             14.28 %
                            12/31/99            23.22 %           20,464              3.54 %
                            12/31/98            11.28 %           19,376             (1.31)%
                            12/31/97(1)          6.01 %           11,141             (0.58)%
   Class C .........        12/31/00           (16.25)%              273             38.14 %
                            12/31/99(1)         11.24 %               28             57.96 %
   Class D .........        12/31/00           (16.19)%              158             33.98 %
                            12/31/99(1)         11.24 %               28             57.96 %
WRL GE U.S. Equity Subaccount
   Class A .........        12/31/00            (2.02)%           40,557              3.42 %
                            12/31/99            16.94 %           32,459              7.35 %
                            12/31/98            21.35 %           23,419              3.90 %
                            12/31/97(1)         25.44 %           12,377              6.37 %
   Class B .........        12/31/00            (2.17)%          132,905              3.22 %
                            12/31/99            16.76 %          120,166              7.40 %
                            12/31/98            21.16 %           73,456              4.55 %
                            12/31/97(1)         25.26 %           26,822              7.99 %

See accompanying notes which are an integral part of the financial statements.

WRL Series Annuity Account
Financial Highlights

                                                        Accumulation
                                                         Unit Value,
                                            Year          Beginning
                                           Ended           of Year
                                     ----------------- --------------
WRL GE U.S. Equity Subaccount (continued)
   Class C .........................      12/31/00         $ 10.42
                                          12/31/99(1)        10.00
   Class D .........................      12/31/00           10.42
                                          12/31/99(1)        10.00
WRL Third Avenue Value Subaccount
   Class A .........................      12/31/00           10.51
                                          12/31/99            9.20
                                          12/31/98(1)        10.00
   Class B .........................      12/31/00           10.48
                                          12/31/99            9.19
                                          12/31/98(1)        10.00
   Class C .........................      12/31/00           10.66
                                          12/31/99(1)        10.00
   Class D .........................      12/31/00           10.66
                                          12/31/99(1)        10.00
WRL J.P. Morgan Real Estate Securities Subaccount
   Class A .........................      12/31/00            8.02
                                          12/31/99            8.44
                                          12/31/98(1)        10.00
   Class B .........................      12/31/00            8.00
                                          12/31/99            8.43
                                          12/31/98(1)        10.00
   Class C .........................      12/31/00           10.40
                                          12/31/99(1)        10.00
   Class D .........................      12/31/00           10.40
                                          12/31/99(1)        10.00
WRL Goldman Sachs Growth Subaccount
   Class A .........................      12/31/00           11.65
                                          12/31/99(1)        10.00
   Class B .........................      12/31/00           11.64
                                          12/31/99(1)        10.00
   Class C .........................      12/31/00           10.73
                                          12/31/99(1)        10.00
   Class D .........................      12/31/00           10.73
                                          12/31/99(1)        10.00

                                                       Net Realized         Net        Accumulation
                                           Net        and Unrealized   Income (Loss)   Unit Value,
                                        Investment      Gain (Loss)         from           End
                                      Income (Loss)    on Investment     Operations      of Year
                                     --------------- ---------------- --------------- -------------
WRL GE U.S. Equity Subaccount (continued)
   Class C .........................    $   0.76         $  (0.99)       $  (0.23)       $ 10.19
                                            0.62            (0.20)           0.42          10.42
   Class D .........................        0.86            (1.08)          (0.22)         10.20
                                            0.62            (0.20)           0.42          10.42
WRL Third Avenue Value Subaccount
   Class A .........................        0.49             3.07            3.56          14.07
                                            0.15             1.16            1.31          10.51
                                           (0.08)           (0.72)          (0.80)          9.20
   Class B .........................        0.52             3.00            3.52          14.00
                                            0.14             1.15            1.29          10.48
                                           (0.09)           (0.72)          (0.81)          9.19
   Class C .........................        0.83             2.74            3.57          14.23
                                            0.11             0.55            0.66          10.66
   Class D .........................        0.42             3.16            3.58          14.24
                                            0.11             0.55            0.66          10.66
WRL J.P. Morgan Real Estate Securities Subaccount
   Class A .........................        0.03             2.21            2.24          10.26
                                            0.03            (0.45)          (0.42)          8.02
                                           (0.07)           (1.49)          (1.56)          8.44
   Class B .........................        0.09             2.13            2.22          10.22
                                            0.08            (0.51)          (0.43)          8.00
                                           (0.08)           (1.49)          (1.57)          8.43
   Class C .........................       (0.06)            2.94            2.88          13.28
                                            0.00             0.40            0.40          10.40
   Class D .........................       (0.12)            3.01            2.89          13.29
                                            0.00             0.40            0.40          10.40
WRL Goldman Sachs Growth Subaccount
   Class A .........................        0.02            (1.09)          (1.07)         10.58
                                           (0.09)            1.74            1.65          11.65
   Class B .........................        0.02            (1.10)          (1.08)         10.56
                                           (0.10)            1.74            1.64          11.64
   Class C .........................        0.05            (1.06)          (1.01)          9.72
                                            0.00             0.73            0.73          10.73
   Class D .........................        0.00            (1.00)          (1.00)          9.73
                                            0.00             0.73            0.73          10.73

See accompanying notes which are an integral part of the financial statements.

WRL Series Annuity Account
Financial Highlights

                                                             Net Assets         Ratio of Net
                                                              at End of       Investment Income
                              Year             Total            Year          (Loss) to Average
                             Ended            Return       (in Thousands)        Net Assets
                       -----------------   ------------   ----------------   ------------------
WRL G.E. U.S. Equity Subaccount (continued)
   Class C .........        12/31/00           (2.26)%         $   879               7.40 %
                            12/31/99(1)         4.24 %              26              69.78 %
   Class D .........        12/31/00           (2.19)%             352               8.43 %
                            12/31/99(1)         4.24 %              26              69.78 %
WRL Third Avenue Value Subaccount
   Class A .........        12/31/00           33.78 %          17,062               3.80 %
                            12/31/99           14.28 %           5,309               1.58 %
                            12/31/98(1)        (7.99)%           5,921              (0.89)%
   Class B .........        12/31/00           33.58 %          57,844               4.00 %
                            12/31/99           14.11 %          10,148               1.54 %
                            12/31/98(1)        (8.13)%           9,419              (1.03)%
   Class C .........        12/31/00           33.46 %             554               6.15 %
                            12/31/99(1)         6.60 %              27              12.46 %
   Class D .........        12/31/00           33.56 %              74               3.15 %
                            12/31/99(1)         6.60 %              27              12.46 %
WRL J.P. Morgan Real Estate Securities Subaccount
   Class A .........        12/31/00           28.01 %           1,649               0.33 %
                            12/31/99           (4.97)%             407               0.42 %
                            12/31/98(1)       (15.65)%             571              (1.26)%
   Class B .........        12/31/00           27.82 %          10,796               0.94 %
                            12/31/99           (5.11)%           1,626               1.01 %
                            12/31/98(1)       (15.73)%           1,324              (1.41)%
   Class C .........        12/31/00           27.70 %             128              (0.54)%
                            12/31/99(1)         3.98 %              26               0.00 %
   Class D .........        12/31/00           27.79 %             131              (0.97)%
                            12/31/99(1)         3.98 %              26               0.00 %
WRL Goldman Sachs Growth Subaccount
   Class A .........        12/31/00           (9.16)%           2,254               0.18 %
                            12/31/99(1)        16.52 %           1,317              (1.25)%
   Class B .........        12/31/00           (9.30)%          12,122               0.16 %
                            12/31/99(1)        16.40 %           5,865              (1.40)%
   Class C .........        12/31/00           (9.38)%             278               0.52 %
                            12/31/99(1)         7.31 %              27               0.00 %
   Class D .........        12/31/00           (9.32)%              98               0.03 %
                            12/31/99(1)         7.31 %              27               0.00 %

See accompanying notes which are an integral part of the financial statements.

WRL Series Annuity Account
Financial Highlights

                                                        Accumulation
                                                         Unit Value,
                                            Year          Beginning
                                           Ended           of Year
                                     ----------------- --------------
WRL Goldman Sachs Small Cap Subaccount
   Class A .........................      12/31/00         $ 11.64
                                          12/31/99(1)        10.00
   Class B .........................      12/31/00           11.63
                                          12/31/99(1)        10.00
   Class C .........................      12/31/00           10.89
                                          12/31/99(1)        10.00
   Class D .........................      12/31/00           10.89
                                          12/31/99(1)        10.00
WRL T. Rowe Price Dividend Growth Subaccount
   Class A .........................      12/31/00            9.18
                                          12/31/99(1)        10.00
   Class B .........................      12/31/00            9.17
                                          12/31/99(1)        10.00
   Class C .........................      12/31/00            9.87
                                          12/31/99(1)        10.00
   Class D .........................      12/31/00            9.87
                                          12/31/99(1)        10.00
WRL T. Rowe Price Small Cap Subaccount
   Class A .........................      12/31/00           13.73
                                          12/31/99(1)        10.00
   Class B .........................      12/31/00           13.72
                                          12/31/99(1)        10.00
   Class C .........................      12/31/00           11.40
                                          12/31/99(1)        10.00
   Class D .........................      12/31/00           11.40
                                          12/31/99(1)        10.00
WRL Salomon All Cap Subaccount
   Class A .........................      12/31/00           11.46
                                          12/31/99(1)        10.00
   Class B .........................      12/31/00           11.45
                                          12/31/99(1)        10.00
   Class C .........................      12/31/00           10.46
                                          12/31/99(1)        10.00
   Class D .........................      12/31/00           10.46
                                          12/31/99(1)        10.00
WRL Pilgrim Baxter Mid Cap Growth Subaccount
   Class A .........................      12/31/00           17.65
                                          12/31/99(1)        10.00
   Class B .........................      12/31/00           17.63
                                          12/31/99(1)        10.00

                                                       Net Realized         Net        Accumulation
                                           Net        and Unrealized   Income (Loss)   Unit Value,
                                        Investment      Gain (Loss)         from           End
                                      Income (Loss)    on Investment     Operations      of Year
                                     --------------- ---------------- --------------- -------------
WRL Goldman Sachs Small Cap Subaccount
   Class A .........................    $    0.19        $  (0.36)       $  (0.17)       $ 11.47
                                             0.23            1.41            1.64          11.64
   Class B .........................         0.17           (0.36)          (0.19)         11.44
                                             0.44            1.19            1.63          11.63
   Class C .........................         0.05           (0.24)          (0.19)         10.70
                                             0.49            0.40            0.89          10.89
   Class D .........................         0.02           (0.20)          (0.18)         10.71
                                             0.49            0.40            0.89          10.89
WRL T. Rowe Price Dividend Growth Subaccount
   Class A .........................        (0.08)           0.86            0.78           9.96
                                            (0.08)          (0.74)          (0.82)          9.18
   Class B .........................        (0.09)           0.86            0.77           9.94
                                            (0.09)          (0.74)          (0.83)          9.17
   Class C .........................        (0.12)           0.94            0.82          10.69
                                             0.00           (0.13)          (0.13)          9.87
   Class D .........................        (0.09)           0.91            0.82          10.69
                                             0.00           (0.13)          (0.13)          9.87
WRL T. Rowe Price Small Cap Subaccount
   Class A .........................        (0.01)          (1.30)          (1.31)         12.42
                                             0.47            3.26            3.73          13.73
   Class B .........................        (0.03)          (1.31)          (1.34)         12.38
                                             0.36            3.36            3.72          13.72
   Class C .........................        (0.05)          (1.07)          (1.12)         10.28
                                             0.35            1.05            1.40          11.40
   Class D .........................        (0.04)          (1.07)          (1.11)         10.29
                                             0.35            1.05            1.40          11.40
WRL Salomon All Cap Subaccount
   Class A .........................         0.18            1.75            1.93          13.39
                                             0.37            1.09            1.46          11.46
   Class B .........................         0.17            1.74            1.91          13.36
                                             0.40            1.05            1.45          11.45
   Class C .........................         0.17            1.56            1.73          12.19
                                             0.34            0.12            0.46          10.46
   Class D .........................         0.14            1.60            1.74          12.20
                                             0.34            0.12            0.46          10.46
WRL Pilgrim Baxter Mid Cap Growth Subaccount
   Class A .........................        (0.02)          (2.71)          (2.73)         14.92
                                            (0.02)           7.67            7.65          17.65
   Class B .........................        (0.05)          (2.69)          (2.74)         14.89
                                            (0.02)           7.65            7.63          17.63

See accompanying notes which are an integral part of the financial statements.

WRL Series Annuity Account
Financial Highlights

                                                              Net Assets         Ratio of Net
                                                               at End of       Investment Income
                              Year             Total             Year          (Loss) to Average
                             Ended             Return       (in Thousands)        Net Assets
                       -----------------   -------------   ----------------   ------------------
WRL Goldman Sachs Small Cap Subaccount
   Class A .........        12/31/00           (1.50)%         $    697          1.62 %
                            12/31/99(1)        16.42 %              429          3.36 %
   Class B .........        12/31/00           (1.65)%            4,708          1.45 %
                            12/31/99(1)        16.31 %            1,935          6.35 %
   Class C .........        12/31/00           (1.74)%               96          0.44 %
                            12/31/99(1)         8.91 %               27         54.08 %
   Class D .........        12/31/00           (1.67)%               75          0.19 %
                            12/31/99(1)         8.91 %               27         54.08 %
WRL T. Rowe Price Dividend Growth Subaccount
   Class A .........        12/31/00            8.50 %            3,778         (0.82)%
                            12/31/99(1)        (8.17)%            1,812         (1.25)%
   Class B .........        12/31/00            8.34 %           11,159         (0.93)%
                            12/31/99(1)        (8.27)%            6,346         (1.40)%
   Class C .........        12/31/00            8.24 %              260         (1.19)%
                            12/31/99(1)        (1.28)%               25          0.00 %
   Class D .........        12/31/00            8.32 %               40         (0.92)%
                            12/31/99(1)        (1.28)%               25          0.00 %
WRL T. Rowe Price Small Cap Subaccount
   Class A .........        12/31/00           (9.59)%            6,379         (0.07)%
                            12/31/99(1)        37.33 %            3,909          6.22 %
   Class B .........        12/31/00           (9.73)%           14,407         (0.23)%
                            12/31/99(1)        37.19 %            4,930          4.79 %
   Class C .........        12/31/00           (9.81)%              415         (0.48)%
                            12/31/99(1)        13.98 %               28         38.09 %
   Class D .........        12/31/00           (9.75)%               26         (0.37)%
                            12/31/99(1)        13.98 %               28         38.09 %
WRL Salomon All Cap Subaccount
   Class A .........        12/31/00           16.83 %           11,475          1.40 %
                            12/31/99(1)        14.60 %            1,374          5.20 %
   Class B .........        12/31/00           16.65 %           54,870          1.30 %
                            12/31/99(1)        14.49 %            4,867          5.63 %
   Class C .........        12/31/00           16.55 %            1,127          1.43 %
                            12/31/99(1)         4.59 %               26         38.27 %
   Class D .........        12/31/00           16.63 %              354          1.20 %
                            12/31/99(1)         4.59 %               26         38.27 %
WRL Pilgrim Baxter Mid Cap Growth Subaccount
   Class A .........        12/31/00          (15.46)%           22,718         (0.12)%
                            12/31/99(1)        76.51 %            6,660         (0.22)%
   Class B .........        12/31/00          (15.58)%          136,151         (0.26)%
                            12/31/99(1)        76.33 %           25,604         (0.26)%

See accompanying notes which are an integral part of the financial statements.

WRL Series Annuity Account
Financial Highlights

                                                        Accumulation
                                                         Unit Value,
                                            Year          Beginning
                                           Ended           of Year
                                     ----------------- --------------
WRL Pilgrim Baxter Mid Cap Growth Subaccount (continued)
   Class C .........................      12/31/00         $ 12.09
                                          12/31/99(1)        10.00
   Class D .........................      12/31/00           12.09
                                          12/31/99(1)        10.00
WRL Dreyfus Mid Cap Subaccount
   Class A .........................      12/31/00           10.63
                                          12/31/99(1)        10.00
   Class B .........................      12/31/00           10.62
                                          12/31/99(1)        10.00
   Class C .........................      12/31/00           10.51
                                          12/31/99(1)        10.00
   Class D .........................      12/31/00           10.51
                                          12/31/99(1)        10.00
WRL Value Line Aggressive Growth Subaccount
   Class A .........................      12/31/00(1)        10.00
   Class B .........................      12/31/00(1)        10.00
   Class C .........................      12/31/00(1)        10.00
   Class D .........................      12/31/00(1)        10.00
WRL Great Companies - AmericaSM Subaccount
   Class A .........................      12/31/00(1)        10.00
   Class B .........................      12/31/00(1)        10.00
   Class C .........................      12/31/00(1)        10.00
   Class D .........................      12/31/00(1)        10.00
WRL Great Companies - TechnologySM Subaccount
   Class A .........................      12/31/00(1)        10.00
   Class B .........................      12/31/00(1)        10.00
   Class C .........................      12/31/00(1)        10.00
   Class D .........................      12/31/00(1)        10.00
WRL Great Companies - Global2 Subaccount
   Class A .........................      12/31/00(1)        10.00
   Class B .........................      12/31/00(1)        10.00
   Class C .........................      12/31/00(1)        10.00
   Class D .........................      12/31/00(1)        10.00
WRL Gabelli Global Growth Subaccount
   Class A .........................      12/31/00(1)        10.00
   Class B .........................      12/31/00(1)        10.00
   Class C .........................      12/31/00(1)        10.00
   Class D .........................      12/31/00(1)        10.00

                                                       Net Realized         Net        Accumulation
                                           Net        and Unrealized   Income (Loss)   Unit Value,
                                        Investment      Gain (Loss)         from           End
                                      Income (Loss)    on Investment     Operations      of Year
                                     --------------- ---------------- --------------- -------------
WRL Pilgrim Baxter Mid Cap Growth Subaccount (continued)
   Class C .........................    $  (0.05)        $  (1.84)       $  (1.89)       $ 10.20
                                            0.03             2.06            2.09          12.09
   Class D .........................       (0.05)           (1.83)          (1.88)         10.21
                                            0.03             2.06            2.09          12.09
WRL Dreyfus Mid Cap Subaccount
   Class A .........................        0.15             1.07            1.22          11.85
                                           (0.08)            0.71            0.63          10.63
   Class B .........................        0.21             0.99            1.20          11.82
                                           (0.09)            0.71            0.62          10.62
   Class C .........................        0.26             0.92            1.18          11.69
                                            0.00             0.51            0.51          10.51
   Class D .........................        0.04             1.15            1.19          11.70
                                            0.00             0.51            0.51          10.51
WRL Value Line Aggressive Growth Subaccount
   Class A .........................       (0.08)           (0.97)          (1.05)          8.95
   Class B .........................       (0.09)           (0.96)          (1.05)          8.95
   Class C .........................       (0.11)           (0.96)          (1.07)          8.93
   Class D .........................       (0.12)           (0.96)          (1.08)          8.92
WRL Great Companies - AmericaSM Subaccount
   Class A .........................       (0.09)            1.37            1.28          11.28
   Class B .........................       (0.10)            1.37            1.27          11.27
   Class C .........................       (0.12)            1.37            1.25          11.25
   Class D .........................       (0.13)            1.37            1.24          11.24
WRL Great Companies - TechnologySM Subaccount
   Class A .........................       (0.07)           (3.25)          (3.32)          6.68
   Class B .........................       (0.08)           (3.24)          (3.32)          6.68
   Class C .........................       (0.09)           (3.24)          (3.33)          6.67
   Class D .........................       (0.10)           (3.24)          (3.34)          6.66
WRL Great Companies - Global2 Subaccount
   Class A .........................       (0.04)           (1.46)          (1.50)          8.50
   Class B .........................       (0.04)           (1.46)          (1.50)          8.50
   Class C .........................       (0.05)           (1.46)          (1.51)          8.49
   Class D .........................       (0.05)           (1.46)          (1.51)          8.49
WRL Gabelli Global Growth Subaccount
   Class A .........................       (0.04)           (0.90)          (0.94)          9.06
   Class B .........................       (0.04)           (0.90)          (0.94)          9.06
   Class C .........................       (0.05)           (0.90)          (0.95)          9.05
   Class D .........................       (0.06)           (0.90)          (0.96)          9.04

See accompanying notes which are an integral part of the financial statements.

WRL Series Annuity Account
Financial Highlights

                                                              Net Assets         Ratio of Net
                                                               at End of       Investment Income
                              Year             Total             Year          (Loss) to Average
                             Ended             Return       (in Thousands)        Net Assets
                       -----------------   -------------   ----------------   ------------------
WRL Pilgrim Baxter Mid Cap Growth Subaccount (continued)
   Class C .........        12/31/00       (15.66)%             $ 1,787       (0.36)%
                            12/31/99(1)     20.92 %                  30        3.47 %
   Class D .........        12/31/00       (15.60)%                 355       (0.35)%
                            12/31/99(1)     20.92 %                  30        3.47 %
WRL Dreyfus Mid Cap Subaccount
   Class A .........        12/31/00        11.52 %               1,839        1.25 %
                            12/31/99(1)      6.30 %                 800       (1.25)%
   Class B .........        12/31/00        11.35 %              10,671        1.78 %
                            12/31/99(1)      6.20 %               2,227       (1.40)%
   Class C .........        12/31/00        11.25 %                 293        2.27 %
                            12/31/99(1)      5.10 %                  26        0.00 %
   Class D .........        12/31/00        11.33 %                  35        0.38 %
                            12/31/99(1)      5.10 %                  26        0.00 %
WRL Value Line Aggressive Growth Subaccount
   Class A .........        12/31/00(1)    (10.46)%                 730       (1.25)%
   Class B .........        12/31/00(1)    (10.55)%               3,755       (1.40)%
   Class C .........        12/31/00(1)    (10.70)%                 114       (1.65)%
   Class D .........        12/31/00(1)    (10.79)%                  27       (1.80)%
WRL Great Companies - AmericaSM Subaccount
   Class A .........        12/31/00(1)     12.85 %               8,647       (1.25)%
   Class B .........        12/31/00(1)     12.73 %              62,872       (1.40)%
   Class C .........        12/31/00(1)     12.54 %               3,035       (1.65)%
   Class D .........        12/31/00(1)     12.43 %                 415       (1.80)%
WRL Great Companies - TechnologySM Subaccount
   Class A .........        12/31/00(1)    (33.17)%               2,489       (1.25)%
   Class B .........        12/31/00(1)    (33.23)%              18,603       (1.40)%
   Class C .........        12/31/00(1)    (33.35)%                 288       (1.65)%
   Class D .........        12/31/00(1)    (33.41)%                 132       (1.80)%
WRL Great Companies - Global2 Subaccount
   Class A .........        12/31/00(1)    (14.95)%               1,088       (1.25)%
   Class B .........        12/31/00(1)    (14.96)%               3,093       (1.40)%
   Class C .........        12/31/00(1)    (15.07)%                 165       (1.65)%
   Class D .........        12/31/00(1)    (15.11)%                  21       (1.80)%
WRL Gabelli Global Growth Subaccount
   Class A .........        12/31/00(1)     (9.38)%               1,403       (1.25)%
   Class B .........        12/31/00(1)     (9.45)%               8,995       (1.40)%
   Class C .........        12/31/00(1)     (9.50)%                 277       (1.65)%
   Class D .........        12/31/00(1)     (9.60)%                 183       (1.80)%

See accompanying notes which are an integral part of the financial statements.

WRL Series Annuity Account
Financial Highlights

                                                        Accumulation
                                                         Unit Value,
                                            Year          Beginning
                                           Ended           of Year
                                     ----------------- --------------
WRL LKCM Capital Growth Subaccount
   Class A .........................      12/31/00(1)      $ 10.00
   Class B .........................      12/31/00(1)        10.00
   Class C .........................      12/31/00(1)        10.00
   Class D .........................      12/31/00(1)        10.00
Fidelity VIP III Growth Opportunities Subaccount
   Class A .........................      12/31/00(1)        10.00
   Class B .........................      12/31/00(1)        10.00
   Class C .........................      12/31/00(1)        10.00
   Class D .........................      12/31/00(1)        10.00
Fidelity VIP II Contrafund(R) Subaccount
   Class A .........................      12/31/00(1)        10.00
   Class B .........................      12/31/00(1)        10.00
   Class C .........................      12/31/00(1)        10.00
   Class D .........................      12/31/00(1)        10.00
Fidelity VIP Equity-Income Subaccount
   Class A .........................      12/31/00(1)        10.00
   Class B .........................      12/31/00(1)        10.00
   Class C .........................      12/31/00(1)        10.00
   Class D .........................      12/31/00(1)        10.00



                                                       Net Realized         Net        Accumulation
                                           Net        and Unrealized   Income (Loss)   Unit Value,
                                        Investment      Gain (Loss)         from           End
                                      Income (Loss)    on Investment     Operations      of Year
                                     --------------- ---------------- --------------- -------------
WRL LKCM Capital Growth Subaccount
   Class A .........................    $  (0.01)       $    1.19        $    1.18       $ 11.18
   Class B .........................       (0.01)            1.19             1.18         11.18
   Class C .........................       (0.02)            1.19             1.17         11.17
   Class D .........................       (0.02)            1.19             1.17         11.17
Fidelity VIP III Growth Opportunities Subaccount
   Class A .........................       (0.08)           (1.38)           (1.46)         8.54
   Class B .........................       (0.09)           (1.37)           (1.46)         8.54
   Class C .........................       (0.10)           (1.38)           (1.48)         8.52
   Class D .........................       (0.11)           (1.38)           (1.49)         8.51
Fidelity VIP II Contrafund(R) Subaccount
   Class A .........................       (0.08)           (0.56)           (0.64)         9.36
   Class B .........................       (0.09)           (0.56)           (0.65)         9.35
   Class C .........................       (0.11)           (0.55)           (0.66)         9.34
   Class D .........................       (0.12)           (0.55)           (0.67)         9.33
Fidelity VIP Equity-Income Subaccount
   Class A .........................       (0.09)            1.05             0.96         10.96
   Class B .........................       (0.10)            1.05             0.95         10.95
   Class C .........................       (0.12)            1.06             0.94         10.94
   Class D .........................       (0.13)            1.05             0.92         10.92

See accompanying notes which are an integral part of the financial statements.

WRL Series Annuity Account
Financial Highlights

                                                           Net Assets         Ratio of Net
                                                            at End of       Investment Income
                              Year            Total           Year          (Loss) to Average
                             Ended           Return      (in Thousands)        Net Assets
                       -----------------   ----------   ----------------   ------------------
WRL LKCM Capital Growth Subaccount
   Class A .........        12/31/00(1)     11.79 %          $   158              (1.25)%
   Class B .........        12/31/00(1)     11.77 %              349              (1.40)%
   Class C .........        12/31/00(1)     11.75 %              148              (1.65)%
   Class D .........        12/31/00(1)     11.74 %              140              (1.80)%
Fidelity VIP III Growth Opportunities Subaccount
   Class A .........        12/31/00(1)    (14.56)%              743              (1.25)%
   Class B .........        12/31/00(1)    (14.65)%            2,845              (1.40)%
   Class C .........        12/31/00(1)    (14.79)%              128              (1.65)%
   Class D .........        12/31/00(1)    (14.88)%               40              (1.80)%
Fidelity VIP II Contrafund(R) Subaccount
   Class A .........        12/31/00(1)     (6.38)%            1,015              (1.25)%
   Class B .........        12/31/00(1)     (6.48)%            5,383              (1.40)%
   Class C .........        12/31/00(1)     (6.63)%              409              (1.65)%
   Class D .........        12/31/00(1)     (6.73)%               80              (1.80)%
Fidelity VIP Equity-Income Subaccount
   Class A .........        12/31/00(1)      9.65 %              922              (1.25)%
   Class B .........        12/31/00(1)      9.54 %            2,750              (1.40)%
   Class C .........        12/31/00(1)      9.35 %              119              (1.65)%
   Class D .........        12/31/00(1)      9.24 %               39              (1.80)%

See accompanying notes which are an integral part of the financial statements.

WRL Series Annuity Account
Notes to the Financial Statements
At December 31, 2000

NOTE 1 -- ORGANIZATION AND SUMMARY OF
          SIGNIFICANT ACCOUNTING POLICIES

The WRL Series Annuity Account (the "Annuity Account") was established as a variable accumulation deferred annuity separate account of Western Reserve Life Assurance Co. of Ohio ("WRL" or the "depositor") and is registered as a unit investment trust under the Investment Company Act of 1940, as amended. The Annuity Account encompasses the following tax-deferred variable annuity Contracts (the "Contracts") issued by WRL:

Class A:
    WRL Freedom Variable Annuity
       WRL Freedom Attainer
Class B:
       WRL Freedom Bellwether
       WRL Freedom Conqueror
       WRL Freedom Creator
       WRL Freedom Premier
Class C:
    WRL Freedom Premier
       WRL Freedom Access
Class D:
    WRL Freedom Access

The Annuity Account contains thirty-two investment options referred to as subaccounts. Each subaccount invests exclusively in the corresponding Portfolio (the "Portfolio") of a Fund. The Annuity Account contains four Funds (collectively referred to as the "Funds"). Each Fund is registered as an open-end management investment company under the Investment Company Act of 1940, as amended.


Subaccount Investment by Fund:

WRL Series Fund, Inc.
       WRL J.P. Morgan Money Market
       WRL AEGON Bond
       WRL Janus Growth
       WRL Janus Global
       WRL LKCM Strategic Total Return
       WRL VKAM Emerging Growth
       WRL Alger Aggressive Growth
       WRL AEGON Balanced
       WRL Federated Growth & Income
       WRL Dean Asset Allocation

WRL Series Fund, Inc. (continued)

       WRL C.A.S.E. Growth
       WRL NWQ Value Equity
       WRL GE International Equity
        (formerly WRL GE/Scottish Equitable
        International Equity)
       WRL U.S. Equity
       WRL Third Avenue Value
       WRL J.P. Morgan Real Estate Securities
       WRL Goldman Sachs Growth
       WRL Goldman Sachs Small Cap
       WRL T. Rowe Price Dividend Growth
       WRL T. Rowe Price Small Cap
       WRL Salomon All Cap
       WRL Pilgrim Baxter Mid Cap Growth
       WRL Dreyfus Mid Cap
       WRL Value Line Aggressive Growth
       WRL Great Companies - AmericaSM
       WRL Great Companies - TechnologySM
       WRL Great Companies - Global2
       WRL Gabelli Global Growth
       WRL LKCM Capital Growth

Variable Insurance Products Fund III (VIP III)
       Fidelity VIP III Growth Opportunities Portfolio -
       Service Class 2 (Referred to as "Fidelity VIP III Growth Opportunities")


Variable Insurance Products Fund II (VIP II)
       Fidelity VIP II Contrafund(R) Portfolio - Service Class 2
       (Referred to as "Fidelity VIP II Contrafund(R)")

Variable Insurance Products Fund (VIP)
       Fidelity VIP Equity-Income Portfolio - Service Class 2
       (Referred to as "Fidelity VIP Equity-Income")


The WRL Series Fund, Inc. has entered into annually renewable investment advisory agreements for each Portfolio with WRL Investment Management, Inc. ("WRL Management") as investment adviser. WRL Management is a wholly-owned subsidiary of WRL.


Costs incurred in connection with the advisory services rendered by WRL Management are paid by each Portfolio. WRL Management has entered into sub-advisory agreements with various management companies ("Sub-Advisers"), some of which are affiliates of WRL. Each Sub-Adviser is compensated

WRL Series Annuity Account
Notes to the Financial Statements (continued)
At December 31, 2000

NOTE 1 -- (continued)

directly by WRL Management. The other three Funds have each entered into a participation agreement for their respective Portfolio among the Fund, its adviser, and WRL.

Each period reported on within the Financial Statements reflects a full twelve-month period, except as follows:

Class A and Class B

Subaccount                                  Inception Date
----------                                 ---------------
WRL C.A.S.E. Growth                            05/01/1996
WRL NWQ Value Equity                           05/01/1996
WRL GE International Equity                    01/02/1997
   (formerly WRL GE/Scottish Equitable
   International Equity)
WRL GE U.S. Equity                             01/02/1997
WRL Third Avenue Value                         01/02/1998
WRL J.P. Morgan Real Estate Securities         05/01/1998
WRL Goldman Sachs Growth                       05/03/1999
WRL Goldman Sachs Small Cap                    05/03/1999
WRL T. Rowe Price Dividend Growth              05/03/1999
WRL T. Rowe Price Small Cap                    05/03/1999
WRL Salomon All Cap                            05/03/1999
WRL Pilgrim Baxter Mid Cap Growth              05/03/1999
WRL Dreyfus Mid Cap                            05/03/1999
WRL Value Line Aggressive Growth               05/01/2000
WRL Great Companies - AmericaSM                05/01/2000
WRL Great Companies - TechnologySM             05/01/2000
WRL Great Companies - Global(2)                09/01/2000
WRL Gabelli Global Growth                      09/01/2000
WRL LKCM Capital Growth                        12/01/2000
Fidelity VIP III Growth Opportunities          05/01/2000
Fidelity VIP II Contrafund(R)                  05/01/2000
Fidelity VIP Equity-Income                     05/01/2000

The income information for the year 1996 has been restated to reflect the merger of C.A.S.E. Reserve Variable Annuity Contract into the WRL Freedom Attainer Variable Annuity Contract in WRL C.A.S.E. Growth subaccount as of December 19, 1997.

Class C and Class D

Subaccount                                  Inception Date
----------                                 ---------------
WRL J.P. Morgan Money Market                   05/03/1999
WRL AEGON Bond                                 05/03/1999
WRL Janus Growth                               05/03/1999
WRL Janus Global                               05/03/1999
WRL LKCM Strategic Total Return                05/03/1999
WRL VKAM Emerging Growth                       05/03/1999
WRL Alger Aggressive Growth                    05/03/1999
WRL AEGON Balanced                             05/03/1999
WRL Federated Growth & Income                  05/03/1999
WRL Dean Asset Allocation                      05/03/1999
WRL C.A.S.E. Growth                            05/03/1999
WRL NWQ Value Equity                           05/03/1999
WRL GE International Equity                    05/03/1999
WRL GE U.S. Equity                             05/03/1999
WRL Third Avenue Value                         05/03/1999
WRL J.P. Morgan Real Estate Securities         05/03/1999
WRL Goldman Sachs Growth                       05/03/1999
WRL Goldman Sachs Small Cap                    05/03/1999
WRL T. Rowe Price Dividend Growth              05/03/1999
WRL T. Rowe Price Small Cap                    05/03/1999
WRL Salomon All Cap                            05/03/1999
WRL Pilgrim Baxter Mid Cap Growth              05/03/1999
WRL Dreyfus Mid Cap                            05/03/1999
WRL Value Line Aggressive Growth               05/01/2000
WRL Great Companies - AmericaSM                05/01/2000
WRL Great Companies - TechnologySM             05/01/2000
WRL Great Companies - Global(2)                09/01/2000
WRL Gabelli Global Growth                      09/01/2000
WRL LKCM Capital Growth                        12/01/2000
Fidelity VIP III Growth Opportunities          05/01/2000
Fidelity VIP II Contrafund(R)                  05/01/2000
Fidelity VIP Equity-Income                     05/01/2000

Effective September 1, 2000, the WRL Janus Global subaccounts are not available for investment to new Contract owners. The subaccounts remain open to Contract owners who purchased the Contract before September 1, 2000.

WRL Series Annuity Account
Notes to the Financial Statements (continued)
At December 31, 2000

NOTE 1 -- (continued)

On May 1, 2000, September 1, 2000, and December 1, 2000, WRL made initial contributions totaling $ 1,125,000, $ 850,000, and $ 500,000, respectively, to the Annuity Account. The respective amount of the contributions and units received are as follows:

Class A

Subaccount                                 Contribution      Units
----------                                --------------   ---------
May 1, 2000:
WRL Value Line Aggressive Growth          $ 200,000        20,000
WRL Great Companies - AmericaSM             200,000        20,000
WRL Great Companies - TechnologySM          200,000        20,000
Fidelity VIP III Growth Opportunities        25,000         2,500
Fidelity VIP II Contrafund(R)                25,000         2,500
Fidelity VIP Equity-Income                   25,000         2,500
September 1, 2000:
WRL Great Companies - Global(2)             187,500        18,750
WRL Gabelli Global Growth                   187,500        18,750
December 1, 2000:
WRL LKCM Capital Growth                     125,000        12,500

Class B

Subaccount                                 Contribution      Units
----------                                --------------   ---------
May 1, 2000:
WRL Value Line Aggressive Growth          $  25,000         2,500
WRL Great Companies - AmericaSM              25,000         2,500
WRL Great Companies - TechnologySM           25,000         2,500
Fidelity VIP III Growth Opportunities        25,000         2,500
Fidelity VIP II Contrafund(R)                25,000         2,500
Fidelity VIP Equity-Income                   25,000         2,500
September 1, 2000:
WRL Great Companies - Global(2)             187,500        18,750
WRL Gabelli Global Growth                   187,500        18,750
December 1, 2000:
WRL LKCM Capital Growth                     125,000        12,500

Class C

Subaccount                                 Contribution      Units
----------                                --------------   ---------
May 1, 2000:
WRL Value Line Aggressive Growth          $  25,000         2,500
WRL Great Companies - AmericaSM              25,000         2,500
WRL Great Companies - TechnologySM           25,000         2,500
Fidelity VIP III Growth Opportunities        25,000         2,500
Fidelity VIP II Contrafund(R)                25,000         2,500
Fidelity VIP Equity-Income                   25,000         2,500
September 1, 2000:
WRL Great Companies - Global(2)              25,000         2,500
WRL Gabelli Global Growth                    25,000         2,500
December 1, 2000:
WRL LKCM Capital Growth                     125,000        12,500

Class D

Subaccount                                 Contribution      Units
----------                                --------------   --------
May 1, 2000:
WRL Value Line Aggressive Growth          $ 25,000          2,500
WRL Great Companies - AmericaSM             25,000          2,500
WRL Great Companies - TechnologySM          25,000          2,500
Fidelity VIP III Growth Opportunities       25,000          2,500
Fidelity VIP II Contrafund(R)               25,000          2,500
Fidelity VIP Equity-Income                  25,000          2,500
September 1, 2000:
WRL Great Companies - Global(2)             25,000          2,500
WRL Gabelli Global Growth                   25,000          2,500
December 1, 2000:
WRL LKCM Capital Growth                    125,000         12,500

The Annuity Account holds assets to support the benefits under certain flexible payment variable accumulation deferred annuity contracts (the "Contracts") issued by WRL. The Annuity Account equity transactions are accounted for using the appropriate effective date at the corresponding accumulation unit value.

WRL Series Annuity Account
Notes to the Financial Statements (continued)
At December 31, 2000

NOTE 1 -- (continued)

The following significant accounting policies, which are in conformity with accounting principles generally accepted in the United States, have been consistently applied in the preparation of the Annuity Account Financial Statements. The preparation of the Financial Statements required management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.


A. Valuation of Investments and Securities Transactions

Investments in the Funds' shares are valued at the closing net asset value ("NAV") per share of the underlying Portfolio, as determined by the Funds. Investment transactions are accounted for on the trade date at the Portfolio NAV next determined after receipt of sale or redemption orders without sales charges. Dividend income and capital gains distributions are recorded on the ex-dividend date. The cost of investments sold is determined on a first-in, first-out basis.


B. Federal Income Taxes

The operations of the Annuity Account are a part of and are taxed with the total operations of WRL, which is taxed as a life insurance company under the Internal Revenue Code. Under the current Internal Revenue Code, the investment income of the Annuity Account, including realized and unrealized capital gains, is not taxable to WRL. Accordingly, no provision for Federal income taxes has been made.


NOTE 2 -- CHARGES AND DEDUCTIONS


Charges are assessed by WRL in connection with the issuance and administration of the Contracts.


A. Contract Charges

No deduction for sales expenses is made from the purchase payments. A contingent deferred sales charge may, however, be assessed against contract values when withdrawn or surrendered.


On each anniversary through maturity date, and at surrender, WRL will deduct an annual Contract charge as partial compensation for providing administrative services under the Contracts.

B. Subaccount Charges

A daily charge as a percentage of average daily net assets is assessed to compensate WRL for assumption of mortality and expense risks and administrative services in connection with issuance and administration of the Contracts. This charge (not assessed at the individual Contract level) effectively reduces the value of a unit outstanding during the year. The following reflects the annual rate for daily charges as assessed by each Annuity Account class:


  Class A   1.25 %
  Class B   1.40 %
  Class C   1.65 %
  Class D   1.80 %

NOTE 3 -- DIVIDEND DISTRIBUTIONS


Dividends are not declared by the Annuity Account, since the increase in the value of the underlying investment in the Funds is reflected daily in the accumulation unit price used to calculate the equity value within the Annuity Account. Consequently, a dividend distribution by the underlying Funds does not change either the accumulation unit price or equity values within the Annuity Account.


NOTE 4 -- SECURITIES TRANSACTIONS

Securities transactions for the year ended December 31, 2000 are as follows (in thousands):

                                     Purchases      Proceeds
                                        of         from Sales
Subaccount                          Securities    of Securities
--------------------------------- -------------- --------------
WRL J.P. Morgan Money Market       $ 1,189,949    $ 1,300,545
WRL AEGON Bond                          24,437         40,382
WRL Janus Growth                       570,305        262,143
WRL Janus Global                       785,806        409,194
WRL LKCM Strategic Total Return        103,513        105,813
WRL VKAM Emerging Growth             1,066,987        584,781
WRL Alger Aggressive Growth            302,010         76,617
WRL AEGON Balanced                      13,601         16,626
WRL Federated Growth & Income           50,055         27,875
WRL Dean Asset Allocation               19,070         80,799
WRL C.A.S.E. Growth                     35,891         29,585
WRL NWQ Value Equity                    49,784         58,625
WRL GE International Equity             19,977          9,578

WRL Series Annuity Account
Notes to the Financial Statements (continued)
At December 31, 2000

NOTE 4 -- (continued)

                                    Purchases     Proceeds
                                       of        from Sales
Subaccount                         Securities   of Securities
----------                        ------------ --------------
WRL GE U.S. Equity                  $ 63,536      $ 32,636
WRL Third Avenue Value                72,035        20,439
WRL J.P. Morgan Real Estate
  Securities                          19,253         9,875
WRL Goldman Sachs Growth              13,710         4,854
WRL Goldman Sachs Small Cap            5,759         2,285
WRL T. Rowe Price Dividend
  Growth                              10,793         5,094
WRL T. Rowe Price Small Cap           23,371         7,233
WRL Salomon All Cap                   69,451        10,254
WRL Pilgrim Baxter
  Mid Cap Growth                     229,817        36,586
WRL Dreyfus Mid Cap                   14,666         5,023
WRL Value Line
  Aggressive Growth                    5,725           300
WRL Great Companies - America(SM)     70,839         2,143
WRL Great Companies -
  Technology(SM)                      36,958         4,702
WRL Great Companies - Global(2)        4,626            77
WRL Gabelli Global Growth             13,644         1,931
WRL LKCM Capital Growth                  693             1
Fidelity VIP III
  Growth Opportunities                 4,648           502
Fidelity VIP II Contrafund(R)          7,240           122
Fidelity VIP Equity-Income             4,336           696

NOTE 5 -- FINANCIAL HIGHLIGHTS


Per unit information has been computed using average units outstanding throughout the year. Total return is not annualized for periods less than one year. The ratio of net investment income (loss) to average net assets is annualized for periods less than one year.

WRL Series Annuity Account
Notes to the Financial Statements (continued)
At December 31, 2000

NOTE 6 -- EQUITY TRANSACTIONS
          (All amounts in thousands)

Unit Activity:
--------------
                                                   Year        Units Outstanding -
                                                  Ended         Beginning of Year
                                            ----------------- ---------------------
WRL J.P. Morgan Money Market Subaccount
   Class A ................................      12/31/00              6,518
                                                 12/31/99              3,396
   Class B ................................      12/31/00             21,724
                                                 12/31/99              7,839
   Class C ................................      12/31/00                  3
                                                 12/31/99(1)               0
   Class D ................................      12/31/00                  3
                                                 12/31/99(1)               0
WRL AEGON Bond Subaccount
   Class A ................................      12/31/00              1,843
                                                 12/31/99              2,415
   Class B ................................      12/31/00              6,281
                                                 12/31/99              6,351
   Class C ................................      12/31/00                  3
                                                 12/31/99(1)               0
   Class D ................................      12/31/00                  3
                                                 12/31/99(1)               0
WRL Janus Growth Subaccount
   Class A ................................      12/31/00             11,831
                                                 12/31/99             13,063
   Class B ................................      12/31/00             32,275
                                                 12/31/99             27,435
   Class C ................................      12/31/00                  3
                                                 12/31/99(1)               0
   Class D ................................      12/31/00                  3
                                                 12/31/99(1)               0
WRL Janus Global Subaccount
   Class A ................................      12/31/00              8,767
                                                 12/31/99              9,640
   Class B ................................      12/31/00             18,875
                                                 12/31/99             17,105
   Class C ................................      12/31/00                  3
                                                 12/31/99(1)               0
   Class D ................................      12/31/00                  3
                                                 12/31/99(1)               0

Unit Activity:
--------------
                                                                             Units Outstanding -
                                             Units Issued   Units Redeemed       End of Year
                                            -------------- ---------------- --------------------
WRL J.P. Morgan Money Market Subaccount
   Class A ................................      14,941         (17,596)            3,863
                                                 15,925         (12,803)            6,518
   Class B ................................     132,002        (138,065)           15,661
                                                109,714         (95,829)           21,724
   Class C ................................         632            (405)              230
                                                      3               0                 3
   Class D ................................         118             (68)               53
                                                      3               0                 3
WRL AEGON Bond Subaccount
   Class A ................................         548            (834)            1,557
                                                    739          (1,311)            1,843
   Class B ................................       2,340          (3,376)            5,245
                                                  4,449          (4,519)            6,281
   Class C ................................          26              (7)               22
                                                      3               0                 3
   Class D ................................           0               0                 3
                                                      3               0                 3
WRL Janus Growth Subaccount
   Class A ................................       1,124          (2,324)           10,631
                                                  2,081          (3,313)           11,831
   Class B ................................      13,847         (11,480)           34,642
                                                 18,424         (13,584)           32,275
   Class C ................................         893             (91)              805
                                                      3               0                 3
   Class D ................................         119             (11)              111
                                                      3               0                 3
WRL Janus Global Subaccount
   Class A ................................       1,363          (1,861)            8,269
                                                  1,729          (2,602)            8,767
   Class B ................................      14,417         (12,662)           20,630
                                                 11,751          (9,981)           18,875
   Class C ................................         440             (67)              376
                                                      3               0                 3
   Class D ................................          48              (8)               43
                                                      3               0                 3

WRL Series Annuity Account
Notes to the Financial Statements (continued)
At December 31, 2000

NOTE 6 -- (continued)

Unit Activity:
--------------
                                                   Year        Units Outstanding -
                                                  Ended         Beginning of Year
                                            ----------------- ---------------------
WRL LKCM Strategic Total Return Subaccount
   Class A ................................      12/31/00              7,040
                                                 12/31/99              7,983
   Class B ................................      12/31/00             16,137
                                                 12/31/99             16,462
   Class C ................................      12/31/00                  3
                                                 12/31/99(1)               0
   Class D ................................      12/31/00                  3
                                                 12/31/99(1)               0
WRL VKAM Emerging Growth Subaccount
   Class A ................................      12/31/00              6,154
                                                 12/31/99              6,443
   Class B ................................      12/31/00             14,179
                                                 12/31/99             12,279
   Class C ................................      12/31/00                  3
                                                 12/31/99(1)               0
   Class D ................................      12/31/00                  3
                                                 12/31/99(1)               0
WRL Alger Aggressive Growth Subaccount
   Class A ................................      12/31/00              3,898
                                                 12/31/99              4,069
   Class B ................................      12/31/00             13,252
                                                 12/31/99             10,807
   Class C ................................      12/31/00                  3
                                                 12/31/99(1)               0
   Class D ................................      12/31/00                  3
                                                 12/31/99(1)               0
WRL AEGON Balanced Subaccount
   Class A ................................      12/31/00              1,453
                                                 12/31/99              1,336
   Class B ................................      12/31/00              4,467
                                                 12/31/99              4,024
   Class C ................................      12/31/00                  3
                                                 12/31/99(1)               0
   Class D ................................      12/31/00                  3
                                                 12/31/99(1)               0

Unit Activity:
--------------
                                                                             Units Outstanding -
                                             Units Issued   Units Redeemed       End of Year
                                            -------------- ---------------- --------------------
WRL LKCM Strategic Total Return Subaccount
   Class A ................................      1,171           (1,639)            6,572
                                                 1,196           (2,139)            7,040
   Class B ................................      6,441           (7,689)           14,889
                                                 6,053           (6,378)           16,137
   Class C ................................        216              (49)              170
                                                     3                0                 3
   Class D ................................         28              (10)               21
                                                     3                0                 3
WRL VKAM Emerging Growth Subaccount
   Class A ................................      2,342           (2,628)            5,868
                                                 2,008           (2,297)            6,154
   Class B ................................     14,702          (12,680)           16,201
                                                10,810           (8,910)           14,179
   Class C ................................        453              (56)              400
                                                     3                0                 3
   Class D ................................         82               (8)               77
                                                     3                0                 3
WRL Alger Aggressive Growth Subaccount
   Class A ................................      1,106           (1,167)            3,837
                                                 1,440           (1,611)            3,898
   Class B ................................      8,606           (5,569)           16,289
                                                 8,405           (5,960)           13,252
   Class C ................................        341              (70)              274
                                                     3                0                 3
   Class D ................................         56               (9)               50
                                                     3                0                 3
WRL AEGON Balanced Subaccount
   Class A ................................        249             (528)            1,174
                                                   688             (571)            1,453
   Class B ................................      1,774           (1,765)            4,476
                                                 2,279           (1,836)            4,467
   Class C ................................         34               (8)               29
                                                     3                0                 3
   Class D ................................          7               (2)                8
                                                     3                0                 3

WRL Series Annuity Account
Notes to the Financial Statements (continued)
At December 31, 2000

NOTE 6 -- (continued)

Unit Activity:
--------------
                                                   Year        Units Outstanding -
                                                  Ended         Beginning of Year
                                            ----------------- ---------------------
WRL Federated Growth & Income Subaccount
   Class A ................................      12/31/00                742
                                                 12/31/99              1,021
   Class B ................................      12/31/00              3,024
                                                 12/31/99              3,248
   Class C ................................      12/31/00                  3
                                                 12/31/99(1)               0
   Class D ................................      12/31/00                  3
                                                 12/31/99(1)               0
WRL Dean Asset Allocation Subaccount
   Class A ................................      12/31/00              3,845
                                                 12/31/99              5,174
   Class B ................................      12/31/00             10,939
                                                 12/31/99             14,496
   Class C ................................      12/31/00                  3
                                                 12/31/99(1)               0
   Class D ................................      12/31/00                  3
                                                 12/31/99(1)               0
WRL C.A.S.E. Growth Subaccount
   Class A ................................      12/31/00                684
                                                 12/31/99                887
   Class B ................................      12/31/00              3,137
                                                 12/31/99              3,043
   Class C ................................      12/31/00                  3
                                                 12/31/99(1)               0
   Class D ................................      12/31/00                  3
                                                 12/31/99(1)               0
WRL NWQ Value Equity Subaccount
   Class A ................................      12/31/00              2,371
                                                 12/31/99              2,964
   Class B ................................      12/31/00              5,579
                                                 12/31/99              7,103
   Class C ................................      12/31/00                  3
                                                 12/31/99(1)               0
   Class D ................................      12/31/00                  3
                                                 12/31/99(1)               0



Unit Activity:
--------------
                                                                             Units Outstanding -
                                             Units Issued   Units Redeemed       End of Year
                                            -------------- ---------------- --------------------
WRL Federated Growth & Income Subaccount
   Class A ................................        887            (648)               981
                                                   225            (504)               742
   Class B ................................      2,990          (2,121)             3,893
                                                 1,704          (1,928)             3,024
   Class C ................................         28              (7)                24
                                                     3               0                  3
   Class D ................................          2              (1)                 4
                                                     3               0                  3
WRL Dean Asset Allocation Subaccount
   Class A ................................        441          (1,516)             2,770
                                                   850          (2,179)             3,845
   Class B ................................      1,670          (5,292)             7,317
                                                 3,195          (6,752)            10,939
   Class C ................................         26              (7)                22
                                                     3               0                  3
   Class D ................................          2              (1)                 4
                                                     3               0                  3
WRL C.A.S.E. Growth Subaccount
   Class A ................................        476            (537)               623
                                                   789            (992)               684
   Class B ................................      2,038          (2,124)             3,051
                                                 3,570          (3,476)             3,137
   Class C ................................         20              (5)                18
                                                     3               0                  3
   Class D ................................          7              (3)                 7
                                                     3               0                  3
WRL NWQ Value Equity Subaccount
   Class A ................................        921          (1,175)             2,117
                                                 1,392          (1,985)             2,371
   Class B ................................      4,189          (4,704)             5,064
                                                 5,308          (6,832)             5,579
   Class C ................................         12              (2)                13
                                                     3               0                  3
   Class D ................................          6              (2)                 7
                                                     3               0                  3

WRL Series Annuity Account
Notes to the Financial Statements (continued)
At December 31, 2000

NOTE 6 -- (continued)

Unit Activity:
--------------
                                                   Year        Units Outstanding -
                                                  Ended         Beginning of Year
                                            ----------------- ---------------------
WRL GE International Equity Subaccount
   Class A ................................      12/31/00               403
                                                 12/31/99               573
   Class B ................................      12/31/00             1,408
                                                 12/31/99             1,642
   Class C ................................      12/31/00                 3
                                                 12/31/99(1)              0
   Class D ................................      12/31/00                 3
                                                 12/31/99(1)              0
WRL GE U.S. Equity Subaccount
   Class A ................................      12/31/00             1,823
                                                 12/31/99             1,538
   Class B ................................      12/31/00             6,781
                                                 12/31/99             4,840
   Class C ................................      12/31/00                 3
                                                 12/31/99(1)              0
   Class D ................................      12/31/00                 3
                                                 12/31/99(1)              0
WRL Third Avenue Value Subaccount
   Class A ................................      12/31/00               505
                                                 12/31/99               644
   Class B ................................      12/31/00               968
                                                 12/31/99             1,025
   Class C ................................      12/31/00                 3
                                                 12/31/99(1)              0
   Class D ................................      12/31/00                 3
                                                 12/31/99(1)              0
WRL J.P. Morgan Real Estate Securities Subaccount
   Class A ................................      12/31/00                51
                                                 12/31/99                68
   Class B ................................      12/31/00               203
                                                 12/31/99               157
   Class C ................................      12/31/00                 3
                                                 12/31/99(1)              0
   Class D ................................      12/31/00                 3
                                                 12/31/99(1)              0

Unit Activity:
--------------
                                                                             Units Outstanding -
                                             Units Issued   Units Redeemed       End of Year
                                            -------------- ---------------- --------------------
WRL GE International Equity Subaccount
   Class A ................................        317             (238)              482
                                                   281             (451)              403
   Class B ................................      1,304             (943)            1,769
                                                17,277          (17,511)            1,408
   Class C ................................         28               (2)               29
                                                     3                0                 3
   Class D ................................         18               (4)               17
                                                     3                0                 3
WRL GE U.S. Equity Subaccount
   Class A ................................      1,362             (860)            2,325
                                                 1,742           (1,457)            1,823
   Class B ................................      4,570           (3,685)            7,666
                                                 6,339           (4,398)            6,781
   Class C ................................        102              (19)               86
                                                     3                0                 3
   Class D ................................         34               (2)               35
                                                     3                0                 3
WRL Third Avenue Value Subaccount
   Class A ................................      1,271             (563)            1,213
                                                   344             (483)              505
   Class B ................................      5,794           (2,632)            4,130
                                                   746             (803)              968
   Class C ................................         40               (4)               39
                                                     3                0                 3
   Class D ................................          3               (1)                5
                                                     3                0                 3
WRL J.P. Morgan Real Estate Securities Subaccount
   Class A ................................        308             (198)              161
                                                    29              (46)               51
   Class B ................................      2,088           (1,235)            1,056
                                                   711             (665)              203
   Class C ................................         10               (3)               10
                                                     3                0                 3
   Class D ................................         12               (5)               10
                                                     3                0                 3

WRL Series Annuity Account
Notes to the Financial Statements (continued)
At December 31, 2000

NOTE 6 -- (continued)

Unit Activity:
--------------
                                                   Year        Units Outstanding -
                                                  Ended         Beginning of Year
                                            ----------------- ---------------------
WRL Goldman Sachs Growth Subaccount
   Class A ................................      12/31/00              114
                                                 12/31/99(1)             0
   Class B ................................      12/31/00              504
                                                 12/31/99(1)             0
   Class C ................................      12/31/00                3
                                                 12/31/99(1)             0
   Class D ................................      12/31/00                3
                                                 12/31/99(1)             0
WRL Goldman Sachs Small Cap Subaccount
   Class A ................................      12/31/00               37
                                                 12/31/99(1)             0
   Class B ................................      12/31/00              166
                                                 12/31/99(1)             0
   Class C ................................      12/31/00                3
                                                 12/31/99(1)             0
   Class D ................................      12/31/00                3
                                                 12/31/99(1)             0
WRL T. Rowe Price Dividend Growth Subaccount
   Class A ................................      12/31/00              198
                                                 12/31/99(1)             0
   Class B ................................      12/31/00              692
                                                 12/31/99(1)             0
   Class C ................................      12/31/00                3
                                                 12/31/99(1)             0
   Class D ................................      12/31/00                3
                                                 12/31/99(1)             0
WRL T. Rowe Price Small Cap Subaccount
   Class A ................................      12/31/00              285
                                                 12/31/99(1)             0
   Class B ................................      12/31/00              359
                                                 12/31/99(1)             0
   Class C ................................      12/31/00                3
                                                 12/31/99(1)             0
   Class D ................................      12/31/00                3
                                                 12/31/99(1)             0

Unit Activity:
--------------
                                                                             Units Outstanding -
                                             Units Issued   Units Redeemed       End of Year
                                            -------------- ---------------- --------------------
WRL Goldman Sachs Growth Subaccount
   Class A ................................        289           (190)                213
                                                   162            (48)                114
   Class B ................................      1,131           (487)              1,148
                                                   679           (175)                504
   Class C ................................         33             (7)                 29
                                                     3              0                   3
   Class D ................................          8             (1)                 10
                                                     3              0                   3
WRL Goldman Sachs Small Cap Subaccount
   Class A ................................         71            (47)                 61
                                                   244           (207)                 37
   Class B ................................        495           (250)                411
                                                   437           (271)                166
   Class C ................................         10             (4)                  9
                                                     3              0                   3
   Class D ................................          7             (3)                  7
                                                     3              0                   3
WRL T. Rowe Price Dividend Growth Subaccount
   Class A ................................        383           (202)                379
                                                   224            (26)                198
   Class B ................................        993           (562)              1,123
                                                   925           (233)                692
   Class C ................................         26             (5)                 24
                                                     3              0                   3
   Class D ................................          3             (2)                  4
                                                     3              0                   3
WRL T. Rowe Price Small Cap Subaccount
   Class A ................................        577           (348)                514
                                                   609           (324)                285
   Class B ................................      1,470           (666)              1,163
                                                   929           (570)                359
   Class C ................................         42             (5)                 40
                                                     3              0                   3
   Class D ................................          0              0                   3
                                                     3              0                   3

WRL Series Annuity Account
Notes to the Financial Statements (continued)
At December 31, 2000

NOTE 6 -- (continued)

Unit Activity:
--------------
                                                   Year        Units Outstanding -
                                                  Ended         Beginning of Year
                                            ----------------- ---------------------
WRL Salomon All Cap Subaccount
   Class A ................................      12/31/00               120
                                                 12/31/99(1)              0
   Class B ................................      12/31/00               425
                                                 12/31/99(1)              0
   Class C ................................      12/31/00                 3
                                                 12/31/99(1)              0
   Class D ................................      12/31/00                 3
                                                 12/31/99(1)              0
WRL Pilgrim Baxter Mid Cap Growth Subaccount
   Class A ................................      12/31/00               377
                                                 12/31/99(1)              0
   Class B ................................      12/31/00             1,452
                                                 12/31/99(1)              0
   Class C ................................      12/31/00                 3
                                                 12/31/99(1)              0
   Class D ................................      12/31/00                 3
                                                 12/31/99(1)              0
WRL Dreyfus Mid Cap Subaccount
   Class A ................................      12/31/00                76
                                                 12/31/99(1)              0
   Class B ................................      12/31/00               210
                                                 12/31/99(1)              0
   Class C ................................      12/31/00                 3
                                                 12/31/99(1)              0
   Class D ................................      12/31/00                 3
                                                 12/31/99(1)              0
WRL Value Line Aggressive Growth Subaccount
   Class A ................................      12/31/00(1)              0
   Class B ................................      12/31/00(1)              0
   Class C ................................      12/31/00(1)              0
   Class D ................................      12/31/00(1)              0

Unit Activity:
--------------
                                                                             Units Outstanding -
                                             Units Issued   Units Redeemed       End of Year
                                            -------------- ---------------- --------------------
WRL Salomon All Cap Subaccount
   Class A ................................        877            (140)               857
                                                   351            (231)               120
   Class B ................................      5,532          (1,849)             4,108
                                                   863            (438)               425
   Class C ................................         98              (8)                93
                                                     3               0                  3
   Class D ................................         28              (2)                29
                                                     3               0                  3
WRL Pilgrim Baxter Mid Cap Growth Subaccount
   Class A ................................      1,904            (759)             1,522
                                                   467             (90)               377
   Class B ................................     13,706          (6,011)             9,147
                                                 2,223            (771)             1,452
   Class C ................................        202             (30)               175
                                                     3               0                  3
   Class D ................................         36              (4)                35
                                                     3               0                  3
WRL Dreyfus Mid Cap Subaccount
   Class A ................................        259            (180)               155
                                                    80              (4)                76
   Class B ................................      1,258            (566)               902
                                                   428            (218)               210
   Class C ................................         25              (3)                25
                                                     3               0                  3
   Class D ................................          1               0                  4
                                                     3               0                  3
WRL Value Line Aggressive Growth Subaccount
   Class A ................................         92             (11)                81
   Class B ................................        467             (47)               420
   Class C ................................         13               0                 13
   Class D ................................          4               0                  4

WRL Series Annuity Account
Notes to the Financial Statements (continued)
At December 31, 2000

NOTE 6 -- (continued)

Unit Activity:
--------------
                                                   Year        Units Outstanding -
                                                  Ended         Beginning of Year
                                            ----------------- ---------------------
WRL Great Companies - AmericaSM Subaccount
   Class A ................................      12/31/00(1)           0
   Class B ................................      12/31/00(1)           0
   Class C ................................      12/31/00(1)           0
   Class D ................................      12/31/00(1)           0
WRL Great Companies - TechnologySM Subaccount
   Class A ................................      12/31/00(1)           0
   Class B ................................      12/31/00(1)           0
   Class C ................................      12/31/00(1)           0
   Class D ................................      12/31/00(1)           0
WRL Great Companies - Global2 Subaccount
   Class A ................................      12/31/00(1)           0
   Class B ................................      12/31/00(1)           0
   Class C ................................      12/31/00(1)           0
   Class D ................................      12/31/00(1)           0
WRL Gabelli Global Growth Subaccount
   Class A ................................      12/31/00(1)           0
   Class B ................................      12/31/00(1)           0
   Class C ................................      12/31/00(1)           0
   Class D ................................      12/31/00(1)           0
WRL LKCM Capital Growth Subaccount
   Class A ................................      12/31/00(1)           0
   Class B ................................      12/31/00(1)           0
   Class C ................................      12/31/00(1)           0
   Class D ................................      12/31/00(1)           0


Unit Activity:
--------------
                                                                             Units Outstanding -
                                             Units Issued   Units Redeemed       End of Year
                                            -------------- ---------------- --------------------
WRL Great Companies - AmericaSM Subaccount
   Class A ................................        859            (93)                766
   Class B ................................      6,297           (720)              5,577
   Class C ................................        274             (4)                270
   Class D ................................         41             (4)                 37
WRL Great Companies - TechnologySM Subaccount
   Class A ................................        695           (323)                372
   Class B ................................      3,616           (830)              2,786
   Class C ................................         43              0                  43
   Class D ................................         26             (6)                 20
WRL Great Companies - Global2 Subaccount
   Class A ................................        137             (9)                128
   Class B ................................        395            (31)                364
   Class C ................................         20              0                  20
   Class D ................................          3              0                   3
WRL Gabelli Global Growth Subaccount
   Class A ................................        175            (20)                155
   Class B ................................      1,400           (407)                993
   Class C ................................         31              0                  31
   Class D ................................         23             (3)                 20
WRL LKCM Capital Growth Subaccount
   Class A ................................         14              0                  14
   Class B ................................         32             (1)                 31
   Class C ................................         13              0                  13
   Class D ................................         13              0                  13

WRL Series Annuity Account
Notes to the Financial Statements (continued)
At December 31, 2000

NOTE 6 -- (continued)

Unit Activity:
--------------
                                                   Year        Units Outstanding -
                                                  Ended         Beginning of Year
                                            ----------------- ---------------------
Fidelity VIP III Growth Opportunities Subaccount
   Class A ................................      12/31/00(1)            0
   Class B ................................      12/31/00(1)            0
   Class C ................................      12/31/00(1)            0
   Class D ................................      12/31/00(1)            0
Fidelity VIP II Contrafund(R) Subaccount
   Class A ................................      12/31/00(1)            0
   Class B ................................      12/31/00(1)            0
   Class C ................................      12/31/00(1)            0
   Class D ................................      12/31/00(1)            0
Fidelity VIP Equity-Income Subaccount
   Class A ................................      12/31/00(1)            0
   Class B ................................      12/31/00(1)            0
   Class C ................................      12/31/00(1)            0
   Class D ................................      12/31/00(1)            0

Unit Activity:
--------------
                                                                             Units Outstanding -
                                             Units Issued   Units Redeemed       End of Year
                                            -------------- ---------------- --------------------
Fidelity VIP III Growth Opportunities Subaccount
   Class A ................................       134             (47)                87
   Class B ................................       352             (19)               333
   Class C ................................        16              (1)                15
   Class D ................................         9              (4)                 5
Fidelity VIP II Contrafund(R) Subaccount
   Class A ................................       118             (10)               108
   Class B ................................       605             (29)               576
   Class C ................................        46              (2)                44
   Class D ................................        12              (3)                 9
Fidelity VIP Equity-Income Subaccount
   Class A ................................       113             (29)                84
   Class B ................................       349             (98)               251
   Class C ................................        11               0                 11
   Class D ................................         4               0                  4

WRL Series Annuity Account
Notes to the Financial Statements (continued)
At December 31, 2000

NOTE 6 -- (continued)

Capital Unit Transactions:
--------------------------
                                                                                                    Increase (Decrease)
                                                     Year        Proceeds from   Cost of Units      in Net Assets from
                                                    Ended         Units Issued      Redeemed     Capital Unit Transactions
                                              ----------------- --------------- --------------- --------------------------
WRL J.P. Morgan Money Market Subaccount
   Class A ..................................      12/31/00        $  227,132    $   (266,654)          $  (39,522)
                                                   12/31/99           232,910        (187,224)              45,686
   Class B ..................................      12/31/00         1,671,323      (1,745,323)             (74,000)
                                                   12/31/99         1,338,148      (1,168,282)             169,866
   Class C ..................................      12/31/00             6,516          (4,187)               2,329
                                                   12/31/99(1)             25               0                   25
   Class D ..................................      12/31/00             1,222            (703)                 519
                                                   12/31/99(1)             25               0                   25
WRL AEGON Bond Subaccount
   Class A ..................................      12/31/00            11,456         (17,229)              (5,773)
                                                   12/31/99            15,202         (26,921)             (11,719)
   Class B ..................................      12/31/00            33,378         (47,697)             (14,319)
                                                   12/31/99            62,733         (63,678)                (945)
   Class C ..................................      12/31/00               274             (67)                 207
                                                   12/31/99(1)             25               0                   25
   Class D ..................................      12/31/00                 6              (1)                   5
                                                   12/31/99(1)             25               0                   25
WRL Janus Growth Subaccount
   Class A ..................................      12/31/00           108,730        (219,403)            (110,673)
                                                   12/31/99           152,871        (244,654)             (91,783)
   Class B ..................................      12/31/00           642,023        (522,640)             119,383
                                                   12/31/99           658,516        (486,621)             171,895
   Class C ..................................      12/31/00             9,127            (918)               8,209
                                                   12/31/99(1)             25               0                   25
   Class D ..................................      12/31/00             1,194            (107)               1,087
                                                   12/31/99(1)             25               0                   25
WRL Janus Global Subaccount
   Class A ..................................      12/31/00            72,333         (96,450)             (24,117)
                                                   12/31/99            61,533         (92,690)             (31,157)
   Class B ..................................      12/31/00           750,193        (653,532)              96,661
                                                   12/31/99           418,291        (356,658)              61,633
   Class C ..................................      12/31/00             5,033            (726)               4,307
                                                   12/31/99(1)             25               0                   25
   Class D ..................................      12/31/00               559             (86)                 473
                                                   12/31/99(1)             25               0                   25

WRL Series Annuity Account
Notes to the Financial Statements (continued)
At December 31, 2000

NOTE 6 -- (continued)

Capital Unit Transactions:
--------------------------
                                                                                                    Increase (Decrease)
                                                     Year        Proceeds from   Cost of Units      in Net Assets from
                                                    Ended         Units Issued      Redeemed     Capital Unit Transactions
                                              ----------------- --------------- --------------- --------------------------
WRL LKCM Strategic Total Return Subaccount
   Class A ..................................      12/31/00        $   25,131     $  (35,116)           $  (9,985)
                                                   12/31/99            24,844        (44,414)             (19,570)
   Class B ..................................      12/31/00           136,860       (163,589)             (26,729)
                                                   12/31/99           124,950       (131,518)              (6,568)
   Class C ..................................      12/31/00             2,164           (488)               1,676
                                                   12/31/99(1)             25              0                   25
   Class D ..................................      12/31/00               280            (95)                 185
                                                   12/31/99(1)             25              0                   25
WRL VKAM Emerging Growth Subaccount
   Class A ..................................      12/31/00           165,137       (181,155)             (16,018)
                                                   12/31/99            79,034        (88,629)              (9,595)
   Class B ..................................      12/31/00         1,019,441       (871,653)             147,788
                                                   12/31/99           422,476       (349,138)              73,338
   Class C ..................................      12/31/00             5,925           (706)               5,219
                                                   12/31/99(1)             25              0                   25
   Class D ..................................      12/31/00             1,049           (104)                 945
                                                   12/31/99(1)             25              0                   25
WRL Alger Aggressive Growth Subaccount
   Class A ..................................      12/31/00            46,993        (46,241)                 752
                                                   12/31/99            44,279        (48,859)              (4,580)
   Class B ..................................      12/31/00           356,742       (221,195)             135,547
                                                   12/31/99           257,678       (182,530)              75,148
   Class C ..................................      12/31/00             3,520           (685)               2,835
                                                   12/31/99(1)             25              0                   25
   Class D ..................................      12/31/00               559            (89)                 470
                                                   12/31/99(1)             25              0                   25
WRL AEGON Balanced Subaccount
   Class A ..................................      12/31/00             3,787         (7,797)              (4,010)
                                                   12/31/99            10,368         (8,530)               1,838
   Class B ..................................      12/31/00            26,619        (26,300)                 319
                                                   12/31/99            33,951        (27,230)               6,721
   Class C ..................................      12/31/00               351            (79)                 272
                                                   12/31/99(1)             25              0                   25
   Class D ..................................      12/31/00                73            (16)                  57
                                                   12/31/99(1)             25              0                   25

WRL Series Annuity Account
Notes to the Financial Statements (continued)
At December 31, 2000

NOTE 6 -- (continued)

Capital Unit Transactions:
--------------------------
                                                                                                    Increase (Decrease)
                                                     Year        Proceeds from   Cost of Units      in Net Assets from
                                                    Ended         Units Issued      Redeemed     Capital Unit Transactions
                                              ----------------- --------------- --------------- --------------------------
WRL Federated Growth & Income Subaccount
   Class A ..................................      12/31/00         $ 15,102      $  (10,685)           $   4,417
                                                   12/31/99            3,553          (7,926)              (4,373)
   Class B ..................................      12/31/00           50,424         (34,706)              15,718
                                                   12/31/99           26,708         (30,115)              (3,407)
   Class C ..................................      12/31/00              317             (74)                 243
                                                   12/31/99(1)            25               0                   25
   Class D ..................................      12/31/00               17              (9)                   8
                                                   12/31/99(1)            25               0                   25
WRL Dean Asset Allocation Subaccount
   Class A ..................................      12/31/00            6,909         (23,714)             (16,805)
                                                   12/31/99           13,824         (35,141)             (21,317)
   Class B ..................................      12/31/00           26,002         (82,337)             (56,335)
                                                   12/31/99           51,728        (107,838)             (56,110)
   Class C ..................................      12/31/00              268             (68)                 200
                                                   12/31/99(1)            25               0                   25
   Class D ..................................      12/31/00               17              (9)                   8
                                                   12/31/99(1)            25               0                   25
WRL C.A.S.E. Growth Subaccount
   Class A ..................................      12/31/00            9,351         (10,671)              (1,320)
                                                   12/31/99           15,227         (18,868)              (3,641)
   Class B ..................................      12/31/00           31,202         (33,044)              (1,842)
                                                   12/31/99           52,397         (50,557)               1,840
   Class C ..................................      12/31/00              191             (47)                 144
                                                   12/31/99(1)            25               0                   25
   Class D ..................................      12/31/00               65             (24)                  41
                                                   12/31/99(1)            25               0                   25
WRL NWQ Value Equity Subaccount
   Class A ..................................      12/31/00           13,219         (16,731)              (3,512)
                                                   12/31/99           19,668         (27,513)              (7,845)
   Class B ..................................      12/31/00           59,779         (66,093)              (6,314)
                                                   12/31/99           75,522         (94,761)             (19,239)
   Class C ..................................      12/31/00              131             (25)                 106
                                                   12/31/99(1)            25               0                   25
   Class D ..................................      12/31/00               71             (21)                  50
                                                   12/31/99(1)            25               0                   25

WRL Series Annuity Account
Notes to the Financial Statements (continued)
At December 31, 2000

NOTE 6 -- (continued)

Capital Unit Transactions:
--------------------------
                                                                                                    Increase (Decrease)
                                                     Year        Proceeds from   Cost of Units      in Net Assets from
                                                    Ended         Units Issued      Redeemed     Capital Unit Transactions
                                              ----------------- --------------- --------------- --------------------------
WRL GE International Equity Subaccount
   Class A ..................................      12/31/00         $  4,368      $   (3,271)            $  1,097
                                                   12/31/99            3,420          (5,503)              (2,083)
   Class B ..................................      12/31/00           16,927         (12,309)               4,618
                                                   12/31/99          205,933        (210,008)              (4,075)
   Class C ..................................      12/31/00              275             (22)                 253
                                                   12/31/99(1)            25               0                   25
   Class D ..................................      12/31/00              177             (41)                 136
                                                   12/31/99(1)            25               0                   25
WRL GE U.S. Equity Subaccount
   Class A ..................................      12/31/00           23,761         (15,074)               8,687
                                                   12/31/99           28,757         (23,900)               4,857
   Class B ..................................      12/31/00           79,705         (64,348)              15,357
                                                   12/31/99          103,550         (71,471)              32,079
   Class C ..................................      12/31/00            1,061            (194)                 867
                                                   12/31/99(1)            25               0                   25
   Class D ..................................      12/31/00              350             (17)                 333
                                                   12/31/99(1)            25               0                   25
WRL Third Avenue Value Subaccount
   Class A ..................................      12/31/00           16,453          (7,140)               9,313
                                                   12/31/99            3,180          (4,457)              (1,277)
   Class B ..................................      12/31/00           74,301         (33,629)              40,672
                                                   12/31/99            6,830          (7,373)                (543)
   Class C ..................................      12/31/00              547             (58)                 489
                                                   12/31/99(1)            25               0                   25
   Class D ..................................      12/31/00               52             (18)                  34
                                                   12/31/99(1)            25               0                   25
WRL J.P. Morgan Real Estate Securities Subaccount
   Class A ..................................      12/31/00            2,882          (1,872)               1,010
                                                   12/31/99              250            (381)                (131)
   Class B ..................................      12/31/00           19,771         (11,583)               8,188
                                                   12/31/99            6,089          (5,638)                 451
   Class C ..................................      12/31/00              128             (39)                  89
                                                   12/31/99(1)            25               0                   25
   Class D ..................................      12/31/00              150             (61)                  89
                                                   12/31/99(1)            25               0                   25

WRL Series Annuity Account
Notes to the Financial Statements (continued)
At December 31, 2000

NOTE 6 -- (continued)

Capital Unit Transactions:
--------------------------
                                                                                                    Increase (Decrease)
                                                     Year        Proceeds from   Cost of Units      in Net Assets from
                                                    Ended         Units Issued      Redeemed     Capital Unit Transactions
                                              ----------------- --------------- --------------- --------------------------
WRL Goldman Sachs Growth Subaccount
   Class A ..................................      12/31/00         $ 3,336        $  (2,173)             $ 1,163
                                                   12/31/99(1)        1,614             (489)               1,125
   Class B ..................................      12/31/00          12,802           (5,488)               7,314
                                                   12/31/99(1)        6,881           (1,788)               5,093
   Class C ..................................      12/31/00             355              (78)                 277
                                                   12/31/99(1)           25                0                   25
   Class D ..................................      12/31/00              85               (5)                  80
                                                   12/31/99(1)           25                0                   25
WRL Goldman Sachs Small Cap Subaccount
   Class A ..................................      12/31/00             829             (519)                 310
                                                   12/31/99(1)        2,469           (2,190)                 279
   Class B ..................................      12/31/00           5,889           (2,917)               2,972
                                                   12/31/99(1)        4,542           (2,854)               1,688
   Class C ..................................      12/31/00             109              (35)                  74
                                                   12/31/99(1)           25                0                   25
   Class D ..................................      12/31/00              80              (28)                  52
                                                   12/31/99(1)           25                0                   25
WRL T. Rowe Price Dividend Growth Subaccount
   Class A ..................................      12/31/00           3,499           (1,843)               1,656
                                                   12/31/99(1)        2,140             (239)               1,901
   Class B ..................................      12/31/00           9,190           (5,196)               3,994
                                                   12/31/99(1)        8,844           (2,175)               6,669
   Class C ..................................      12/31/00             267              (46)                 221
                                                   12/31/99(1)           25                0                   25
   Class D ..................................      12/31/00              27              (15)                  12
                                                   12/31/99(1)           25                0                   25
WRL T. Rowe Price Small Cap Subaccount
   Class A ..................................      12/31/00           8,046           (4,587)               3,459
                                                   12/31/99(1)        6,520           (3,636)               2,884
   Class B ..................................      12/31/00          20,487           (8,793)              11,694
                                                   12/31/99(1)       10,097           (6,338)               3,759
   Class C ..................................      12/31/00             481              (53)                 428
                                                   12/31/99(1)           25                0                   25
   Class D ..................................      12/31/00               0                0                    0
                                                   12/31/99(1)           25                0                   25

WRL Series Annuity Account
Notes to the Financial Statements (continued)
At December 31, 2000

NOTE 6 -- (continued)

Capital Unit Transactions:
--------------------------
                                                                                                    Increase (Decrease)
                                                     Year        Proceeds from   Cost of Units      in Net Assets from
                                                    Ended         Units Issued      Redeemed     Capital Unit Transactions
                                              ----------------- --------------- --------------- --------------------------
WRL Salomon All Cap Subaccount
   Class A ..................................      12/31/00         $ 11,495      $   (1,790)            $  9,705
                                                   12/31/99(1)         3,654          (2,516)               1,138
   Class B ..................................      12/31/00           72,011         (23,863)              48,148
                                                   12/31/99(1)         9,161          (4,670)               4,491
   Class C ..................................      12/31/00            1,180            (100)               1,080
                                                   12/31/99(1)            25               0                   25
   Class D ..................................      12/31/00              348             (25)                 323
                                                   12/31/99(1)            25               0                   25
WRL Pilgrim Baxter Mid Cap Growth Subaccount
   Class A ..................................      12/31/00           39,109         (13,524)              25,585
                                                   12/31/99(1)         5,562          (1,159)               4,403
   Class B ..................................      12/31/00          279,726        (113,664)             166,062
                                                   12/31/99(1)        27,496         (10,080)              17,416
   Class C ..................................      12/31/00            2,645            (376)               2,269
                                                   12/31/99(1)            25               0                   25
   Class D ..................................      12/31/00              476             (51)                 425
                                                   12/31/99(1)            25               0                   25
WRL Dreyfus Mid Cap Subaccount
   Class A ..................................      12/31/00            3,075          (2,126)                 949
                                                   12/31/99(1)           807             (44)                 763
   Class B ..................................      12/31/00           14,783          (6,505)               8,278
                                                   12/31/99(1)         4,276          (2,145)               2,131
   Class C ..................................      12/31/00              298             (34)                 264
                                                   12/31/99(1)            25               0                   25
   Class D ..................................      12/31/00                9              (3)                   6
                                                   12/31/99(1)            25               0                   25
WRL Value Line Aggressive Growth Subaccount
   Class A ..................................      12/31/00(1)           979            (106)                 873
   Class B ..................................      12/31/00(1)         4,891            (450)               4,441
   Class C ..................................      12/31/00(1)           125               0                  125
   Class D ..................................      12/31/00(1)            34              (3)                  31

WRL Series Annuity Account
Notes to the Financial Statements (continued)
At December 31, 2000

NOTE 6 -- (continued)

Capital Units Transactions:
---------------------------
                                                                                                    Increase (Decrease)
                                                     Year        Proceeds from   Cost of Units      in Net Assets from
                                                    Ended         Units Issued      Redeemed     Capital Unit Transactions
                                              ----------------- --------------- --------------- --------------------------
WRL Great Companies - AmericaSM Subaccount
   Class A ..................................      12/31/00(1)      $  9,009       $   (985)             $  8,024
   Class B ..................................      12/31/00(1)        65,710         (7,526)               58,184
   Class C ..................................      12/31/00(1)         2,894            (38)                2,856
   Class D ..................................      12/31/00(1)           433            (44)                  389
WRL Great Companies - TechnologySM Subaccount
   Class A ..................................      12/31/00(1)         7,136         (2,578)                4,558
   Class B ..................................      12/31/00(1)        34,043         (6,561)               27,482
   Class C ..................................      12/31/00(1)           398             (4)                  394
   Class D ..................................      12/31/00(1)           200            (46)                  154
WRL Great Companies - Global2 Subaccount
   Class A ..................................      12/31/00(1)         1,224            (77)                1,147
   Class B ..................................      12/31/00(1)         3,492           (267)                3,225
   Class C ..................................      12/31/00(1)           175              0                   175
   Class D ..................................      12/31/00(1)            25              0                    25
WRL Gabelli Global Growth Subaccount
   Class A ..................................      12/31/00(1)         1,661           (186)                1,475
   Class B ..................................      12/31/00(1)        13,155         (3,771)                9,384
   Class C ..................................      12/31/00(1)           288             (1)                  287
   Class D ..................................      12/31/00(1)           215            (23)                  192
WRL LKCM Capital Growth Subaccount
   Class A ..................................      12/31/00(1)           142              0                   142
   Class B ..................................      12/31/00(1)           330             (9)                  321
   Class C ..................................      12/31/00(1)           133              0                   133
   Class D ..................................      12/31/00(1)           125              0                   125

WRL Series Annuity Account
Notes to the Financial Statements (continued)
At December 31, 2000

NOTE 6 -- (continued)

Capital Unit Transactions:
--------------------------
                                                                                                    Increase (Decrease)
                                                     Year        Proceeds from   Cost of Units      in Net Assets from
                                                    Ended         Units Issued      Redeemed     Capital Unit Transactions
                                              ----------------- --------------- --------------- --------------------------
Fidelity VIP III Growth Opportunities Subaccount
   Class A ..................................      12/31/00(1)      $ 1,275        $   (458)              $   817
   Class B ..................................      12/31/00(1)        3,395            (172)                3,223
   Class C ..................................      12/31/00(1)          148              (5)                  143
   Class D ..................................      12/31/00(1)           79             (34)                   45
Fidelity VIP II Contrafund(R) Subaccount
   Class A ..................................      12/31/00(1)        1,149             (91)                1,058
   Class B ..................................      12/31/00(1)        5,911            (278)                5,633
   Class C ..................................      12/31/00(1)          436             (15)                  421
   Class D ..................................      12/31/00(1)          117             (34)                   83
Fidelity VIP Equity-Income Subaccount
   Class A ..................................      12/31/00(1)        1,181            (310)                  871
   Class B ..................................      12/31/00(1)        3,654          (1,027)                2,627
   Class C ..................................      12/31/00(1)          113               0                   113
   Class D ..................................      12/31/00(1)           36               0                    36

                        Report of Independent Auditors



The Board of Directors
Western Reserve Life Assurance Co. of Ohio


We have audited the accompanying statutory-basis balance sheets of Western Reserve Life Assurance Co. of Ohio (an indirect wholly-owned subsidiary of AEGON N.V.) as of December 31, 2000 and 1999, and the related statutory-basis statements of operations, changes in capital and surplus, and cash flow for each of the three years in the period ended December 31, 2000. Our audits also included the statutory-basis financial statement schedules required by Regulation S-X, Article 7. These financial statements and schedules are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and schedules based on our audits. We did not audit the "Separate Account Assets" and "Separate Account Liabilities" included in the statutory-basis balance sheet of the Company as of December 31, 1999. The Separate Account balance sheets as of December 31, 1999 were audited by other auditors whose report has been furnished to us, and our opinion, insofar as it relates to the data included for the Separate Accounts as of December 31, 1999, is based solely on the report of the other auditors.


We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits and the report of other auditors provide a reasonable basis for our opinion.


As described in Note 1 to the financial statements, the Company presents its financial statements in conformity with accounting practices prescribed or permitted by the Insurance Department of the State of Ohio, which practices differ from accounting principles generally accepted in the United States. The variances between such practices and accounting principles generally accepted in the United States also are described in Note 1. The effects on the financial statements of these variances are not reasonably determinable but are presumed to be material.


In our opinion, because of the effects of the matter described in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States, the financial position of Western Reserve Life Assurance Co. of Ohio at December 31, 2000 and 1999, or the results of its operations or its cash flow for each of the three years in the period ended December 31, 2000.

However, in our opinion, based on our audits and the report of other auditors, the financial statements referred to above present fairly, in all material respects, the financial position of Western Reserve Life Assurance Co. of Ohio at December 31, 2000 and 1999, and the results of its operations and its cash flow for each of the three years in the period ended December 31, 2000, in conformity with accounting practices prescribed or permitted by the Insurance Department of the State of Ohio. Also, in our opinion, the related financial statement schedules, when considered in relation to the basic statutory-basis financial statements taken as a whole, present fairly in all material respects the information set forth therein.


/s/ Ernst & Young LLP


Des Moines, Iowa
February 15, 2001

                  Western Reserve Life Assurance Co. of Ohio

                       Balance Sheets -- Statutory Basis
               (Dollars in thousands, except per share amounts)




                                                               December 31
                                                           2000            1999
                                                      -----------------------------
Admitted assets
Cash and invested assets:
 Cash and short-term investments                      $    25,465     $    23,932
 Bonds                                                     92,652         119,731
 Common stocks:
  Affiliated entities (cost: 2000 and 1999 -- $243)         4,164           2,156
  Other (cost: 2000 and 1999 -- $302)                         352             358
 Mortgage loans on real estate                             14,041           9,698
  Home office properties                                   33,571          34,066
  Investment properties                                    10,808          11,078
  Policy loans                                            284,335         182,975
  Other invested assets                                    10,091              --
                                                      ---------------------------
Total cash and invested assets                            475,479         383,994
Federal income taxes recoverable                           22,547              --
Premiums deferred and uncollected                             908             785
Accrued investment income                                   1,475           1,638
Transfers from separate accounts due or accrued           480,404         463,721
Cash surrender value of life insurance policies            49,787          47,518
Other assets                                                5,905           6,614
Separate account assets                                10,190,653      11,587,982
                                                      ---------------------------
Total admitted assets                                 $11,227,158     $12,492,252
                                                      ===========================

See accompanying notes.

                                                           December 31
                                                       2000            1999
                                                  -----------------------------
Liabilities and capital and surplus
Liabilities:
 Aggregate reserves for policies and contracts:
  Life                                            $   400,695     $   302,138
  Annuity                                             259,199         268,864
 Policy and contract claim reserves                    13,474           9,269
 Other policyholders' funds                            39,118          38,633
 Remittances and items not allocated                   21,192          20,686
 Federal income taxes payable                              --           5,873
 Asset valuation reserve                                4,726           3,809
 Interest maintenance reserve                           5,934           7,866
 Short-term note payable to affiliate                  71,400          17,100
 Payable to affiliate                                  17,406             964
 Other liabilities                                     62,528          49,478
 Separate account liabilities                      10,185,342      11,582,656
                                                  ---------------------------
Total liabilities                                  11,081,014      12,307,336
Capital and surplus:
 Common stock, $1.00 par value, 3,000,000 shares
   authorized and 2,500,000 shares issued and
   outstanding                                          2,500           2,500
 Paid-in surplus                                      120,107         120,107
 Unassigned surplus                                    23,537          62,309
                                                  ---------------------------
Total capital and surplus                             146,144         184,916
                                                  ---------------------------
Total liabilities and capital and surplus         $11,227,158     $12,492,252
                                                  ===========================

See accompanying notes.

                  Western Reserve Life Assurance Co. of Ohio

                  Statements of Operations -- Statutory Basis
                            (Dollars in thousands)

                                                                          Year ended December 31
                                                                    2000            1999            1998
                                                               ---------------------------------------------
Revenues:
 Premiums and other considerations, net of reinsurance:
  Life                                                          $  741,937      $  584,729      $  476,053
  Annuity                                                        1,554,430       1,104,525         794,841
 Net investment income                                              47,867          39,589          36,315
 Amortization of interest maintenance reserve                        1,656           1,751             744
 Commissions and expense allowances on reinsurance ceded             1,648           4,178          15,333
 Income from fees associated with investment
   management, administration and contract guarantees for
   separate accounts                                               149,086         104,775          72,817
 Other income                                                       58,531          44,366          67,751
                                                                ------------------------------------------
                                                                 2,555,155       1,883,913       1,463,854
Benefits and expenses:
 Benefits paid or provided for:
  Life                                                              58,813          35,591          42,982
  Surrender benefits                                               888,060         689,535         551,528
  Other benefits                                                    47,855          32,201          31,280
 Increase (decrease) in aggregate reserves for policies
   and contracts:
   Life                                                             98,557          70,542          42,940
   Annuity                                                          (9,665)          3,446         (30,872)
   Other                                                                67            (121)         32,178
                                                                ------------------------------------------
                                                                 1,083,687         831,194         670,036
Insurance expenses:
 Commissions                                                       316,337         246,334         205,939
 General insurance expenses                                        120,798         112,536         102,611
 Taxes, licenses and fees                                           23,193          19,019          15,545
 Net transfers to separate accounts                              1,068,213         625,598         475,435
 Other expenses                                                         36              --              59
                                                                ------------------------------------------
                                                                 1,528,577       1,003,487         799,589
                                                                ------------------------------------------
                                                                 2,612,264       1,834,681       1,469,625
                                                                ------------------------------------------
Gain (loss) from operations before federal income tax
 expense (benefit) and net realized capital gains (losses)
 on investments                                                    (57,109)         49,232          (5,771)
Federal income tax expense (benefit)                               (17,470)         11,816            (347)
                                                                ------------------------------------------
Gain (loss) from operations before net realized capital gains
 (losses) on investments                                           (39,639)         37,416          (5,424)
Net realized capital gains (losses) on investments (net of
 related federal income taxes and amounts transferred to
 interest maintenance reserve)                                        (856)           (716)          1,494
                                                                ------------------------------------------
Net income (loss)                                               $  (40,495)     $   36,700      $   (3,930)
                                                                ==========================================

See accompanying notes.

                  Western Reserve Life Assurance Co. of Ohio

        Statements of Changes in Capital and Surplus -- Statutory Basis
                            (Dollars in thousands)

                                                                                       Total
                                            Common      Paid-In      Unassigned     Capital and
                                             Stock      Surplus        Surplus        Surplus
                                           ----------------------------------------------------
Balance at January 1, 1998                  $1,500     $ 88,015      $  25,348      $ 114,863
 Net loss                                       --           --         (3,930)        (3,930)
 Change in net unrealized capital gains         --           --            248            248
 Change in non-admitted assets                  --           --         (1,815)        (1,815)
 Change in asset valuation reserve              --           --           (412)          (412)
 Change in surplus in separate accounts         --           --           (341)          (341)
 Change in reserve valuation                    --           --         (2,132)        (2,132)
 Capital contribution                           --       32,092             --         32,092
 Settlement of prior period tax returns         --           --            353            353
 Tax benefits on stock options exercised        --           --          4,654          4,654
                                            -------------------------------------------------
Balance at December 31, 1998                 1,500      120,107         21,973        143,580
 Net income                                     --           --         36,700         36,700
 Change in net unrealized capital gains         --           --          1,421          1,421
 Change in non-admitted assets                  --           --            703            703
 Change in asset valuation reserve              --           --           (961)          (961)
 Change in surplus in separate accounts         --           --            451            451
 Transfer from unassigned surplus to
   common stock (stock dividend)             1,000           --         (1,000)            --
 Settlement of prior period tax returns         --           --          1,000          1,000
 Tax benefits on stock options exercised        --           --          2,022          2,022
                                            -------------------------------------------------
Balance at December 31, 1999                 2,500      120,107         62,309        184,916
 Net loss                                       --           --        (40,495)       (40,495)
 Change in net unrealized capital gains         --           --          1,571          1,571
 Change in non-admitted assets                  --           --         (1,359)        (1,359)
 Change in asset valuation reserve              --           --           (917)          (917)
 Change in surplus in separate accounts         --           --           (314)          (314)
 Settlement of prior period tax returns         --           --             30             30
 Tax benefits on stock options exercised        --           --          2,712          2,712
                                            -------------------------------------------------
Balance at December 31, 2000                $2,500     $120,107      $  23,537      $ 146,144
                                            =================================================

See accompanying notes.

                  Western Reserve Life Assurance Co. of Ohio

                  Statements of Cash Flow -- Statutory Basis
                            (Dollars in thousands)

                                                                    Year ended December 31
                                                              2000            1999            1998
                                                         ---------------------------------------------
Operating activities
Premiums and other considerations, net of reinsurance     $2,356,441      $1,738,870      $1,356,732
Net investment income                                         51,583          44,235          38,294
Life and accident and health claims                          (55,030)        (35,872)        (44,426)
Surrender benefits and other fund withdrawals               (888,060)       (689,535)       (551,528)
Other benefits to policyholders                              (43,721)        (32,642)        (31,231)
Commissions, other expenses and other taxes                 (456,874)       (382,372)       (326,080)
Net transfers to separate accounts                          (935,755)       (628,762)       (461,982)
Federal income taxes received (paid)                          (8,236)         (9,637)         11,956
Other, net                                                    16,913         (21,054)         (7,109)
                                                          ------------------------------------------
Net cash provided by (used in) operating activities           37,261         (16,769)        (15,374)
Investing activities
Proceeds from investments sold, matured or repaid:
 Bonds                                                        45,079         114,177         143,449
 Mortgage loans on real estate                                   227             212             221
 Other                                                           345              18              --
                                                          ------------------------------------------
                                                              45,651         114,407         143,670
Cost of investments acquired:
 Bonds                                                       (18,005)        (49,279)        (68,202)
 Common stocks                                                    --              --             (93)
 Mortgage loans on real estate                                (5,003)             (1)         (5,313)
 Real estate                                                    (108)           (286)        (26,213)
 Policy loans                                               (101,360)        (69,993)        (36,241)
 Other invested assets                                       (11,203)             --              --
 Other                                                            --            (855)           (414)
                                                          ------------------------------------------
                                                            (135,679)       (120,414)       (136,476)
                                                          ------------------------------------------
Net cash provided by (used in) investing activities          (90,028)         (6,007)          7,194
Financing activities
Issuance (payment) of short-term note payable to
  affiliate, net                                              54,300         (27,100)         36,000
Capital contribution                                              --              --          32,092
                                                          ------------------------------------------
Net cash provided by (used in) financing activities           54,300         (27,100)         68,092
                                                          ------------------------------------------
Increase (decrease) in cash and short-term investments         1,533         (49,876)         59,912
Cash and short-term investments at beginning of year          23,932          73,808          13,896
                                                          ------------------------------------------
Cash and short-term investments at end of year            $   25,465      $   23,932      $   73,808
                                                          ==========================================

See accompanying notes.

                  Western Reserve Life Assurance Co. of Ohio

                Notes to Financial Statements -- Statutory-Basis
                             (Dollars in thousands)


                               December 31, 2000

1. Organization and Summary of Significant Accounting Policies

Organization

Western Reserve Life Assurance Co. of Ohio ("the Company") is a stock life insurance company and is a wholly-owned subsidiary of First AUSA Life Insurance Company which, in turn, is a wholly-owned subsidiary of AEGON USA, Inc. ("AEGON"). AEGON is an indirect wholly-owned subsidiary of AEGON N.V., a holding company organized under the laws of The Netherlands.

Nature of Business

The Company operates predominantly in the variable universal life and variable annuity areas of the life insurance business. The Company is licensed in 49 states, District of Columbia, Puerto Rico and Guam. Sales of the Company's products are through financial planners, independent representatives, financial institutions and stockbrokers. The majority of the Company's new life insurance written and a substantial portion of new annuities written is done through one marketing organization; the Company expects to maintain this relationship for the foreseeable future.

Basis of Presentation

The preparation of financial statements of insurance companies requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

The accompanying financial statements have been prepared in conformity with accounting practices prescribed or permitted by the Insurance Department of the State of Ohio ("Insurance Department"), which practices differ from accounting principles generally accepted in the United States. The more significant of these differences are as follows: (a) bonds are generally reported at amortized cost rather than segregating the portfolio into held-to-maturity (reported at amortized cost), available-for-sale (reported at fair value), and trading (reported at fair value) classifications; (b) acquisition costs of acquiring new business are expensed as incurred rather than deferred and amortized over the life of the policies or over the expected gross profit stream; (c) policy reserves on traditional life products are based on statutory mortality rates and interest which may differ from reserves based on reasonable assumptions of expected mortality, interest, and withdrawals which include a provision for possible unfavorable deviation from such assumptions; (d) policy reserves on certain investment products use discounting methodologies utilizing statutory interest rates rather than full account values; (e)

                  Western Reserve Life Assurance Co. of Ohio

                             (Dollars in thousands)

                               December 31, 2000

1. Organization and Summary of Significant Accounting Policies (continued)

reinsurance amounts are netted against the corresponding asset or liability rather than shown as gross amounts on the balance sheet; (f) deferred income taxes are not provided for the difference between the financial statement amounts and income tax bases of assets and liabilities; (g) net realized gains or losses attributed to changes in the level of interest rates in the market are deferred and amortized over the remaining life of the bond or mortgage loan, rather than recognized as gains or losses in the statement of operations when the sale is completed; (h) potential declines in the estimated realizable value of investments are provided for through the establishment of a formula-determined statutory investment reserve (reported as a liability), changes to which are charged directly to surplus, rather than through recognition in the statement of operations for declines in value, when such declines are judged to be other than temporary; (i) certain assets designated as "non-admitted assets" have been charged to unassigned surplus rather than being reported as assets; (j) revenues for universal life and investment products consist of the entire premiums received rather than policy charges for the cost of insurance, policy administration charges, amortization of policy initiation fees and surrender charges assessed; (k) pension expense is recorded as amounts are paid rather than accrued and expensed during the periods in which the employers provide service; (l) stock options settled in cash are recorded as an expense of the Company's indirect parent rather than charged to current operations; (m) adjustments to federal income taxes of prior years are charged or credited directly to surplus, rather than reported as a component of income tax expense in the statement of operations; and (n) the financial statements of wholly-owned affiliates are not consolidated with those of the Company. The effects of these variances have not been determined by the Company, but are presumed to be material.

The National Association of Insurance Commissioners ("NAIC") has revised the Accounting Practices and Procedures Manual in a process referred to as Codification. The revised manual is effective January 1, 2001. The State of Ohio has adopted the provisions of the revised manual. The revised manual has changed, to some extent, prescribed statutory accounting practices and will result in changes to the accounting practices that the Company uses to prepare its statutory-basis financial statements. The cumulative effect of changes in accounting principles adopted to conform to the revised Accounting Practices and Procedures Manual will be reported as an adjustment to surplus as of January 1, 2001. Management believes the effect of these changes will not result in a significant reduction in the Company's statutory-basis capital and surplus as of adoption.

Other significant statutory accounting practices are as follows:

                  Western Reserve Life Assurance Co. of Ohio

                             (Dollars in thousands)

                               December 31, 2000

1. Organization and Summary of Significant Accounting Policies (continued)

Cash and Cash Equivalents

For purposes of the statements of cash flows, the Company considers all highly liquid investments with remaining maturities of one year or less when purchased to be cash equivalents.

Investments

Investments in bonds (except those to which the Securities Valuation Office of the NAIC has ascribed a value), mortgage loans on real estate and short-term investments are reported at cost adjusted for amortization of premiums and accrual of discounts. Amortization is computed using methods which result in a level yield over the expected life of the investment. The Company reviews its prepayment assumptions on mortgage and other asset backed securities at regular intervals and adjusts amortization rates retrospectively when such assumptions are changed due to experience and/or expected future patterns. Common stocks of unaffiliated companies are carried at market, and the related unrealized capital gains/(losses) are reported in unassigned surplus without any adjustment for federal income taxes. Common stocks of the Company's wholly-owned affiliates are recorded at the equity in net assets. Home office and investment properties are reported at cost less allowances for depreciation. Depreciation is computed principally by the straight-line method. Policy loans are reported at unpaid principal. Other invested assets consist principally of investments in various joint ventures and are recorded at equity in underlying net assets. Other "admitted assets" are valued, principally at cost, as required or permitted by Ohio Insurance Laws.

Realized capital gains and losses are determined on the basis of specific identification and are recorded net of related federal income taxes. The Asset Valuation Reserve (AVR) is established by the Company to provide for potential losses in the event of default by issuers of certain invested assets. These amounts are determined using a formula prescribed by the NAIC and are reported as a liability. The formula for the AVR provides for a corresponding adjustment for realized gains and losses. Under a formula prescribed by the NAIC, the Company defers, in the Interest Maintenance Reserve (IMR), the portion of realized gains and losses on sales of fixed income investments, principally bonds and mortgage loans, attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity of the security.

During 2000, 1999 and 1998, net realized capital gains (losses) of $(276), $(67) and $1,294, respectively, were credited to the IMR rather than being immediately recognized in the statements of operations. Amortization of these net gains aggregated $1,656, $1,751 and $744 for the years ended December 31, 2000, 1999 and 1998, respectively.

                  Western Reserve Life Assurance Co. of Ohio

                             (Dollars in thousands)

                               December 31, 2000

1. Organization and Summary of Significant Accounting Policies (continued)

Interest income is recognized on an accrual basis. The Company does not accrue income on bonds in default, mortgage loans on real estate in default and/or foreclosure or which are delinquent more than twelve months, or real estate where rent is in arrears for more than three months. Further, income is not accrued when collection is uncertain. No investment income due and accrued has been excluded for the years ended December 31, 2000, 1999 and 1998, with respect to such practices.

Aggregate Reserves for Policies

Life and annuity reserves are developed by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum required by law.

Tabular interest, tabular less actual reserves released, and tabular cost have been determined by formula. Tabular interest on funds not involving life contingencies has also been determined by formula.

The aggregate policy reserves for life insurance policies are based principally upon the 1941, 1958 and 1980 Commissioners' Standard Ordinary Mortality Tables. The reserves are calculated using interest rates ranging from 2.25 to 5.50 percent and are computed principally on the Net Level Premium Valuation and the Commissioners' Reserve Valuation Methods. Reserves for universal life policies are based on account balances adjusted for the Commissioners' Reserve Valuation Method.

Deferred annuity reserves are calculated according to the Commissioners' Annuity Reserve Valuation Method including excess interest reserves to cover situations where the future interest guarantees plus the decrease in surrender charges are in excess of the maximum valuation rates of interest. Reserves for immediate annuities and supplementary contracts with life contingencies are equal to the present value of future payments assuming interest rates ranging from 4.00 to 11.25 percent and mortality rates, where appropriate, from a variety of tables.

Policy and Contract Claim Reserves

Claim reserves represent the estimated accrued liability for claims reported to the Company and claims incurred but not yet reported through the statement date. These reserves are estimated using either individual case-basis valuations or statistical analysis techniques. These estimates are subject to the effects of trends in claim severity and frequency. The estimates are continually reviewed and adjusted as necessary as experience develops or new information becomes available.

                  Western Reserve Life Assurance Co. of Ohio

                             (Dollars in thousands)

                               December 31, 2000

1. Organization and Summary of Significant Accounting Policies (continued)

Separate Accounts

Assets held in trust for purchases of variable universal life and variable annuity contracts and the Company's corresponding obligation to the contract owners are shown separately in the balance sheets. The assets in the separate accounts are valued at market. Income and gains and losses with respect to the assets in the separate accounts accrue to the benefit of the policyholders and, accordingly, the operations of the separate accounts are not included in the accompanying financial statements. The separate accounts do not have any minimum guarantees and the investment risks associated with market value changes are borne entirely by the policyholders. The Company received variable contract premiums of $2,336,299, $1,675,642 and $1,240,858 in 2000, 1999 and
1998, respectively. All variable account contracts are subject to discretionary withdrawal by the policyholder at the market value of the underlying assets less the current surrender charge. Separate account contractholders have no claim against the assets of the general account.

Stock Option Plan

AEGON N.V. sponsors a stock option plan that includes eligible employees of the Company. Pursuant to the plan, the option price at the date of grant is equal to the market value of the stock. Under statutory accounting principles, the Company does not record any expense related to this plan. However, the Company is allowed to record a deduction in the consolidated tax return filed by the Company and certain affiliates. The tax benefit of this deduction has been credited directly to surplus.

Reclassifications

Certain reclassifications have been made to the 1999 and 1998 financial statements to conform to the 2000 presentation.

                  Western Reserve Life Assurance Co. of Ohio

                             (Dollars in thousands)

                               December 31, 2000

2. Fair Values of Financial Instruments

Statement of Financial Accounting Standards No. 107, Disclosures about Fair Value of Financial Instruments, requires disclosure of fair value information about financial instruments, whether or not recognized in the statutory-basis balance sheet, for which it is practicable to estimate that value. In cases where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques. Those techniques are significantly affected by the assumptions used, including the discount rate and estimates of future cash flows. In that regard, the derived fair value estimates cannot be substantiated by comparisons to independent markets and, in many cases, could not be realized in immediate settlement of the instrument. Statement of Financial Accounting Standards No. 107 excludes certain financial instruments and all nonfinancial instruments from its disclosure requirements and allows companies to forego the disclosures when those estimates can only be made at excessive cost. Accordingly, the aggregate fair value amounts presented do not represent the underlying value of the Company.

The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments:

      Cash and Short-Term Investments: The carrying amounts reported in the statutory-basis balance sheets for these instruments approximate their fair values.

      Investment Securities: Fair values for fixed maturity securities are based on quoted market prices, where available. For fixed maturity securities not actively traded, fair values are estimated using values obtained from independent pricing services or (in the case of private placements) are estimated by discounting expected future cash flows using a current market rate applicable to the yield, credit quality, and maturity of the investments. The fair values for equity securities are based on quoted market prices.

      Mortgage Loans and Policy Loans: The fair values for mortgage loans are estimated utilizing discounted cash flow analyses, using interest rates reflective of current market conditions and the risk characteristics of the loans. The fair value of policy loans are assumed to equal their carrying value.

      Investment Contracts: Fair values for the Company's liabilities under investment-type insurance contracts are estimated using discounted cash flow calculations, based on interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued.

      Short-Term Note Payable to Affiliate: The carrying amounts reported in the statutory-basis balance sheets for these instruments approximate their fair values.

                  Western Reserve Life Assurance Co. of Ohio

                             (Dollars in thousands)

                               December 31, 2000

2. Fair Values of Financial Instruments (continued)

Fair values for the Company's insurance contracts other than investment contracts are not required to be disclosed. However, the fair values of liabilities under all insurance contracts are taken into consideration in the Company's overall management of interest rate risk, which minimizes exposure to changing interest rates through the matching of investment maturities with amounts due under insurance contracts.


The following sets forth a comparison of the fair values and carrying amounts of the Company's financial instruments subject to the provisions of Statement of Financial Accounting Standards No. 107:

                                                                  December 31
                                                     2000                            1999
                                         -----------------------------   -----------------------------
                                            Carrying                        Carrying
                                             Amount        Fair Value        Amount        Fair Value
                                         -------------   -------------   -------------   -------------
Admitted assets
Cash and short-term investments          $   25,465      $   25,465      $   23,932      $   23,932
Bonds                                        92,652          93,766         119,731         119,076
Common stocks, other than affiliates            352             352             358             358
Mortgage loans on real estate                14,041          14,422           9,698           9,250
Policy loans                                284,335         284,335         182,975         182,975
Separate account assets                  10,190,653      10,190,653      11,587,982      11,587,982
Liabilities
Investment contract liabilities             298,279         291,457         301,403         294,342
Short-term note payable to affiliate         71,400          71,400          17,100          17,100
Separate account annuities                7,305,380       7,142,011       8,271,548       8,079,141

3. Investments


The carrying amount and estimated fair value of investments in debt securities are as follows:

                                                               Gross          Gross       Estimated
                                               Carrying     Unrealized     Unrealized       Fair
                                                Amount         Gains         Losses         Value
                                              -----------------------------------------------------
December 31, 2000
Bonds:
 United States Government and agencies         $ 4,580        $   78         $   15       $ 4,643
 State, municipal and other government           1,478            85             --         1,563
 Public utilities                               13,061            75            159        12,977
 Industrial and miscellaneous                   42,482         1,673            811        43,344
 Mortgage and other asset-backed securities     31,051           416            228        31,239
                                               --------------------------------------------------
Total bonds                                    $92,652        $2,327         $1,213       $93,766
                                               ==================================================

                  Western Reserve Life Assurance Co. of Ohio

                             (Dollars in thousands)

                               December 31, 2000

3. Investments (continued)

                                                               Gross          Gross       Estimated
                                               Carrying     Unrealized     Unrealized       Fair
                                                Amount         Gains         Losses         Value
                                              -----------------------------------------------------
December 31, 1999
Bonds:
 United States Government and agencies         $  4,755       $    4         $   66       $  4,693
 State, municipal and other government            2,185           12             --          2,197
 Public utilities                                13,134          129            368         12,895
 Industrial and miscellaneous                    52,997        1,213          1,208         53,002
 Mortgage and other asset-backed securities      46,660          480            851         46,289
                                               ---------------------------------------------------
Total bonds                                    $119,731       $1,838         $2,493       $119,076
                                               ===================================================

The carrying amount and fair value of bonds at December 31, 2000 by contractual maturity are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without penalties.

                                                           Estimated
                                              Carrying       Fair
                                               Amount        Value
                                             -----------------------
Due in one year or less                       $ 3,006      $ 3,027
Due one through five years                     30,022       30,264
Due five through ten years                     21,811       22,273
Due after ten years                             6,762        6,963
                                              --------------------
                                               61,601       62,527
Mortgage and other asset-backed securities     31,051       31,239
                                              --------------------
                                              $92,652      $93,766
                                              ====================

A detail of net investment income is presented below:

                                             Year ended December 31
                                          2000         1999         1998
                                      -------------------------------------
Interest on bonds                      $  8,540      $ 12,094     $ 17,150
Dividends on equity investments from
  subsidiaries                           26,453        18,555       13,233
Interest on mortgage loans                  776           746          499
Rental income on real estate              6,034         5,794        2,839
Interest on policy loans                 14,372         9,303        6,241
Other investment income                       1           414          540
                                       -----------------------------------
Gross investment income                  56,176        46,906       40,502
Investment expenses                      (8,309)       (7,317)      (4,187)
                                       -----------------------------------
Net investment income                  $ 47,867      $ 39,589     $ 36,315
                                       ===================================

                  Western Reserve Life Assurance Co. of Ohio

                             (Dollars in thousands)

                               December 31, 2000

3. Investments (continued)

Proceeds from sales and maturities of debt securities and related gross realized gains and losses were as follows:


                                      Year ended December 31
                                 2000          1999          1998
                              --------------------------------------
Proceeds                       $45,079      $114,177      $143,449
                               ===================================
Gross realized gains           $   117      $  1,762      $  4,641
Gross realized losses              480         1,709           899
                               -------
Net realized gains (losses)    $  (363)     $     53      $  3,742
                               ===================================

At December 31, 2000, bonds with an aggregate carrying value of $4,025 were on deposit with certain state regulatory authorities or were restrictively held in bank custodial accounts for benefit of such state regulatory authorities, as required by statute.


Realized investment gains (losses) and changes in unrealized gains (losses) for investments are summarized below:


                                                         Realized
                                           ------------------------------------
                                                  Year ended December 31
                                              2000         1999         1998
                                           ------------------------------------
Debt securities                             $   (363)    $   53      $  3,742
Other invested assets                         (1,115)        18           (18)
                                            ---------------------------------
                                              (1,478)        71         3,724
Tax benefit (expense)                            346       (854)         (936)
Transfer to interest maintenance reserve         276         67        (1,294)
                                            ---------------------------------
Net realized gains (losses)                 $   (856)    $ (716)     $  1,494
                                            =================================


                                         Changes in Unrealized
                                    -------------------------------
                                        Year ended December 31
                                       2000        1999       1998
                                    -------------------------------
Common stocks                        $2,002      $1,426      $248
Mortgage loans                         (431)         (5)       --
                                     ----------------------------
Change in unrealized appreciation    $1,571      $1,421      $248
                                     ============================

                  Western Reserve Life Assurance Co. of Ohio

                             (Dollars in thousands)

                               December 31, 2000

3. Investments (continued)

Gross unrealized gains (losses) on common stocks were as follows:

                            Unrealized
                       ---------------------
                            December 31
                          2000        1999
                       ---------------------
Unrealized gains        $4,040      $1,995
Unrealized losses          (69)        (26)
                        ------------------
Net unrealized gains    $3,971      $1,969
                        ==================

During 2000, the Company issued one mortgage loan with a lending rate of 7.97%. The percentage of the loan to the value of the security at the time of origination was 69%. The Company requires all mortgages to carry fire insurance equal to the value of the underlying property.


During 2000, 1999 and 1998, no mortgage loans were foreclosed and transferred to real estate. During 2000 and 1999, the Company held a mortgage loan loss reserve in the asset valuation reserve of $0 and $110, respectively.


At December 31, 2000, the Company had no investments (excluding U. S. Government guaranteed or insured issues) which individually represented more than ten percent of capital and surplus and the asset valuation reserve, collectively.

4. Reinsurance

The Company reinsures portions of certain insurance policies which exceed its established limits, thereby providing a greater diversification of risk and minimizing exposure on larger risks. The Company remains contingently liable with respect to any insurance ceded, and this would become an actual liability in the event that the assuming insurance company became unable to meet its obligations under the reinsurance treaty.

                                 Year ended December 31
                           2000            1999            1998
                      ---------------------------------------------
Direct premiums        $2,385,134      $1,748,265      $1,345,752
Reinsurance assumed            --              --             461
Reinsurance ceded         (88,767)        (59,011)        (75,319)
                       ------------------------------------------
Net premiums earned    $2,296,367      $1,689,254      $1,270,894
                       ==========================================

                  Western Reserve Life Assurance Co. of Ohio

                             (Dollars in thousands)

                               December 31, 2000

4. Reinsurance (continued)

The Company received reinsurance recoveries in the amount of $8,856, $4,916 and $5,260 during 2000, 1999 and 1998, respectively. At December 31, 2000 and 1999, estimated amounts recoverable from reinsurers that have been deducted from policy and contract claim reserves totaled $2,337 and $1,557, respectively. The aggregate reserves for policies and contracts were reduced for reserve credits for reinsurance ceded at December 31, 2000 and 1999 of $5,128 and $3,487, respectively.

5. Income Taxes

For federal income tax purposes, the Company joins in a consolidated tax return filing with certain affiliated companies. Under the terms of a tax-sharing agreement between the Company and its affiliates, the Company computes federal income tax expense as if it were filing a separate income tax return, except that tax credits and net operating loss carryforwards are determined on the basis of the consolidated group. Additionally, the alternative minimum tax is computed for the consolidated group and the resulting tax, if any, is allocated back to the separate companies on the basis of the separate companies' alternative minimum taxable income.


Federal income tax expense (benefit) differs from the amount computed by applying the statutory federal income tax rate to gain (loss) from operations before federal income tax expense (benefit) and realized capital gains (losses) on investments for the following reasons:

                                                                   Year ended December 31
                                                              2000           1999           1998
                                                         -------------------------------------------
Computed tax (benefit) at federal statutory rate (35%)     $ (19,988)     $  17,231       $ (2,019)
Deferred acquisition costs -- tax basis                       14,725         11,344          9,672
Tax reserve valuation                                            123         (2,272)         1,513
Excess tax depreciation                                         (426)          (727)          (442)
Amortization of IMR                                             (580)          (613)          (260)
Dividend received deduction                                  (12,805)       (10,784)        (6,657)
Prior year under (over) accrual                                  560         (3,167)        (2,322)
Other, net                                                       921            804            168
                                                           ---------------------------------------
Federal income tax expense (benefit)                       $ (17,470)     $  11,816       $   (347)
                                                           =======================================

Federal income tax expense (benefit) differs from the amount computed by applying the statutory federal income tax rate to realized gains (losses) due to the differences in book and tax asset bases at the time certain investments are sold.

                  Western Reserve Life Assurance Co. of Ohio

                             (Dollars in thousands)

                               December 31, 2000

5. Income Taxes (continued)

Prior to 1984, as provided for under the Life Insurance Company Tax Act of 1959, a portion of statutory income was not subject to current taxation, but was accumulated for income tax purposes in a memorandum account referred to as the policyholders' surplus account. No federal income taxes have been provided for in the financial statements on income deferred in the policyholders' surplus account ($293 at December 31, 2000). To the extent dividends are paid from the amount accumulated in the policyholders' surplus account, net earnings would be reduced by the amount of tax required to be paid. Should the entire amount in the policyholders' surplus account become taxable, the tax thereon computed at current rates would amount to approximately $103.

In 2000, the Company received $30 in interest from the Internal Revenue Service related to the 1993 tax year. In 1999, the Company received $1,000 from its former parent, an unaffiliated company, for reimbursement of prior period tax payments made by the Company but owed by the former parent. In 1998, the Company reached a final settlement with the Internal Revenue Service for 1994 and 1995 resulting in a tax refund of $300 and interest received of $53. Tax settlements for 2000, 1999 and 1998 were credited directly to unassigned surplus.

6. Policy and Contract Attributes

A portion of the Company's policy reserves and other policyholders' funds relate to liabilities established on a variety of the Company's products, primarily separate accounts, that are not subject to significant mortality or morbidity risk; however, there may be certain restrictions placed upon the amount of funds that can be withdrawn without penalty. The amount of reserves on these products, by withdrawal characteristics are summarized as follows:

                                                                                      December 31
                                                                            2000                        1999
                                                                  -------------------------   ------------------------
                                                                                   Percent                    Percent
                                                                     Amount       of Total       Amount       of Total
                                                                  ----------------------------------------------------
Subject to discretionary withdrawal with market value adjust-
 ment                                                              $   11,999          0%      $   12,534         0%
Subject to discretionary withdrawal at book value less surrender
 charge                                                                72,456          1           73,903         1
Subject to discretionary withdrawal at market value                 7,305,182         96        8,271,441        96
Subject to discretionary withdrawal at book value (minimal or
 no charges or adjustments)                                           210,648          3          217,372         3
Not subject to discretionary withdrawal provision                      15,753          0           15,433         0
                                                                   ------------------------------------------------
                                                                    7,616,038        100%       8,590,683       100%
                                                                                     ===                        ===
Less reinsurance ceded                                                  2,145                       1,581
                                                                   ----------                  ----------
Total policy reserves on annuities and deposit fund liabilities    $7,613,893                  $8,589,102
                                                                   ==========                  ==========

                  Western Reserve Life Assurance Co. of Ohio

                             (Dollars in thousands)

                               December 31, 2000

6. Policy and Contract Attributes (continued)

A reconciliation of the amounts transferred to and from the separate accounts is presented below:

                                                             Year ended December 31
                                                       2000            1999            1998
                                                  ---------------------------------------------
Transfers as reported in the summary of
  operations of the separate accounts statement:
Transfers to separate accounts                    $2,336,299      $1,675,642      $1,240,858
Transfers from separate accounts                   1,268,865       1,056,207         774,690
                                                  ------------------------------------------
Net transfers to separate accounts                 1,067,434         619,435         466,168
Reconciling adjustments -- change in accruals
  for investment management, administration
  fees and contract guarantees, reinsurance and
  separate account surplus                               779           6,163           9,267
                                                  ------------------------------------------
Transfers as reported in the summary of
  operations of the life, accident and health
  annual statement                                $1,068,213      $  625,598      $  475,435
                                                  ==========================================

Reserves on the Company's traditional life insurance products are computed using mean reserving methodologies. These methodologies result in the establishment of assets for the amount of the net valuation premiums that are anticipated to be received between the policy's paid-through date to the policy's next anniversary date. At December 31, 2000 and 1999, these assets (which are reported as premiums deferred and uncollected) and the amounts of the related gross premiums and loadings, are as follows:


                                     Gross      Loading      Net
                                   -------------------------------
December 31, 2000
Ordinary direct renewal business    $  991       $220       $771
Ordinary new business                  133         (4)       137
                                    ----------------------------
                                    $1,124       $216       $908
                                    ============================
December 31, 1999
Ordinary direct renewal business    $1,017       $232       $785
                                    ----------------------------
                                    $1,017       $232       $785
                                    ============================

In 1994, the NAIC enacted a guideline to clarify reserving methodologies for contracts that require immediate payment of claims upon proof of death of the insured. Companies were allowed to grade the effects of the change in reserving methodologies over five years. A direct charge to surplus of $2,132 was made for the year ended December 31, 1998 related to the change in reserve methodology.

                  Western Reserve Life Assurance Co. of Ohio

                             (Dollars in thousands)

                               December 31, 2000
7. Dividend Restrictions

The Company is subject to limitations, imposed by the State of Ohio, on the payment of dividends to its parent company. Generally, dividends during any twelve month period may not be paid, without prior regulatory approval, in excess of the greater of (a) 10 percent of statutory capital and surplus as of the preceding December 31, or (b) statutory gain from operations for the preceding year. Subject to the availability of unassigned surplus at the time of such dividend, the maximum payment which may be made in 2001, without the prior approval of insurance regulatory authorities, is $14,614.

8. Capital Structure

During 1999, the Company's Board of Director's approved an amendment to the Company's Articles of Incorporation which increased the number of authorized capital shares to 3,000,000. The Board of Directors also authorized a stock dividend in the amount of $1,000, which was transferred from unassigned surplus. This amendment and stock dividend were in response to a change in California law which requires all life insurance companies which do business in the state to have capital stock of at least $2,500.

9. Retirement and Compensation Plans

The Company's employees participate in a qualified benefit plan sponsored by AEGON. The Company has no legal obligation for the plan. The Company recognizes pension expense equal to its allocation from AEGON. The pension expense is allocated among the participating companies based on the Statement of Financial Accounting Standards No. 87 expense as a percent of salaries. The benefits are based on years of service and the employee's compensation during the highest five consecutive years of employment. Pension expense aggregated $1,224, $1,105 and $917 for the years ended December 31, 2000, 1999 and 1998, respectively. The plan is subject to the reporting and disclosure requirements of the Employee Retirement and Income Security Act of 1974.

The Company's employees also participate in a contributory defined contribution plan sponsored by AEGON which is qualified under Section 401(k) of the Internal Revenue Service Code. Employees of the Company who customarily work at least 1,000 hours during each calendar year and meet the other eligibility requirements are participants of the plan. Participants may elect to contribute up to fifteen percent of their salary to the plan. The Company will match an amount up to three percent of the participant's salary. Participants may direct all of their contributions and plan balances to be invested in a variety of investment options. The plan is subject to the reporting and disclosure requirements of the Employee Retirement and Income Security Act of 1974. Expense related to this plan was $930, $816 and $632 for the years ended December 31, 2000, 1999 and 1998, respectively.

                  Western Reserve Life Assurance Co. of Ohio

                             (Dollars in thousands)

                               December 31, 2000

9. Retirement and Compensation Plans (continued)

AEGON sponsors supplemental retirement plans to provide the Company's senior management with benefits in excess of normal pension benefits. The plans are noncontributory and benefits are based on years of service and the employee's compensation level. The plans are unfunded and nonqualified under the Internal Revenue Code. In addition, AEGON has established incentive deferred compensation plans for certain key employees of the Company. The Company's allocation of expense for these plans for each of the years ended December 31, 2000, 1999 and 1998 was negligible. AEGON also sponsors an employee stock option plan for individuals employed at least three years and a stock purchase plan for its producers, with the participating affiliated companies establishing their own eligibility criteria, producer contribution limits and company matching formula. These plans have been accrued for or funded as deemed appropriate by management of AEGON and the Company.

In addition to pension benefits, the Company participates in plans sponsored by AEGON that provide postretirement medical, dental and life insurance benefits to employees meeting certain eligibility requirements. Portions of the medical and dental plans are contributory. The expenses of the postretirement plans calculated on the pay-as-you-go basis are charged to affiliates in accordance with an intercompany cost sharing arrangement. The Company expensed $108, $81 and $157 for the years ended December 31, 2000, 1999 and 1998, respectively.

10. Related Party Transactions

The Company shares certain officers, employees and general expenses with affiliated companies.

The Company receives data processing, investment advisory and management, marketing and administration services from certain affiliates. During 2000, 1999 and 1998, the Company paid $19,248, $16,905 and $12,763, respectively, for such services, which approximates their costs to the affiliates. The Company provides office space, marketing and administrative services to certain affiliates. During 2000, 1999 and 1998, the Company received $4,665, $3,755 and $5,125, respectively, for such services, which approximates their cost.

Payable to affiliates and intercompany borrowings bear interest at the thirty-day commercial paper rate of 6.4% at December 31, 2000. During 2000, 1999 and 1998, the Company paid net interest of $2,262, $1,997 and $1,090, respectively, to affiliates.

The Company received capital contributions of $32,092 from its parent in 1998.

At December 31, 2000 and 1999, the Company had short-term note payables to an affiliate of $71,400 and $17,100, respectively. Interest on these notes ranged from 6.49% to 6.58% at December 31, 2000 and 5.15% to 5.9% at December 31, 1999.

                  Western Reserve Life Assurance Co. of Ohio

                             (Dollars in thousands)

                               December 31, 2000

10. Related Party Transactions (continued)

During 1998, the Company purchased life insurance policies covering the lives of certain employees of the Company. Premiums of $43,500 were paid to an affiliate for these policies. At December 31, 2000 and 1999, the cash surrender value of these policies was $49,787 and $47,518, respectively.

11. Commitments and Contingencies

The Company is a party to legal proceedings incidental to its business. Although such litigation sometimes includes substantial demands for compensatory and punitive damages in addition to contract liability, it is management's opinion, after consultation with counsel and a review of available facts, that damages arising from such demands will not be material to the Company's financial position.

The Company is subject to insurance guaranty laws in the states in which it writes business. These laws provide for assessments against insurance companies for the benefit of policyholders and claimants in the event of insolvency of other insurance companies. Assessments are charged to operations when received by the Company except where right of offset against other taxes paid is allowed by law; amounts available for future offsets are recorded as an asset on the Company's balance sheet. The future obligation has been based on the most recent information available from the National Organization of Life and Health Insurance Guaranty Association. Potential future obligations for unknown insolvencies are not determinable by the Company. The Company has established a reserve of $3,438 and $3,498 and an offsetting premium tax benefit of $777 and $837 at December 31, 2000 and 1999, respectively, for its estimated share of future guaranty fund assessments related to several major insurer insolvencies. The guaranty fund expense (credit) was $(9), $(20) and $(74) at December 31, 2000, 1999 and 1998, respectively.

12. Reconciliation of Capital and Surplus and Net Income


The following table reconciles capital and surplus and net income as reported in the 1998 Annual Statement filed with the Insurance Department of the State of Ohio, to the amounts reported in the accompanying financial statements:

                                                                     Year ended
                                            December 31, 1998     December 31, 1998
                                           ----------------------------------------
                                              Total Capital
                                               and Surplus         Net Income/Loss
                                           ----------------------------------------
Amounts reported in Annual Statement            $148,038              $    528
Adjustment to federal income tax benefit          (4,458)               (4,458)
                                                ------------------------------
Amounts reported herein                         $143,580              $ (3,930)
                                                ==============================

                  Western Reserve Life Assurance Co. of Ohio

                       Summary of Investments Other Than
                        Investments in Related Parties
                            (Dollars in thousands)

                               December 31, 2000

SCHEDULE I

                                                                                   Amount at Which
                                                                         Fair       Shown in the
                 Type of Investment                      Cost (1)       Value       Balance Sheet
--------------------------------------------------------------------------------------------------
Fixed maturities
Bonds:
 United States Government and government
   agencies and authorities                            $   5,029      $5,097          $   5,029
 States, municipalities and political subdivisions        11,783      11,996             11,783
 Public utilities                                         13,061      12,977             13,061
 All other corporate bonds                                62,779      63,696             62,779
                                                       ----------------------------------------
Total fixed maturities                                    92,652      93,766             92,652
Equity securities
Common stocks:
 Industrial, miscellaneous and all other                     302         352                352
                                                       ----------------------------------------
Total equity securities                                      302         352                352
Mortgage loans on real estate                             14,041                         14,041
Real estate                                               44,379                         44,379
Policy loans                                             284,335                        284,335
Cash and short-term investments                           25,465                         25,465
Other invested assets                                     10,091                         10,091
                                                       ---------                      ---------
Total investments                                      $ 471,265                      $ 471,315
                                                       =========                      =========

(1) Original cost of equity securities and, as to fixed maturities, original cost reduced by repayments and adjusted for amortization of premiums or accruals of discounts.

                  Western Reserve Life Assurance Co. of Ohio

                      Supplementary Insurance Information
                            (Dollars in thousands)

SCHEDULE III

                                                                                    Benefits,
                                                                                     Claims,
                          Future Policy    Policy and                     Net      Losses and     Other
                           Benefits and     Contract      Premium     Investment   Settlement   Operating
                             Expenses     Liabilities     Revenue       Income*     Expenses    Expenses*
                         --------------------------------------------------------------------------------
Year ended December 31,
  2000
Individual life              $389,458       $13,349     $  741,090      $13,430    $  267,540   $310,243
Group life                     11,237           100            847          936         1,413        580
Annuity                       259,199            25      1,554,430       33,501       814,734    149,541
                             ---------------------------------------------------------------------------
                             $659,894       $13,474     $2,296,367      $47,867    $1,083,687   $460,364
                             ===========================================================================
Year ended December 31,
  1999
Individual life              $291,106       $ 9,152     $  583,656      $10,754    $  178,237   $261,284
Group life                     11,032           100          1,073          706         1,437        599
Annuity                       268,864            17      1,104,525       28,129       651,520    116,006
                             ---------------------------------------------------------------------------
                             $571,002       $ 9,269     $1,689,254      $39,589    $  831,194   $377,889
                             ---------------------------------------------------------------------------
Year ended December 31,
  1998
Individual life              $221,050       $ 8,624     $  474,120      $ 9,884    $  122,542   $230,368
Group life                     10,546           100          1,933          723         1,962      2,281
Annuity                       265,418           509        794,841       25,708       545,532     91,505
                             ---------------------------------------------------------------------------
                             $497,014       $ 9,233     $1,270,894      $36,315    $  670,036   $324,154
                             ===========================================================================

* Allocations of net investment income and other operating expenses are based on a number of assumptions and estimates, and the results would change if different methods were applied.

                  Western Reserve Life Assurance Co. of Ohio

                                  Reinsurance
                            (Dollars in thousands)


SCHEDULE IV

                                                          Assumed                   Percentage
                                            Ceded to        From                    of Amount
                               Gross          Other        Other          Net        Assumed
                              Amount        Companies    Companies      Amount        to Net
                          --------------------------------------------------------------------
Year ended
  December 31, 2000
Life insurance in force   $76,903,969    $14,753,778        $ --    $62,150,191         0.0%
                          =================================================================
Premiums:
 Individual life          $   774,550    $    33,460        $ --    $   741,090         0.0%
 Group life                     1,100            253          --            847         0.0
 Annuity                    1,609,484         55,054          --      1,554,430         0.0
                          -----------------------------------------------------------------
                          $ 2,385,134    $    88,767        $ --    $ 2,296,367         0.0%
                          =================================================================
Year ended
  December 31, 1999
Life insurance in force   $63,040,741    $11,297,250        $ --    $51,743,491         0.0%
                          =================================================================
Premiums:
 Individual life          $   604,628    $    20,972        $ --    $   583,656         0.0%
 Group life                     1,383            310          --          1,073         0.0
 Annuity                    1,142,254         37,729          --      1,104,525         0.0
                          -----------------------------------------------------------------
                          $ 1,748,265    $    59,011        $ --    $ 1,689,254         0.0%
                          =================================================================
Year ended
  December 31, 1998
Life insurance in force   $51,064,173    $ 9,862,460        $ --    $41,201,713         0.0%
                          =================================================================
Premiums:
 Individual life          $   493,633    $    19,512        $ --    $   474,121         0.0%
 Group life                     1,691            220         461          1,932        23.8
 Annuity                      850,428         55,587          --        794,841         0.0
                          -----------------------------------------------------------------
                          $ 1,345,752    $    75,319        $461    $ 1,270,894         .03%
                          =================================================================